ANNUAL REPORT

DECEMBER 31, 2000

CITI NASDAQ-100
      INDEX SHARES
      A CLASS OF SHARES OF CITI NASDAQ-100 INDEX FUND

                                                                [CitiFunds Logo]


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   INVESTMENT PRODUCTS: NOT FDIC INSURED o NO BANK GUARANTEE o MAY LOSE VALUE
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


TABLE OF CONTENTS


Letter to Our Shareholders                                                     1
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Portfolio Environment and Outlook                                              2
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Fund Facts                                                                     4
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Fund Performance                                                               5
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Portfolio Highlights                                                           6
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Portfolio of Investments                                                       7
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Statement of Assets and Liabilities                                           10
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Statement of Operations                                                       10
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Statement of Changes in Net Assets                                            11
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Financial Highlights                                                          12
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Notes to Financial Statements                                                 13
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Independent Auditors' Report                                                  16
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


LETTER TO OUR SHAREHOLDERS

[PHOTO OMITTED]


Dear Shareholder:

      We are pleased to present the annual report for the Citi(SM) Nasdaq-100 Index Fund (the "Fund") for the period ended December 31, 2000. In this report, we summarize the economic and market conditions that prevailed during 2000. A detailed summary of the Fund's performance and holdings as of December 31, 2000, can be found in the sections that follow. We hope you find this report to be useful and informative.

      The Fund seeks to provide investment results that, before fees and expenses, correspond to the performance of the Nasdaq-100 Index(R). The Nasdaq-100 Index includes the largest (based on market capitalization) and most active non-financial domestic and international stocks listed on The Nasdaq Stock Market.

      Thank you for your investment in the Citi Nasdaq-100 Index Shares, a class of shares of the Citi Nasdaq-100 Index Fund.

Sincerely,




/s/ Heath B. McLendon


Heath B. McLendon
President
January 5, 2001

Citi is a service mark of Citicorp.

PORTFOLIO ENVIRONMENT AND OUTLOOK

      For the period from inception on September 5, 2000 through December 31, 2000, Citi Nasdaq-100 Index Shares produced a total return of a negative 39.90%. In comparison, the Nasdaq-100 Index (the "Index") returned a negative 41.26% over the same period. While we are pleased to have outperformed the Index during this period, we want to point out that this is unusual. Over the long term, the Fund aims to achieve returns that replicate those of the Index. However, since the Fund has fees and expenses which the Index does not, the Fund's performance may slightly lag that of the Index. Investors in index funds such as this Fund should remember that the performance of the Fund is intended to correspond to the performance of the Index in good and bad markets over the short and long term.

      WITH THE U.S. ECONOMY GROWING ROBUSTLY DURING THE FIRST QUARTER OF 2000, MANY STOCK MARKET LEADERS AT THAT TIME COMPRISED THE NASDAQ-100 INDEX. These advances, however, were relatively short-lived. Partly because of the stock market's advance and the positive effect of rising wealth levels on consumer spending, the Federal Reserve Board (the "Fed") moved toward a more restrictive monetary policy. The Fed raised short-term interest rates three times during the first half of 2000 in an effort to constrain economic growth and forestall long-dormant inflationary pressures.

      THE FED'S POLICIES WERE APPARENTLY EFFECTIVE, BECAUSE THE SECOND HALF OF 2000 WAS CHARACTERIZED BY AN ECONOMIC SLOWDOWN IN THE U.S. With these slowing economic conditions, investor sentiment changed dramatically, and many investors sold technology and other growth(1) stocks amid concerns that a slower U.S. economy would adversely affect corporate earnings. Investor sentiment shifted to long-neglected value(2) stocks, which generally have low representation in the Nasdaq-100 Index. For its part, the Fed held interest rates steady during the second half of the year.

      These sudden shifts in economic growth, monetary policy and investor sentiment made 2000 a highly volatile year for the technology stocks that comprise a significant portion of the Nasdaq-100 Index. In September, the many stocks that comprise the Index endured a significant sell-off due to investors' flight from the technology sector. Technology issues declined by nearly 40% as investors feared a slowing economy and weak earnings growth. The Fund performed slightly better than the benchmark over this period as a result of cash held to facilitate shareholder activity. The performance of the Fund was volatile due to the extreme price fluctuations of stocks in the Index.

      PERHAPS THE MOST NOTABLE STOCK MARKET TREND OF 2000 ACROSS ALL SECTORS AND CAPITALIZATION RANGES WAS THE SHARP DECLINE IN STOCK PRICES AMONG THE TECHNOLOGY, TELECOMMUNICATIONS AND OTHER GROWTH-ORIENTED INDUSTRY GROUPS. After five years of producing attractive annualized gains, the technology-laden Nasdaq-100 Index fell more than 50% between its March 2000 high and its December 2000 low.

----------
(1)   Growth   stocks  are  shares  of   companies   with  the   potential   for
      faster-than-average growth within their industries.

(2) Value stocks are shares of companies that are considered to be inexpensive relative to their asset values or earning power.

Many analysts attribute the technology industry group's weakness to unrestrained investor enthusiasm for companies that they believed would prosper in the "New Economy."(3)

      Throughout 1999, many investors had bid up the prices of such stocks to extremely high valuations. Among the beneficiaries of investors' enthusiasm for the technology sector were many Internet-related companies that had yet to earn a profit, but were the subject of popular speculation that they might one day grow into industry leaders.

      Investor enthusiasm for technology stocks continued into the first quarter of 2000, with the Nasdaq-100 Index reaching a record high on March 24, 2000. At the same time, value-oriented industry groups--such as small cap healthcare, energy and consumer stocks that generally are not part of the Nasdaq-100 Index--declined in January, February and the first half of March 2000, due in large part to a general lack of investor interest.

      By the end of the first quarter, rising short-term interest rates had put pressure on corporate profitability. This led to a series of earnings disappointments by companies in a range of industries that continued throughout the year. This new environment of slower growth hit the technology sector particularly hard. Investors who had given little scrutiny to such "old school" fundamentals as price to earnings ratios suddenly became concerned that technology stock valuations had risen too far, too fast. Investors were quick to sell what they deemed to be overvalued technology stocks, which fell sharply in April 2000.

      DESPITE A SUMMER RALLY, TECHNOLOGY STOCKS AGAIN DECLINED FROM SEPTEMBER THROUGH DECEMBER 2000, TRIGGERING A "FLIGHT TO QUALITY" THAT BENEFITED MAINLY HIGH-QUALITY BONDS AND RELATIVELY DEFENSIVE, VALUE-ORIENTED STOCKS. Indeed, by the end of December 2000, some beaten-down technology stocks had reached valuations that made them attractive to some value-oriented investors.

      Technology stocks suffered immensely at the close of 2000, yet signs are beginning to emerge that the worst may be over for the tech-laden Nasdaq-100 Index. The telecommunications industry is approaching a crucial point. Until now, telecommunications companies were burdened with heavy fixed costs. But at present, costs appear to be moderating while demand has firmed and pricing has recovered. These developments should benefit the better telecommunications players' return on investment and may help to ease investors' concerns about a "glut" of supply. However, we think the halcyon days of technology may be over for the foreseeable future and greater competition and slower corporate spending on information technology will certainly act as a drag on the Nasdaq-100 Index in the first part of 2001. However, we expect technology to rebound in the latter part of 2001 as the Fed's rate cuts work their way through the economy.

----------
(3)   The  New  Economy   represents   those   companies   in  the   technology,
      telecommunications and Internet sectors.

FUND FACTS

FUND OBJECTIVE

To provide investment results that, before fees and expenses, correspond to the performance of the Nasdaq-100 Index.

INVESTMENT MANAGER                      DIVIDENDS SSB
Citi Fund Management LLC                Paid semi-annually, if any

SUBADVISER                              CAPITAL GAINS
State Street Bank and Trust             Distributed annually, if any
Company through its
State Street Global Advisors
division

NET ASSETS AS OF 12/31/00               INDEX
Citi Shares                             o Nasdaq-100 Index*
$1.9 million



* The Nasdaq-100 Index includes the largest (based on market capitalization) and most active non-financial domestic and international stocks listed on The Nasdaq Stock Market.

FUND PERFORMANCE

TOTAL RETURNS                                                       SINCE
                                                                   9/5/00
ALL PERIODS ENDED DECEMBER 31, 2000                             (INCEPTION)*
================================================================================
Citi Shares                                                       (39.90%)
Nasdaq-100 Index                                                  (41.26%)

*  Not Annualized


GROWTH OF $10,000 INVESTED IN THE CITI SHARES VS NASDAQ-100 INDEX SEPTEMBER 5, 2000 (COMMENCEMENT OF OPERATION)-DECEMBER 31, 2000.

        [The table below represents a line chart in the printed piece.]

               Nasdaq-100
                 Index(R)           Citi Shares
               -----------          -----------
9/5/00           10000                 10000
9/30/00          8955.59               8990
10/31/00         8232.65               8290
11/30/00         6287.2                6660
12/31/00         5873.77               6010

A $10,000 investment in the Citi Share class of the Fund made on inception date would have been $6,010 (as of 12/31/00). The graphs show how the performance of the Citi Shares compares to the Index, its benchmark, over the same period.


The graph assumes all dividends and distributions are reinvested at Net Asset Value. Note: All Fund performance numbers represent past performance and are no guarantee of future results. The Fund's share price and investment return will fluctuate, so that the value of an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns include change in share price and reinvestment of dividends and distributions, if any. Total return figures are provided in accordance with SEC guidelines for comparative purposes for prospective investors and reflect certain voluntary fee waivers which may be terminated at any time. If the waivers were not in place, the Fund's returns would have been lower. Investors may not invest directly in an index.

The Nasdaq-100(R), Nasdaq-100 Index(R), and Nasdaq(R) are trade or service marks of The Nasdaq Stock Market, Inc. (which with its affiliates are the Corporations) and are licensed for use by SSB Citi Fund Management LLC. The Fund has not been passed on by the Corporations as to their legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

PORTFOLIO HIGHLIGHTS
================================================================================

TOP TEN EQUITY HOLDINGS AS OF DECEMBER 31, 2000
COMPANY, INDUSTRY                                               % OF NET ASSETS

Cisco Systems, Inc., Computer Communications                         6.04%
--------------------------------------------------------------------------------
Microsoft Corp., Packaged Software                                   4.90%
--------------------------------------------------------------------------------
Qualcomm Inc., Telecommunications Equipment                          4.57%
--------------------------------------------------------------------------------
Intel Corp., Semi-Conductors                                         4.36%
--------------------------------------------------------------------------------
Oracle Corp., Packaged Softwares                                     4.17%
--------------------------------------------------------------------------------
Sun Microsystems, Inc., Computer Processing Hardware                 2.43%
--------------------------------------------------------------------------------
JDS Uniphase Corp., Electronic Equipment & Instruments               2.41%
--------------------------------------------------------------------------------
VERITAS Software Corp., Packaged Softwares                           2.15%
--------------------------------------------------------------------------------
Siebel Systems, Inc., Packaged Softwares                             2.09%
--------------------------------------------------------------------------------
Amgen Inc., Biotechnology                                            1.90%
--------------------------------------------------------------------------------




PORTFOLIO DIVERSIFICATION AS OF DECEMBER 31, 2000

            [Data below represents a pie chart in the printed piece.]

 Computer Peripherals                         2%
 Restaurant                                   1%
 Telecommunications Equipment                10%
 Wireless Telecommunications Services         3%
 Semi-Conductors                             14%
 Discount Stores                              1%
 Electronic Components                        2%
 Packaged Software                           19%
 Medical Specialties                          1%
 Specialty Retail                             1%
 Major Telecommunications                     1%
 Computer Processing Hardware                 5%
 Electronic Production Equipment              1%
 Data Processing Services                     2%
 Electronic Equipment & Instruments           4%
 Specialty Telecommunications                 2%
 Commercial Services & Supplies               1%
 Information Technology Services              1%
 Internet Software Services                   5%
*Short-Term                                   4%
 Biotechnology                                9%
 Apparel/Footware                             1%
 Cable/Satellite TV                           2%
 Computer Communications                      8%


* Includes cash and net other assets.

CITI NASDAQ-100 INDEX FUND
PORTFOLIO OF INVESTMENTS                                       December 31, 2000

ISSUER                                                   SHARES        VALUE
--------------------------------------------------------------------------------

COMMON STOCK -- 96.1%
--------------------------------------------------------------------------------
ADVERTISING/MARKETING SERVICES -- 0.4%
--------------------------------------------------------------------------------
TMP Worldwide Inc.                                         201       $    11,055
                                                                     -----------
APPAREL/FOOTWEAR -- 0.7%
--------------------------------------------------------------------------------
Cintas Corp.                                               400            21,275
                                                                     -----------
BIOTECHNOLOGY-- 8.8%
--------------------------------------------------------------------------------
Abgenix, Inc.*                                             150             8,859
Amgen Inc.*                                                913            58,375
Biogen, Inc.*                                              351            21,082
Chiron Corp.*                                              500            22,250
Genzyme Corp.*                                             200            17,988
Human Genome Sciences Inc.                                 235            16,288
IDEC Pharmaceuticals Corp.                                 101            19,145
Immunex Corp.*                                           1,405            57,078
MedImmune, Inc.*                                           436            20,792
Millennium Pharmaceuticals, Inc.*                          450            27,844
                                                                     -----------
                                                                         269,701
                                                                     -----------
BROADCASTING -- 0.4%
--------------------------------------------------------------------------------
USA Networks, Inc.*                                        700            13,606
                                                                     -----------
CABLE/SATELLITE TV -- 1.9%
--------------------------------------------------------------------------------
Adelphia Communications Corp.*                             271            13,990
Comcast Corp.                                              826            34,486
EchoStar Communications Corp.*                             460            10,465
                                                                     -----------
                                                                          58,941
                                                                     -----------
COMMERCIAL SERVICES & SUPPLIES -- 0.7%
--------------------------------------------------------------------------------
Concord EFS, Inc.*                                         471            20,695
                                                                     -----------
COMPUTER COMMUNICATIONS -- 7.8%
--------------------------------------------------------------------------------
Cisco Systems, Inc.*                                     4,867           186,163
Juniper Networks, Inc.*                                    396            49,921
3Com Corp.*                                                400             3,400
                                                                     -----------
                                                                         239,484
                                                                     -----------
COMPUTERS PERIPHERALS -- 1.8%
--------------------------------------------------------------------------------
Network Appliance, Inc.*                                   639            41,016
Qlogic Corp.*                                              180            13,860
                                                                     -----------
                                                                          54,876
                                                                     -----------
COMPUTER PROCESSING HARDWARE -- 4.8%
--------------------------------------------------------------------------------
Apple Computer, Inc.                                       876            13,031
Dell Computer Corp.*                                     1,860            32,434
Palm, Inc.*                                              1,015            28,737
Sun Microsystems, Inc.*                                  2,687            74,900
                                                                     -----------
                                                                         149,102
                                                                     -----------
CONSUMER SERVICES -- 0.4%
--------------------------------------------------------------------------------
eBay Inc.*                                                 400            13,200
                                                                     -----------
CONTAINERS & PACKAGING -- 0.2%
--------------------------------------------------------------------------------
Smurfit-Stone Container Corp.                              500             7,469
                                                                     -----------
DATA PROCESSING SERVICES -- 1.5%
--------------------------------------------------------------------------------
Fiserv, Inc.*                                              300            14,231
Paychex, Inc.                                              670            32,579
                                                                     -----------
                                                                          46,810
                                                                     -----------
DISCOUNT STORES -- 0.6%
--------------------------------------------------------------------------------
Costco Wholesale Corp.                                     456            18,211
                                                                     -----------
ELECTRICAL PRODUCTS -- 0.2%
--------------------------------------------------------------------------------
Molex Inc.                                                 200             7,100
                                                                     -----------
ELECTRONIC COMPONENTS -- 1.6%
--------------------------------------------------------------------------------
Flextronics International Ltd.*                            882            25,137
Sanmina Corp.*                                             300            22,988
                                                                     -----------
                                                                          48,125
                                                                     -----------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 3.6%
--------------------------------------------------------------------------------
Gemstar-TV Guide International, Inc.*                      830            38,284
JDS Uniphase Corp.*                                      1,778            74,120
                                                                     -----------
                                                                         112,404
                                                                     -----------
ELECTRONIC PRODUCTION EQUIPMENT -- 1.5%
--------------------------------------------------------------------------------
Applied Materials, Inc.                                    810            30,932
KLA-Tencor Corp.*                                          435            14,654
                                                                     -----------
                                                                          45,586
                                                                     -----------
INFORMATION TECHNOLOGY SERVICES -- 1.2%
--------------------------------------------------------------------------------
Citrix Systems, Inc.*                                      425             9,563
Peoplesoft, Inc.*                                          765            28,448
                                                                     -----------
                                                                          38,011
                                                                     -----------
INTERNET RETAIL -- 0.2%
--------------------------------------------------------------------------------
Amazon Com Inc.                                            448             6,972
                                                                     -----------

CITI NASDAQ-100 INDEX FUND
PORTFOLIO OF INVESTMENTS (Continued) December 31, 2000

ISSUER                                                   SHARES        VALUE
--------------------------------------------------------------------------------

INTERNET SOFTWARE/SERVICES -- 5.0%
--------------------------------------------------------------------------------
Ariba, Inc.*                                               447       $    23,970
At Home Corp.*                                             600             3,319
BEA Systems, Inc.*                                         668            44,964
Broadvision, Inc*                                          600             7,088
CMGI Inc.*                                                 700             3,916
CNET Networks, Inc*                                        300             4,795
Exodus Communications Inc.                                 887            17,740
Inktomi Corp.                                              201             3,593
Real Networks, Inc.*                                       300             2,606
VeriSign, Inc.*                                            360            26,708
Yahoo! Inc.*                                               519            15,659
                                                                     -----------
                                                                         154,358
                                                                     -----------
MAJOR TELECOMMUNICATIONS -- 0.9%
--------------------------------------------------------------------------------
WorldCom, Inc.*                                          2,001            28,139
                                                                     -----------
MEDICAL SPECIALTIES -- 0.6%
--------------------------------------------------------------------------------
Biomet, Inc                                                464            18,415
                                                                     -----------
PACKAGED SOFTWARE-- 19.3%
--------------------------------------------------------------------------------
Adobe Systems Inc.                                         455            26,475
BMC Software, Inc.*                                        400             5,600
Check Point Software Technologies Ltd.*                    295            39,401
Compuware Corp*                                            500             3,125
Intuit Inc.*                                               500            19,719
i2 Technologies, Inc.                                      841            45,729
Mercury Interactive Corp.                                  166            14,982
Microsoft Corp.*                                         3,480           150,945
Novell, Inc.*                                              800             4,175
Oracle Corp.*                                            4,425           128,602
Parametric Technology Corp.*                               715             9,608
Rational Software Corp.                                    381            14,835
Siebel Systems, Inc.*                                      954            64,514
VERITAS Software Corp.                                     758            66,324
                                                                     -----------
                                                                         594,034
                                                                     -----------
RECREATIONAL PRODUCTS -- 0.4%
--------------------------------------------------------------------------------
Electronic Arts Inc.*                                      257            10,955
                                                                     -----------
RESTAURANTS -- 0.7%
--------------------------------------------------------------------------------
Starbucks Corp.*                                           500            22,125
                                                                     -----------
SEMI-CONDUCTORS-- 14.4%
--------------------------------------------------------------------------------
Altera Corp.*                                            1,077            28,339
Applied Micro Circuits Corp.*                              663            49,756
Atmel Corp.                                                700             8,138
Broadcom Corp.                                             269            22,595
Conexant Systems Inc.                                      500             7,688
Intel Corp.                                              4,468           134,319
Linear Technology Corp.                                    818            37,832
Maxim Integrated Products, Inc.*                           769            36,768
Microchip Technology Inc.*                                 192             4,212
PMC Sierra, Inc.*                                          341            26,810
SDL, Inc.*                                                 175            25,933
Vitesse Semiconductor Corp.*                               376            20,798
Xilinx, Inc.*                                              845            38,975
                                                                     -----------
                                                                         442,163
                                                                     -----------
SPECIALTY RETAIL -- 0.8%
--------------------------------------------------------------------------------
Bed Bath & Beyond Inc.*                                    735            16,445
Staples, Inc.*                                             600             7,088
                                                                     -----------
                                                                          23,533
                                                                     -----------
SPECIALTY TELECOMMUNICATIONS -- 2.1%
--------------------------------------------------------------------------------
Level 3 Communications, Inc.*                              500            16,406
McLeod USA Inc.*                                           921            13,009
Metromedia Fiber Network, Inc.*                          1,021            10,338
Pan Am Sat Corp.*                                          400            13,875
XO Communications, Inc.*                                   600            10,688
                                                                     -----------
                                                                          64,316
                                                                     -----------
TELECOMMUNICATIONS EQUIPMENT -- 10.4%
--------------------------------------------------------------------------------
ADC Telecommunications Inc.*                             1,855            33,622
CIENA Corp.*                                               645            52,406
Comverse Technology, Inc.*                                 330            35,846
Ericsson AB                                              2,060            23,046
Qualcomm Inc.*                                           1,712           140,705
RF Micro Devices, Inc.*                                    357             9,795
Tellabs, Inc.*                                             452            25,538
                                                                     -----------
                                                                         320,958
                                                                     -----------
TRUCKS/CONSTRUCTION/FARM MACHINERY -- 0.3%
--------------------------------------------------------------------------------
Paccar Inc.                                                166             8,176

WIRELESS TELECOMMUNCATION SERVICES -- 2.9%
--------------------------------------------------------------------------------
Nextel Communications Inc.                               1,773            43,882
Voicestream Wireless Corp.*                                463            46,589
                                                                     -----------
                                                                          90,471
                                                                     -----------

CITI NASDAQ-100 INDEX FUND
PORTFOLIO OF INVESTMENTS                                       December 31, 2000

ISSUER                                                                 VALUE
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (Identified Cost -- $4,778,984)                                    $ 2,960,266
                                                                     -----------
SHORT-TERM OBLIGATIONS -- 0.0%
--------------------------------------------------------------------------------
Federated Prime Cash Obligation Fund 4.58% due 1/02/01
  (Identified Cost -- $114)                                                  114
                                                                     -----------
TOTAL INVESTMENTS
  (Identified Cost-- $4,779,098)                          96.1%        2,960,380
OTHER ASSETS, LESS LIABILITIES                             3.9           119,936
                                                         -----       -----------
NET ASSETS                                               100.0%      $ 3,080,316
                                                         =====       ===========

*Non-income producing security

See notes to financial statements

CITI NASDAQ-100 INDEX FUND
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2000
================================================================================
ASSETS:
Investments, at value (Note 1A) (Identified Cost, $4,779,098)        $2,960,380
Cash                                                                     97,598
Dividend receivable                                                         191
Receivable for fund share sold                                           21,800
Receivable from the Manager                                              85,364
--------------------------------------------------------------------------------
  Total assets                                                        3,165,333
--------------------------------------------------------------------------------
LIABILITIES:
Payable for shares of beneficial interest repurchased                    20,595
Accrued expenses and other liabilities                                   64,422
--------------------------------------------------------------------------------
  Total liabilities                                                      85,017
--------------------------------------------------------------------------------
NET ASSETS                                                           $3,080,316
================================================================================
NET ASSETS CONSIST OF:
Paid-in capital                                                      $5,133,556
Unrealized depreciation                                              (1,818,718)
Accumulated net realized loss on investments                           (234,522)
--------------------------------------------------------------------------------
  Total                                                              $3,080,316
================================================================================
COMPUTATION OF SMITH BARNEY SHARES:
Net Asset Value, offering price and redemption price per share
  ($1,144,340/185,325 shares outstanding)                                  $6.17
================================================================================
COMPUTATION OF CITI SHARES:
Net Asset Value, offering price and redemption price per share
  ($1,935,976/321,882 shares outstanding)                                  $6.01
================================================================================

STATEMENT OF OPERATIONS
FOR THE PERIOD SEPTEMBER 5, 2000 (COMMENCEMENT OF OPERATIONS) TO
DECEMBER 31, 2000
================================================================================
INVESTMENT INCOME (Note 1B):
Dividend income                                       $       454
Interest income                                             3,912
--------------------------------------------------------------------------------
                                                                    $     4,366
EXPENSES:
Management fees (Note 2)                              $     4,236
Distribution fees Smith Barney Shares (Note 3)                394
Custody and fund accounting fees                           25,309
Legal fees                                                 22,080
Audit fees                                                 16,000
Shareholder reports                                        12,740
Licensing fees                                             10,000
Transfer agent fees                                         7,573
Registration fees                                           1,364
Trustees fees                                               1,300
Other                                                       6,255
--------------------------------------------------------------------------------
  Total expenses                                          107,251
Less: expense assumed by the Manager (Note 7)             (85,364)
Less: aggregate amount waived by the Manager (Note 2)      (3,671)
--------------------------------------------------------------------------------
  Net expenses                                                           18,216
--------------------------------------------------------------------------------
Net investment loss                                                     (13,850)
--------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss from investment transactions           (234,522)
Unrealized depreciation                                (1,818,718)
--------------------------------------------------------------------------------
Net realized and unrealized loss on investments                      (2,053,240)
--------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                $(2,067,090)
================================================================================

See notes to financial statements

CITI NASDAQ-100 INDEX FUND
STATEMENT OF CHANGES IN NET ASSETS

                                                                 FOR THE PERIOD
                                                               SEPTEMBER 5, 2000
                                                                (COMMENCEMENT OF
                                                                 OPERATIONS) TO
                                                               DECEMBER 31, 2000
================================================================================
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment loss                                              $   (13,850)
Net realized loss                                                   (234,522)
Unrealized depreciation                                           (1,818,718)
--------------------------------------------------------------------------------
Net decrease in net assets resulting from operations              (2,067,090)
--------------------------------------------------------------------------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST: (Note 6):
SMITH BARNEY SHARES*
Net proceeds from sale of shares                                   1,534,467
Net asset value of shares issued to shareholders
  from reinvestment of distributions                                      --
Cost of shares repurchased                                           (71,526)
--------------------------------------------------------------------------------
  Total Smith Barney Shares                                        1,462,941
--------------------------------------------------------------------------------
CITI SHARES**
Net proceeds from sale of shares                                   5,011,370
Net asset value of shares issued to shareholders
  from reinvestment of distributions                                      --
Cost of shares repurchased                                        (1,326,905)
--------------------------------------------------------------------------------
  Total Citi Shares                                                3,684,465
--------------------------------------------------------------------------------
Net increase in net assets from transactions
  in shares of beneficial interest                                 5,147,406
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS                                         3,080,316
--------------------------------------------------------------------------------
NET ASSETS:
Beginning of period                                                       --
--------------------------------------------------------------------------------
End of period                                                    $ 3,080,316
================================================================================

 * September 11, 2000 (Commencement of Operations) to December 31, 2000.

** September 5, 2000 (Commencement of Operations) to December 31, 2000.

See notes to financial statements

CITI NASDAQ-100 INDEX FUND
FINANCIAL HIGHLIGHTS


                                                                 CITI SHARES
                                                              -----------------
                                                                FOR THE PERIOD
                                                              SEPTEMBER 5, 2000
                                                               (COMMENCEMENT OF
                                                                OPERATIONS) TO
                                                              DECEMBER 31, 2000
================================================================================
Net Asset Value, beginning of period                           $    10.00
--------------------------------------------------------------------------------
Income From Operations:
Net investment loss                                                (0.031)
Net realized and unrealized loss                                   (3.959)
--------------------------------------------------------------------------------
Total from operations                                              (3.990)
--------------------------------------------------------------------------------
Less Distributions From:
Net investment income                                                  --
Net realized gain                                                      --
--------------------------------------------------------------------------------
    Total distributions                                                --
--------------------------------------------------------------------------------
Net Asset Value, end of period                                 $     6.01
================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)                      $    1,936
Ratio of expenses to average net assets                              1.18%*
Ratio of net investment loss to average net assets                  (0.83)%*
Portfolio turnover                                                     17%
Total return                                                       (39.90)%**

Note: If Agents of the Fund had not voluntarily agreed to waive all of their fees for the period, and the Manager had not voluntarily assumed expenses, the net investment income per share and the ratios would have been as follows:


Net investment loss per share                                  $   (0.267)
RATIOS:
Expenses to average net assets                                       7.44%*
Net investment loss to average net assets                           (7.10)%*
================================================================================

  *  Annualized
 **  Not Annualized

See notes to financial statements

CITI NASDAQ-100 INDEX FUND
NOTES TO FINANCIAL STATEMENTS


1. SIGNIFICANT ACCOUNTING POLICIES Citi Nasdaq-100 Index Fund (the "Fund") is a separate non-diversified series of CitiFunds Trust I (the "Trust"), a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Fund offers two classes of shares: the Smith Barney Shares, which commenced operations on September 11, 2000, and the Citi Shares, which commenced operations on September 5, 2000. The investment manager of the Fund is SSB Citi Fund Management LLC ("SSBC").

     The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     The significant accounting policies consistently followed by the Fund are as follows:

     A. INVESTMENT SECURITY VALUATIONS Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted securities or listed securities for which last sale prices are not available are valued at last quoted bid prices. Debt securities (other than short-term obligations maturing in sixty days or less), are valued on the basis of valuations furnished by pricing services approved by the Board of Trustees which take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, and other market data, without exclusive reliance on quoted prices or exchange or over-the-counter prices. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which constitutes fair value as determined by the Trustees. Securities, if any, for which there are no such valuations or quotations are valued at fair value as determined in good faith by or under guidelines established by the Trustees.

     B. INCOME Interest income consists of interest accrued and discount earned, adjusted for amortization of premium or discount on long-term debt securities when required for U.S. federal income tax purposes. Dividend income is recorded on the ex-dividend date.

     C. FEDERAL TAXES The Fund's policy is to comply with the provisions of the Internal Revenue Code available to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investment transactions. Accordingly, no provision for federal income or excise tax is necessary. At December 31, 2000, the Fund, for federal income tax purposes, had a capital loss carryover of $6,597, which will expire on December 31, 2008. Such capital loss carryover will reduce the Fund's taxable income arising from future net realized gain on investment transactions, if any, to the extent permitted by the Internal Revenue code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax.

CITI NASDAQ-100 INDEX FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

     D. DISTRIBUTIONS The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains. For the year ended December 31, 2000, the Fund reclassified $13,850 from paid-in-capital to accumulated net investment loss.

     E. EXPENSES The Fund bears all costs of its operations other than expenses specifically assumed by SSBC. Expenses incurred by the Trust with respect to any two or more funds or series are allocated in proportion to the average net assets of each fund, except when allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund.

     F. OTHER Investment transactions are accounted for on the date the investments are purchased or sold. Realized gains and losses are determined on the identified cost basis. Distributions to shareholders and shares issuable to shareholders electing to receive distributions in shares are recorded on the ex-dividend date.

2. MANAGEMENT FEES SSBC is a subsidiary of Citigroup Inc. ("Citigroup") and acts as investment manager to the Fund. The management fee is computed at an annual rate of 0.30% of the Fund's average daily net assets. SSBC has delegated the daily management of the Fund to State Street Bank and Trust Company, which will act as a Subadviser through its State Street Global Advisors division. The management fees paid to SSBC amounted to $4,236, of which $3,671 was waived for the period ended December 31, 2000. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Manager, all of whom receive remuneration for their services to the Trust from the Manager or its affiliates.

3. DISTRIBUTION FEES Salomon Smith Barney Inc. acts as the Fund distributor. Salomon Smith Barney Inc. ("SSB") is a subsidiary of Salomon Smith Barney Holding Inc. ("SSBH"), as well as certain other broker-dealers, continues to sell Fund shares to the public as a member of the selling group.

     Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Fund's transfer agent and Boston Financial Data Services ("BFDS") acts as the Fund's sub-transfer agent. CFTC receives fees and asset-based fees that vary according to the account size and type of account. BFDS is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. For the period ended December 31, 2000, the Fund paid transfer agent fees of $12,781 to CFTC.

     Pursuant to a Distribution Plan, the Fund pays a service fee with respect to Smith Barney Shares calculated at an annual rate of 0.20% of the average daily net assets. The Service Fee amounted to $394 for the period ended December 31, 2000.

CITI NASDAQ-100 INDEX FUND
NOTES TO FINANCIAL STATEMENTS


4. PURCHASES AND SALES OF INVESTMENTS Purchases and sales of investments, other than short-term obligations, aggregated $5,658,173 and $644,668, respectively, for the year ended December 31, 2000.

5. FEDERAL INCOME TAX BASIS OF INVESTMENTS The cost and unrealized appreciation (depreciation) in value of the investment securities owned at December 31, 2000, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                      $ 4,807,829
================================================================================
Gross unrealized appreciation                                       $    87,553
Gross unrealized depreciation                                        (1,935,002)
--------------------------------------------------------------------------------
Net unrealized depreciation                                         $(1,847,449)
================================================================================


6. SHARES OF BENEFICIAL INTEREST The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in shares of beneficial interest were as follows:

                                                                 FOR THE PERIOD
                                                               SEPTEMBER 5, 2000
                                                                (COMMENCEMENT OF
                                                                 OPERATIONS) TO
                                                               DECEMBER 31, 2000
================================================================================
SMITH BARNEY SHARES*
Shares sold                                                         197,243
Shares issued to shareholders from
  reinvestment of distributions                                          --
Shares repurchased                                                  (11,918)
--------------------------------------------------------------------------------
Net increase                                                        185,325
================================================================================
CITI SHARES**
Shares sold                                                         501,310
Shares issued to shareholders from
  reinvestment of distributions                                          --
Shares repurchased                                                 (179,428)
--------------------------------------------------------------------------------
Net increase                                                        321,882
================================================================================

 * September 11, 2000 (Commencement of Operations) to December 31, 2000.

** September 5, 2000 (Commencement of Operations) to December 31, 2000.

7. ASSUMPTION OF EXPENSES SSBC has voluntarily agreed to pay a portion of the unwaived expenses of the Fund for the year ended December 31, 2000, which amounted to $85,364.

CITI NASDAQ-100 INDEX FUND
INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Trustees of the Citi Nasdaq-100 Index Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Citi Nasdaq-100 Index Fund of CitiFunds Trust I as of December 31, 2000, the related statement of operations, changes in net assets and financial highlights for the period September 5, 2000 (Commencement of Operations) through December 31, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the Custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Citi Nasdaq-100 Index Fund as of December 31, 2000, the results of its operations, the changes in its net assets and financial highlights for the period September 5, 2000 (Commencement of Operations) through December 31, 2000, in conformity with accounting principles generally accepted in the United States of America.


                                                                    /s/ KPMG LLP




New York, New York
February 9, 2001

TRUSTEES AND OFFICERS
Elliott J. Berv
Donald M. Carlton
A. Benton Cocanougher
Mark T. Finn
Riley C. Gilley
Stephen Randolph Gross
Diana R. Harrington
Susan B. Kerley
Heath B. McLendon*, PRESIDENT
Alan G. Merten
C. Oscar Morong, Jr., CHAIRMAN
R. Richardson Pettit
Walter E. Robb, III
E. Kirby Warren

SECRETARY
Robert I. Frenkel*

TREASURER
Lewis E. Daidone*

*AFFILIATED PERSON OF INVESTMENT MANAGER

INVESTMENT MANAGER
SSB Citi Fund Management LLC

DISTRIBUTOR
Salomon Smith Barney Inc.

TRANSFER AGENT
Citi Fiduciary Trust Company
125 Broad Street, New York, NY 10004

SUB-TRANSFER AGENT AND CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

AUDITORS
KPMG LLP

This report is prepared for the information of shareholders of Citi Small Cap Index Fund. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus of Citi Small Cap Index Fund.

(C) 2001 Citicorp   [RECYCLE LOGO] Printed on recycled paper        FD02211 2/01

ANNUAL REPORT

DECEMBER 31, 2000

CITI SMALL CAP
     INDEX SHARES
     A CLASS OF SHARES OF CITI SMALL CAP INDEX FUND


                                                                [CitiFunds Logo]


--------------------------------------------------------------------------------
INVESTMENT PRODUCTS: NOT FDIC INSURED o NO BANK GUARANTEE o MAY LOSE VALUE
--------------------------------------------------------------------------------

TABLE OF CONTENTS


Letter to Our Shareholders                                                     1
--------------------------------------------------------------------------------
Portfolio Environment and Outlook                                              2
--------------------------------------------------------------------------------
Fund Facts                                                                     5
--------------------------------------------------------------------------------
Fund Performance                                                               6
--------------------------------------------------------------------------------
Portfolio Highlights                                                           7
--------------------------------------------------------------------------------
Portfolio of Investments                                                       8
--------------------------------------------------------------------------------
Statement of Assets and Liabilities                                           24
--------------------------------------------------------------------------------
Statement of Operations                                                       25
--------------------------------------------------------------------------------
Statement of Changes in Net Assets                                            26
--------------------------------------------------------------------------------
Financial Highlights                                                          27
--------------------------------------------------------------------------------
Notes to Financial Statements                                                 28
--------------------------------------------------------------------------------
Independent Auditors' Report                                                  31
--------------------------------------------------------------------------------

LETTER TO OUR SHAREHOLDERS

[PHOTO OMITTED]


Dear Shareholder:

     We are pleased to present the annual report for the Citi(SM) Small Cap Index Fund (the "Fund") for the period ended December 31, 2000. In this report, we summarize the economic and market conditions that prevailed during 2000. A detailed summary of the Fund's performance and holdings as of December 31, 2000 can be found in the sections that follow. We hope you find this report to be useful and informative.

     The Fund seeks to provide investment results that, before fees and expenses, correspond to the performance of the Russell 2000(R) Index. The Russell 2000 Index is comprised of the 2,000 smallest companies out of the 3,000 largest U.S. public companies based on total market capitalization.

     Thank you for your investment in the Citi Small Cap Index Shares, a class of shares of Citi Small Cap Index Fund.

Sincerely,



/s/ Heath B. McLendon


Heath B. McLendon
President
January 5, 2001













Citi is a service mark of Citicorp.

PORTFOLIO ENVIRONMENT AND OUTLOOK

     For the period from inception on September 5, 2000 through December 31, 2000, Citi Small Cap Index Shares produced a total return of negative 8.57%. In comparison, the Russell 2000 Index (the "Index") returned negative 9.86% over the same period. While the Fund has outperformed the Index during this period, we want to point out that this is unusual. Over the long term, the Fund aims to achieve returns that replicate those of the Index. However, since the Fund has fees and expenses which the Index does not, the Fund's performance may slightly lag that of the Index. Investors in index funds such as this should remember that the performance of the Fund will reflect the performance of this Index in good and bad markets, over the short and long term.

     TO A LARGE DEGREE, THE PERFORMANCE OF THE RUSSELL 2000 INDEX OVER THE PAST YEAR REFLECTED BROADER TRENDS IN THE U.S. ECONOMY. When the U.S. economy was growing robustly during the first half of 2000, the growth areas of the small-capitalization stock market also generally grew, and the market leaders were the stocks that many investors expected would benefit most from a strong economy. The Federal Reserve Board (the "Fed") moved toward a more restrictive monetary policy during the first six months of 2000, raising short-term interest rates three times during the period in an effort to constrain economic growth and forestall long-dormant inflationary pressures.

     THE FED'S MONETARY POLICIES APPARENTLY WERE EFFECTIVE, BECAUSE THE SECOND HALF OF 2000 SAW AN ECONOMIC SLOWDOWN IN THE U.S. With these slowing economic conditions, many investors changed their emphasis and sold growth stocks(1) amid concerns that a slower U.S. economy might adversely affect corporate earnings. Investor sentiment shifted to long-neglected value(2) stocks that many believed were selling at more reasonable prices relative to their earnings and other measures of value. For its part, the Fed held interest rates steady throughout the second half of the year.

     THESE SHIFTS IN ECONOMIC GROWTH, MONETARY POLICY AND INVESTOR SENTIMENT MADE 2000 A HIGHLY VOLATILE AND CHALLENGING YEAR FOR THE U.S. STOCK MARKET, INCLUDING SMALL-CAPITALIZATION STOCKS. Within the small-capitalization stock market, performance was widely divergent between growth-oriented stocks, such as technology companies and value-oriented stocks such as energy and healthcare providers. Some suspect that this is mainly because, during the first quarter of 2000, many investors turned away from the most highly valued companies and toward more reasonably valued companies.

     PERHAPS ONE OF THE MOST NOTABLE STOCK MARKET TRENDS OF 2000 ACROSS ALL CAPITALIZATION RANGES WAS THE SHARP DECLINE IN STOCK PRICES AMONG TECHNOLOGY, TELECOMMUNICATIONS AND OTHER GROWTH-ORIENTED SECTORS. After five years of producing attractive annualized gains of more than 20%, the technology-laden Nasdaq Composite Index (which shares some holdings with the Russell 2000 Index, but also includes stocks that are too large for inclusion in the Index) fell nearly 50%

(1)  Growth   stocks   are  shares  of   companies   with  the   potential   for
     faster-than-average growth within their industries.

(2) Value stocks are the shares of companies that are considered to be inexpensive relative to their asset values or earning power.

between its March 2000 high and its December 2000 low.  Many analysts  attribute
the  technology  group's  weakness  to  unrestrained   investor  enthusiasm  for
companies that they believed would prosper in the "New Economy."(3)

     During 1999, many investors bid up the prices of such stocks to extremely high valuations. Among the beneficiaries of this early enthusiasm for technology were many small Internet-related companies that had yet to earn profits, but were the subject of popular speculation that they might one day grow into industry leaders. During this period of technology dominance, small-capitalization stocks had higher returns on average than their large-cap counterparts. In addition, within the small-capitalization market, the growth style of investing generally produced higher returns versus the value style.

     INVESTOR ENTHUSIASM FOR TECHNOLOGY STOCKS CONTINUED INTO THE FIRST QUARTER OF 2000, WITH MANY GROWTH AND TECHNOLOGY SECTOR INDEXES REACHING NEW HIGHS. At the same time, other areas of the small-capitalization stock market languished. For example, value-oriented industry groups, such as small cap healthcare, energy and consumer stocks, generally declined in January, February and the first half of March 2000 because of a general lack of investor interest.

     By the end of the first quarter, rising short-term interest rates had put pressure on corporate profitability. This led to a series of earnings disappointments by companies in a range of industries that continued throughout the year. This new environment of slower growth hit the technology sector particularly hard. Investors who had given little scrutiny to such "old school" fundamentals as price to earnings ratios suddenly became concerned that technology stock valuations had risen too far, too fast. Yet, from mid-March through the end of 2000, smaller-capitalization stocks overall continued to produce higher returns than larger capitalization stocks.

     When it later appeared that the economy was slowing and inflation was likely to remain subdued, some investors shifted assets to stocks that tend to do well in a slower growth economy, including previously neglected healthcare, financial services, utility and consumer staples companies. In addition, many investors favored energy stocks because of the positive effects on earnings of high crude oil prices.

     DESPITE A SUMMER RALLY,  TECHNOLOGY  STOCKS AGAIN  DECLINED IN NOVEMBER AND
DECEMBER  2000,   TRIGGERING  A  "FLIGHT  TO  QUALITY"  THAT  BENEFITED   MAINLY
HIGH-QUALITY BONDS AND RELATIVELY DEFENSIVE, VALUE-ORIENTED STOCKS. Indeed, by the end of December, some technology stocks had reached valuations that made them attractive to value-oriented investors. Other market laggards at the time included aluminum, iron and steel manufacturers, long-distance telecommunications firms and retail businesses.

     On the other hand, the traditional value-oriented sectors continued to attract more capital, especially benefiting the healthcare industry group, which includes pharmaceutical and biotechnology companies, hospitals, generic drug companies and managed care firms. Financial shares ended the year on a particularly strong note when the Fed hinted that it might cut rates in 2001.


(3)  The  New   Economy   represents   those   companies   in  the   technology,
     telecommunications and Internet sectors.

     We are moderately positive on small-capitalization stocks in the coming year. After a challenging 2000, the outlook for 2001 seems better. For one thing, we think that the market has already priced in many of the foreseeable downside risks--a weak economy, a weaker capital investment environment and slower earnings growth. Moreover, the recent rally in high-yield bonds may be a positive development for small-capitalization stocks. Some small-cap companies may be potential takeover or acquisition targets for larger-sized companies, and improving high-yield market conditions may act as a catalyst for more leveraged buy-outs of small-cap companies.

     In our view, small-capitalization stocks represent outstanding long-term investment opportunities. The caveat: investors in this area of the market need to be prepared for higher levels of risk and price volatility over the short term.

FUND FACTS

FUND OBJECTIVE

To provide investment results that, before fees and expenses, correspond to the performance of the Russell 2000 Index.

INVESTMENT MANAGER                          DIVIDENDS
SSBCiti Fund Manager LLC                    Paid annually, if any

SUBADVISER                                  CAPITAL GAINS
State Street Bank & Trust                   Distributed annually, if any
Company through its
State Street Global Advisors
division

NET ASSETS AS OF 12/31/00                   BENCHMARKS
Citi Index Shares                           Russell 2000 Index
$13.3 million

CITI SMALL CAP INDEX FUND
FUND PERFORMANCE
TOTAL RETURNS

                                                                       SINCE
                                                                      9/5/00
ALL PERIODS ENDED DECEMBER 31, 2000                                 (INCEPTION)*
--------------------------------------------------------------------------------
Citi Shares                                                           (8.57)%
Russell 2000 Index                                                    (9.86)%

* Not Annualized

GROWTH OF $10,000 INVESTED IN THE CITI SHARES VS RUSSELL 2000 INDEX SEPTEMBER 5, 2000 (COMMENCEMENT OF OPERATION) - DECEMBER 31, 2000.


        [The table below represents a line chart in the printed piece.]

                   Russell 2000
                      Index         Citi Shares

9/5/00               10000             10000
9/30/00              9683.27           9740
10/31/00             9251.4            9350
11/30/00             8301.28           8420
12/31/00             9014.36           9143.5


A $10,000 investment in the Citi Share class of the Fund made on inception date would have been $9,144 (as of 12/31/00). The graph shows how the performance of the Citi Shares compares to the Index, its benchmark, over the same period.


The graph assumes all dividends and distributions are reinvested at Net Asset Value. Note: All Fund performance numbers represent past performance and are no guarantee of future results. The Fund's share price and investment return will fluctuate, so that the value of an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns include change in share price and reinvestment of dividends and distributions, if any.

Total return figures are provided in accordance with SEC guidelines for comparative purposes for prospective investors and reflect certain voluntary fee waivers which may be terminated at any time. If the waivers were not in place, the Fund's returns would have been lower. Investors may not invest directly in an index.

The Russell 2000(R) Index is a trademark/service mark of the Frank Russell Company. Russell(TM) is a trademark of the Frank Russell Company. The Fund is not sponsored, endorsed, sold or promoted by the sponsor of the Index, and the sponsor of the Index is not in any way affiliated with the Fund. The Sponsor of the Index makes no representation or warranty, implied or express, regarding the advisability of investing in the Fund.

PORTFOLIO HIGHLIGHTS


TOP TEN EQUITY HOLDINGS AS OF DECEMBER 31, 2000
COMPANY, INDUSTRY                                                % OF NET ASSETS

Laboratory Corp., Service to the Health Industry                            0.4%
--------------------------------------------------------------------------------
Manugistics Group Inc., Package Software                                    0.3%
--------------------------------------------------------------------------------
Caremark Rx Inc., Managed Health Care                                       0.3%
--------------------------------------------------------------------------------
Invitrogen Corp., Biotechnology                                             0.3%
--------------------------------------------------------------------------------
Investors Financial Services Corp., Investment Bank/Brokers                 0.3%
--------------------------------------------------------------------------------
Health Net Inc., Managed Health Care                                        0.3%
--------------------------------------------------------------------------------
Amerisource Health Corp., Medical Distributors                              0.3%
--------------------------------------------------------------------------------
Lincare Holdings Inc., Medical/Nursing Services                             0.3%
--------------------------------------------------------------------------------
Humana Inc., Managed Health Care                                            0.3%
--------------------------------------------------------------------------------
Interwoven Inc., Internet Software/Services                                 0.3%
--------------------------------------------------------------------------------

CITI SMALL CAP INDEX FUND
PORTFOLIO OF INVESTMENTS                                       December 31, 2000

ISSUER                                                   SHARES         VALUE
--------------------------------------------------------------------------------
COMMON STOCK  -- 99.6%
--------------------------------------------------------------------------------
ADVERTISING/MARKETING SERVICES -- 0.6%
--------------------------------------------------------------------------------
24 / 7 Media, Inc.*                                        500       $       266
ACNielson Corp                                           1,000            36,250
Advo, Inc.                                                 300            13,313
Direct Focus, Inc.*                                        201             6,746
Grey Global Group Inc                                       10             6,500
HA-LO Industries, Inc.*                                  1,900             4,275
LifeMinders, Inc.*                                         300             1,050
R. H. Donnelley Corp*                                      600            14,588
Wink Communications, Inc.*                                 400             2,400
                                                                     -----------
                                                                          85,388
                                                                     -----------
AEROSPACE & DEFENSE -- 1.1%
--------------------------------------------------------------------------------
Aeroflex Inc                                             1,000            28,827
Alliant Techsystems Inc.                                   150            10,012
Esterline Technologies Corp*                               500            13,125
FuelCell Energy, Inc.*                                     200            13,712
Kaman Corp                                                 700            11,812
Microvision, Inc.*                                         200             3,500
Newport News Shipbuilding Inc                              519            26,987
Primex Technologies, Inc.                                  144             4,590
REMEC, Inc.*                                               700             6,738
SBS Technologies, Inc.*                                    190             5,688
Teledyne Technologies Inc                                  600            14,175
Trimble Navigation Ltd*                                    400             9,600
Triumph Group, Inc.*                                       179             7,339
                                                                     -----------
                                                                         156,105
                                                                     -----------
AGRICULTRUAL COMMODITIES/MILLING -- 0.4%
--------------------------------------------------------------------------------
Agribrands International, Inc.                             200            10,700
Cadiz Inc*                                               1,000             8,938
Corn Products International, Inc.                          700            20,343
Delta and Pine Land Co                                     700            14,655
                                                                     -----------
                                                                          54,636
                                                                     -----------
AIR FREIGHT & COURIERS -- 0.3%
--------------------------------------------------------------------------------
Airborne, Inc.                                             900             8,775
Atlas Air, Inc.                                            300             9,788
Eagle USA Airfreight, Inc.*                                600            14,363
                                                                     -----------
                                                                          32,926
                                                                     -----------
AIRLINES -- 0.5%
--------------------------------------------------------------------------------
AirTran Holdings, Inc.                                     906             6,569
Alaska Air Group, Inc.                                     400            11,900
America West Holdings Corp                                 700             8,969
Atlantic Coast Airlines Holdings, Inc.                     261            10,668
Frontier Airlines, Inc.*                                   277             8,570
SkyWest, Inc.                                              800            23,000
                                                                     -----------
                                                                          69,676
                                                                     -----------
ALTERNATIVE POWER GENERATION -- 0.1%
--------------------------------------------------------------------------------
Ogden Corp*                                                800            12,300
                                                                     -----------
APPAREL/FOOTWEAR -- 0.8%
--------------------------------------------------------------------------------
Kellwood Co                                                372             7,859
Nautica Enterprises, Inc.*                                 440             6,703
Polo Ralph Lauren Corp*                                  1,000            22,313
Quiksilver, Inc.*                                          348             6,743
Reebok International Ltd*                                  800            21,872
Russell Corp                                               600             9,263
The Timberland Co*                                         300            20,063
Wolverine World Wide, Inc.                               1,000            15,250
                                                                     -----------
                                                                         110,066
                                                                     -----------
APPAREL/FOOTWEAR RETAIL -- 1.8%
--------------------------------------------------------------------------------
Abercrombie & Fitch Co.                                  1,500            30,000
American Eagle Outfitters, Inc.                            400            16,900
Ann Taylor Stores Corp                                     500            12,469
Charming Shoppes, Inc.*                                  2,200            13,200
Chico's FAS, Inc.*                                         300             6,263
Claire's Stores, Inc.                                      700            12,556
Factory 2-U Stores Inc*                                    200             6,625
Footstar, Inc.*                                            400            19,800
Genesco Inc*                                               330             8,064
Pacific Sunwear of California, Inc.*                       600            15,375
Payless Shoe Source, Inc.*                                 400            28,300
The Children's Place Retail Stores, Inc.                   400             8,100
The Dress Barn, Inc.*                                      233             6,757
The Men's Wearhouse, Inc.*                                 600            16,350
Too Inc*                                                   600             7,500
Venator Group, Inc.                                      2,200            34,100
                                                                     -----------
                                                                         242,359
                                                                     -----------
AUTO PARTS: OEM -- 0.8%
--------------------------------------------------------------------------------
ArvinMeritor, Inc.                                       1,200            13,650
BorgWarner, Inc.                                           400            16,000
Delco Remy International, Inc.*                          1,200            10,350
Federal-Mogul Corp                                       1,400             3,238
Lear Corp*                                               1,100            27,294
Modine Manufacturing Co                                    500            10,375
Superior Industries International, Inc.                    400            12,625
Tower Automotive, Inc.*                                    900             8,100
                                                                     -----------
                                                                         101,632
                                                                     -----------

CITI SMALL CAP INDEX FUND
PORTFOLIO OF INVESTMENTS                                       December 31, 2000

ISSUER                                                   SHARES         VALUE
--------------------------------------------------------------------------------
AUTOMOTIVE AFTERMARKET -- 0.5%
--------------------------------------------------------------------------------
Bandag, Inc                                                176       $     7,139
Barnes Group Inc.                                          500             9,938
Carlisle Companies Inc                                     500            21,469
CLARCOR Inc                                                500            10,344
Cooper Tire & Rubber Co                                  1,300            13,813
                                                                     -----------
                                                                          62,703
                                                                     -----------
BEVERAGES: ALCOHOLIC -- 0.2%
--------------------------------------------------------------------------------
Constellation Brands, Inc.                                 200            11,750
The Robert Mondavi Corp*                                   125             6,766
                                                                     -----------
                                                                          18,516
                                                                     -----------
BIOTECHNOLOGY -- 4.1%
--------------------------------------------------------------------------------
Advanced Tissue Sciences, Inc.                           1,300             3,941
Alexion Pharmaceuticals, Inc.                              200            12,988
Amylin Pharmaceuticals, Inc.                             1,000             7,875
Aphton Corp                                                400             7,200
Aurora Bioscience Corp                                     300             9,431
AVANT Immunotherapeutics, Inc.                           1,000             6,875
Avigen, Inc.                                               300             6,225
Bio-Technology General Corp.                             1,000             7,063
BioCryst Pharmaceuticals, Inc.                             300             1,986
Biopure Corp                                               212             4,240
CV Therapeutics, Inc.*                                     300            21,225
Cell Genesys, Inc.*                                        600            13,687
Corixa Corp*                                               701            19,540
Cubist Pharmaceuticals, Inc.*                              400            11,600
CuraGen Corp*                                              400            10,925
CYTOGEN Corp*                                            1,300             3,047
DUSA Pharmaceuticals, Inc.*                                300             5,044
Emisphere Technologies, Inc.*                              300             7,500
Enzon, Inc.*                                               600            37,238
Enzo Biochem, Inc.                                         400             9,950
Gene Logic Inc*                                            400             7,350
Genome Therapeutics Corp*                                  400             2,788
Genzyme Transgenics Corp*                                  300             4,294
Geron Corp*                                                400             6,175
Guilford Pharmaceuticals Inc*                              500             9,000
IDEXX Laboratories, Inc.*                                  600            13,200
ILEX Oncology, Inc.*                                       500            13,156
ImmunoGen, Inc.*                                           700            15,004
Immunomedics, Inc.*                                        500            10,750
Invitrogen Corp*                                           500            43,184
Isis Pharmaceuticals, Inc.*                                900             9,562
Ligand Pharmaceuticals Inc*                              1,000            14,000
MGI Pharma, Inc.*                                          300             4,950
Maxim Pharmaceuticals, Inc.*                               400             2,550
Myriad Genetics, Inc.*                                     300            24,825
NPS Pharmaceuticals, Inc.*                                 300            14,400
Neurocrine Biosciences, Inc.*                              400            13,250
Neurogen Corp*                                             300            10,538
OSI Pharmaceuticals, Inc.*                                 400            32,050
Organogenesis Inc*                                         700             6,293
Pharmacyclics, Inc.                                        300            10,275
Regeneron Pharmaceuticals, Inc.*                           300            10,580
SICOR Inc*                                                 900            12,993
SuperGen, Inc.*                                            500             6,937
Texas Biotechnology Corp*                                  800             6,872
Titan Pharmaceuticals, Inc.*                               400            14,147
Transkaryotic Therapies, Inc.*                             400            14,575
Trimeris, Inc.*                                            300            16,462
Vical Inc*                                                 400             7,400
                                                                     -----------
                                                                         565,140
                                                                     -----------
BROADCASTING -- 0.6%
--------------------------------------------------------------------------------
Citadel Communications Corp*                               700             8,400
Paxson Communications Corp*                                900            10,744
Sinclair Broadcast Group, Inc.*                          1,100            11,034
Sirius Satellite Radio Inc*                                600            17,963
The Liberty Corp                                           300            12,206
United Television, Inc.                                    100            11,600
Xm Satellite Radio Holdings Inc*                           300             4,819
Young Broadcasting Inc*                                    300            10,045
                                                                     -----------
                                                                          86,811
                                                                     -----------
BUILDING PRODUCTS -- 0.4%
--------------------------------------------------------------------------------
Armstrong Holdings, Inc.                                   900             1,856
Dal-Tile International Inc*                              1,200            17,025
Interface, Inc.                                            701             6,090
Lennox International Inc                                   700             5,425
Simpson Manufacturing Co., Inc.*                           128             6,528
York International Corp                                    700            21,481
                                                                     -----------
                                                                          58,405
                                                                     -----------
CABLE/SATELLITE TV -- 0.2%
--------------------------------------------------------------------------------
ACTV, Inc.                                                 700             2,975
Insight Communications Company, Inc.*                      800            18,800
Nucentrix Broadband Networks, Inc.*                        400             4,500
                                                                     -----------
                                                                          26,275
                                                                     -----------

CITI SMALL CAP INDEX FUND
PORTFOLIO OF INVESTMENTS (Continued)                           December 31, 2000

ISSUER                                                   SHARES         VALUE
--------------------------------------------------------------------------------
CASINOS/GAMING -- 0.4%
--------------------------------------------------------------------------------
Aztar Corp                                                 700       $     9,056
Churchill Downs Inc                                        178             5,307
GTECH Holdings Corp*                                       600            12,338
Isle Capri Casinos, Inc.*                                  600             6,375
Pinnacle Entertainment, Inc.                               500             6,750
Station Casinos, Inc.*                                     700            10,456
                                                                     -----------
                                                                          50,282
                                                                     -----------
CATALOG/SPECIALTY DISTRIBUTION -- 0.1%
--------------------------------------------------------------------------------
Insight Enterprises, Inc.*                                 600            10,763
Value Vision International, Inc.*                          600             7,575
                                                                     -----------
                                                                          18,338
                                                                     -----------
CHEMICALS: AGRICULTURAL -- 0.1%
--------------------------------------------------------------------------------
The Scotts Co*                                             300            11,081
                                                                     -----------
CHEMICALS: MAJOR DIVERSIFIED -- 0.2%
--------------------------------------------------------------------------------
Solutia Inc                                              1,700            20,400
                                                                     -----------
CHEMICALS: SPECIALTY -- 1.9%
--------------------------------------------------------------------------------
A. Schulman, Inc.                                          900            10,350
Airgas, Inc.                                               794             5,409
Albemarle Corp                                             400             9,900
Calgon Carbon Corp                                       1,100             6,256
Cambrex Corp                                               400            18,100
ChemFirst Inc                                              400             8,825
Crompton Corp                                            2,000            21,000
Cytec Industries Inc*                                      600            23,963
Georgia Gulf Corp                                          493             8,412
Great Lakes Chemical Corp                                  700            26,031
Millennium Chemicals Inc                                 1,100            19,938
NL Industries, Inc.                                        327             7,930
Olin Corp                                                  700            15,488
OM Group, Inc.                                             400            21,850
PolyOne Corp                                             1,508             8,860
Sensient Technologies Corp                                 800            18,200
The Lubrizol Corp                                          900            23,175
W.R. Grace & Co*                                         1,400             4,463
                                                                     -----------
                                                                         258,150
                                                                     -----------
COAL -- 0.1%
--------------------------------------------------------------------------------
CONSOL Energy Inc                                          393            10,979
                                                                     -----------
COMMERCIAL PRINTING/FORMS -- 0.4%
--------------------------------------------------------------------------------
Banta Corp                                                 500            12,710
Bowne & Co, Inc.                                         1,000            10,563
John H. Harland Co                                         700             9,888
Wallace Computer Services, Inc.                            900            15,300
                                                                     -----------
                                                                          48,461
                                                                     -----------
COMPUTER COMMUNICATIONS -- 0.6%
--------------------------------------------------------------------------------
Avocent Corp                                               700            18,900
Aware, Inc.                                                300             5,325
Computer Network Technology*                               600            17,288
Extended Systems Inc*                                      100             1,169
MRV Communications, Inc.*                                  800            10,700
Netopia, Inc.*                                             300             1,294
PLX Technology, Inc.*                                      300             2,494
Proxim, Inc.*                                              400            17,200
Tut Systems, Inc.*                                         300             2,475
Xircom, Inc.*                                              500             7,750
                                                                     -----------
                                                                          84,595
                                                                     -----------
COMPUTERS & PERIPHERALS -- 1.4%
--------------------------------------------------------------------------------
Advanced Digital Information Corp                        1,000            23,000
Avid Technology, Inc.                                      700            12,786
DSP Group, Inc.*                                           500            10,523
Imation Corp*                                              700            10,850
InFocus Corp*                                              600             8,850
Intergraph Corp*                                         1,600             9,600
Iomega Corp*                                             5,000            16,850
Maxtor Corp*                                             1,400             7,831
Mercury Computer Systems, Inc.                             336            15,603
Pinnacle Systems, Inc.*                                  1,000             7,375
Quantum Corp*                                            1,600            12,800
Rainbow Technologies, Inc.*                                333             5,266
SCM Microsystems, Inc.*                                    300             9,900
Storage Technology Corp*                                 1,700            15,300
Western Digital Corp*                                    2,800             6,825
Zebra Technologies Corp*                                   400            16,319
                                                                     -----------
                                                                         189,678
                                                                     -----------
COMPUTER  PROCESSING HARDWARE -- 0.2%
--------------------------------------------------------------------------------
Concurrent Computer Corp*                                1,000             5,375
Micron Electronics, Inc.*                                  800             3,125
RadiSys Corp*                                              300             7,763
Silicon Graphics, Inc.*                                  3,700            14,800
                                                                     -----------
                                                                          31,063
                                                                     -----------
CONSTRUCTION MATERIALS -- 0.2%
--------------------------------------------------------------------------------
Florida Rock Industries, Inc.                              300            11,738
Texas Industries, Inc.                                     400            12,000
                                                                     -----------
                                                                          23,738
                                                                     -----------
CONSUMER SUNDRIES -- 0.2%
--------------------------------------------------------------------------------
American Greetings Corp                                  1,000             9,438
Blyth, Inc.                                                600            14,475
Oakley, Inc.*                                              345             4,658
                                                                     -----------
                                                                          28,571
                                                                     -----------

CITI SMALL CAP INDEX FUND
PORTFOLIO OF INVESTMENTS                                       December 31, 2000

ISSUER                                                   SHARES         VALUE
--------------------------------------------------------------------------------
CONTAINERS/PACKAGING -- 0.8%
--------------------------------------------------------------------------------
AptarGroup, Inc.                                           600       $    17,625
Ball Corp                                                  500            23,031
Greif Bros. Corp                                           400            11,400
Caraustar Industries, Inc.                                 600             5,625
Packaging Corp of America*                                 800            12,900
Pactiv Corp*                                             2,700            33,413
                                                                     -----------
                                                                         103,994
                                                                     -----------
CONTRACT DRILLING -- 0.3%
--------------------------------------------------------------------------------
Grey Wolf, Inc.*                                         3,100            18,213
Parker Drilling Co*                                      1,600             8,100
Patterson Energy, Inc.*                                    500            18,625
                                                                     -----------
                                                                          44,938
                                                                     -----------
DATA PROCESSING SERVICES -- 0.2%
--------------------------------------------------------------------------------
National Data Corp                                         600            21,975
Pegasus Solutions Inc*                                     500             3,469
                                                                     -----------
                                                                          25,444
                                                                     -----------
DEPARTMENT STORES -- 0.3%
--------------------------------------------------------------------------------
Dillard's, Inc.                                          1,600            18,900
The Neiman Marcus Group, Inc.                              600            21,338
                                                                     -----------
                                                                          40,238
                                                                     -----------
DISCOUNT STORES -- 0.1%
--------------------------------------------------------------------------------
99 Cents Only Stores*                                      200             5,475
ShopKo Stores, Inc.                                        800             4,000
                                                                     -----------
                                                                           9,475
                                                                     -----------
DRUGSTORE CHAINS -- 0.2%
--------------------------------------------------------------------------------
Duane Reade Inc*                                           400            12,225
Longs Drug Stores Corp                                     600            14,475
                                                                     -----------
                                                                          26,700
                                                                     -----------
ELECTRIC UTILITIES -- 2.9%
--------------------------------------------------------------------------------
ALLETE                                                   1,100            27,293
Avista Corp                                                800            16,400
Black Hills Corp                                           500            22,375
CH Energy Group, Inc.                                      300            13,425
Cleco Corp                                                 400            21,900
Conectiv                                                 1,300            26,080
El Paso Electric Co                                      1,100            14,520
Hawaiian Elec Industries, Inc.                             500            18,594
IDACORP, Inc.                                              500            24,530
Kansas City Power & Light Co                               900            24,694
Madison Gas and Electric Co                                259             5,860
NorthWestern Corp                                          600            13,875
OGE Energy Corp                                          1,100            26,880
Otter Tail Power Co                                        500            13,875
Public Service Co                                          600            16,088
RGS Energy Group Inc                                       500            16,219
Sierra Pacific Resources                                 1,300            20,880
The Empire District Electric Co                            500            13,156
UIL Holdings Corp                                          200             9,950
Unisource Energy Corp                                      600            11,287
WPS Resources Corp                                         400            14,725
Western Resources, Inc.                                  1,100            27,293
                                                                     -----------
                                                                         399,899
                                                                     -----------
ELECTRICAL PRODUCTS -- 0.8%
--------------------------------------------------------------------------------
American Superconductor Corp                               300             8,569
Baldor Electric Co                                         369             7,795
Belden Inc.                                                500            12,688
C&D Technologies, Inc.                                     400            17,275
Cable Design Technologies Corp*                            700            11,769
Catalytica Energy Systems, Inc.*                           133             2,287
Franklin Electric Co., Inc.                                 66             4,521
Littelfuse, Inc.*                                          400            11,450
MagneTek, Inc.*                                            284             3,692
National Service Industries, Inc.                          700            17,981
Rayovac Corp*                                              500             7,094
Valence Technology, Inc.*                                  700             6,519
                                                                     -----------
                                                                         111,640
                                                                     -----------
ELECTRONIC COMPONENTS -- 1.4%
--------------------------------------------------------------------------------
ACT Manufacturing, Inc.                                    200             3,150
AXT, Inc.                                                  300             9,919
Anaren Microwave, Inc.                                     400            26,875
Artesyn Technologies, Inc.                                 500             7,938
Benchmark Electronics, Inc.                                400             9,025
CTS Corp                                                   500            18,219
California Amplifier, Inc.*                                300             2,775
Hutchinson Technology Inc*                                 600             8,250
Lightpath Technologies, Inc.*                              200             2,775
MEMC Electronic Materials, Inc.*                           700             6,781
Methode Electronic, Inc.                                   600            13,763
Park Electrochemical Corp                                  217             6,659
Plexus Corp*                                               600            18,234
Power Integrations, Inc.*                                  600             6,900
SIPEX Corp*                                                400             9,575
Superconductor Technologies Inc.*                          300             1,088

CITI SMALL CAP INDEX FUND
PORTFOLIO OF INVESTMENTS (Continued)                           December 31, 2000

ISSUER                                                   SHARES         VALUE
--------------------------------------------------------------------------------
Technitrol, Inc.                                           400       $    16,450
Three-Five Systems, Inc.*                                  400             7,200
Viasystems Group, Inc.*                                    800             6,650
Vicor Corp*                                                400            12,150
                                                                     -----------
                                                                         194,376
                                                                     -----------
ELECTRONIC EQUIPMENT/INSTRUMENTS -- 0.7%
--------------------------------------------------------------------------------
Adept Technology, Inc.                                     200             2,900
Kronos Inc*                                                300             9,280
NYFIX, Inc.*                                               400             9,675
Paxar Corp*                                                900             9,169
Radiant Systems, Inc.*                                     257             5,269
Robotic Vision System, Inc.*                               800             2,200
SeaChange International, Inc.*                             400             8,125
Sensormatic Electronics Corp*                            1,300            26,080
UNOVA, Inc.*                                             1,200             4,350
Wave Systems Corp*                                         800             3,600
Zygo Corp*                                                 200             5,656
Zomax Inc*                                                 500             2,281
                                                                     -----------
                                                                          88,585
                                                                     -----------
ELECTRONIC PRODUCTION EQUIPMENT -- 1.9%
--------------------------------------------------------------------------------
ATMI, Inc.                                                 500             9,750
Advanced Energy Industries, Inc.                           200             4,500
Asyst Technologies, Inc.                                   600             8,063
Brooks Automation, Inc.*                                   300             8,419
Cohu, Inc.                                                 500             6,969
Cymer, Inc.*                                               500            12,867
Electro Scientific Industries, Inc.*                       500            14,000
Electroglas, Inc.                                          500             7,656
EMCORE Corp*                                               400            18,800
FEI Co*                                                    300             6,825
FSI International, Inc.*                                   600             5,025
Helix Technology Corp                                      400             9,469
Keithley Instruments, Inc.                                 200             8,613
Kulicke and Soffa Industries, Inc.*                        800             9,000
LTX Corp*                                                  800            10,363
Mentor Graphics Corp*                                    1,100            30,180
Photon Dynamics, Inc.*                                     300             6,750
Photronics, Inc.*                                          500            11,719
PRI Automation, Inc.*                                      400             7,500
Silicon Valley Group, Inc.*                                600            17,250
Speedfam-IPEC, Inc.*                                       500             3,030
Ultratech Stepper, Inc.*                                   600            15,525
Varian Semiconductor Equipment Associates, Inc.*            50            11,875
Veeco Instruments Inc*                                     400            16,050
                                                                     -----------
                                                                         260,198
                                                                     -----------
ELECTRONICS DISTRIBUTORS -- 0.3%
--------------------------------------------------------------------------------
Anixter International Inc.                                 400             8,650
Black Box Corp*                                            300            14,494
Kent Electronics Corp*                                     500             8,250
MCSi, Inc.*                                                300             6,413
Pioneer-Standard Electronics, Inc.                         800             8,800
                                                                     -----------
                                                                          46,607
                                                                     -----------
ELECTRONICS/APPLIANCE STORES -- 0.1%
--------------------------------------------------------------------------------
InterTan, Inc.*                                            700             8,138
Tweeter Home Entertainment Group, Inc.*                    300             3,656
                                                                     -----------
                                                                          11,794
                                                                     -----------
ELECTRONICS/APPLIANCE -- 0.2%
--------------------------------------------------------------------------------
Harman International Industries, Inc                       600            21,900
Polaroid Corp                                              800             4,650
Universal Electronics Inc*                                 400             6,175
                                                                     -----------
                                                                          32,725
                                                                     -----------
ENGINEERING & CONSTRUCTION -- 0.4%
--------------------------------------------------------------------------------
Granite Construction Inc                                   295             8,537
Insituform Technologies, Inc.*                             400            15,950
Jacobs Engineering Group Inc*                              400            18,475
Washington Group International, Inc.*                      800             6,550
                                                                     -----------
                                                                          49,512
                                                                     -----------
ENVIRONMENTAL SERVICES -- 0.3%
--------------------------------------------------------------------------------
Newpark Resources, Inc.*                                 1,500            14,344
Tetra Tech, Inc.*                                          600            19,125
Waste Connections, Inc.*                                   306            10,117
                                                                     -----------
                                                                          43,586
                                                                     -----------
FINANCE/RENTAL/LEASING -- 1.5%
--------------------------------------------------------------------------------
Aaron Rents, Inc.                                          274             3,853
Advanta Corp.                                              800             7,050
Allied Capital Corp                                      1,000            20,875
American Capital Strategies, Ltd.                          600            15,113
AmeriCredit Corp.                                        1,200            32,700
Avis Group Holdings, Inc.                                  400            13,025
Charter Municipal Mortgage Acceptance Co                   323             4,340
CompuCredit Corp*                                          200             3,625
Dollar Thrifty Automotive Group, Inc.*                     500             9,375

CITI SMALL CAP INDEX FUND
PORTFOLIO OF INVESTMENTS                                       December 31, 2000

ISSUER                                                   SHARES         VALUE
--------------------------------------------------------------------------------
FINANCIAL/RENTAL/LEASING -- CONT'D
--------------------------------------------------------------------------------
Doral Financial Corp                                       700       $    16,930
Metris Companies Inc                                     1,000            26,313
NextCard, Inc.*                                          1,100             8,800
Rent-Way, Inc.*                                            500             2,219
Ryder System, Inc.                                       1,000            16,625
United Rentals, Inc.*                                      600             8,063
XTRA Corp*                                                 300            14,400
                                                                     -----------
                                                                         203,306
                                                                     -----------
FINANCIAL CONGLOMERATES -- 0.4%
--------------------------------------------------------------------------------
Leucadia National Corp                                     600            21,263
Liberty Financial Companies ,Inc                           214             9,536
StanCorp Financial Group, Inc.                             500            23,875
                                                                     -----------
                                                                          54,674
                                                                     -----------
FINANCIAL PUBLISHING/SERVICES -- 0.3%
--------------------------------------------------------------------------------
Advent Software, Inc.                                      400            16,025
BARRA, Inc.                                                300            14,138
FactSet Research Systems Inc                               400            14,828
                                                                     -----------
                                                                          44,991
                                                                     -----------
FOOD DISTRIBUTORS -- 0.2%
--------------------------------------------------------------------------------
Fleming Companies, Inc.                                    700             8,269
Performance Food Group Co                                  300            15,380
                                                                     -----------
                                                                          23,649
                                                                     -----------
FOOD RETAIL -- 0.3%
--------------------------------------------------------------------------------
Casey's General Stores, Inc.                             1,000            14,938
Ruddick Corp                                               471             5,387
Whole Foods Market, Inc.*                                  400            24,450
                                                                     -----------
                                                                          44,775
                                                                     -----------
FOOD: MAJOR DIVERSIFIED -- 0.1%
--------------------------------------------------------------------------------
Del Monte Foods Co*                                        813             5,894
Dole Food Co                                               800            13,100
                                                                     -----------
                                                                          18,994
                                                                     -----------
FOOD: MEAT/FISH/DAIRY -- 0.6%
--------------------------------------------------------------------------------
Dean Foods Co                                              600            18,413
Dreyer's Grand Ice Cream, Inc.                             248             7,998
Michael Foods, Inc.                                        197             5,935
Smithfield Foods, Inc.*                                    900            27,360
Suiza Foods Corp*                                          400            19,200
                                                                     -----------
                                                                          78,906
                                                                     -----------
FOOD: SPECIALTY/CANDY -- 0.6%
--------------------------------------------------------------------------------
American Italian Pasta Co                                  282       $     7,561
Hain Celestial Group, Inc.*                                500            16,250
Interstate Bakeries Corp                                   600             8,438
Lance, Inc.                                                394             4,987
Neose Technologies, Inc.*                                  300             9,900
Ralcorp Holdings, Inc.*                                    439             7,189
The Earthgrains Co                                         800            14,800
The J. M. Smucker Co                                       500            13,975
                                                                     -----------
                                                                          83,100
                                                                     -----------
FOREST DISTRIBUTORS -- 0.3%
--------------------------------------------------------------------------------
Deltic Timber Corp                                         159             3,796
Louisiana-Pacific Corp                                   1,900            19,238
Rayonier Inc                                               400            15,925
                                                                     -----------
                                                                          38,959
                                                                     -----------
GAS DISTRIBUTORS -- 2.1%
--------------------------------------------------------------------------------
AGL Resources Inc.                                         700            15,443
Atmos Energy Corp                                          600            14,625
Cascade Nat Gas Corp                                       169             3,179
Energen Corp                                               500            16,093
Laclede Gas Co                                             500            11,688
MDU Resources Group, Inc.                                  900            29,250
New Jersey Research Corp                                   300            12,975
Northwest Natural Gas Co                                   391            10,362
NUI Corp                                                   300             9,656
ONEOK, Inc.                                                500            24,063
Peoples Energy Corp                                        553            24,747
Piedmont Natural Gas Company, Inc.                         400            15,275
SEMCO Energy, Inc.                                         278             4,326
South Jersey Industries, Inc.                              400            11,900
Southern Union Co                                          600            15,900
Southwest Gas Corp                                         600            13,125
UGI Corp                                                   419            10,606
Vectren Corp                                               900            23,063
WGL Holdings, Inc.                                         600            18,263
                                                                     -----------
                                                                         284,539
                                                                     -----------
HOME FURNISHINGS -- 0.8%
--------------------------------------------------------------------------------
Ethan Allen Interiors Inc                                  700            23,450
Furniture Brands International, Inc.*                      900            18,956
La-Z-Boy Inc                                             1,100            17,325
Libbey Inc                                                 400            12,150
Mohawk Industries, Inc.*                                   700            19,163
Tupperware Corp                                            900            18,394
Westpoint Stevens Inc                                      700             5,243
                                                                     -----------
                                                                         114,681
                                                                     -----------

CITI SMALL CAP INDEX FUND
PORTFOLIO OF INVESTMENTS (Continued)                           December 31, 2000

ISSUER                                                   SHARES         VALUE
--------------------------------------------------------------------------------
HOME BUILDING -- 1.9%
--------------------------------------------------------------------------------
Centex Corp                                                900       $    33,806
Clayton Homes, Inc.                                      1,700            19,550
Del Webb Corp*                                             400            11,700
D.R.Horton, Inc.                                           872            21,310
Fairfield Communities, Inc.*                               657             9,239
Fleetwood Enterprises, Inc.                                900             9,450
Kaufman and Broad Home Corp                                800            26,950
Lennar Corp                                                700            25,375
M.D.C. Holdings, Inc.                                      500            16,475
NVR, Inc.*                                                 200            24,720
Pulte Corp                                                 500            21,094
Standard Pacific Corp                                      369             8,625
The Ryland Group, Inc.                                     201             8,190
Toll Brothers, Inc.*                                       400            16,350
                                                                     -----------
                                                                         252,834
                                                                     -----------
HOSPITAL/NURSING MANAGEMENT -- 1.1%
--------------------------------------------------------------------------------
Beverly Enterprises, Inc.                                2,200            18,013
Lifepoint Hospitals, Inc.*                                 500            25,063
Manor Care, Inc.*                                        1,400            28,875
Orthodontic Centers of America, Inc.*                      600            18,750
Province Healthcare Co*                                    450            17,719
Quorum Health Group, Inc.*                               1,200            18,900
Sunrise Assisted Living, Inc.*                             287             7,175
Triad Hospitals, Inc.*                                     600            19,538
                                                                     -----------
                                                                         154,033
                                                                     -----------
HOTELS/RESORTS/CRUISELINES -- 0.3%
--------------------------------------------------------------------------------
Boca Resorts, Inc.*                                        425             6,109
Choice Hotels International, Inc.*                       1,200            16,425
Extended Stay America, Inc.                              1,200            15,420
Prime Hospitality Corp*                                    700             8,138
                                                                     -----------
                                                                          46,092
                                                                     -----------
HOUSEHOLD/PERSONAL CARE -- 0.5%
--------------------------------------------------------------------------------
Alberto- Culver Co                                         600            25,688
Carter-Wallace, Inc.                                       400            13,350
Church & Dwight Co., Inc.                                  800            17,800
The Dial Corp                                            1,500            16,500
                                                                     -----------
                                                                          73,338
                                                                     -----------

INDUSTRIAL MACHINERY -- 1.2%
--------------------------------------------------------------------------------
Flowserve Corp*                                            700            14,963
Graco Inc                                                  400            16,550
IDEX Corp                                                  500            16,563
Kennametal Inc                                             500            14,563
Lincoln Electric Holdings, Inc.                            700            13,738
Milacron Inc                                               700            11,243
Nordson Corp                                               500            12,750
Presstek, Inc.*                                            700             7,350
Regal-Beloit Corp                                          600            10,236
Roper Industries, Inc.                                     600            19,838
Tecumseh Products Co                                       300            12,581
Tennant Co                                                 142             6,816
                                                                     -----------
                                                                         157,191
                                                                     -----------
INDUSTRIAL SPECIALTIES -- 1.3%
--------------------------------------------------------------------------------
Brady Corp                                                 400            13,525
Buckeye Technologies, Inc.*                                500             7,030
CUNO Inc*                                                  300             8,044
Cabot Microelectronics Corp*                               400            20,775
Donaldson Company, Inc.                                    700            19,469
Ferro Corp                                                 600            13,800
H.B. Fuller Co                                             300            11,836
Ionics, Inc*                                               400            11,350
RPM, Inc.                                                1,700            14,556
Rogers Corp*                                               234             9,609
Symyx Technologies*                                        400            14,400
The Valspar Corp                                           600            19,308
UCAR International Inc*                                    900             8,775
Wd-40 Co                                                   500             9,719
                                                                     -----------
                                                                         182,196
                                                                     -----------
INFORMATION TECHNOLOGY SERVICES -- 0.6%
--------------------------------------------------------------------------------
CACI International Inc*                                    152             3,498
CIBER. Inc.*                                             1,100             5,363
Documentum, Inc.*                                          600            29,813
J.D. Edwards & Company*                                    900            16,030
Perot Systems Corp*                                      1,200            11,025
SAGA SYSTEMS, Inc.*                                        700             8,006
Systems & Computer Technology Corp*                        800             9,850
                                                                     -----------
                                                                          83,585
                                                                     -----------
INSURANCE BROKERS/SERVICES -- 0.7%
--------------------------------------------------------------------------------
Arthur J. Gallagher & Co                                   600            38,175
Brown & Brown                                              400            14,000
Copart, Inc.*                                              700            15,050
Crawford & Co                                              900            10,463
Hilb, Rogal and Hamilton Co                                300            11,963
                                                                     -----------
                                                                          89,651
                                                                     -----------
INTEGRATED OIL -- 0.1%
--------------------------------------------------------------------------------
Pure Resources, Inc.*                                      900            18,225
                                                                     -----------

INTERNET RETAIL -- 0.0%
--------------------------------------------------------------------------------
eToys Inc*                                               1,300               244
                                                                     -----------

CITI SMALL CAP INDEX FUND
PORTFOLIO OF INVESTMENTS                                       December 31, 2000

ISSUER                                                   SHARES         VALUE
--------------------------------------------------------------------------------
INTERNET SOFTWARE/SERVICES -- 1.5%
--------------------------------------------------------------------------------
About.com, Inc.                                            300       $     8,080
Accrue Software, Inc.                                      500             1,250
Allaire Corp                                               400             2,013
Ask Jeeves, Inc.                                           400               975
Broadbase Software, Inc.*                                  600             3,750
Clarus Corp*                                               300             2,100
CyberSource Corp*                                          400               950
Digital Island*                                          1,100             4,469
Digital Insight Corp*                                      400             7,225
eLoyalty Corp*                                           1,000             6,469
F5 Networks, Inc.*                                         300             2,850
Globix Corp*                                               400             1,100
GoTo. Com, Inc.*                                           600             4,388
Interliant Inc*                                            900             2,869
internet. Com Corp*                                        300             1,780
Intertrust Technologies Corp*                            1,200             4,050
InterWorld Corp*                                           500               250
Interwoven, Inc.*                                          600            39,563
IntraNet Solutions, Inc.                                   259            13,209
Jupiter Media Metrix, Inc.*                                500             4,656
Keynote Systems, Inc.*                                     300             4,256
LookSmart, Ltd.*                                           900             2,194
Mail.Com, Inc.*                                          1,000               719
MicroStrategy Inc*                                         500             4,750
NBC Internet, Inc.*                                      1,000             3,500
Netegrity, Inc.*                                           400            21,750
Open Market, Inc.*                                         800               875
Packeteer, Inc.*                                           300             3,712
Retek Inc*                                                 745            18,159
Secure Computing Corp*                                     500             4,938
SonicWALL, Inc.*                                           400             6,500
StarMedia Network, Inc.*                                 1,200             2,269
Tumbleweed Communications Corp*                            200             3,422
WatchGuard Technologies, Inc.*                             200             6,325
WebTrends Corp*                                            300             8,680
WorldGate Communications, Inc.*                            300             1,144
ZixIt Corp                                                 300             2,625
                                                                     -----------
                                                                         207,814
                                                                     -----------
INVESTMENT BANKS/BROKERS -- 1.3%
--------------------------------------------------------------------------------
Dain Rauscher Corp                                         200            18,938
Investment Technology Group, Inc.                          500            20,875
Investors Financial Services Corp                          500            43,000
Jefferies Group, Inc.                                      500            15,625
LaBranche & Co Inc*                                        700            21,394
Morgan Keegan, Inc.                                        500            13,250
Raymond James Financial, Inc.                              700            24,413
Southwest Secs Group, Inc.                                 300             7,763
Tucker Anthony Sutro Corp                                  400             9,825
Wit Soundview Group, Inc.*                               1,600             5,750
                                                                     -----------
                                                                         180,833
                                                                     -----------
INVESTMENT MANAGERS -- 0.8%
--------------------------------------------------------------------------------
Acacia Research Corp                                       400             7,125
Blackrock, Inc.*                                           400            16,800
Affiliated Managers Group, Inc.                            400            21,950
Eaton Vance Corp                                         1,000            32,250
Phoenix Investment Partners, Ltd.                          900            14,119
The John Nuveen Co                                         200            11,500
                                                                     -----------
                                                                         103,744
                                                                     -----------
LIFE/HEALTH INSURANCE -- 0.2%
--------------------------------------------------------------------------------
American National Insurance Co                             200            14,600
Delphi Financial Group, Inc.*                              231             8,894
                                                                     -----------
                                                                          23,494
                                                                     -----------
MAJOR TELECOMMUNICATIONS -- 0.0%
--------------------------------------------------------------------------------
Ntelos Inc                                                 300             5,288
Primus Telecommunications Group, Inc.*                     600             1,388
                                                                     -----------
                                                                           6,676
                                                                     -----------
MANAGED HEALTH CARE -- 1.3%
--------------------------------------------------------------------------------
AmeriPath, Inc.                                            344             8,600
Caremark Rx, Inc.*                                       3,300            44,756
Coventry Helath Care, Inc.*                              1,100            29,356
Health Net Inc*                                          1,600            41,900
Humana Inc*                                              2,600            39,650
Mid Atlantic Medical Services, Inc.*                       800            15,850
                                                                     -----------
                                                                         180,112
                                                                     -----------
MARINE SHIPPING -- 0.4%
--------------------------------------------------------------------------------
Alexander & Baldwin, Inc.                                  700            18,375
Kirby Corp                                                 500            10,500
Overseas Shipholding Group, Inc.                           500            11,469
SEACOR SMIT Inc*                                           300            15,788
                                                                     -----------
                                                                          56,132
                                                                     -----------

CITI SMALL CAP INDEX FUND
PORTFOLIO OF INVESTMENTS (Continued)                           December 31, 2000

ISSUER                                                   SHARES         VALUE
--------------------------------------------------------------------------------
MEDICAL DISTRIBUTORS -- 1.2%
--------------------------------------------------------------------------------
AmeriSource Health Corp                                    800       $    40,400
Bergen Brunswig Corp                                     2,200            34,826
Bindley Westn Industries, Inc.                             500            20,781
Henry Schein, Inc.*                                        500            17,313
Owens & Minor, Inc.                                        700            12,425
PSS World Medical, Inc.*                                 1,600             8,000
Priority Healthcare Corp*                                  350            14,284
Syncor International Corp*                                 300            10,913
                                                                     -----------
                                                                         158,942
                                                                     -----------
MEDICAL SPECIALTIES -- 2.8%
--------------------------------------------------------------------------------
ABIOMED, Inc.                                              400             9,700
Arrow International, Inc.                                  174             6,555
ArthroCare Corp                                            300             5,850
ATS Medical, Inc.                                          600             8,512
Biosite Diagnostics Inc                                    200             8,088
Cerus Corp*                                                200            15,050
Coherent, Inc.*                                            400            13,000
CryoLife, Inc.*                                            237             7,169
Cyberonics, Inc.*                                          300             6,975
Datascope Corp                                             300            10,275
Diagnostic Products Corp                                   200            10,925
Digene Corp*                                               200             8,938
Edwards Lifesciences Corp*                               1,000            17,750
Haemonetics Corp*                                          500            15,438
I-STAT Corp*                                               500            13,219
INAMED Corp*                                               300             6,130
Inhale Therapeutic Systems, Inc.*                          500            25,250
Invacare Corp                                              500            17,125
K-V Pharmaceutical Co*                                     450            10,913
Mentor Corp                                                328             6,396
Molecular Devices Corp*                                    300            20,530
Novoste Corp*                                              300             8,250
ResMed Inc*                                                500            19,938
Respironics, Inc*                                          700            19,950
STERIS Corp*                                             1,400            22,575
Sunrise Technologies International, Inc.*                  900             1,602
The Cooper Companies, Inc.                                 300            11,962
Varian Medical Systems, Inc.                               500            33,969
VISX, Inc.*                                                900             9,393
Zoll Med Corp*                                             138             4,839
                                                                     -----------
                                                                         376,266
                                                                     -----------
MEDICAL/NURSING SERVICES -- 1.0%
--------------------------------------------------------------------------------
Apria Healthcare Group Inc.                                700            20,825
Cyber-Care, Inc.*                                          900             1,913
DaVita, Inc.*                                            1,500            25,688
Hooper Holmes, Inc.                                      1,100            12,166
Lincare Holdings Inc*                                      700            39,944
RehabCare Group, Inc.*                                     199            10,224
Renal Care Group, Inc.*                                    800            21,938
                                                                     -----------
                                                                         132,698
                                                                     -----------
METAL FABRICATION -- 1.1%
--------------------------------------------------------------------------------
Harsco Corp                                                600            14,813
Kaydon Corp                                                600            14,925
Maverick Tube Corp*                                        300             6,788
Mueller Industries, Inc.*                                  600            16,088
Precision Castparts Corp                                   800            33,650
SPS Technologies, Inc.*                                    300            16,444
The Shaw Group Inc*                                        600            30,000
The Timken Co                                              800            12,100
                                                                     -----------
                                                                         144,808
                                                                     -----------
MISCELLANEOUS COMMERCIAL SERVICES -- 1.7%
--------------------------------------------------------------------------------
ABM Industries Inc                                         400            12,250
Answerthink Inc.                                           700             2,538
Bright Horizons Family Solutions, Inc.*                    400            10,450
Dendrite Internationl, Inc.*                               600            13,425
DiamondCluster Internationl, Inc.*                         300             9,150
Exchange Applications, Inc.*                               500               608
F. Y. I. Inc*                                              300            11,063
Fair, Issac and Co, Inc                                    300            15,300
Forrester Research, Inc.*                                  200            10,013
G & K Services, Inc.                                       500            14,063
Gartner Group, Inc.*                                     1,400             9,660
iXL Enterprises, Inc.*                                   1,200             1,200
IKON Office Solutions, Inc.                              3,100             7,750
Identix Inc*                                               700             5,495
Internet Pictures Corp*                                  1,200             1,162
Learning Tree International ,Inc.*                         200             9,900
MAXIMUS, Inc.*                                             178             6,219
NCO Group, Inc.*                                           299             9,082
Pittston Brink's Group                                   1,000            19,875
ProBusiness Services, Inc.*                                400            10,625
PurchasePro.Com, Inc.*                                     400             7,000
Sodexho Marriott Services, Inc.                            600            13,275
Sylvan Learning Systems, Inc.*                             700            10,369
The Corporate Executive Board Co*                          400            15,905
The Profit Recovery Group International, Inc.*           1,000             6,375
Ventro Corp*                                               400               400
                                                                     -----------
                                                                         233,152
                                                                     -----------

CITI SMALL CAP INDEX FUND
PORTFOLIO OF INVESTMENTS                                       December 31, 2000

ISSUER                                                   SHARES         VALUE
--------------------------------------------------------------------------------
MISCELLANEOUS MANUFACTURING -- 1.3%
--------------------------------------------------------------------------------
AMETEK, Inc.                                               600       $    15,563
Dionex Corp*                                               500            17,250
Federal Signal Corp                                        800            15,700
Lancaster Colony Corp                                      600            16,838
Mettler-Toledo International Inc*                          600            32,625
Teleflex Inc                                               600            26,512
Tredegar Corp                                              500             8,719
Trinity Industries, Inc.                                   700            17,500
U. S. Industries, Inc.                                   1,400            11,200
Varian Inc*                                                500            16,938
                                                                     -----------
                                                                         178,845
                                                                     -----------
MOVIES/ENTERTAINMENT -- 0.1%
--------------------------------------------------------------------------------
Gaylord Entmt Co*                                          500            10,438
SportsLine.com, Inc.*                                      500             2,656
TiVo Inc*                                                  400             2,150
                                                                     -----------
                                                                          15,244
                                                                     -----------
MULTI-LINE INSURANCE -- 0.1%
--------------------------------------------------------------------------------
Horace Mann Educators Corp                                 800            17,100
                                                                     -----------
OFFICE EQUIPMENT/SUPPLIES -- 0.2%
--------------------------------------------------------------------------------
HON INDUSTRIES Inc                                         900            22,950
Kimball International, Inc.                                700            10,150
                                                                     -----------
                                                                          33,100
                                                                     -----------
OIL & GAS PIPELINES -- 0.1%
--------------------------------------------------------------------------------
Midcoast Energy Resources, Inc.                            173             3,774
Western Gas Resources, Inc.                                400            13,475
                                                                     -----------
                                                                          17,249
                                                                     -----------
OIL & GAS PRODUCTION -- 2.5%
--------------------------------------------------------------------------------
Tom Brown, Inc.*                                           600            19,725
Barrett Resources Corp                                     500            28,406
Cabot Oil & Gas Corp                                       500            15,594
Chesapeake Energy Corp                                   1,900            19,238
Cross Timbers Oil Co                                     1,200            33,300
Evergreen Resources, Inc.*                                 300            11,588
Forest Oil Corp*                                           350            12,906
H S Resources, Inc.*                                       300            12,712
Louis Dreyfus Natural Gas Corp*                            400            18,325
Mitchell Energy & Development Corp                         400            24,500
Pioneer Natural Resources Co                             1,700            33,469
Plains Resources Inc*                                      245             5,175
Pogo Producing Co                                          700            21,788
St. Mary Land & Exploration Co                             600            19,988
Stone Energy Corp*                                         300            19,365
Swift Energy Co*                                           400            15,050
Unit Corp*                                                 700            13,255
Vintage Petroleum, Inc.                                    800            17,200
                                                                     -----------
                                                                         341,584
                                                                     -----------
OIL REFINING/MARKETING -- 0.3%
--------------------------------------------------------------------------------
Frontier Oil Corp                                        1,400             9,625
Pennzoil-Quaker State Co                                 1,600            20,600
Syntroleum Corp*                                           700            11,900
                                                                     -----------
                                                                          42,125
                                                                     -----------
OILFIELD SERVICES/EQUIPMENT -- 0.8%
--------------------------------------------------------------------------------
Cal Dive International, Inc.*                              400            10,650
Input/Output, Inc.*                                      1,100            11,206
Key Energy Services, Inc.*                               1,600            16,700
Oceaneering International, Inc.*                           323             6,278
Offshore Logistics, Inc.                                   600            12,928
Superior Energy Services Inc*                            1,100            12,650
UTI Energy Corp*                                           600            19,725
Veritas DGC Inc*                                           500            16,150
                                                                     -----------
                                                                         106,287
                                                                     -----------
OTHER CONSUMER SERVICES -- 0.7%
--------------------------------------------------------------------------------
Bally Total Fitness Holdings Corp                          500            16,938
Career Education Corp*                                     400            15,650
Chemed Corp                                                300            10,088
Edison Schools Inc*                                        300             9,450
Education Management Corp*                                 400            14,300
Rollins, Inc.                                              262             5,256
Service Corp*                                            4,900             8,575
Sotheby's Holdings, Inc.*                                  800            18,550
                                                                     -----------
                                                                          98,807
                                                                     -----------
OTHER CONSUMER SPECIALTIES -- 0.1%
--------------------------------------------------------------------------------
Mathews International Corp                                 300             9,469
The Boyds Collection, Ltd.*                              1,100            10,243
                                                                     -----------
                                                                          19,712
                                                                     -----------
OTHER METALS/MINERALS -- 0.3%
--------------------------------------------------------------------------------
Brush Engineered Materials Inc                             500            10,094
Minerals Technologies Inc                                  300            10,256

CITI SMALL CAP INDEX FUND

PORTFOLIO OF INVESTMENTS (Continued)   December 31, 2000





ISSUER                                                   SHARES         VALUE
--------------------------------------------------------------------------------
Southern Peru Copper Corp                                  800       $    10,300
USEC Inc                                                 2,500            10,780
                                                                     -----------
                                                                          41,430
                                                                     -----------
PACKAGED SOFTWARE -- 2.7%
--------------------------------------------------------------------------------
Actuate Corp                                               900            17,213
AremisSoft Corp                                            162             6,915
Aspen Technology, Inc.                                     500            16,625
Avant! Corp                                                900            16,481
Concord Communications, Inc.*                              400             3,500
Convera Corp*                                              300             5,325
FileNET Corp*                                              700            19,075
Great Plains Software, Inc.*                               199             9,365
HNC Software Inc*                                          500            14,844
Hyperion Solutions Corp*                                   600             9,263
Informatica Corp*                                          800            31,650
Inprise Corp*                                            1,600             8,850
Legato Systems, Inc.*                                    1,700            12,644
Manugistics Group, Inc.*                                   800            45,600
MapInfo Corp*                                              215            10,159
Mercator Software, Inc.*                                   500             2,688
MetaSolv, Inc.*                                            200             1,825
NetIQ Corp*                                                400            34,950
New Era of Networks, Inc.*                                 500             2,938
Nuance Communications Inc*                                 100             4,313
ONYX Software Corp*                                        400             4,400
Phoenix Technology Ltd*                                    600             8,091
Progress Software Corp*                                    800            11,550
Puma Technology, Inc.*                                     600             2,494
Remedy Corp*                                               500             8,281
SERENA Software, Inc.*                                     300            10,270
SPSS Inc*                                                  400             8,825
Structural Dynamics Research Corp*                         900             9,000
Transaction Systems Architects, Inc.*                      700             8,094
Verity, Inc.*                                              600            14,438
                                                                     -----------
                                                                         359,666
                                                                     -----------
PERSONNEL SERVICES -- 0.5%
--------------------------------------------------------------------------------
Administaff, Inc.                                          400            10,880
Heidrick & Struggles International, Inc.*                  300            12,619
Kelly Services, Inc.                                       265             6,261
Korn / Ferry International*                                600            12,750
Modis Professional Services, Inc.*                       1,800             7,425
On Assignment, Inc.*                                       400            11,400
Spherion Corp*                                           1,100            12,444
                                                                     -----------
                                                                          73,779
                                                                     -----------
PHARMACEUTICALS: GENERIC -- 0.3%
--------------------------------------------------------------------------------
Alpharma Inc.                                              400            17,550
Barr Laboratories, Inc.                                    300            21,881
                                                                     -----------
                                                                          39,431
                                                                     -----------
PHARMACEUTICALS: OTHER -- 0.9%
--------------------------------------------------------------------------------
Alliance Pharmaceutical Corp.                              900             7,763
Aviron                                                     300            20,044
Cell Pathways, Inc.*                                       400             1,900
Cell Therapeutics, Inc.*                                   400            18,025
Connetics Corp*                                            600             2,738
Matrix Pharmaceutical, Inc.*                               600            10,275
Medicis Pharmaceutical Corp*                               500            29,563
Noven Pharmaceuticals, Inc.*                               300            11,213
Perrigo Co*                                              1,500            12,422
United Therapeutics Corp*                                  200             2,950
                                                                     -----------
                                                                         116,893
                                                                     -----------
PRECIOUS METALS -- 0.3%
--------------------------------------------------------------------------------
Freeport-Mcmoran Copper & Gold, Inc.*                    2,200            18,838
Stillwater Mining Co*                                      700            27,545
                                                                     -----------
                                                                          46,383
                                                                     -----------
PROPERTY/CASUALTY INSURANCE -- 1.0%
--------------------------------------------------------------------------------
Alfa Corp                                                  700            12,863
Alleghany Corp                                             100            20,550
Argonaut Group, Inc.                                       600            12,600
Harleysville Group Inc                                     206             6,026
HCC Insurance Holdings, Inc.                               700            18,856
Mercury General Corp                                       400            17,550
Ohio Casualty Corp                                       1,400            14,000
Selective Ins Group, Inc.                                  405             9,820
The Commerce Group, Inc.                                   389            10,573
W. R. Berkley Corp                                         300            14,156
                                                                     -----------
                                                                         136,994
                                                                     -----------
PUBLISHING: BOOKS/MAGAZINES -- 0.7%
--------------------------------------------------------------------------------
Houghton Mifflin Co                                        400            18,550
John Wiley & Son, Inc.                                     800            17,200
Meredith Corp                                              600            19,313
Penton Media, Inc.                                         400            10,750
Playboy Enterprises, Inc.*                                 700             6,956
Scholastic Corp*                                           200            17,725
                                                                     -----------
                                                                          90,494
                                                                     -----------
PUBLISHING: NEWSPAPERS -- 0.6%
--------------------------------------------------------------------------------
Hollinger International Inc                                600             9,525
Journal Register Co*                                       800            12,850

CITI SMALL CAP INDEX FUND
PORTFOLIO OF INVESTMENTS                                       December 31, 2000

ISSUER                                                   SHARES         VALUE
--------------------------------------------------------------------------------
PUBLISHING: NEWSPAPERS -- CONT'D
--------------------------------------------------------------------------------
Lee Enterprises, Inc.                                      700       $    20,869
Media General, Inc.                                        300            10,920
Pulitzer Inc                                               200             9,370
The McClatchy Co                                           400            17,050
                                                                     -----------
                                                                          80,584
                                                                     -----------
PULP & PAPER -- 0.4%
--------------------------------------------------------------------------------
Longview Fibre Co                                        1,000            13,500
P. H. Glatfelter Co                                        900            11,205
Potlatch Corp                                              400            13,425
Wausau-Mosinee Paper Corp                                1,300            13,163
                                                                     -----------
                                                                          51,293
                                                                     -----------
RAILROADS -- 0.1%
--------------------------------------------------------------------------------
Wisconsin Central Transportation Corp*                     900            13,556
                                                                     -----------
REAL ESTATE DEVELOPMENT -- 0.5%
--------------------------------------------------------------------------------
Catellus Development Corp*                               1,600            28,000
Forest City Enterprises, Inc.                              300            11,760
Jones Lang LaSalle Inc*                                    800            11,100
LNR Property Corp                                          500            11,000
Security Cap Group Inc*                                    600            12,038
                                                                     -----------
                                                                          73,898
                                                                     -----------
REAL ESTATE INVESTMENT TRUST -- 6.3%
--------------------------------------------------------------------------------
Alexandria Real Estate Equities, Inc.                      300            11,156
American Industrial Properties REIT                        277             3,393
Arden Realty, Inc.                                         934            23,467
Bedford Property Investors, Inc.                           600            12,150
Boykin Lodging Co                                          269             2,287
Brandywine Realty Trust                                    700            14,481
BRE Properties, Inc.                                       600            19,013
Burnham Pacific Properties, Inc.                           496             2,294
Cabot Industrial Trust                                     700            13,431
Camden Property Trust                                      500            16,750
Capital Automotive REIT                                    328             4,531
Capstead Mortgage Corp                                     271             2,947
CBL & Associates Properties, Inc.                          388             9,821
CenterPoint Properties Corp                                300            14,175
Charles E. Smith Residential Realty, Inc.                  300            14,100
Chateau Communities, Inc.                                  333            10,136
Chelsea Property Group, Inc.                               300            11,063
Colonial Properties Trust                                  340             8,861
Commercial Net Lease Realty                                471             4,798
Cornerstone Realty Income Trust, Inc.                      603             6,369
Cousins Properties, Inc.                                   600            16,763
Developers Diversified Realty Corp                         900            11,981
Eastgroup Properties, Inc.                                 245             5,482
Entertainment Properties Trust                             234             2,574
Equity Inns Inc                                            569             3,521
Essex Property Trust, Inc.                                 300            16,425
Federal Realty Investment Trust                            500             9,500
FelCor Lodging Trust Inc                                   600            14,363
First Industrial Realty Trust, Inc.                        606            20,604
First Washington Realty Trust, Inc.                        130             3,356
Franchise Finance Corp                                     884            20,608
Gables Residential Trust                                   361            10,108
Glenborough Realty Trust                                   600            10,425
Glimcher Realty Trust                                      800            10,000
Great Lakes REIT, Inc.                                     261             4,535
Health Care Property Investors, Inc.                       741            22,137
Health Care REIT, Inc.                                     444             7,215
Healthcare Realty Trust, Inc.                              500            10,625
Highwoods Properties, Inc.                                 700            17,413
Home Properties New York, Inc.                             400            11,175
Hospitality Properties Trust                               793            17,942
HRPT Properties Trust                                    2,300            17,394
IndyMac Bancorp, Inc.*                                   1,000            29,500
Innkeepers Usa Trust                                       532             5,885
IRT Property Co                                            489             3,973
JDN Realty Corp                                          1,100            11,619
Kilroy Realty Corp                                         500            14,281
Koger Equity                                               700            10,894
LaSalle Hotel Properties                                   167             2,536
Lexington Corporate Properties Trust                       266             3,142
Manufactured Home Communities, Inc.                        283             8,207
Meditrust Co*                                            2,248             5,761
MeriStar Hospitality Corp                                  500             9,844
Mid-America Apartment Communities, Inc.                    400             9,025
National Golf Properties, Inc.                             199             4,092
Nationwide Health Properties, Inc.                         700             9,013
New Plan Excel Realty Trust                              1,373            18,021
Pacific Gulf Properties, Inc.                              400             2,450

CITI SMALL CAP INDEX FUND
PORTFOLIO OF INVESTMENTS (Continued)                           December 31, 2000


ISSUER                                                   SHARES         VALUE
--------------------------------------------------------------------------------
Pan Pacific Retail Properties, Inc.                        305       $     6,805
Parkway Properties, Inc.                                   153             4,542
Pennsylvania Real Estate Investment Trust                  192             3,672
Prentiss Properties Trust                                  500            13,469
Prime Group Realty Trust                                   146             2,099
PS Business Parks, Inc.                                    500            13,900
Realty Income Corp                                         414            10,298
Reckson Assocs Realty Corp                                 800            20,050
Regency Realty Corp                                        500            11,844
RFS Hotel Investors, Inc.                                  377             4,925
Saul Centers, Inc.                                         168             3,129
Shurgard Storage Centers, Inc.                             500            12,219
SL Green Realty Corp                                       500            14,000
Sovran Self Storage, Inc.                                  186             3,697
Storage USA, Inc.                                          400            12,700
Summit Properties Inc                                      386            10,036
Sun Communities, Inc.                                      300            10,050
Tanger Factory Outlet Centers, Inc.                         81             1,848
The Macerich Co                                            500             9,594
Town & Country Trust                                       246             4,751
United Dominion Realty Trust, Inc.                       1,200            12,975
Washington Real Estate Investment Trust                    700            16,538
Weingarten Realty Investors                                400            17,500
Westfield America, Inc.                                    453             6,540
Wyndham International, Inc.*                             4,800             8,400
                                                                     -----------
                                                                         853,193
                                                                     -----------
RECREATIONAL PRODUCTS -- 0.7%
--------------------------------------------------------------------------------
Callaway Golf Co                                         1,300            24,213
Concord Camera Corp*                                       500             8,250
JAKKS Pacific, Inc.*                                       500             4,563
Polaris Industries Inc                                     500            19,875
Sturm, Ruger & Co, Inc.                                    300             2,831
THQ Inc*                                                   500            12,188
Take-Two Interactive Software, Inc.*                       700             8,050
The Topps Company, Inc.*                                   659             6,055
WMS Industries Inc                                         360             7,245
                                                                     -----------
                                                                          93,270
                                                                     -----------
REGIONAL BANKS -- 6.0%
--------------------------------------------------------------------------------
Alabama National Bancorp                                   128             2,896
AMCORE Financial, Inc.                                     600            12,413
BancorpSouth, Inc.                                       1,400            17,063
Bank of Granite Corp                                       400             9,300
Cathay Bancorp, Inc.                                       200            11,800
Century South Bank, Inc.                                   174             5,862
Chittenden Corp                                            500            15,156
Citizens Banking Corp                                      800            23,250
Commerce Bancorp, Inc.                                     493            33,709
Community First Bankshares, Inc.                           800            15,100
Corus Bankshares, Inc.                                     143             7,076
CPB Inc                                                    123             3,429
Cullen Frost Bankers, Inc.                                 700            29,269
East West Bancorp, Inc.                                    349             8,703
F&M Bancorp                                                173             3,568
F&M National Corp                                          500            13,063
F. N. B. Corp                                              338             7,098
Farmers Capital Bank Corp                                   97             2,680
First BanCorp                                              319             7,536
First Charter Corp                                         700            10,413
First Citizens BancShares, Inc.                             91             7,348
First Commonwealth Financial Corp                        1,000            10,000
First Financial Bancorp                                    546             9,282
First Financial Bankshares, Inc.                           300             9,431
First Financial Corp                                       103             3,290
First Merchants Corp                                       183             4,152
First Midwest Bancorp, Inc.                                600            17,250
Frontier Financial Corp                                    260             6,516
Fulton Financial Corp                                    1,100            25,369
GBC Bancorp                                                168             6,447
Greater Bay Bancorp                                        600            24,600
Harleysville National Corp                                 135             4,683
Hudson United Bancorp                                      770            16,122
Imperial Bancorp*                                          600            15,750
Integra Bank Corp                                          500            12,781
International Bancshares Corp                              400            13,650
Merchants New York Bancorp, Inc.                           292             7,318
MidAmerica Bancorp                                         412             9,373
Mid-State Bancshares                                       300            10,650
National Penn Bancshares, Inc.                             291             5,875
NBT Bancorp Inc                                            361             5,280
Omega Financial Corp                                       135             3,645
Oriental Financial Group Inc                               178             2,370
Pacific Cap Bancorp New                                    500            14,063
Park National Corp                                         100             8,969
Provident Bankshares Corp                                  700            14,613
Provident Financial Group, Inc.                            400            15,000
Republic Bancorp Inc                                     1,430            15,462
S&T Bancorp, Inc.                                          419             9,060
Sandy Spring Bancorp, Inc.                                 146             3,322
Seacoast Financial Services Corp                           391             4,692
Silicon Valley Bancshares                                  600            20,738
Sky Financial Group, Inc.                                1,320            22,110
Southwest Bancorp*                                         500            21,469
Sterling Bancshares, Inc.                                  700            13,825

CITI SMALL CAP INDEX FUND
PORTFOLIO OF INVESTMENTS                                       December 31, 2000

ISSUER                                                   SHARES         VALUE
--------------------------------------------------------------------------------
REGIONAL BANKS -- CONT'D
--------------------------------------------------------------------------------
Susquehanna Bancshares, Inc.                               700       $    11,550
Texas Regional Bancshares, Inc.                            440            14,300
The Colonial BancGroup, Inc.                             1,500            16,125
The South Financial Group, Inc.                            900            11,925
The Trust Company                                          600             7,538
TrustCo Bank Corp                                        1,150            14,015
Trustmark Corp                                             900            18,900
UCBH Holdings, Inc.                                        147             6,854
UMB Financial Corp                                         249             9,306
United Bankshares, Inc.                                    600            12,750
United National Bancorp                                    600            11,512
WesBanco, Inc.                                             287             6,745
Westamerica Bancorp                                        600            25,800
Whitney Holdings Corp                                      400            14,525
                                                                     -----------
                                                                         815,734
                                                                     -----------
RESTAURANTS -- 1.2%
--------------------------------------------------------------------------------
Applebee's International, Inc.                             500            15,718
Bob Evans Farms, Inc.                                      700            14,918
CBRL Group, Inc.                                         1,100            20,006
CEC Entertainment Inc*                                     500            17,063
IHOP Corp*                                                 500            10,844
Jack In The Box Inc*                                       700            20,606
Papa John's International, Inc.*                           400             8,900
RARE Hospitality International, Inc.*                      252             5,623
Ruby Tuesday, Inc.                                       1,200            18,300
Sonic Corp*                                                600            13,988
The Cheesecake Factory Inc*                                500            19,188
                                                                     -----------
                                                                         165,154
                                                                     -----------
SAVINGS BANKS -- 2.4%
--------------------------------------------------------------------------------
American Financial Holdings, Inc.                          600            12,375
Andover Bancorp, Inc.                                      103             3,545
Astoria Financial Corp                                     600            32,588
Bank United Corp.                                          505            34,435
Bay View Capital Corp                                    1,000             6,250
BSB Bancorp, Inc.                                          600             7,903
Capitol Federal Financial                                  527             8,827
Commercial Federal Corp                                    900            17,494
Dime Community BancShares                                  178             4,495
Downey Financial Corp                                      300            16,500
First Federal Capital Corp                                 229             3,320
First Financial Holdings, Inc.                             205             4,036
First Indiana Corp                                         143             3,360
First Sentinel Bancorp Inc                                 529             6,084
FirstFed Financial Corp                                    264             8,530
Harbor Fl Bancshares, Inc.                                 352             5,258
Independence Community Bank Corp                         1,000            15,938
MAF Bancorp, Inc.                                          359            10,209
New York Cmnty Bancorp Inc                                 252             9,260
OceanFirst Financial Corp                                  177             4,359
People's Bank                                              428            11,075
Republic Sec Financial Corp                                770             5,558
Richmond County Financial Corp                             600            15,675
Roslyn Bancorp, Inc.                                       900            24,580
Staten Island Bancorp, Inc.                                500            10,688
United Community Financial Corp                            525             3,642
Washington Federal, Inc.                                   811            23,063
Webster Financial Corp                                     700            19,818
                                                                     -----------
                                                                         328,865
                                                                     -----------
SEMICONDUCTORS -- 1.1%
--------------------------------------------------------------------------------
Actel Corp                                                 400             9,675
Alliance Semiconductor Corp                                500             5,650
ANADIGICS, Inc.                                            500             8,188
C-Cube Microsystems Inc*                                   800             9,850
Cirrus Logic, Inc.*                                        900            16,875
Elantec Semiconductor, Inc.*                               300             8,325
ESS Technology, Inc.*                                      600             3,075
Exar Corp*                                                 600            18,590
General Semiconductor, Inc.                                700             4,375
Integrated Silicon Solution, Inc.*                         500             7,188
Microsemi Corp*                                            200             5,563
MIPS Technologies, Inc.*                                   600            16,013
Oak Technology, Inc.*                                      700             6,081
Pericom Semiconductor Corp*                                400             7,400
QuickLogic Corp*                                           500             3,469
Silicon Image, Inc.*                                       500             2,719
SONICblue Inc*                                           1,700             7,013
Zoran Corp*                                                300             4,650
                                                                     -----------
                                                                         144,699
                                                                     -----------
SERVICES TO THE HEALTH INDUSTRY -- 2.2%
--------------------------------------------------------------------------------
Accredo Health, Inc                                        200            10,038
Advance Paradigm, Inc.                                     400            18,200
Albany Molecular Research, Inc.                            300            18,488
Allscripts, Inc.                                           400             3,738
Cerner Corp*                                               500            23,125
Covance Inc*                                             1,100            11,825
Eclipsys Corp*                                             800            19,600

CITI SMALL CAP INDEX FUND
PORTFOLIO OF INVESTMENTS (Continued)                           December 31, 2000

ISSUER                                                   SHARES         VALUE
--------------------------------------------------------------------------------
IDX Systems Corp*                                          235       $     5,875
IMPATH Inc*                                                300            19,950
Laboratory Corp*                                           300            52,800
Morrison Management Specialists, Inc.                      201             7,017
Omnicare, Inc.                                           1,500            32,438
PAREXEL International Corp*                                900             9,730
Pharmaceutical Product Development, Inc.*                  400            19,875
Pharmacopeia, Inc.*                                        400             8,725
Professional Detailing, Inc.*                               64             6,769
Stericycle, Inc.                                           213             8,120
The TriZetto Group, Inc.*                                  324             5,407
US Oncology, Inc.*                                       1,800            11,363
                                                                     -----------
                                                                         293,083
                                                                     -----------
SPECIALTY INSURANCE -- 0.8%
--------------------------------------------------------------------------------
Enhance Financial Services Group Inc                       425             6,560
Fidelity National Financial, Inc.                          900            33,244
LandAmerica Financial Group, Inc.                          156             6,308
Markel Corp*                                               100            18,100
Pre-Paid Legal Services, Inc.*                             400            10,200
The First American Corp                                    900            29,588
Triad Guaranty Inc*                                        209             6,922
                                                                     -----------
                                                                         110,922
                                                                     -----------
SPECIALTY STORES -- 1.3%
--------------------------------------------------------------------------------
Barnes & Noble, Inc.                                       900            23,850
Borders Group, Inc.*                                     1,400            16,363
Companiest Plus, Inc.*                                     400            11,750
Linens 'n Things, Inc.*                                    700            19,338
Michaels Stores, Inc.*                                     500            13,250
O'Reilly Automotive, Inc.*                                 800            21,400
OfficeMax, Inc.*                                         2,300             6,613
PETsMART, Inc.*                                          2,400             6,900
Pier 1 Imports, Inc.                                     1,600            16,500
Regis Corp                                                 800            11,600
Rent-A-Center, Inc.*                                       300            10,350
Zale Corp*                                                 600            17,438
                                                                     -----------
                                                                         175,352
                                                                     -----------
SPECIALTY TELECOMMUNICATIONS -- 0.7%
--------------------------------------------------------------------------------
Adelphia Business Solutions, Inc.                          600             2,550
Allied Riser Communications Corp                         1,200             2,438
Clarent Corp*                                              400             4,525
Commonwealth Telephone Enterprises, Inc.                   300            10,500
CT Communications, Inc.                                    400             5,625
CTC Communications Group, Inc.*                            400             1,850
General Communication, Inc.*                             1,300             9,100
Golden Telecom, Inc.*                                      300             1,538
IDT Corp*                                                  500            10,188
Illuminet Holdings, Inc.                                   400             9,175
Intermedia Communications Inc*                             900             6,468
International FiberCom, Inc.*                              500             2,468
ITC DeltaCom, Inc.*                                      1,000             5,390
Mpower Communications Corp*                                800             4,100
North Pittsburgh Systems, Inc.                             700             7,700
Rhythms Net Connections Inc*                             1,500             1,688
TALK.Com, Inc.*                                          1,500             2,155
Teligent, Inc.*                                            600             1,162
Terremark Worldwide, Inc.                                2,900             2,175
Viatel, Inc.*                                            1,000             3,718
                                                                     -----------
                                                                          94,513
                                                                     -----------
STEEL -- 0.7%
--------------------------------------------------------------------------------
AK Steel Holding Corp.                                   1,500            13,125
Bethlehem Steel Corp                                     2,900             5,075
Carpenter Technology Corp                                  300            10,500
Cleveland-Cliffs Inc                                       400             8,625
Lone Star Technologies, Inc.*                              400            15,400
Quanex Corp                                                500            10,062
Reliance Steel & Aluminum Co                               308             7,622
Steel Dynamics, Inc.*                                      900             9,900
Worthington Industries, Inc.                             1,200             9,674
                                                                     -----------
                                                                          89,983
                                                                     -----------
TELECOMMUNICATIONS EQUIPMENT -- 0.9%
--------------------------------------------------------------------------------
Adaptive Broadband Corp                                    700             4,288
Allen Telecom Inc.                                         600            10,763
Brooktrout Inc*                                            300             2,840
Carrier Access Corp*                                       200             1,800
C-COR.net Corp*                                            600             5,830
Celeritek, Inc.*                                           200             7,625
DDi Corp*                                                  198             5,395
Glenayre Technologies, Inc.                              1,200             4,237
InterDigital Communications Corp*                          900             4,865
InterVoice-Brite, Inc.*                                    700             5,075
Metricom, Inc.*                                            400             4,025
Natural Microsystems Corp*                                 500             4,937

CITI SMALL CAP INDEX FUND
PORTFOLIO OF INVESTMENTS                                       December 31, 2000

ISSUER                                                   SHARES         VALUE
--------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT -- CONT'D
--------------------------------------------------------------------------------
Netro Corp*                                                500      $     3,469
Osicom Technologies, Inc.*                                 200            3,210
P-Com, Inc.*                                             1,600            4,900
Plantronics, Inc.*                                         800           37,600
Tollgrade Communications, Inc.*                            200            7,300
ViaSat, Inc.*                                              400            5,250
Westell Technologies, Inc.*                                500            1,530
World Access, Inc.*                                      1,400            3,368
                                                                    -----------
                                                                        128,307
                                                                    -----------
TEXTILES -- 0.2%
--------------------------------------------------------------------------------
Springs Industries, Inc.                                   202            6,552
Unifi, Inc.*                                             1,100            9,830
Wellman, Inc.                                              800           11,300
                                                                    -----------
                                                                         27,682
                                                                    -----------
TOBACCO -- 0.2%
--------------------------------------------------------------------------------
Universal Corp                                             600           21,000
--------------------------------------------------------------------------------
TOOLS & HARDWARE -- 0.4%
--------------------------------------------------------------------------------
Briggs & Stratton Corp                                     400           17,750
Metromedia International Group, Inc.*                    2,300            5,980
Snap-On Inc                                                900           25,088
The Toro Co                                                177            6,492
                                                                    -----------
                                                                         55,310
                                                                    -----------
TRUCKING -- 0.8%
--------------------------------------------------------------------------------
American Freightways Corp                                   10              278
Arnold Industries, Inc.                                    600           10,800
CNF Inc                                                    800           27,050
Forward Air Corp*                                          300           11,193
Landstar System, Inc.*                                     136            7,540
Swift Transportation Inc*                                  800           15,850
USFreightways Corp                                         500           15,038
Werner Enterprises, Inc.                                   434            7,377
Yellow Corp*                                               700           14,251
                                                                    -----------
                                                                        109,377
                                                                    -----------
TRUCKS/CONSTRUCTION/FARM MACHINERY -- 0.8%
--------------------------------------------------------------------------------
AGCO Corp                                                1,200           14,550
Cummins Engine Co                                          700           26,556
JLG Industries, Inc.                                       900            9,563
Oshkosh Truck Corp                                         300           13,200
Stewart & Stevenson Services, Inc.                         700           15,892
Terex Corp                                                 600            9,712
The Manitowoc Company, Inc.                                500           14,500
Wabash National Corp                                       900            7,762
                                                                    -----------
                                                                        111,735
                                                                    -----------
WATER UTILITIES -- 0.2%
--------------------------------------------------------------------------------
American States Water Co                                   153            5,642
California Water Service Group                             400           10,800
Philadelphia Suburban Corp                                 625           15,312
                                                                    -----------
                                                                         31,754
                                                                    -----------
WHOLESALE DISTRIBUTORS -- 0.4%
--------------------------------------------------------------------------------
Applied Industrial Technologies, Inc.                      312            6,415
Fisher Scientific International Inc                        618           22,789
Hughes Supply, Inc.                                        500            8,970
SCP Pool Corp*                                             300            9,018
United Stationers Inc                                      500           12,000
                                                                    -----------
                                                                         59,192
                                                                    -----------
WIRELESS TELECOMMUNICATIONS -- 0.5%
--------------------------------------------------------------------------------
AirGate PCS, Inc.                                          200            7,100
Leap Wireless International, Inc.*                         400           10,000
Metrocall, Inc.*                                         1,500              703
Motient Corp*                                              800            3,200
Price Communications Corp*                               1,000           16,813
Rural Celluar Corp*                                        200            5,925
SBA Communications Corp*                                   400           16,425
WebLink Wireless, Inc.*                                  1,100            3,780
                                                                    -----------
                                                                         63,946
                                                                    -----------
TOTAL COMMON STOCKS
  (Identified Cost $14,870,850)                                      13,568,144
                                                                    -----------

SHORT-TERM OBLIGATION AT AMORTIZED COST -- 0.5%
--------------------------------------------------------------------------------
Federated Prime Cash Obligation 6.50% due 1/02/01                        69,789
                                                                    -----------
TOTAL INVESTMENTS
   (Identified Cost $14,940,639)                         100.1%      13,637,933
OTHER ASSETS,
  LESS LIABILITIES                                        (0.1)         (11,431)
                                                         -----      -----------
NET ASSETS                                               100.0%     $13,626,502
                                                         =====      ===========

* Non-income producing security

See notes to financial statements

CITI SMALL CAP INDEX FUND
STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2000
================================================================================
ASSETS:
Investments, at value (Note 1A) (Identified Cost, $14,940,639)     $ 13,637,933
Cash                                                                     45,088
Receivable for investments sold                                          19,120
Dividends receivable                                                     16,849
Receivable for fund shares sold                                           2,035
Interest receivable                                                         300
Receivable from the Manager                                              96,033
--------------------------------------------------------------------------------
  Total assets                                                       13,817,358
--------------------------------------------------------------------------------
LIABILITIES:
Payable for shares of beneficial interest repurchased                    97,329
Payable for investments purchased                                        23,931
Accrued expenses and other liabilities                                   69,596
--------------------------------------------------------------------------------
  Total liabilities                                                     190,856
--------------------------------------------------------------------------------
NET ASSETS                                                         $ 13,626,502
================================================================================
NET ASSETS CONSIST OF:
Paid-in capital                                                    $ 14,938,489
Unrealized depreciation                                              (1,302,706)
Accumulated net realized loss on investments                            (36,660)
Undistributed net investment income                                      27,379
--------------------------------------------------------------------------------
  Total                                                            $ 13,626,502
================================================================================
COMPUTATION OF SMITH BARNEY SHARES:
Net Asset Value, offering price and redemption price per share
  ($294,110/32,105 shares outstanding)                                    $9.16
================================================================================
COMPUTATION OF CITI SHARES:
Net Asset Value, offering price and redemption price per share
  ($13,332,392/1,461,604 shares outstanding)                              $9.12
================================================================================

See notes to financial statements

CITI SMALL CAP INDEX FUND
STATEMENT OF OPERATIONS

FOR THE PERIOD SEPTEMBER 5, 2000 (COMMENCEMENT OF OPERATIONS) TO
DECEMBER 31, 2000
================================================================================
INVESTMENT INCOME  (Note 1B):
Dividend income
  (net of foreign withholding tax of $58)               $    73,379
Interest income                                              11,032
--------------------------------------------------------------------------------
                                                                    $    84,411
--------------------------------------------------------------------------------
EXPENSES:
Management fees (Note 2)                                     13,302
Distribution fee Smith Barney Shares (Note 3)                   114
Custody and fund accounting fees                             47,561
Legal fees                                                   23,280
Audit fees                                                   16,000
Shareholder reports                                          12,740
Transfer agent fees                                           7,584
Registration                                                  3,958
Trustees fees                                                 1,300
Other                                                         5,993
--------------------------------------------------------------------------------
  Total expenses                                            131,832
Less: expenses assumed by the Manager (Note 7)              (96,033)
Less: aggregate amount waived by the Manager (Note 2)       (11,085)
--------------------------------------------------------------------------------
  Net expenses                                                           24,714
--------------------------------------------------------------------------------
Net investment income                                                    59,697
--------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss from investment transactions              (36,660)
Unrealized depreciation                                  (1,302,706)
--------------------------------------------------------------------------------
  Net realized and unrealized loss on investments                    (1,339,366)
--------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                $(1,279,669)
================================================================================

See notes to financial statements

CITI SMALL CAP INDEX FUND
STATEMENT OF CHANGES IN NET ASSETS


                                                                 FOR THE PERIOD
                                                               SEPTEMBER 5, 2000
                                                                 (COMMENCEMENT
                                                               OF OPERATIONS) TO
                                                               DECEMBER 31, 2000
================================================================================
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income                                           $     59,697
Net realized loss                                                    (36,660)
Unrealized depreciation                                           (1,302,706)
--------------------------------------------------------------------------------
Net decrease in net assets
  resulting from operations                                       (1,279,669)
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income (Smith Barney shares)                             (838)
Net investment income (Citi shares)                                  (31,480)
--------------------------------------------------------------------------------
Decrease in net assets from
  distribution to shareholders                                       (32,318)
--------------------------------------------------------------------------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST (Note 6):
SMITH BARNEY SHARES*
Net proceeds from sale of shares                                     388,543
Net asset value of shares issued to
 shareholders from reinvestment
 of distributions                                                        397
Cost of shares repurchased                                           (97,329)
--------------------------------------------------------------------------------
  Total Smith Barney Shares                                          291,611
--------------------------------------------------------------------------------
CITI SHARES**
Net proceeds from sale of shares                                  15,000,444
Net asset value of shares issued to
  shareholders from reinvestment
  of dividends                                                        31,479
Cost of shares repurchased                                          (385,045)
--------------------------------------------------------------------------------
  Total Citi Shares                                               14,646,878
--------------------------------------------------------------------------------
Net increase in net assets
  from transactions in shares of
  beneficial interest                                             14,938,489
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS                                        13,626,502
--------------------------------------------------------------------------------
NET ASSETS:
Beginning of period                                                       --
--------------------------------------------------------------------------------
End of period (undistributed
  net investment income of $27,379)                             $ 13,626,502
================================================================================

 * September 11, 2000 (Commencement of Operations) to December 31, 2000.

** September 5, 2000 (Commencement of Operations) to December 31, 2000.

See notes to financial statements

CITI SMALL CAP INDEX FUND
FINANCIAL HIGHLIGHTS

                                                                  CITI SHARES
                                                               -----------------
                                                                 FOR THE PERIOD
                                                               SEPTEMBER 5, 2000
                                                                 (COMMENCEMENT
                                                               OF OPERATIONS) TO
                                                               DECEMBER 31, 2000

================================================================================
Net Asset Value, beginning of period                             $    10.00
--------------------------------------------------------------------------------
Income From Operations:
Net investment income                                                 0.040
Net realized and unrealized loss                                     (0.898)
--------------------------------------------------------------------------------
  Total from operations                                              (0.858)
--------------------------------------------------------------------------------
Less Distributions From:
Net investment loss                                                  (0.022)
Net realized gain                                                        --
--------------------------------------------------------------------------------
  Total distributions                                                (0.022)
--------------------------------------------------------------------------------
Net Asset Value, end of period                                   $     9.12
================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)                        $   13,332
Ratio of expenses to average net assets                                0.55%*
Ratio of net investment loss to average net assets                     1.35%*
Portfolio turnover                                                        9%
Total return                                                          (8.57)%**

Note: If Agents of the Fund had not voluntarily agreed to waive all of their fees for the period, and the Manager had not voluntarily assumed expenses, the net investment income per share and the ratios would have been as follows:

Net investment loss per share                                    $    (0.32)
RATIOS:
Expenses to average net assets                                         2.97%*
Net investment loss to average net assets                             (1.07)%*
================================================================================

 * Annualized

** Not Annualized

See notes to financial statements

CITI SMALL CAP INDEX FUND
NOTES TO FINANCIAL STATEMENTS


1. SIGNIFICANT ACCOUNTING POLICIES Citi Small Cap Index Fund (the "Fund") is a separate non-diversified series of CitiFunds Trust I (the "Trust"), a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Fund offers two classes of shares: the Smith Barney Shares, which commenced operations on September 11, 2000, and the Citi Shares, which commenced operations on September 5, 2000. The investment manager of the Fund is SSB Citi Fund Management LLC ("SSBC").

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     The significant accounting policies consistently followed by the Fund are in conformity with generally accepted accounting principles and are as follows:

     A. INVESTMENT SECURITY VALUATIONS Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sales prices. Unlisted securities or listed securities for which last sale prices are not available are valued at last quoted bid prices. Debt securities (other than short-term obligations maturing in sixty days or less), are valued on the basis of valuations furnished by pricing services approved by the Board of Trustees which take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, and other market data, without exclusive reliance on quoted prices or exchange or over-the-counter prices. Short-term obligations, maturity in sixty days or less, are valued at amortized cost, which constitues fair value as determined by the Trustees. Securities, if any, for which there are no such valuations or quotations are valued at fair value as determined in good faith by or under guidelines established by the Trustees.

     B. INCOME Interest income consists of interest accrued and discount earned, adjusted for amortization of premium or discount on long-term debt securities when required for U.S. federal income tax purposes. Dividend income is recorded on the ex-dividend date.

     C. FEDERAL TAXES The Fund's policy is to comply with the provisions of the Internal Revenue Code available to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investment transactions. Accordingly, no provision for federal income or excise tax is necessary. At December 31, 2000, the Fund, for federal income tax purposes, had a capital loss carryover of $17,590, which will expire on December 31, 2008. Such capital loss carryover will reduce the Fund's taxable income arising from future net realized gain on investment transactions, if any, to the extent permitted by the Internal Revenue code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax.

CITI SMALL CAP INDEX FUND
NOTES TO FINANCIAL STATEMENTS

     D. DISTRIBUTIONS The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains.

     E. EXPENSES The Fund bears all costs of its operations other than expenses specifically assumed by SSBC. Expenses incurred by the Trust with respect to any two or more funds or series are allocated in proportion to the average net assets of each fund, except when allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund.

     F. OTHER Investment transactions are accounted for on the date the investments are purchased or sold. Realized gains and losses are determined on the identified cost basis. Distributions to shareholders and shares issuable to shareholders electing to receive distributions in shares are recorded on the ex-dividend date.

2. MANAGEMENT FEES SSBC is a subsidiary of Citigroup Inc. ("Citigroup") and acts as investment manager to the Fund. The management fee is computed at an annual rate of 0.30% of the Fund's average daily net assets. SSBC has delegated the daily management of the Fund to State Street Bank and Trust Company, which will act as a subadviser through its State Street Global Advisors division. The management fees paid to SSBC amounted to $13,302, of which $11,085 was waived for the period ended December 31, 2000. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Manager, all of whom receive remuneration for their services to the Trust from the Manager or its affiliates.

3. DISTRIBUTION FEES Salomon Smith Barney Inc. acts as the Fund distributor. Salomon Smith Barney Inc. ("SSB"), is a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), as well as certain other broker-dealers, continues to sell Fund shares to the public as a member of the selling group.

     Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Fund's transfer agent and Boston Financial Data Services ("BFDS") acts as the Fund's sub-transfer agent. CFTC receives fees and asset-based fees that vary according to the account size and type of account. BFDS is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. For the period ended December 31, 2000, the Fund paid transfer agent fees of $7,584 to CFTC.

     Pursuant to a Distribution Plan, the Fund pays a service fee with respect to Smith Barney Shares shares calculated at an annual rate of 0.20% of the average daily net assets. The Service fee amounted to $114 for the period ended December 31, 2000.

CITI SMALL CAP INDEX FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

4. PURCHASE AND SALES OF INVESTMENTS  Purchases and sales of investments,  other
than   short-term   obligations,    aggregated   $16,211,368   and   $1,291,188,
respectively, for the year ended December 31, 2000.

5. FEDERAL INCOME TAX BASIS OF INVESTMENTS The cost and unrealized appreciation (depreciation) in value of the investment securities owned at December 31, 2000, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                     $ 14,941,446
================================================================================
Gross unrealized appreciation                                      $  1,632,594
Gross unrealized depreciation                                        (2,925,982)
--------------------------------------------------------------------------------
Net unrealized depreciation                                        $ (1,293,388)
================================================================================

6. SHARES OF BENEFICIAL INTEREST The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional Shares of Beneficial Interest (without par value). Transactions in shares of beneficial interest were as follows:

                                                               FOR THE PERIOD
                                                             SEPTEMBER 5, 2000
                                                               (COMMENCEMENT
                                                              OF OPERATIONS) TO
                                                             DECEMBER 31, 2000
================================================================================
SMITH BARNEY SHARES*
Shares sold                                                          42,445
Shares issued to shareholders from
  reinvestment of distributions                                          47
Shares repurchased                                                  (10,387)
--------------------------------------------------------------------------------
  Net increase                                                       32,105
================================================================================
CITI SHARES**
Shares sold                                                       1,500,049
Shares issued to shareholders from
  reinvestment of dividends                                           3,761
Shares repurchased                                                  (42,206)
--------------------------------------------------------------------------------
  Net increase                                                    1,461,604
================================================================================

** September 11, 2000 (Commencement of Operations) to December 31, 2000.

** September 5, 2000 (Commencement of Operations) to December 31, 2000.

7. ASSUMPTION OF EXPENSES SSBC has voluntarily agreed to pay a portion of the expenses of the Fund for the year ended December 31, 2000, which amounted to $96,033.

CITI SMALL CAP INDEX FUND
INDEPENDENT AUDITORS' REPORT

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
OF THE CITI SMALL CAP INDEX FUND

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Citi Small Cap Index Fund of CitiFunds Trust I as of December 31, 2000, the related statement of operations, changes in net assets and financial highlights for the period September 5, 2000 (Commencement of Operations) through December 31, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Citi Small Cap Index Fund as of December 31, 2000, the results of its operations, the changes in its net assets and financial highlights for the period September 5, 2000 through December 31, 2000, in conformity with accounting principles generally accepted in the United States of America.


                                                                   /s/  KPMG LLP



New York, New York
February 9, 2001

                      THIS PAGE INTENTIONALLY LEFT BLANK.

TRUSTEES AND OFFICERS
Elliot J. Berv
Donald M. Carlton
A. Benton Cocanougher
Mark T. Finn
Riley C. Gilley
Stephen Randolph Gross
Diana R. Harrington
Susan B. Kerley
Heath B. McLendon*, PRESIDENT
Alan G. Merten
C. Oscar Morong, Jr., CHAIRMAN
R. Richardson Pettit
Walter E. Robb, III
E. Kirby Warren

SECRETARY
Robert I. Frenkel*

TREASURER
Lewis E. Daidone*

* AFFILIATED PERSON OF INVESTMENT MANAGER

INVESTMENT MANAGER
SSB Citi Fund Management LLC

DISTRIBUTOR
Salomon Smith Barney Inc.

TRANSFER AGENT
Citi Fiduciary Trust Company
125 Broad Street, New York, NY 10004

SUB-TRANSFER AGENT AND CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

AUDITORS
KPMG LLP

This report is prepared for the information of shareholders of Citi Small Cap Index Fund. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus of Citi Small Cap Index Fund.

(C) 2001 Citicorp   [RECYCLE LOGO] Printed on recycled paper        FD02215 2/01

ANNUAL REPORT

DECEMBER 31, 2000

CITI U.S. 1000
     INDEX SHARES
     A CLASS OF SHARES OF CITI U.S. 1000 INDEX FUND

   --------------------------------------------------------------------------
   INVESTMENT PRODUCTS: NOT FDIC INSURED o NO BANK GUARANTEE o MAY LOSE VALUE
   --------------------------------------------------------------------------

TABLE OF CONTENTS


Letter to Our Shareholders                                                     1
--------------------------------------------------------------------------------
Portfolio Environment and Outlook                                              2
--------------------------------------------------------------------------------
Fund Facts                                                                     4
--------------------------------------------------------------------------------
Fund Performance                                                               5
--------------------------------------------------------------------------------
Portfolio Highlights                                                           6
--------------------------------------------------------------------------------
Portfolio of Investments                                                       7
--------------------------------------------------------------------------------
Statement of Assets and Liabilities                                           20
--------------------------------------------------------------------------------
Statement of Operations                                                       21
--------------------------------------------------------------------------------
Statement of Changes in Net Assets                                            22
--------------------------------------------------------------------------------
Financial Highlights                                                          23
--------------------------------------------------------------------------------
Notes to Financial Statements                                                 24
--------------------------------------------------------------------------------
Independent Auditors' Report                                                  27
--------------------------------------------------------------------------------

LETTER TO OUR SHAREHOLDERS

[PHOTO OMITTED]


Dear Shareholder:

     We are pleased to present the annual report for the Citi(SM) U.S. 1000 Index Fund (the "Fund") for the period ended December 31, 2000. In this report, we summarize the economic and market conditions that prevailed during 2000. A detailed summary of the Fund's performance and holdings as of December 31, 2000 can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

     The Fund seeks to provide investment results that, before fees and expenses, correspond to the performance of the Russell 1000(R) Index. The Russell 1000 Index measures the performance of the 1,000 largest U.S. public companies based on total market capitalization.

     Thank you for your investment in the Citi U.S. 1000 Index Shares, a class of shares of the Citi U.S. 1000 Index Fund.

Sincerely,


/s/ Heath B. McLendon



Heath B. McLendon
President
January 5, 2001

Citi is a service mark of Citicorp.

PORTFOLIO ENVIRONMENT AND OUTLOOK

     For the period from inception on September 5, 2000 through December 31, 2000, CitiIndex Shares produced a total return of negative 12.41%. In comparison, the Russell 1000 Index (The "Index") returned negative 12.81% over the same period. While the Fund outperformed the Index during this period, we want to point out that this is unusual. Over the long term, the Fund aims to achieve returns that replicate those of the Index. However, since the Fund has fees and expenses which the Index does not the Fund's performance may slightly lag that of the Index. Investors in index funds such as this Fund should remember that the performance of the Fund is intended to correspond to the performance of its Index in good and bad markets over the short and long term.

     TO A LARGE DEGREE, THE PERFORMANCE OF THE RUSSELL 1000 INDEX OVER THE PAST YEAR REFLECTED BROADER TRENDS IN THE U.S. ECONOMY. When the U.S. economy was growing robustly during the first half of 2000, the stock market also generally grew. The market leaders early in this period were the growth(1) stocks that many investors expected would benefit much from a strong economy. However, the Federal Reserve Board (the "Fed") moved toward a more restrictive monetary policy during the first six months of 2000, raising short-term interest rates three times for a total increase of 1%, in an effort to constrain economic growth and forestall long-dormant inflationary pressures.

     THE FED'S MONETARY POLICIES APPARENTLY WERE EFFECTIVE, BECAUSE THE SECOND HALF OF 2000 SAW AN ECONOMIC SLOWDOWN IN THE U.S. With these slowing economic conditions, many investors sold growth stocks amid growing concerns that a slower U.S. economy might adversely affect corporate earnings. Investor sentiment shifted instead to long-neglected value(2) stocks that some believed were selling at more reasonable prices relative to their earnings.

     THESE SHIFTS IN ECONOMIC  GROWTH,  MONETARY  POLICY AND INVESTOR  SENTIMENT
MADE 2000 A HIGHLY VOLATILE YEAR FOR THE U.S. STOCK MARKET, INCLUDING THE LARGE-CAPITALIZATION AND MID-CAPITALIZATION STOCKS THAT COMPRISE THE INDEX. In fact, performance was widely divergent between the top 500 stocks (large capitalization stocks) and bottom 500 stocks (mid capitalization stocks) in the Index, with mid-cap stocks providing better overall returns. Some suspect that many investors, in their search for share price appreciation, turned away from the largest, best-known and most highly-valued companies and toward smaller, lesser-known companies.

     PERHAPS ONE OF THE MOST NOTABLE STOCK MARKET TRENDS OF 2000 WAS THE SHARP DECLINE IN STOCK PRICES AMONG TECHNOLOGY AND TELECOMMUNICATIONS COMPANIES THAT WERE PREVIOUSLY STOCK MARKET LEADERS. After five years of producing annualized gains of more than 20%, the technology-laden Nasdaq Composite Index (which shares some components with the Russell 1000 Index) fell nearly 50% between its March 2000 high and its December 2000 low. Many analysts attribute the


(1)  Growth   stocks   are  shares  of   companies   with  the   potential   for
     faster-than-average growth within their industries.

(2) Value stocks are shares of companies that are considered to be inexpensive relative to their asset values or earning power.

technology industry group's weakness to unrestrained investor enthusiasm for companies that they believed would prosper in the "New Economy."(3)

     During 1999, many investors bid up the prices of such stocks to extremely high valuations and some investment professionals thought this was a speculative bubble just waiting to burst. Among the beneficiaries of this early investor enthusiasm for technology were many Internet-related companies that had yet to earn profits, but were the subject of popular speculation that they might one day become industry leaders.

     THE ENTHUSIASM FOR TECHNOLOGY STOCKS CONTINUED INTO THE FIRST QUARTER OF 2000, WHILE OTHER AREAS OF THE STOCK MARKET LANGUISHED. For example, some value-oriented industry groups, such as healthcare, energy and consumer stocks, generally declined in January, February and the first half of March 2000 because of a general lack of investor interest.

     By the end of the first quarter, rising short-term interest rates had put pressure on corporate profitability. This led to a series of earnings disappointments by companies in a range of industries that continued throughout the year. This new environment of slower growth hit the technology sector particularly hard. Investors who had given little scrutiny to such "old school" fundamentals as price to earnings ratios suddenly became concerned that technology stock valuations had risen too far, too fast. Investors were quick to sell what they deemed to be overvalued technology stocks, which fell sharply in April 2000.

     When it later appeared that the U.S. economy was slowing and inflation was likely to remain subdued, some investors shifted assets to stocks that tend to do well in a slower growth economy, including financial services companies and healthcare providers. In addition, investors favored energy stocks because of the positive effects on corporate earnings from rising crude oil prices.

     DESPITE A SUMMER RALLY,  TECHNOLOGY  STOCKS AGAIN  DECLINED IN NOVEMBER AND
DECEMBER  2000,   TRIGGERING  A  "FLIGHT  TO  QUALITY"  THAT  BENEFITED   MAINLY
HIGH-QUALITY BONDS AND RELATIVELY DEFENSIVE, VALUE-ORIENTED STOCKS. Indeed, by the end of December 2000, some beaten-down technology stocks had reached valuations that made them attractive to some value-oriented investors. On the other hand, such as traditional value-oriented sectors continued to attract more capital, benefiting consumer and healthcare stocks. Financial shares ended the year on a particularly strong note when the Fed hinted that it might cut rates in 2001.


(3)  The  New   Economy   represents   those   companies   in  the   technology,
     telecommunications, and Internet sectors.

FUND FACTS

FUND OBJECTIVE
The Fund's goal is to provide investment results that, before fees and expenses, correspond to the performance of the Russell 1000 Index.

INVESTMENT MANAGER                             DIVIDENDS
SSB Citi Fund Management LLC                   Paid semi-annually, if any

SUBADVISER                                     CAPITAL GAINS
State Street Bank                              Distributed annually, if any
and Trust Company
Through its State Street
Global Advisor division

NET ASSETS AS OF 12/31/00                      INDEX
Citi Shares                                    o  Russell 1000 Index
$12.8 million

FUND PERFORMANCE
TOTAL RETURNS

                                                                      SINCE
                                                                      9/5/00
ALL PERIODS ENDED DECEMBER 31, 2000                                 (INCEPTION)*
--------------------------------------------------------------------------------
Citi Shares                                                           (12.41)%
Russell 1000 Index                                                    (12.81)%

* Not Annualized


GROWTH OF $10,000 INVESTED IN THE CITI SHARES VS RUSSELL 1000 INDEX SEPTEMBER 5, 2000 (COMMENCEMENT OF OPERATIONS) - DECEMBER 31, 2000.

        [The table below represents a line chart in the printed piece.]

                Russell 1000
                   Index           Citi Shares
                   -----           -----------
9/5/00             10000              10000
9/30/00            9599               9610
10/31/00           9483               9480
11/30/00           8615               8680
12/31/00           8719               8759


A $10,000 investment in the Citi Shares class of the Fund made on inception date would have been $8,759 (as of 12/31/00). The graph shows how the performance of the Citi Shares compares to its benchmark, the Index, over the same period.


The graph assumes all dividends and distributions are reinvested at Net Asset Value. Note: All Fund performance numbers represent past performance and are no guarantee of future results. The Fund's share price and investment return will fluctuate, so that the value of an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns include change in share price and reinvestment of dividends and distributions, if any. Total return figures are provided in accordance with SEC guidelines for comparative purposes for prospective investors and reflect certain voluntary fee waivers which may be terminated at any time. If the waivers were not in place, the Fund's returns would have been lower. Investors may not invest directly in an index.

The Russell 1000(R) Index is a trademark/service mark of the Frank Russell Company. Russell(TM) is a trademark of the Frank Russell Company. The Fund is not sponsored, endorsed, sold or promoted by the sponsor of the Index, and the sponsor of the Index is not in any way affiliated with the Fund. The sponsor of the Index makes no representation or warranty, implied or express, regarding the advisability of investing in the Fund.

PORTFOLIO HIGHLIGHTS
================================================================================


TOP TEN EQUITY HOLDINGS AS OF DECEMBER 31, 2000
COMPANY, INDUSTRY                                                % OF NET ASSETS
--------------------------------------------------------------------------------
General Electric Co., Industrial Conglomerates                             3.97%
--------------------------------------------------------------------------------
Exxon Mobil Corp., Integrated Oil                                          2.52%
--------------------------------------------------------------------------------
Pfizer Inc., Pharmaceuticals: Major                                        2.43%
--------------------------------------------------------------------------------
Cisco Systems Inc., Computer Communications                                2.29%
--------------------------------------------------------------------------------
Citigroup Inc., Financial Conglomerates                                    2.14%
--------------------------------------------------------------------------------
Merck & Co. Inc., Pharmaceuticals: Major                                   1.80%
--------------------------------------------------------------------------------
Intel Corp., Semiconductors                                                1.68%
--------------------------------------------------------------------------------
American International Group Inc., Multi-Line Insurance                    1.65%
--------------------------------------------------------------------------------
Microsoft Corp., Packaged Software                                         1.44%
--------------------------------------------------------------------------------
SBC Communications Inc., Major Telecommunications                          1.35%
--------------------------------------------------------------------------------

CITI U.S. 1000 INDEX FUND


PORTFOLIO OF INVESTMENTS            December 31, 2000






ISSUER                                                   SHARES         VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 99.6%
--------------------------------------------------------------------------------
ADVERTISING/MARKETING SERVICES -- 0.4%
--------------------------------------------------------------------------------
Catalina Marketing Corp*                                    49       $     1,908
DoubleClick Inc*                                           100             1,100
Dun & Bradstreet Corp*                                      88             2,277
Getty Images Inc*                                           40             1,280
Interpublic Group of Companies Inc                         335            14,258
Lamar Advertising Co*                                       52             2,007
Omnicom Group Inc                                          200            16,575
TMP Worldwide Inc*                                          66             3,630
True North Communications Inc                               51             2,167
Valassis Communications Inc                                100             3,156
                                                                     -----------
                                                                          48,358
                                                                     -----------
AEROSPACE & DEFENSE -- 1.2%
--------------------------------------------------------------------------------
Boeing Co                                                  966            63,756
General Dynamics Corp                                      168            13,104
General Motors Corp                                        583            29,697
Goodrich (B.F.) Co                                         100             3,637
L 3 Communications Holding Corp                             34             2,618
Litton Industries Inc                                       36             2,833
Lockheed Martin Corp                                       400            13,580
Northrop Grumman Corp                                       73             6,059
Raytheon Co-Class B                                        400            12,425
Textron Inc                                                130             6,045
Titan Corp*                                                100             1,625
                                                                     -----------
                                                                         155,379
                                                                     -----------
AGRICULTURAL COMMODITIES/MILLING -- 0.1%
--------------------------------------------------------------------------------
Archer-Daniels-Midland Co                                  700            10,500
                                                                     -----------
AIR FREIGHT/COURIERS -- 0.2%
--------------------------------------------------------------------------------
C.H. Robinson Worldwide Inc                                 92             2,892
Expeditores International Washington Inc                    49             2,631
FedEx Corp*                                                300            11,988
United Parcel Service Inc                                  100             5,881
                                                                     -----------
                                                                          23,392
                                                                     -----------
AIRLINES -- 0.3%
--------------------------------------------------------------------------------
AMR Corp                                                   200             7,838
Continental  Airlines Inc*                                  38             1,962
Delta Air Lines Inc                                        134             6,725
Southwest Airlines Co                                      546            18,307
UAL Corp                                                   100             3,894
US Airways Group Inc                                       100             4,056
                                                                     -----------
                                                                          42,782
                                                                     -----------
ALTERNATIVE POWER GENERATION -- 0.2%
--------------------------------------------------------------------------------
AES Corp                                                   338            18,717
Calpine Corp*                                              285            12,843
                                                                     -----------
                                                                          31,560
                                                                     -----------
ALUMINUM -- 0.2%
--------------------------------------------------------------------------------
Alcoa Inc                                                  941            31,524
                                                                     -----------
APPAREL/FOOTWEAR -- 0.2%
--------------------------------------------------------------------------------
Cintas Corp                                                129             6,861
Jones Apparel Group Inc*                                   100             3,219
Liz Claiborne Inc                                           53             2,206
NIKE Inc                                                   100             5,581
VF Corp                                                    100             3,624
                                                                     -----------
                                                                          21,491
                                                                     -----------
APPAREL/FOOTWEAR RETAIL -- 0.3%
--------------------------------------------------------------------------------
Gap Inc                                                    600            15,300
Intimate Brands Inc                                        100             1,500
Limited Inc                                                300             5,119
Nordstrom Inc                                              100             1,819
Ross Stores Inc                                            100             1,687
TJX Companies Inc                                          300             8,325
                                                                     -----------
                                                                          33,750
                                                                     -----------
AUTO PARTS: OEM -- 0.2%
--------------------------------------------------------------------------------
Autoliv Inc                                                100             1,594
Dana Corp                                                  200             3,062
Delphi Automotive System                                   600             6,750
Eaton Corp                                                  72             5,413
Gentex Corp*                                               100             1,862
Johnson Controls Inc                                       100             5,200
TRW Inc                                                    100             3,875
Visteon Corp                                               100             1,150
                                                                     -----------
                                                                          28,906
                                                                     -----------
AUTOMOTIVE AFTERMARKET -- 0.1%
--------------------------------------------------------------------------------
Goodyear Tire & Rubber Co                                  200             4,598
SPX Corp                                                    34             3,678
                                                                     -----------
                                                                           8,276
                                                                     -----------
BEVERAGES: ALCOHOLIC -- 0.4%
--------------------------------------------------------------------------------
Anheuser-Busch Cos Inc                                     981            44,636
Brown-Forman Corp -- Cl B                                   48             3,192
                                                                     -----------
                                                                          47,828
                                                                     -----------
BEVERAGES: NON-ALCOHOLIC -- 1.7%
--------------------------------------------------------------------------------
Coca-Cola Co                                             2,179           132,783
Coca-Cola Enterprises Inc                                  300             5,700
Pepsi Bottling Group Inc                                   100             3,994

CITI U.S 1000 INDEX FUND
PORTFOLIO OF INVESTMENTS (Continued)                           December 31, 2000

ISSUER                                                   SHARES         VALUE
--------------------------------------------------------------------------------
BEVERAGES: NON-ALCOHOLIC -- CONT'D
--------------------------------------------------------------------------------
PepsiCo Inc                                              1,570       $    77,813
Whitman Corp*                                              100             1,637
                                                                     -----------
                                                                         221,927
                                                                     -----------
BIOTECHNOLOGY -- 1.8%
--------------------------------------------------------------------------------
Abgenix Inc*                                                68             4,016
Affymetrix Inc*                                             42             3,126
Alkermes Inc*                                              100             3,138
Amgen Inc*                                               1,118            71,482
Applera Corp-Applied Biosystems                            228            21,446
Biogen Inc*                                                151             9,069
Celgene Corp*                                              100             3,250
Cephalon Inc*                                               44             2,786
Chiron Corp*                                               100             4,450
COR Therapeutics Inc*                                       50             1,759
Genentech Inc*                                             235            19,153
Genzyme Corp*                                              100             8,994
Gilead Sciences Inc*                                        48             3,981
Human Genome Sciences Inc*                                 131             9,080
ICOS Corporation*                                           45             2,337
IDEC Pharmaceuticals Corp                                   35             6,635
ImClone Systems Inc*                                       100             4,400
Immunex Corp*                                              253            10,278
Incyte Genomics Inc*                                       100             2,487
Medarex Inc*                                               100             4,075
MedImmune Inc*                                             229            10,920
Millennium Pharmaceuticals*                                200            12,375
Protein Design Labs Inc*                                    47             4,083
Techne Corp*                                                45             1,623
Vertex Pharmaceuticals Inc*                                 60             4,290
                                                                     -----------
                                                                         229,233
                                                                     -----------
BROADCASTING -- 0.4%
--------------------------------------------------------------------------------
Chris-Craft Industries Inc*                                 18             1,197
Clear Channel Communications*                              523            25,333
Hispanic Broadcasting Corp*                                100             2,550
Infinity Broadcasting Corp--Cl A*                          340             9,499
Radio One Inc--Cl A*                                       100             1,069
Univision Communications Inc*                              200             8,187
USA Networks Inc*                                          100             1,944
Westwood One Inc                                           100             1,931
                                                                     -----------
                                                                          51,710
                                                                     -----------
BUILDING PRODUCTS -- 0.1%
--------------------------------------------------------------------------------
American Standard Co Inc*                                  100             4,931
Masco Corp                                                 500            12,844
                                                                     -----------
                                                                          17,775
                                                                     -----------
CABLE/SATELLITE TV -- 0.8%
--------------------------------------------------------------------------------
Adelphia Communications Corp--Cl A*                        100             5,163
AT&T Corp-Liberty Media*                                 2,805            38,043
Cablevision Systems Corp--Cl A*                            100             8,494
Charter Communications Inc--Cl A*                          100             2,269
Comcast Corp*                                              973            40,623
Cox Communications Inc-Cl A*                               147             6,845
Echostar Communications Corp*                              100             2,275
UnitedGlobalCom Inc--Cl A*                                 100             1,362
                                                                     -----------
                                                                         105,074
                                                                     -----------
CASINOS/GAMING -- 0.1%
--------------------------------------------------------------------------------
Harrah's Entertainment Inc*                                100             2,638
Mandalay Resort Group*                                     100             2,194
MGM Mirage Inc                                             100             2,819
Park Place Entertainment Corp*                             300             3,581
                                                                     -----------
                                                                          11,232
                                                                     -----------
CATALOG/SPECIALTY DISTRIBUTION -- 0.0%
--------------------------------------------------------------------------------
CDW Computer Centers Inc*                                   51             1,422
                                                                     -----------
CHEMICALS: AGRICULTURAL -- 0.0%
--------------------------------------------------------------------------------
IMC Global Inc                                             100             1,556
                                                                     -----------
CHEMICALS: MAJOR DIVERSIFIED -- 0.7%
--------------------------------------------------------------------------------
Dow Chemical Co                                            738            27,029
Du Pont (E.I.) De Nemours & Co                           1,048            50,632
Eastman Chemical Co                                        100             4,875
Hercules Inc                                               100             1,906
Rohm and Haas Co                                           100             3,631
Union Carbide Corp                                         131             7,049
                                                                     -----------
                                                                          95,122
                                                                     -----------
CHEMICALS: SPECIALTY -- 0.2%
--------------------------------------------------------------------------------
Air Products & Chemicals Inc                               249            10,209
Cabot Corp                                                 100             2,638
Engelhard Corp                                             100             2,037
FMC Corp                                                    27             1,936
Lyondell Chemical Co                                       100             1,531
Praxair Inc                                                200             8,875
Sigma-Aldrich                                              100             3,931
                                                                     -----------
                                                                          31,157
                                                                     -----------
COAL -- 0.0%
--------------------------------------------------------------------------------
Massey Energy Company                                      100             1,275
                                                                     -----------

CITI U.S. 1000 INDEX FUND
PORTFOLIO OF INVESTMENTS                                       December 31, 2000


ISSUER                                                   SHARES         VALUE
--------------------------------------------------------------------------------
COMMERCIAL PRINTING/FORMS -- 0.1%
--------------------------------------------------------------------------------
Deluxe Corp                                                100       $     2,527
Donnelley (R.R.) & Sons Co                                 100             2,700
                                                                     -----------
                                                                           5,227
                                                                     -----------
COMPUTER COMMUNICATIONS -- 2.9%
--------------------------------------------------------------------------------
3Com Corp                                                  400             3,400
Adaptec Inc*                                               100             1,025
Avaya Inc*                                                 303             3,125
Brocade Communications Systems Inc*                        240            22,035
Cabletron Systems Inc*                                     200             3,013
Cisco Systems Inc*                                       7,790           297,967
Emulex Corp*                                                74             5,915
Extreme Networks Inc*                                       49             1,917
Finisar Corp*                                              100             2,900
Foundry Networks Inc*                                      100             1,500
Juniper Networks Inc*                                      224            28,238
Redback Networks Inc*                                      116             4,756
                                                                     -----------
                                                                         375,791
                                                                     -----------
COMPUTER PERIPHERALS -- 1.6%
--------------------------------------------------------------------------------
Eletronics For Imaging Inc*                                100             1,394
EMC Corp                                                 2,371           157,672
Jack Henry & Associates Inc                                 33             2,050
Lexmark International Inc*                                 141             6,248
Network Appliance Inc*                                     344            22,081
QLogic Corp*                                               100             7,700
Quantum Corp-DLT & Storage*                                200             2,662
Symbol Technologies Inc                                    159             5,724
                                                                     -----------
                                                                         205,531
                                                                     -----------
COMPUTER PROCESSING HARDWARE -- 3.2%
--------------------------------------------------------------------------------
Apple Computer Inc                                         400             5,950
Compaq Computer Corp                                     1,800            27,090
Dell Computer Corp*                                      2,393            41,728
Gateway Inc*                                               200             3,598
Hewlett-Packard Co                                       1,798            56,749
International Business Machines Corp                     1,908           162,180
NCR Corp *                                                 100             4,912
Palm Inc*                                                  600            16,987
Sun Microsystems Inc*                                    3,500            97,562
                                                                     -----------
                                                                         416,756
                                                                     -----------
CONSTRUCTION MATERIALS -- 0.1%
--------------------------------------------------------------------------------
Martin Marietta Materials Inc                               48             2,030
Vulcan Materials Co                                        100             4,787
                                                                     -----------
                                                                           6,817
                                                                     -----------
CONTAINERS/PACKAGING -- 0.1%
--------------------------------------------------------------------------------
Bemis Co Inc                                               100             3,356
Crown Cork & Seal Co Inc                                   100               744
Owens-Illinois Inc*                                        200             1,137
Sealed Air Corp*                                           100             3,050
Smurfit-Stone Container Corp*                              100             1,494
Sonoco Products Co                                         100             2,162
Temple-Inland Inc                                           46             2,467
                                                                     -----------
                                                                          14,410
                                                                     -----------
CONTRACT DRILLING -- 0.4%
--------------------------------------------------------------------------------
Diamond Offshore Drilling Inc                              100             4,000
ENSCO International Inc                                    200             6,813
Global Marine Inc                                          200             5,675
Helmerich & Payne Inc                                      100             4,388
Marine Drilling Cos Inc*                                   100             2,675
Nabors Industries Inc*                                     143             8,458
Noble Drilling Corp*                                       146             6,342
Pride International Inc*                                   100             2,462
R&B Falcon Corp*                                           200             4,588
Rowan Companies Inc                                        100             2,700
                                                                     -----------
                                                                          48,101
                                                                     -----------
DATA PROCESSING SERVICES -- 0.8%
--------------------------------------------------------------------------------
Acxiom Corp*                                               100             3,894
Affiliated Computer Services Inc*                           39             2,367
Automatic Data Processing Inc                              686            43,432
Bisys Group Inc*                                            62             3,232
Ceridian Corp                                              100             1,994
CSG Systems International Inc*                              54             2,535
DST Systems Inc*                                            75             5,025
First Data Corp                                            441            23,235
Fiserv Inc                                                 135             6,404
Paychex Inc                                                337            16,387
                                                                     -----------
                                                                         108,505
                                                                     -----------
DEPARTMENT STORES -- 0.4%
--------------------------------------------------------------------------------
Federated Dept Stores Inc*                                 200             7,000
J.C. Penney Company Inc                                    300             3,262
Kohl's Corp                                                326            19,886
May Department Stores Co                                   300             9,825
Saks Incorporated*                                         200             2,000
Sears Roebuck & Co                                         300            10,425
                                                                     -----------
                                                                          52,398
                                                                     -----------
DISCOUNT STORES -- 1.7%
--------------------------------------------------------------------------------
BJ's Wholesales Club Inc*                                  100             3,838
Consolidated Stores Corp*                                  100             1,063
Costco Wholesales Corp                                     500            19,969

CITI U.S 1000 INDEX FUND
PORTFOLIO OF INVESTMENTS (Continued)                           December 31, 2000


ISSUER                                                   SHARES         VALUE
--------------------------------------------------------------------------------
DISCOUNT STORES -- CONT'D
--------------------------------------------------------------------------------
Dollar General Corp                                        200       $     3,775
Dollar Tree Stores Inc*                                    100             2,450
Family Dollar Stores Inc                                   200             4,288
KMart Corp                                                 500             2,656
Target Corp                                                982            31,669
Wal-Mart Stores Inc                                      2,967           157,622
                                                                     -----------
                                                                         227,330
                                                                     -----------
DRUGSTORE CHAINS -- 0.6%
--------------------------------------------------------------------------------
CVS Corp                                                   426            25,533
Rite Aid Corp                                              400               950
Walgreen Co                                              1,102            46,077
                                                                     -----------
                                                                          72,560
                                                                     -----------
ELECTRIC UTILITIES -- 2.5%
--------------------------------------------------------------------------------
Allegheny Energy Inc                                       100             4,819
Alliant Energy Corp                                        100             3,188
Ameren Corp                                                149             6,900
American Electric Power Inc                                349            16,229
Cinergy Corp                                               200             7,025
CMS Energy Corp                                            100             3,169
Consolidated Edison Inc                                    200             7,700
Constellation Energy Group                                 153             6,895
Dominion Resources Inc                                     243            16,281
DPL Inc                                                    140             4,646
DQE Inc                                                    100             3,275
DTE Energy Co                                              146             5,685
Duke Energy Corp                                           400            34,100
Edison International                                       400             6,250
Energy East Corp                                           100             1,969
Entergy Corp                                               239            10,113
Exelon Corp                                                346            24,293
First Energy Corp                                          248             7,828
FPL Group Inc                                              200            14,350
GPU Inc                                                    100             3,681
IPALCO Enterprises Inc                                     100             2,419
Montana Power Co                                           100             2,075
Niagara Mohawk Holdings Inc                                200             3,337
NiSource Inc                                               219             6,734
Northeast Utilities                                        200             4,850
NSTAR                                                      100             4,287
PG&E Corporation                                           400             8,000
Pinnacle West Capital Corp                                 100             4,762
Potomac Electric Power Co                                  100             2,471
PPL Corporation                                            148             6,688
Progress Energy Inc                                        221            10,870
Public Service Enterprise Group                            233            11,330
Puget Energy Inc                                           100             2,781
Reliant Energy Inc                                         250            10,828
SCANA Corp                                                 100             2,956
Southern Co                                                700            23,275
TECO Energy Inc                                            100             3,237
TXU Corporation                                            300            13,294
UtiliCorp United Inc                                       100             3,100
Wisconsin Energy Corp                                      100             2,256
Xcel Energy Inc                                            400            11,625
                                                                     -----------
                                                                         329,571
                                                                     -----------
ELECTRICAL PRODUCTS -- 0.5%
--------------------------------------------------------------------------------
American Power Conversion
Corp*                                                      200             2,475
Cooper Industries Inc                                      100             4,594
Emerson Electric Co                                        464            36,569
Energizer Holdings Inc*                                    100             2,138
Hubbell Inc--Cl B                                          100             2,650
Jabil Circuit Inc*                                         100             2,537
Molex Inc                                                  143             5,077
Power-One Inc*                                              53             2,084
Thomas & Betts Corp                                        100             1,619
                                                                     -----------
                                                                          59,743
                                                                     -----------
ELECTRONIC COMPONENTS -- 0.4%
--------------------------------------------------------------------------------
Amphenol Corp--Cl A*                                        42             1,646
Cree Inc*                                                   66             2,345
KEMET Corp*                                                100             1,512
Kopin Corp                                                 100             1,106
NVIDIACorp*                                                 50             1,638
Rambus Inc *                                               100             3,613
SanDisk Corp*                                               53             1,471
Sanmina Corp*                                              156            11,953
Sawtek Inc*                                                 27             1,247
Solectron Corp*                                            600            20,340
Vishay Intertechnology Inc*                                100             1,512
                                                                     -----------
                                                                          48,383
                                                                     -----------
ELECTRONIC EQUIPMENT/INSTRUMENTS -- 0.8%
--------------------------------------------------------------------------------
Agilent Technologies Inc*                                  493            26,992
Diebold Inc                                                100             3,338
JDS Uniphase Corp*                                         856            35,685
Macrovision Corp*                                           39             2,887
Newport Corp                                                33             2,594
PerkinElmer Inc                                             50             5,250
Rockwell International Corp                                157             7,477
SCI Systems Inc*                                           200             5,275
Tektronix Inc                                               90             3,032
Waters Corporation*                                        141            11,773
Xerox Corp                                                 700             3,237
                                                                     -----------
                                                                         107,540
                                                                     -----------
ELECTRONIC PRODUCTION EQUIPMENT -- 0.5%
--------------------------------------------------------------------------------
Amkor Technology Inc*                                      100             1,552
Applied Materials Inc*                                     878            33,529
Credence Systems Corp*                                     100             2,300
KLA-Tencor Corp*                                           200             6,738
Lam Research Corp*                                         100             1,450
Novellus Systems Inc*                                      143             5,139

CITI U.S. 1000 INDEX FUND
PORTFOLIO OF INVESTMENTS                                       December 31, 2000


ISSUER                                                   SHARES         VALUE
--------------------------------------------------------------------------------
ELECTRONIC PRODUCTION EQUIPMENT -- CONT'D
--------------------------------------------------------------------------------
Synopsys Inc*                                               58       $     2,751
Teradyne Inc*                                              200             7,450
                                                                     -----------
                                                                          60,909
                                                                     -----------
ELECTRONICS DISTRIBUTORS -- 0.1%
--------------------------------------------------------------------------------
Arrow Electronics Inc                                      100             2,863
Avnet Inc                                                  100             2,150
Ingram Micro Inc--Cl A*                                    100             1,125
Safeguard Scientifics Inc*                                 100               662
Tech Data Corp*                                            100             2,705
                                                                     -----------
                                                                           9,505
                                                                     -----------
ELECTRONICS/APPLIANCE STORES -- 0.1%
--------------------------------------------------------------------------------
Best Buy Co Inc*                                           200             5,913
Circuit City Stores Inc                                    200             2,300
Radio Shack Corp                                           200             8,562
                                                                     -----------
                                                                          16,775
                                                                     -----------
ELECTRONICS/APPLIANCES -- 0.1%
--------------------------------------------------------------------------------
Dycom Industries Inc*                                       46             1,653
Fluor Corp*                                                100             3,306
Maytag Corp                                                100             3,231
Spectrasite Holdings Inc*                                  100             1,325
Whirlpool Corp                                             100             4,769
                                                                     -----------
                                                                          14,284
                                                                     -----------
ENVIRONMENTAL SERVICES -- 0.2%
--------------------------------------------------------------------------------
Allied Waste Industries Inc*                               200             2,913
Republic Services Inc*                                     200             3,437
Waste Management Inc                                       700            19,425
                                                                     -----------
                                                                          25,775
                                                                     -----------
FINANCE/RENTAL/LEASING -- 2.0%
--------------------------------------------------------------------------------
Capital One Financial Corp                                 200            13,162
CIT Group Inc--Cl A                                        200             4,025
Comdisco Inc                                               100             1,144
Countrywide Credit Industries Inc                          100             5,025
Fannie Mae                                               1,108            96,119
Freddie Mac                                                754            51,932
GATX Corp                                                   49             2,444
Household International Inc                                500            27,500
MBNA Corp                                                  800            29,550
Providian Financial Corp                                   292            16,790
                                                                     -----------
USA Education Inc                                          168            11,424
                                                                     -----------
                                                                         259,115
                                                                     -----------
FINANCIAL CONGLOMERATES -- 2.8%
--------------------------------------------------------------------------------
American Express Co                                      1,446            79,440
Citigroup Inc                                            5,466           279,108
Conseco Inc                                                300             3,956
John Hancock Financial Services                            100             3,763
                                                                     -----------
                                                                         366,267
                                                                     -----------
FINANCIAL PUBLISHING/SERVICES -- 0.3%
--------------------------------------------------------------------------------
Aether Systems Inc*                                         23               900
Equifax Inc                                                144             4,131
McGraw-Hill Companies Inc                                  200            11,725
Moody's Corp                                               200             5,138
SEI Investments Company                                     41             4,592
SunGard Data Systems Inc*                                  143             6,739
                                                                     -----------
                                                                          33,225
                                                                     -----------
FOOD DISTRIBUTORS -- 0.2%
--------------------------------------------------------------------------------
SUPERVALU INC                                              100             1,387
Sysco Corp                                                 728            21,840
                                                                     -----------
                                                                          23,227
                                                                     -----------
FOOD RETAIL -- 0.5%
--------------------------------------------------------------------------------
Albertson' s Inc                                           300             7,950
Delhaize America Inc                                       100             1,800
Kroger Co                                                  900            24,356
Safeway Inc*                                               500            31,250
Winn-Dixie Stores Inc                                      100             1,937
                                                                     -----------
                                                                          67,293
                                                                     -----------
FOOD: MAJOR DIVERSIFIED -- 0.7%
--------------------------------------------------------------------------------
Adolph Coors Co-Cl B                                        39             3,132
Campbell Soup Co                                           300            10,388
General Mills Inc                                          300            13,369
Heinz (H.J.) Co                                            354            16,793
Kellogg Co                                                 200             5,250
Quaker Oats Co                                             143            13,925
Ralston Purina Group                                       300             7,837
Sara Lee Corp                                              900            22,106
                                                                     -----------
                                                                          92,800
                                                                     -----------
FOOD: MEAT/FISH/DAIRY -- 0.2%
--------------------------------------------------------------------------------
ConAgra Foods Inc                                          600            15,600
Hormel Foods Corp                                          100             1,863
IBP Inc                                                    100             2,675
Tyson Foods Inc                                            100             1,275
                                                                     -----------
                                                                          21,413
                                                                     -----------
FOOD: SPECIALTY/CANDY -- 0.2%
--------------------------------------------------------------------------------
Flowers Industries Inc                                     100             1,575
Hershey Foods Corp                                         100             6,438
McCormick & Co Inc                                         100             3,606
Tootsie Roll Industries Inc                                 37             1,704
William Wrigley Jr. Co                                     100             9,581
                                                                     -----------
                                                                          22,904
                                                                     -----------

CITI U.S 1000 INDEX FUND
PORTFOLIO OF INVESTMENTS (Continued)                           December 31, 2000

ISSUER                                                   SHARES         VALUE
--------------------------------------------------------------------------------
FOREST PRODUCTS -- 0.2%
--------------------------------------------------------------------------------
Georgia-Pacific Corp                                       252       $     7,843
Plum Creek Timber Company Inc                              100             2,600
Weyerhaeuser Co                                            231            11,723
                                                                     -----------
                                                                          22,166
                                                                     -----------
GAS DISTRIBUTORS -- 0.2%
--------------------------------------------------------------------------------
Equitable Resources Inc                                     35             2,336
KeySpan Corp                                               146             6,187
Kinder Morgan Inc                                          100             5,219
MCN Energy Group Inc                                       100             2,769
National Fuel Gas Co                                        43             2,706
NICOR Inc                                                   50             2,159
Questar Corp                                               100             3,006
Sempra Energy                                              200             4,650
                                                                     -----------
                                                                          29,032
                                                                     -----------
HOME FURNISHINGS -- 0.1%
--------------------------------------------------------------------------------
Leggett & Platt Inc                                        200             3,787
Newell Rubbermaid Inc                                      300             6,825
Shaw Industries Inc                                        100             1,894
                                                                     -----------
                                                                          12,506
                                                                     -----------
HOME IMPROVEMENT CHAINS -- 1.0%
--------------------------------------------------------------------------------
Fastenal Co                                                 30             1,646
Home Depot Inc                                           2,518           115,041
Lowe's Companies                                           351            15,619
                                                                     -----------
                                                                         132,306
                                                                     -----------
HOSPITAL/NURSING MANAGEMENT -- 0.4%
--------------------------------------------------------------------------------
HCA-The Healthcare Co                                      578            25,438
Health Management Associates Inc*                          300             6,225
Tenet Healthcare Corp*                                     343            15,242
Universal Health Services--Cl B                             26             2,905
                                                                     -----------
                                                                          49,810
                                                                     -----------
HOTELS/RESORTS/CRUISELINES -- 0.2%
--------------------------------------------------------------------------------
Hilton Hotels Corp                                         400             4,200
Marriott International Inc                                 200             8,450
Starwood Hotels & Resorts Worldwide Inc                    200             7,050
                                                                     -----------
                                                                          19,700
                                                                     -----------
HOUSEHOLD/PERSONAL CARE -- 2.0%
--------------------------------------------------------------------------------
Avon Products Inc                                          243            11,634
Clorox Co                                                  241             8,556
Colgate-Palmolive Co                                       623            40,215
Estee Lauder Cos Inc-Cl A                                  100             4,381
Gillette Co                                              1,145            41,363
International Flavors & Fragrances                         100             2,031
Kimberly-Clark Corp                                        581            41,071
Procter & Gamble Co                                      1,418           111,224
                                                                     -----------
                                                                         260,475
                                                                     -----------
INDUSTRIAL CONGLOMERATES -- 5.0%
--------------------------------------------------------------------------------
General Electric Co                                     10,775           516,527
Honeywell International Inc                                867            41,020
Minnesota Minning & Manufacturing Co                       429            51,695
United Technologies Corp                                   476            37,425
                                                                     -----------
                                                                         646,667
                                                                     -----------
INDUSTRIAL MACHINERY -- 0.2%
--------------------------------------------------------------------------------
Illinois Tool Works Inc                                    251            14,950
Ingersoll-Rand Co                                          155             6,491
Parker-Hannifin Corp                                       100             4,412
                                                                     -----------
                                                                          25,853
                                                                     -----------
INDUSTRIAL SPECIALTIES -- 0.2%
--------------------------------------------------------------------------------
Ecolab Inc                                                 100             4,319
Millipore Corp                                              47             2,961
PPG Industries Inc                                         200             9,262
Sherwin-Williams Co                                        200             5,263
                                                                     -----------
                                                                          21,805
                                                                     -----------
INFORMATION TECHNOLOGY SERVICES -- 0.5%
--------------------------------------------------------------------------------
Citrix Systems Inc*                                        200             4,500
Computer Sciences Corp*                                    163             9,800
Electronic Data Systems Corp                               440            25,410
Infonet Services Corp*                                     100               500
Keane Inc                                                  100               975
marchFIRST Inc*                                            200               300
National Instruments Corp*                                  30             1,457
PeopleSoft Inc*                                            234             8,702
Reynolds & Reynolds-Cl A                                   100             2,025
RSA Security Inc*                                           41             2,168
Sapient Corpporation*                                      100             1,194
Unisys Corp                                                300             4,387
Wind River Systems Inc*                                    100             3,412
                                                                     -----------
                                                                          64,830
                                                                     -----------
INSURANCE BROKERS/SERVICES -- 0.4%
--------------------------------------------------------------------------------
Aon Corp                                                   249             8,528
ChoicePoint Inc*                                            44             2,885
Marsh & Mclennan Cos Inc                                   295            34,515
                                                                     -----------
                                                                          45,928
                                                                     -----------

CITI U.S. 1000 INDEX FUND
PORTFOLIO OF INVESTMENTS                                       December 31, 2000

ISSUER                                                   SHARES         VALUE
--------------------------------------------------------------------------------
INTEGRATED OIL -- 3.7%
--------------------------------------------------------------------------------
Amerada Hess Corp                                          100       $     7,306
Chevron Corp                                               698            58,937
Conoco Inc-Cl B                                            700            20,256
Exxon Mobil Corp                                         3,780           328,624
Murphy Oil Corp                                             49             2,961
Phillips Petroleum Co                                      232            13,195
Texaco Inc                                                 598            37,151
Unocal Corp                                                248             9,594
                                                                     -----------
                                                                         478,024
                                                                     -----------
INTERNET RETAIL -- 0.0%
--------------------------------------------------------------------------------
Amazon.Com Inc*                                            200             3,113
Webvan Group Inc*                                          200                94
                                                                     -----------
                                                                           3,207
                                                                     -----------
INTERNET SOFTWARE/SERVICES -- 0.8%
--------------------------------------------------------------------------------
Agile Software Corp*                                        27             1,333
Akamai Technologies Inc*                                    47               990
Ariba Inc*                                                 169             9,063
Art Technology Group Inc*                                  100             3,056
At Home Corp-Ser A*                                        200             1,106
BEA Systems Inc*                                           400            26,925
BroadVision Inc*                                           200             2,363
CMGI Inc*                                                  200             1,119
CNET Networks Inc*                                         100             1,598
Commerce One Inc*                                          200             5,062
Critical Path Inc*                                          50             1,538
Earthlink Inc*                                             100               503
Exodus Communications Inc*                                 500            10,000
InfoSpace Inc*                                             200             1,769
Inktomi Corp*                                              100             1,788
Internap Network Services Corp*                            100               725
Internet Capital Group Inc*                                200               656
Internet Security Systems Inc*                              29             2,275
Kana Communications Inc*                                   100             1,150
Liberate Technologies Inc*                                 100             1,362
Openwave Systems Inc*                                       75             3,595
Portal Software Inc*                                       100               784
PSINet Inc*                                                200               144
RealNetworks Inc*                                          100               869
S1 Corporation*                                            100               525
VeriSign Inc*                                              200            14,837
VerticalNet Inc*                                           100               666
Vignette Corporation*                                      200             3,600
Vitria Technology Inc*                                     100               775
WebMethods Inc*                                             15             1,334
Yahoo! Inc*                                                300             9,052
                                                                     -----------
                                                                         110,562
                                                                     -----------
INVESTMENT BANKS/BROKERS -- 2.0%
--------------------------------------------------------------------------------
Ameritrade Holding Corp--Cl A*                             100               700
Bear Stearns Cos Inc                                       100             5,069
Charles Schwab Corp                                      1,172            33,256
E.Piphany Inc*                                              72             3,883
Edwards (A.G.) Inc                                         100             4,744
Goldman Sachs Group Inc                                    200            21,387
Knight-Ridder Inc                                          100             5,688
Legg Mason Inc                                             100             5,450
Lehman Brothers Holdings Inc                               248            16,771
Merrill Lynch & Co                                         876            59,732
Morgan Stanley Dean Witter & Co                          1,239            98,191
                                                                     -----------
                                                                         254,871
                                                                     -----------

INVESTMENT MANAGERS -- 0.2%
--------------------------------------------------------------------------------
Federated Investers Inc--Cl B                              100             2,913
Franklin Resources Inc                                     200             7,620
Neuberger Berman Inc                                        41             3,324
Stilwell Financial Inc                                     242             9,544
T.Rowe Price Group Inc                                     100             4,227
Waddell & Reed Financial Inc                               100             3,762
                                                                     -----------
                                                                          31,390
                                                                     -----------

LIFE/HEALTH INSURANCE -- 0.7%
--------------------------------------------------------------------------------
AFLAC Inc                                                  289            20,862
American General Corp                                      273            22,250
Jefferson-Pilot Corp                                       100             7,475
Lincoln National Corp                                      200             9,463
MetLife Inc                                                300            10,500
MONY Group Inc                                              48             2,373
Protective Life Corp                                       100             3,225
Torchmark Corp                                             137             5,266
Unumprovident Corp                                         200             5,375
                                                                     -----------
                                                                          86,789
                                                                     -----------
MAJOR BANKS -- 4.9%
--------------------------------------------------------------------------------
Bank of America Corp                                     1,788            82,025
Bank of New York Inc                                       803            44,316
Bank One Corp                                            1,257            46,038
BB&T Corp                                                  400            14,925
Chase &Co                                                1,591            93,182
Comerica Inc                                               160             9,500
First Union Corp                                         1,065            29,620
FleetBoston Financial Corp                                 998            37,487
Huntington Bancshares                                      300             4,856
KeyCorp                                                    500            14,000
Mellon Financial Corp                                      531            26,119
National City Corp                                         622            17,882
PNC Financial Services Group                               300            21,919

CITI U.S 1000 INDEX FUND
PORTFOLIO OF INVESTMENTS (Continued)                           December 31, 2000


ISSUER                                                   SHARES         VALUE
--------------------------------------------------------------------------------
MAJOR BANKS -- CONT'D
--------------------------------------------------------------------------------
Popular Inc                                                148       $     3,894
SouthTrust Corp                                            200             8,138
State Street Corp                                          176            21,861
Summit Bancorp                                             200             7,637
SunTrust Banks Inc                                         263            16,569
U.S. Bancorp                                               800            23,350
UnionBanCal Corp                                           100             2,406
Wachovia Corp                                              200            11,625
Wells Fargo & Company                                    1,865           103,857
                                                                     -----------
                                                                         641,206
                                                                     -----------
MAJOR TELECOMMUNICATIONS -- 4.4%
--------------------------------------------------------------------------------
Alltel Corp                                                340            21,229
AT&T Corp                                                4,084            70,704
Bellsouth Corp                                           2,031            83,144
Broadwing Inc*                                             200             4,563
NTL Incorporated*                                          300             7,181
RCN Corporation*                                           100               631
SBC Communications Inc                                   3,681           175,768
Sprint Corp                                                724            14,706
Verizon Communications Inc                               2,958           148,270
WorldCom Inc*                                            3,131            44,030
                                                                     -----------
                                                                         570,226
                                                                     -----------
MANAGED HEALTH CARE -- 0.5%
--------------------------------------------------------------------------------
Aetna Inc*                                                 144             5,913
CIGNA Corp                                                 167            22,094
First Health Group Corp*                                    49             2,282
Oxford Health Plans Inc*                                   100             3,950
Trigon Healthcare Inc*                                      41             3,190
UnitedHealth Group Inc                                     356            21,849
Wellpoint Health Networks Inc*                              64             7,376
                                                                     -----------
                                                                          66,654
                                                                     -----------
MARINE SHIPPING -- 0.0%
--------------------------------------------------------------------------------
Tidewater Inc                                               57             2,529
                                                                     -----------
MEDIA CONGLOMERATES -- 1.4%
--------------------------------------------------------------------------------
Disney Walt Co                                           2,267            65,601
Fox Entertainment Group Inc*                               100             1,788
Time Warner Inc                                          1,190            62,166
Viacom Inc-Cl B*                                         1,166            54,510
                                                                     -----------
                                                                         184,065
                                                                     -----------
MEDICAL DISTRIBUTORS -- 0.3%
--------------------------------------------------------------------------------
Andrx Group*                                                41             2,373
Cardinal Health Inc                                        300            29,888
McKesson HBOC Inc                                          300            10,767
Patterson Dental Co*                                       100             3,388
                                                                     -----------
                                                                          46,416
                                                                     -----------
MEDICAL SPECIALTIES -- 1.5%
--------------------------------------------------------------------------------
Alza Corp*                                                 200             8,500
Apogent Technologies Inc*                                  100             2,050
Applera Corp-Celera Genomics*                              100             3,594
Bard (C.R.) Inc                                             52             2,421
Bausch & Lomb Inc                                           51             2,062
Baxter International Inc                                   318            28,083
Beckman Coulter Inc.                                        60             2,516
Becton Dickinson & Co                                      300            10,388
Biomet Inc                                                 200             7,938
Boston Scientific Corp*                                    300             4,106
Cytyc Corporation*                                          41             2,565
DENTSPLY International Inc                                  48             1,878
Guidant Corp                                               334            18,015
Hillenbrand Industries Inc                                  49             2,523
Medtronic Inc                                            1,304            78,729
MiniMed Inc*                                                46             1,933
Pall Corp                                                  100             2,131
St Jude Medical Inc                                        100             6,144
Stryker Corp                                               147             7,437
Sybron Dental Specialties*                                  33               557
                                                                     -----------
                                                                         193,570
                                                                     -----------
MEDICAL/NURSING SERVICES -- 0.0%
--------------------------------------------------------------------------------
HEALTHSOUTH Corp*                                          400             6,525
                                                                     -----------
MISCELLANEOUS COMMERCIAL SERVICES -- 0.2%
--------------------------------------------------------------------------------
CheckFree Corp*                                             54             2,295
Concord EFS Inc*                                           234            10,281
Galileo International Inc                                  100             2,000
Iron Mountain Inc*                                          40             1,485
Nova Corp*                                                 100             1,994
Sabre Holdings Corp*                                       141             6,080
Viad Corp                                                  100             2,300
                                                                     -----------
                                                                          26,435
                                                                     -----------
MISCELLANEOUS MANUFACTURING -- 0.0%
--------------------------------------------------------------------------------
Crane Co                                                   100             2,844
Danaher Corp                                               100             6,838
Dover Corp                                                 200             8,113
ITT Industries Inc                                         100             3,875
Pentair Inc                                                100             2,419
Thermo Electron Corp*                                      300             8,925
                                                                     -----------
                                                                          33,014
                                                                     -----------
MOTOR VEHICLES -- 0.6%
--------------------------------------------------------------------------------
Ford Motor Co                                            1,985            46,523
General Motors Corp--Cl H                                  750            17,250
Harley-Davidson Inc                                        330            13,117
                                                                     -----------
                                                                          76,890
                                                                     -----------

CITI U.S. 1000 INDEX FUND
PORTFOLIO OF INVESTMENTS                                       December 31, 2000


ISSUER                                                   SHARES         VALUE
--------------------------------------------------------------------------------
MOVIES/ENTERTAINMENT -- 0.0%
--------------------------------------------------------------------------------
International Speedway Corp--Cl A                           30       $     1,140
Six Flags Inc                                              100             1,719
                                                                     -----------
                                                                           2,859
                                                                     -----------
MULTI-LINE INSURANCE -- 1.8%
--------------------------------------------------------------------------------
American International Group Inc                         2,185           215,359
Hartford Financial Services Group                          245            17,303
SAFECO Corp                                                100             3,287
Unitrin Inc                                                 49             1,991
                                                                     -----------
                                                                         237,940
                                                                     -----------
OFFICE EQUIPMENT/SUPPLIES -- 0.2%
--------------------------------------------------------------------------------
Avery Dennison Corp                                        100             5,488
Herman Miller Inc                                          100             2,875
Pitney Bowes Inc                                           300             9,937
Steelcase Inc-Cl A                                         100             1,388
                                                                     -----------
                                                                          19,688
                                                                     -----------
OIL & GAS PIPELINES -- 1.0%
--------------------------------------------------------------------------------
Coastal Corp                                               200            17,663
Dynegy Inc--Cl A                                           247            13,847
El Paso Energy Corp                                        237            16,975
Enron Corp                                                 803            66,749
Williams Cos Inc                                           500            19,969
                                                                     -----------
                                                                         135,203
                                                                     -----------
OIL & GAS PRODUCTION -- 0.6%
--------------------------------------------------------------------------------
Anadarko Petroleum Corp                                    254            18,054
Apache Corp                                                123             8,618
Burlington Resources Inc                                   234            11,817
Devon Energy Corporation                                   100             6,097
EOG Resources Inc                                          100             5,469
Kerr-McGee Corp                                            100             6,694
Newfield Exploration Co*                                    44             2,087
Noble Affiliates Inc                                       100             4,600
Occidental Petroleum Corp                                  400             9,700
Ocean Energy Inc*                                          200             3,475
                                                                     -----------
                                                                          76,611
                                                                     -----------
OIL REFINING/MARKETING -- 0.2%
--------------------------------------------------------------------------------
Ashland Inc                                                100             3,589
Sunoco Inc                                                 100             3,369
Tosco Corp                                                 200             6,787
Ultramar Diamond Shamrock Corp                             100             3,087
USX-Marathon Group                                         300             8,325
Valero Energy Corp                                         100             3,719
                                                                          28,876
OILFIELD SERVICES/EQUIPMENT -- 0.5%
--------------------------------------------------------------------------------
Baker Hughes Inc                                           300            12,469
BJ Services Co*                                            100             6,888
Cooper Cameron Corp*                                        55             3,633
Global Industries Ltd*                                     100             1,369
Grant Prideco Inc*                                         100             2,194
Halliburton Co                                             500            18,125
Hanover Compressor Co*                                     100             4,456
National-Oilwell Inc*                                      100             3,869
Smith International Inc                                     52             3,877
Varco International Inc*                                   100             2,175
Weatherford International Inc*                             100             4,725
                                                                     -----------
                                                                          63,780
                                                                     -----------
OTHER CONSUMER SERVICES -- 0.9%
--------------------------------------------------------------------------------
America Online Inc*                                      2,537            88,288
Apollo Group Inc--Cl A*                                    100             4,919
Block H & R Inc                                            100             4,138
Cendant Corp*                                              800             7,700
DeVry Inc*                                                 100             3,775
eBay Inc*                                                  134             4,422
HomeStore.Com Inc*                                         100             2,012
Priceline.Com Inc*                                         100               131
ServiceMaster Company                                      300             3,450
                                                                     -----------
                                                                         118,835
                                                                     -----------
OTHER CONSUMER SPECIALTIES -- 0.1%
--------------------------------------------------------------------------------
Fortune Brands Inc                                         200             6,000
                                                                     -----------
OTHER METALS/MINERALS -- 0.0%
--------------------------------------------------------------------------------
Phelps Dodge Corp                                          100             5,581
                                                                     -----------
PACKAGED SOFTWARE -- 3.8%
--------------------------------------------------------------------------------
Adobe Systems Inc.                                         246            14,314
Aspect Communications Inc*                                 100               805
Autodesk Inc                                               100             2,694
BMC Software Inc*                                          300             4,200
Cadence Design Systems Inc*                                300             8,250
Computer Associats International Inc                       500             9,750
Compuware Corp*                                            300             1,875
E*Trade Group Inc*                                         200             1,475
I2 Technologies Inc*                                       200            10,875
Informix Corp*                                             300               891
Intuit Inc*                                                200             7,887
Macromedia Inc*                                             54             3,281
Mercury Interactive Corp*                                  100             9,025
Micromuse Inc*                                              76             4,587
Microsoft Corp*                                          4,327           187,684
Networks Associatss Inc*                                   200               837
Novell Inc*                                                400             2,087
Oracle Corp*                                             4,626           134,443

CITI U.S 1000 INDEX FUND
PORTFOLIO OF INVESTMENTS (Continued)                           December 31, 2000


ISSUER                                                   SHARES         VALUE
--------------------------------------------------------------------------------
PACKAGED SOFTWARE -- CONT'D
--------------------------------------------------------------------------------
Parametric Technology Corp*                                300       $     4,031
Peregrine Systems Inc*                                     200             3,950
Rational Software Corp*                                    200             7,788
Red Hat Inc*                                               100               625
Siebel Systems Inc*                                        375            25,359
Sybase Inc*                                                100             1,981
Symantec Corp*                                             100             3,337
TIBCO Software Inc*                                        139             6,663
VERITAS Software Corp*                                     419            36,662
                                                                     -----------
                                                                         495,356
                                                                     -----------
PERSONNEL SERVICES -- 0.1%
--------------------------------------------------------------------------------
Manpower Inc                                               100             3,800
Robert Half International Inc                              200             5,300
                                                                     -----------
                                                                           9,100
                                                                     -----------
PHARMACEUTICALS: GENERIC -- 0.1%
--------------------------------------------------------------------------------
ICN Pharmaceuticals Inc                                    100             3,069
IVAX Corp                                                  142             5,439
Mylan Laboratories Inc                                     100             2,519
Watson Pharmaceuticals Inc*                                100             5,119
                                                                     -----------
                                                                          16,146
                                                                     -----------
PHARMACEUTICALS: MAJOR -- 10.1%
--------------------------------------------------------------------------------
Abbott Laboratories                                      1,682            81,472
American Home Products Corp                              1,425            90,559
Bristol-Myers Squibb Co                                  2,126           157,191
Johnson & Johnson                                        1,511           158,749
Lilly (Eli) & Co                                         1,030            95,854
Merck & Co Inc                                           2,508           234,811
Pfizer Inc                                               6,865           315,790
Pharmacia Corporation                                    1,402            85,522
Schering-Plough Corp                                     1,590            90,232
                                                                     -----------
                                                                       1,310,180
                                                                     -----------
PHARMACEUTICALS: OTHER -- 0.3%
--------------------------------------------------------------------------------
Allergan Inc                                               143            13,844
Forest Laboratories Inc*                                   100            13,288
King Pharmaceuticals Inc*                                  137             7,081
Sepracor Inc*                                               71             5,689
                                                                     -----------
                                                                          39,902
                                                                     -----------
PRECIOUS METALS -- 0.0%
--------------------------------------------------------------------------------
Homestake Minning Co                                       300             1,256
Newmont Minning  Corp                                      200             3,412
                                                                     -----------
                                                                           4,668
                                                                     -----------
PROPERTY/CASUALTY INSURANCE -- 0.7%
--------------------------------------------------------------------------------
Allmerica Financial Corp                                    54             3,915
Allstate Corp                                              795            34,632
Chubb Corp                                                 179            15,483
Cincinnati Financial Corp                                  200             7,913
Erie Indemnity Co                                          100             2,981
Loews Corp                                                  67             6,939
Old Republic International Corp                            100             3,200
Progressive Corp                                            55             5,699
St Paul Companies Inc                                      235            12,763
Transatlantic Holdings Inc                                  19             2,012
                                                                     -----------
                                                                          95,537
                                                                     -----------
PUBLISHING: BOOKS/MAGAZINES -- 0.1%
--------------------------------------------------------------------------------
Harcourt General Inc                                       100             5,720
PRIMEDIA Inc*                                              200             2,387
Reader's Digest Association Inc--Cl A                      100             3,912
                                                                     -----------
                                                                          12,019
                                                                     -----------
PUBLISHING: NEWSPAPERS -- 0.3%
--------------------------------------------------------------------------------
Belo (A.H.) Corp                                           100             1,600
Dow Jones & Co Inc                                          46             2,605
E.W. Scripps Co--Cl A                                       29             1,823
Gannett Co                                                 300            18,919
Knight Trading Group Inc*                                  100             1,394
New York Times Co--Cl A                                    200             8,012
Tribune Co                                                 200             8,450
Washington Post Co--Cl B                                     4             2,467
                                                                     -----------
                                                                          45,270
                                                                     -----------
PULP & PAPER -- 0.3%
--------------------------------------------------------------------------------
Boise Cascade Corp                                         100             3,363
Bowater Inc                                                 51             2,875
Georgia-Pacific Timber Group                               100             2,994
International Paper Co                                     500            20,406
Mead Corp                                                  100             3,138
Westvaco Corp                                              100             2,919
Willamette Industries Inc                                  100             4,694
                                                                     -----------
                                                                          40,389
                                                                     -----------
RAILROADS -- 0.3%
--------------------------------------------------------------------------------
Burlington Northern Santa Fe Corp                          400            11,325
CSX Corp                                                   200             5,187
Kansas City Southern Industries Inc                        100             1,013
Norfolk Southern Corp                                      400             5,325
Union Pacific Corp                                         253            12,840
                                                                     -----------
                                                                          35,690
                                                                     -----------

CITI U.S. 1000 INDEX FUND
PORTFOLIO OF INVESTMENTS                                       December 31, 2000


ISSUER                                                   SHARES         VALUE
--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS -- 0.6%
--------------------------------------------------------------------------------
AMB Property Corp                                          100             2,581
Apartment Investment & Management Co                       100             4,994
Archstone Communities Trust                                100             2,575
Avalonbay Communities Inc                                  100             5,013
Boston Properties Inc                                      100             4,350
CarrAmerica Realty Corp                                    100             3,131
Crescent Real Estate Equities                              100             2,225
Duke-Weeks Realty Corp                                     100             2,462
Equity Office Propertys Trust                              300             9,787
Equity Residential Propertys Trust                         143             7,910
General Growth Properties Inc                              100             3,619
Host Marriott Corp                                         200             2,587
iStar Financial Inc                                        100             1,969
Kimco Realty Corp                                           50             2,209
Liberty Property Trust                                     100             2,856
Mack-Cali Realty Corp                                      100             2,856
Post Properties Inc                                         43             1,615
ProLogis Trust                                             100             2,225
Public Storage Inc                                         100             2,431
Rouse Co                                                   100             2,550
Simon Property Group Inc                                   100             2,400
Spieker Properties Inc                                      60             3,008
Vornado Realty Trust                                       100             3,831
                                                                     -----------
                                                                          79,184
                                                                     -----------
RECREATIONAL PRODUCTS -- 0.3%
--------------------------------------------------------------------------------
Brunswick Corp                                             100             1,644
Eastman Kodak Co                                           300            11,813
Electronic Arts Inc*                                       144             6,138
Hasbro Inc                                                 200             2,125
International Game Technology                              100             4,800
Mattel Inc                                                 500             7,220
                                                                     -----------
                                                                          33,740
                                                                     -----------
REGIONAL BANKS -- 1.3%
--------------------------------------------------------------------------------
Amsouth Bancorporation                                     400             6,100
Associatsiated Banc-Corp                                   100             3,038
BancWest Corp                                              100             2,613
Banknorth Group Inc                                        200             3,988
Centura Banks Inc                                           43             2,075
City National Corp                                          44             1,708
Commerce Bancshares Inc                                    105             4,463
Compass Bancshares Inc                                     100             2,388
Fifth Third Bancorp                                        400            23,900
First Tennessee National Corp                              100             2,894
First Virginia Bank Inc                                     47             2,256
Firstar Corp                                             1,000            23,250
FirstMerit Corp                                            100             2,673
Hibernia Corp-Cl A                                         200             2,550
M&T Bank Corp                                              100             6,800
Marshall & Ilsley Corp                                     100             5,083
Mercantile Bankshares Corp                                 100             4,319
National Commerce Bancorporation                           200             4,950
North Fork Bancorporation Inc                              200             4,912
Northern Trust Corp                                        227            18,515
Old Kent Financial Corp                                    149             6,519
Old National Bancorp Ind                                   100             2,994
Pacific Century Financial Corp                             100             1,769
Regions Financial Corp                                     200             5,463
Synovus Financial Corp                                     300             8,081
TCF Financial Corp                                         100             4,456
Union Planters Corp                                        147             5,255
Valley National Bancorp                                    100             3,331
Wilmington Trust Corporation                                35             2,172
Zions Bancorporation                                       100             6,244
                                                                     -----------
                                                                         174,759
                                                                     -----------
RESTAURANTS -- 0.6%
--------------------------------------------------------------------------------
Brinker International Inc*                                 100             4,225
Darden Restaurants Inc                                     100             2,287
McDonald's Corporation                                   1,426            48,484
Outback Steakhouse Inc*                                    100             2,588
Starbucks Corp*                                            200             8,850
Tricon Global Restaurants Inc*                             200             6,600
Wendy's International Inc                                  100             2,625
                                                                     -----------
                                                                          75,659
                                                                     -----------
SAVINGS BANKS -- 0.5%
--------------------------------------------------------------------------------
Charter One Financial Inc                                  210             6,064
Dime Bancorp Inc                                           100             2,956
Golden State Bancorp Inc                                   100             3,144
Golden West Financial Corp                                 139             9,383
GreenPoint Financial Corp                                  100             4,094
Hudson City Bancorp Inc                                    100             2,025
Sovereign Bancorp Inc                                      200             1,625
Washington Mutual Inc                                      586            31,095
                                                                     -----------
                                                                          60,386
                                                                     -----------
SEMICONDUCTORS -- 4.0%
--------------------------------------------------------------------------------
Advanced Micro Devices Inc*                                300             4,144
Alpha Industries Inc.                                       40             1,480
Altera Corp*                                               400            10,525
Analog Devices Inc*                                        389            19,912
Applied Micro Circuits Corp*                               260            19,512
Atmel Corp*                                                400             4,650

CITI U.S 1000 INDEX FUND
PORTFOLIO OF INVESTMENTS (Continued)                           December 31, 2000

ISSUER                                                   SHARES         VALUE
--------------------------------------------------------------------------------
SEMICONDUCTORS -- CONT'D
--------------------------------------------------------------------------------
Broadcom Corp--Cl A*                                       147       $    12,348
Conexant Systems Inc*                                      249             3,828
Cypress Semiconductor Corp*                                100             1,969
Dallas Semiconductor Corp                                  100             2,563
Fairchild Semiconductor International--Cl A*               100             1,444
GlobeSpan Inc*                                              37             1,018
Integrated Device Technology Inc*                          100             3,312
Intel Corp                                               7,283           218,945
International Rectifier Corp*                              100             3,000
Lattice Semiconductor Corp*                                100             1,838
Linear Technology Corp                                     344            15,910
LSI Logic Corp*                                            300             5,127
Maxim Integrated Products Inc*                             300            14,344
Micrel Inc*                                                100             3,369
Microchip Technology Inc*                                  150             3,291
Micron Technology Inc                                      500            17,750
National Semiconductor Corp*                               200             4,025
PMC-Sierra Inc*                                            164            12,894
SDL Inc*                                                    81            12,003
Semtech Corp*                                              100             2,206
Silicon StorageTechnology Inc*                             100             1,181
Texas Instruments Inc                                    1,881            89,112
TranSwitch Corp*                                           100             3,912
TriQuint Semiconductor Inc*                                100             4,369
Vitesse Semiconductor Corp*                                200            11,063
Xilinx Inc*                                                300            13,837
                                                                     -----------
                                                                         524,881
                                                                     -----------
SERVICES TO THE HEALTH INDUSTRY -- 0.1%
--------------------------------------------------------------------------------
Express Scripts Inc--Cl A*                                  23             2,352
IMS Health Inc                                             300             8,100
Quest Diagnostics Inc*                                      32             4,544
Quintiles Transnational Corp*                              100             2,094
WebMD Corporation*                                         300             2,381
                                                                     -----------
                                                                          19,471
                                                                     -----------
SPECIALTY INSURANCE -- 0.2%
--------------------------------------------------------------------------------
Ambac Financial Group Inc                                   98             5,685
MBIA Inc                                                   100             7,412
MGIC Investment Corp                                       100             6,744
PMI Group Inc                                               33             2,234
Radian Group Inc                                            38             2,852
                                                                     -----------
                                                                          24,927
                                                                     -----------
SPECIALTY STORES -- 0.2%
--------------------------------------------------------------------------------
Autonation Inc *                                           400             2,400
Autozone Inc*                                              100             2,850
Bed Bath & Beyond Inc*                                     300             6,713
Office Depot Inc                                           300             2,137
Staples Inc*                                               500             5,906
Tiffany & Co                                               148             4,680
Toys "R" Us Inc*                                           200             3,337
                                                                     -----------
                                                                          28,023
                                                                     -----------
SPECIALTY TELECOMMUNICATIONS -- 0.7%
--------------------------------------------------------------------------------
Allegiance Telecom Inc*                                    100             2,227
CenturyTel Inc                                             144             5,148
Citizens Communications Co                                 300             3,937
Covad Communications Group Inc*                            200               331
Global TeleSystems Inc*                                    200               163
Level 3 Communications Inc*                                300             9,844
McLeoduUSA Inc*                                            400             5,650
Metromedia Fiber Network Inc*                              400             4,050
NorthPoint Communications Group*                           100                34
PanAmSat Corp*                                              31             1,075
Qwest Communications International Inc*                  1,107            45,387
Telephone & Data Systems Inc                                53             4,770
Time Warner Telecom Inc*                                    56             3,553
Winstar Communications Inc*                                100             1,169
XO Communications Inc*                                     400             7,125
                                                                     -----------
                                                                          94,463
                                                                     -----------
STEEL -- 0.1%
--------------------------------------------------------------------------------
Allegheny Technologies Inc                                 100             1,588
Nucor Corp                                                 100             3,969
USX-U.S. Steel Group                                       100             1,800
                                                                     -----------
                                                                           7,357
                                                                     -----------
TELECOMMUNICATIONS EQUIPMENT -- 2.5%
--------------------------------------------------------------------------------
ADC Telecommunications Inc*                                800            14,500
Advanced Fibre Communications*                             100             1,806
American Tower Corp--Cl A                                  200             7,575
Andrew Corp*                                               100             2,175
CIENA Corp*                                                300            24,375
Commscope Inc*                                             100             1,656
Comverse Technology Inc*                                   168            18,249
Corning Inc                                                961            50,753
DMC Stratex Networks Inc*                                  100             1,500
Harmonic Inc*                                              100               569

CITI U.S 1000 INDEX FUND
PORTFOLIO OF INVESTMENTS                                       December 31, 2000

ISSUER                                                   SHARES         VALUE
--------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT -- CONT'D
--------------------------------------------------------------------------------
Harris Corp                                                100       $     3,062
Lucent Technologies Inc                                  3,631            49,019
Motorola Inc                                             2,375            48,094
Polycom Inc*                                                50             1,609
Powerwave Technologies Inc*                                 48             2,808
QUALCOMM Inc*                                              727            59,750
RF Micro Devices Inc*                                      100             2,744
Scientific-Atlanta Inc                                     200             6,512
Sycamore Networks Inc*                                     100             3,725
Tekelec *                                                   49             1,470
Tellabs Inc*                                               373            21,074
                                                                     -----------
                                                                         323,025
                                                                     -----------
TOBACCO -- 0.9%
--------------------------------------------------------------------------------
Philip Morris Companies Inc                              2,449           107,756
RJ Reynolds Tobacco Holdings Inc                           100             4,875
UST Inc                                                    200             5,612
                                                                     -----------
                                                                         118,243
                                                                     -----------
TOOLS & HARDWARE -- 0.1%
--------------------------------------------------------------------------------
Black & Decker Corp                                        100             3,925
Stanley Works                                              100             3,119
                                                                     -----------
                                                                           7,044
                                                                     -----------
TRUCKS/CONSTRUCTION/FARM MACHINERY -- 0.3%
--------------------------------------------------------------------------------
Caterpillar Inc                                            353            16,701
Deere & Co                                                 240            10,995
Navistar International Corp                                100             2,619
PACCAR Inc                                                 100             4,925
                                                                     -----------
                                                                          35,240
                                                                     -----------
WATER UTILITIES -- 0.0%
--------------------------------------------------------------------------------
American Water Works Inc                                   100             2,938
                                                                     -----------
WHOLESALE DISTRIBUTORS -- 0.1%
--------------------------------------------------------------------------------
Genuine Parts Co                                           200             5,238
Grainger (W.W.) Inc                                        100             3,650
                                                                     -----------
                                                                           8,888
                                                                     -----------
WIRELESS TELECOMMUNICATIONS -- 0.5%
--------------------------------------------------------------------------------
AT&T Wireless Group*                                       400             6,925
Crown Castle International Corp*                           100             2,706
Nextel Communications Inc*                                 500            12,375
Powertel Inc*                                               29             1,796
Sprint Corp (PCS Group)*                                   600            12,262
Triton PCS Holdings Inc--Cl A*                              39             1,324
VoiceStream Wireless Corp*                                 248            24,955
Western Wireless Corp                                      100             3,919
                                                                     -----------
                                                                          66,262
                                                                     -----------
TOTAL COMMON STOCKS
  (Identified Cost $14,815,902)                                       12,970,955
                                                                     -----------
SHORT-TERM OBLIGATION AT
  AMORTIZED COST -- 0.0%
--------------------------------------------------------------------------------
Federated Prime Cash Obligation 6.50% due 1/01/01
  (Identified Cost $162)                                                     162
                                                                     -----------
TOTAL INVESTMENTS
  (Identified Cost $14,816,064)                           99.6%       12,971,117
OTHER ASSETS,
  LESS LIABILITIES                                         0.4            48,291
                                                         -----       -----------
NET ASSETS                                               100.0%      $13,019,408
                                                         =====       ===========
* Non-income producing securities

See notes to financial statements

CITI U.S. 1000 INDEX FUND
STATEMENT OF ASSETS AND LIABILITIES


DECEMBER 31, 2000
================================================================================
ASSETS:
Investments, at value (Note 1A) (Identified Cost, $14,816,064)      $12,971,117
Cash                                                                     10,904
Receivable for shares of beneficial interest sold                        11,193
Dividend receivable                                                      11,126
Interest receivable                                                         897
Receivable from the Manager                                              89,312
--------------------------------------------------------------------------------
  Total assets                                                       13,094,549
--------------------------------------------------------------------------------
LIABILITIES:
Accrued expenses and other liabilities                                   75,141
--------------------------------------------------------------------------------
NET ASSETS                                                          $13,019,408
================================================================================
NET ASSETS CONSIST OF:
Paid-in capital                                                     $14,980,346
Accumulated net realized loss on investments                           (117,803)
Unrealized depreciation of investments                               (1,844,947)
Undistributed net investment income                                       1,812
--------------------------------------------------------------------------------
  Total                                                             $13,019,408
================================================================================
COMPUTATION OF SMITH BARNEY SHARES:
Net Asset Value, offering price and redemption priceper share
  ($230,837/26,354 shares outstanding)                                    $8.76
================================================================================
COMPUTATION OF CITI SHARES:
Net Asset Value, offering price and redemption price per share
  ($12,788,571/1,465,261 shares outstanding)                              $8.73
================================================================================

See notes to financial statements

CITI U.S. 1000 INDEX FUND
STATEMENT OF OPERATIONS

FOR THE PERIOD SEPTEMBER 5, 2000 (COMMENCEMENT OF OPERATIONS) TO
DECEMBER 31, 2000
================================================================================
INVESTMENT INCOME  (Note 1B):
Dividend                                               $    50,407
Interest                                                    10,948
--------------------------------------------------------------------------------
                                                                    $    61,355
--------------------------------------------------------------------------------
EXPENSES:
Management fees (Note 2)                               $    11,313
Service fees Smith Barney Shares (Note 3)                      253
Custody and fund accounting fees                            42,325
Legal fees                                                  23,280
Audit fees                                                  16,000
Shareholder reports                                         11,907
Transfer agent fees                                          5,066
Registration fees                                            3,969
Trustee fees                                                 1,300
Miscellaneous                                                6,032
--------------------------------------------------------------------------------
  Total expenses                                           121,445
Less: aggregate amounts waived by Manager (Note 2)          (9,050)
Less: expenses assumed by the Manager (Note 7)             (89,312)
--------------------------------------------------------------------------------
  Net expenses                                                           23,083
--------------------------------------------------------------------------------
Net investment income                                               $    38,272
--------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss from investment transactions                         (113,498)
Unrealized depreciation                                              (1,844,947)
--------------------------------------------------------------------------------
  Net realized and unrealized loss on investments                    (1,958,445)
--------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                $(1,920,173)
================================================================================

See notes to financial statements

CITI U.S. 1000 INDEX FUND
STATEMENT OF CHANGES IN NET ASSETS




                                                                 FOR THE PERIOD
                                                               SEPTEMBER 5, 2000
                                                                (COMMENCEMENT OF
                                                                 OPERATIONS) TO
                                                               DECEMBER 31, 2000
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income                                           $     38,272
Net realized loss from investments                                  (113,498)
Unrealized appreciation (depreciation) of investments             (1,844,947)
--------------------------------------------------------------------------------
Net decrease in net assets resulting from operations              (1,920,173)
--------------------------------------------------------------------------------
DIVIDENDS DECLARED TO SHAREHOLDERS FROM:
Net investment income (Smith Barney Shares)                          (35,896)
Net realized gain (Smith Barney Shares)                               (4,247)
Net investment income (Citi Shares)                                     (528)
Net realized gain (Citi Shares)                                          (94)
--------------------------------------------------------------------------------
Decrease in net assets from distribution to shareholders             (40,765)
--------------------------------------------------------------------------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST (Note 6):
SMITH BARNEY SHARES*
Net proceeds from sale of shares                                   1,179,002
Net asset value of shares issued to shareholders from
  reinvestment of dividends                                              622
Cost of shares repurchased                                          (879,371)
--------------------------------------------------------------------------------
  Total Smith Barney shares                                          300,253
--------------------------------------------------------------------------------
CITI SHARES**
Net proceeds from sale of shares                                  15,000,321
Net asset value of shares issued to shareholders from
  reinvestment of dividends                                           40,143
Cost of shares repurchased                                          (360,371)
--------------------------------------------------------------------------------
  Total Citi Shares                                               14,680,093
--------------------------------------------------------------------------------
Net increase in net assets from transactions in
  shares of beneficial interest                                   14,980,346
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS                                        13,019,408
--------------------------------------------------------------------------------
NET ASSETS:
Beginning of period                                                       --
--------------------------------------------------------------------------------
End of period (including undistributed net investment
  income of $1,812)                                             $ 13,019,408
================================================================================

 * September 11, 2000 (Commencement of operations) to December 31, 2000.

** September 5, 2000 (Commencement of operations) to December 31, 2000.

See notes to financial statements

CITI U.S. 1000 INDEX FUND
FINANCIAL HIGHLIGHTS

                                                                  CITI SHARES
                                                               -----------------
                                                                 FOR THE PERIOD
                                                               SEPTEMBER 5, 2000
                                                                (COMMENCEMENT OF
                                                                 OPERATIONS) TO
                                                               DECEMBER 31, 2000
================================================================================
Net Asset Value, beginning of period                               $ 10.00
--------------------------------------------------------------------------------
Income From Operations:
Net investment income                                                0.026
Net realized and unrealized loss on investments                     (1.268)
--------------------------------------------------------------------------------
  Total from operations                                             (1.242)
--------------------------------------------------------------------------------
Less Dividends From:
Net investment income                                               (0.025)
Net realized gain                                                   (0.003)
--------------------------------------------------------------------------------
  Total from distributions                                          (0.028)
--------------------------------------------------------------------------------
Net Asset Value, end of period                                     $  8.73
================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)                          $12,789
Ratio of expenses to average net assets                               0.50%*
Ratio of net investment income to average net assets                  0.85%*
Portfolio turnover                                                       7%
Total return                                                        (12.41)%**

Note: If Agents of the Fund had not voluntarily agreed to waive all or a portion of their fees for the period indicated and the expenses were not reduced for fees paid indirectly, the net investment income per share and the ratios would have been as follows:


Net investment loss income per share                               $(0.039)
RATIOS:
Expenses to average net assets                                        2.66%*
Net investment loss to average net assets                            (1.31)%*
================================================================================
 *    Annualized
**    Not Annualized

See notes to financial statements

CITI U.S. 1000 INDEX FUND
NOTES TO FINANCIAL STATEMENTS


1. SIGNIFICANT ACCOUNTING POLICIES Citi U.S. 1000 Index Fund (the "Fund") is a separate non-diversified series of CitiFunds Trust I (the "Trust"), a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Fund offers two classes of shares. The Smith Barney Shares, which commenced operations on September 11, 2000, and the Citi Shares, which commenced operations on September 5, 2000. The investment manager of the Fund is SSB Citi Fund Management LLC ("SSBC").

     The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     The significant accounting policies consistently followed by the Fund are as follows:

     A. INVESTMENT SECURITY VALUATIONS Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted securities or listed securities for which last sale prices are not available are valued at last quoted bid prices. Debt securities (other than short-term obligations maturing in sixty days or less), are valued on the basis of valuations furnished by pricing services approved by the Board of Trustees which take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, and other market data, without exclusive reliance on quoted prices or exchange or over-the-counter prices. Short-term obligations, maturing in sixty days or less, are valued at amortized costs which constitute fair value as determined by the Trustees. Securities, if any, for which there are no such valuations or quotations are valued at fair value as determined in good faith by or under guidelines established by the Trustees.

     B. Income Interest income consists of interest accrued and discount earned, adjusted for amortization of premium or discount on long-term debt securities when required for U.S. federal income tax purposes. Dividend income is recorded on the ex-dividend date.

     C. FEDERAL TAXES The Fund's policy is to comply with the provisions of the Internal Revenue Code available to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investment transactions. Accordingly, no provision for federal income or excise tax is necessary.

     D. DISTRIBUTIONS The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains. For the period ended December 31,

CITI U.S. 1000 INDEX FUND
NOTES TO FINANCIAL STATEMENTS

2000, the Fund reclassified $36 from undistributed net investment income to accumulated net realized loss on investments.

     E. EXPENSES The Fund bears all costs of its operations other than expenses specifically assumed by SSBC. Expenses incurred by the Trust with respect to any two or more funds or series are allocated in proportion to the average net assets of each fund, except when allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund.

     F OTHER Investment transactions are accounted for on the date the investments are purchased or sold. Realized gains and losses are determined on the identified cost basis. Distributions to shareholders and shares issuable to shareholders electing to receive distributions in shares are recorded on the ex-dividend date.

2. MANAGEMENT FEES SSBC is a subsidiary of Citigroup Inc. ("Citigroup") and acts as investment manager to the Fund. The management fee is computed at an annual rate of 0.25% of the Fund's average daily net assets. SSBC has delegated the daily management of the Fund to State Street Bank and Trust Company, which will act as a Subadviser through its State Street Global Advisors division (the "Subadviser"). The management fees paid to SSBC amounted to $11,313, of which $9,050 was waived for the period ended December 31, 2000. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Manager, all of whom receive remuneration for their services to the Trust from the Manager or its affiliates.

3. DISTRIBUTION FEES Salomon Smith Barney Inc. acts as the Fund distributor. Salomon Smith Barney Inc. ("SSB"), is a subsidiary of SSBH, as well as certain other broker-dealers, continues to sell Fund shares to the public as a member of the selling group.

     Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Fund's transfer agent and Boston Financial Data Services ("BFDS") acts as the Fund's sub-transfer agent. CFTC receives account fees and asset-based fees that vary according to the account size and type of account. BFDS is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. For the period ended December 31, 2000, the Fund paid transfer agent fees of $5,066 to CFTC.

     Pursuant to a Distribution Plan, the Fund pays a service fee with respect to Smith Barney Shares calculated at an annual rate of 0.20% of the average daily net assets. The Service Fee amounted to $253 for the period ended December 31, 2000.

CITI U.S. 1000 INDEX FUND
NOTES TO FINANCIAL STATEMENTS (Continued)


4. PURCHASES AND SALES OF INVESTMENTS Purchases and sales of investments,  other
than   short-term   obligations,    aggregated   $15,951,844   and   $1,011,896,
respectively, for the year ended December 31, 2000.

5. FEDERAL INCOME TAX BASIS OF INVESTMENTS The cost and unrealized appreciation (depreciation) in value of the investment securities owned at December 31, 2000, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                     $ 14,923,220
================================================================================
Gross unrealized appreciation                                      $  1,010,335
Gross unrealized depreciation                                        (2,962,438)
--------------------------------------------------------------------------------
Net unrealized depreciation                                        $ (1,952,103)
================================================================================


6. SHARES OF BENEFICIAL INTEREST The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in shares of beneficial interest were as follows:

                                                                 FOR THE PERIOD
                                                               SEPTEMBER 5, 2000
                                                                (COMMENCEMENT OF
                                                                 OPERATIONS) TO
                                                               DECEMBER 31, 2000
================================================================================
SMITH BARNEY SHARES*
Shares sold                                                         126,959
Shares issued to shareholders from
  reinvestment of distributions                                          74
Shares repurchased                                                 (100,679)
--------------------------------------------------------------------------------
Net increase                                                         26,354
================================================================================
CITI SHARES**
Shares sold                                                       1,500,034
Shares issued to shareholders from
  reinvestment of distributions                                       4,813
Shares repurchased                                                  (39,586)
--------------------------------------------------------------------------------
Net increase                                                      1,465,261
================================================================================

* September 11, 2000 (Commencement of Operations) to December 31, 2000.

** September 5, 2000 (Commencement of Operations) to December 31, 2000.


7. ASSUMPTION OF EXPENSES SSBC has voluntarily agreed to pay a portion of the unwaived expenses of the Fund for the year ended December 31, 2000, which amounted to $89,312.

CITI U.S. 1000 INDEX FUND
INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Trustees of the Citi U.S. 1000 Index Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Citi U.S. 1000 Index Fund of CitiFunds Trust I as of December 31, 2000, the related statement of operations, changes in net assets and financial highlights for the period September 5, 2000 (Commencement of Operations) through December 31, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the Custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Citi U.S. 1000 Index Fund as of December 31, 2000, the results of its operations, the changes in its net assets and financial highlights for the period September 5, 2000 (Commencement of Operations) through December 31, 2000, in conformity with accounting principles generally accepted in the United States of America.


                                                                    /s/ KPMG LLP




New York, New York
February 9, 2001

                      THIS PAGE INTENTIONALLY LEFT BLANK.

TRUSTEES AND OFFICERS
Elliott J. Berv
Donald M. Carlton
A. Benton Cocanougher
Mark T. Finn
Riley C. Gilley
Stephen Randolph Gross
Diana R. Harrington
Susan B. Kerley
Heath B. McLendon, PRESIDENT*
Alan G. Merten
C. Oscar Morong, Jr., CHAIRMAN
R. Richardson Pettit
Walter E. Robb, III
E. Kirby Warren

SECRETARY
Robert I. Frenkel*

TREASURER
Lewis E. Daidone*

* AFFILIATED PERSON OF INVESTMENT MANAGER

INVESTMENT MANAGER
SSB Citi Fund Management LLC

DISTRIBUTOR
Salomon Smith Barney Inc.

TRANSFER AGENT
Citi Fiduciary Trust Company
125 Broad Street, New York, NY 10004

SUB-TRANSFER AGENT AND CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

AUDITORS
KPMG LLP

This report is prepared for the information of shareholders of Citi U.S. 1000 Index Fund. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus of Citi U.S. 1000 Index Fund.

(C) 2001 Citicorp   [RECYCLE LOGO] Printed on recycled paper        FD02219 2/01

ANNUAL REPORT

DECEMBER 31, 2000

CITI GLOBAL TITANS
     INDEX SHARES
     A CLASS OF SHARES OF CITI GLOBAL TITANS INDEX FUND


                                                                [CitiFunds Logo]

   --------------------------------------------------------------------------
   INVESTMENT PRODUCTS: NOT FDIC INSURED o NO BANK GUARANTEE o MAY LOSE VALUE
   --------------------------------------------------------------------------

TABLE OF CONTENTS


Letter to Our Shareholders                                                     1
--------------------------------------------------------------------------------
Portfolio Environment and Outlook                                              2
--------------------------------------------------------------------------------
Fund Facts                                                                     4
--------------------------------------------------------------------------------
Fund Performance                                                               5
--------------------------------------------------------------------------------
Portfolio Highlights                                                           6
--------------------------------------------------------------------------------
Portfolio of Investments                                                       7
--------------------------------------------------------------------------------
Statement of Assets and Liabilities                                            9
--------------------------------------------------------------------------------
Statement of Operations                                                       10
--------------------------------------------------------------------------------
Statement of Changes in Net Assets                                            11
--------------------------------------------------------------------------------
Financial Highlights                                                          12
--------------------------------------------------------------------------------
Notes to Financial Statements                                                 13
--------------------------------------------------------------------------------
Independent Auditors' Report                                                  17
--------------------------------------------------------------------------------

LETTER TO OUR SHAREHOLDERS

[PHOTO OMITTED]


Dear Shareholder:

     We are pleased to present the annual report for the Citi(SM) Global Titans Index Fund (the "Fund") for the period ended December 31, 2000. In this report, we summarize the economic and market conditions that prevailed during 2000. A detailed summary of the Fund's performance and holdings as of December 31, 2000 can be found in the sections that follow. We hope you find this report to be useful and informative.

     The Fund seeks to provide investment results that, before fees and expenses, correspond to the performance of the Dow Jones Global Titans Index(SM). The Dow Jones Global Titans Index consists of securities of 50 companies and includes some of the world's most well known and well-established blue-chip companies.

     Thank you for your investment in the Citi Global Titans Index Shares, a class of shares of the Citi Global Titans Index Fund.

Sincerely,



/s/ Heath B. McLendon

Heath B. McLendon
President
January 5, 2001




Citi is a service mark of Citicorp.

PORTFOLIO ENVIRONMENT AND OUTLOOK

     For the period from inception on September 5, 2000 through December 31, 2000, Citi Global Titans Index Shares produced a total return of negative 14.40%. In comparison, the Dow Jones Global Titans Index (the "Index") returned negative 15.76% over the same period. While we are pleased to have outperformed the Index during this period, we want to point out that this is unusual. Over the long term, we expect the Fund's returns to slightly lag those of the Index's returns, since the Fund has fees and expenses which the Index does not. Investors in index funds such as this Fund should remember that the performance of the Fund is intended to correspond to the performance of the Index in good and bad markets, over the short and long term.

     TO A LARGE DEGREE, THE PERFORMANCE OF THE DOW JONES GLOBAL TITANS INDEX OVER THE PAST YEAR REFLECTED BROADER TRENDS IN THE GLOBAL ECONOMY. The economies of the world's developed markets--especially the United States and with the notable exception of Japan--grew robustly during the first half of 2000.
Accordingly, many global stocks rose, especially those of growth-oriented companies. However, the U.S. Federal Reserve Board (the "Fed") and other nations' central banks continued to move toward more restrictive monetary policies during the first six months of 2000 an effort to slow economic growth and forestall long-dormant inflationary pressures.

     THE U.S. ECONOMY'S GROWTH RATE GENERALLY OUTPACED THAT OF OTHER GLOBAL REGIONS DURING THE FIRST HALF OF 2000. Partly as a result of differences in growth rates, the value of the U.S. dollar rose relative to many other foreign currencies, including the Euro.(1) This caused the value of many European investments to erode in U.S. dollar terms for U.S. residents.

     The second half of 2000 was characterized by an economic slowdown in many global markets, including the United States. With these slowing economic conditions, many investors sold growth(2) stocks amid concerns that a slower economy might adversely affect corporate earnings. For their part, central banks throughout the world generally held interest rates steady throughout the second half of the year.

     THESE SHIFTS IN ECONOMIC GROWTH, MONETARY POLICY AND INVESTOR SENTIMENT MADE 2000 A HIGHLY VOLATILE AND CHALLENGING YEAR FOR LARGE MULTI-NATIONAL COMPANIES. Perhaps the most notable global stock market trend of 2000 was the sharp decline in prices for shares of companies in the technology and telecommunications industries. Many analysts attributed their popularity to unrestrained investor enthusiasm for companies that they believed would prosper in the "New Economy."(3) Many companies that comprise the Dow Jones Global Titans Index were negatively impacted by this trend thereby negatively impacting the Fund's performance.

------------
(1) The euro is the single currency of the European Monetary Union that was adopted by Belgium, Germany, Spain, France, Ireland, Italy, Luxembourg, the Netherlands, Austria, Portugal and Finland on January 1, 1999.

(2)  Growth   stocks   are  shares  of   companies   with  the   potential   for
     faster-than-average growth within their industries.

(3)  The  New   Economy   represents   those   companies   in  the   technology,
     telecommunications, and Internet sectors.

     THE PRICES OF MANY TECHNOLOGY STOCKS FELL IN 2000 PRIMARILY AS A RESULT OF A COMBINATION OF THE EXTREMELY HIGH VALUATIONS AND SLOWING GROWTH. Among the early beneficiaries of investor enthusiasm for the technology sector were many Internet-related companies that had yet to earn a profit, but were the subject of popular speculation that they might one day grow into industry leaders.

     The enthusiasm for technology stocks grew during the first quarter of 2000, while other sectors of the stock market languished. For example, many value(4)-oriented stocks--such as large pharmaceuticals, oil and food and beverage stocks--generally declined in January, February and the first half of March 2000 because of lackluster investor interest.

     By the end of the first quarter, rising short-term interest rates had put pressure on corporate profitability. This led to a series of earnings disappointments by companies in a range of industries that continued throughout the year. This new environment of slower growth hit the technology sector particularly hard. Investors who had given little scrutiny to such old-school fundamentals as price-to-earnings ratios suddenly became concerned that technology stock valuations had risen too far, too fast. Investors were quick to sell what they deemed to be overvalued technology stocks, which fell sharply in April 2000.

     When it later appeared that the U.S. economy was slowing and inflation was likely to remain subdued, investors shifted some of their assets to stocks that have performed well historically in a slower economy, including healthcare providers. In addition, investors favored energy stocks because of the positive effects on earnings of high crude oil prices.

     Despite a summer rally, growth stocks again declined overall in November and December, triggering a "flight to quality" that benefited mainly high-quality bonds and relatively defensive, value-oriented stocks. Indeed, by the end of December 2000, many technology stocks were trading at all-time lows and had reached valuations that made them attractive to some value-oriented investors. On the other hand, shares of financial services companies ended the year on a particularly strong note when the Fed hinted that it might cut rates in 2001.

     The moderation in U.S. growth has intensified heading into the new year. The sharp fourth-quarter sell-off in many equities has undermined consumer confidence and raised financing hurdles for business investment. Key areas of business and consumer spending have slowed sharply, triggering a pullback in manufacturing that could further undermine confidence. Fed policy has reversed course quickly, with evidence that inflation risks have faded. Yet the risk to leading global companies remains serious. We have some reservations about the earnings strength of certain segments of the economy, especially technology, basic materials and other cyclicals, whose earnings traditionally bottom-out much later in the economic cycle.

------------
(4) Value stocks are shares that are considered to be inexpensive relative to their asset values or earning power.

FUND FACTS

FUND OBJECTIVE

The Fund's goal is to provide investment results that, before fees and expenses, correspond to the performance of the Dow Jones Global Titans Index.

INVESTMENT MANAGER                               DIVIDENDS
SSB Citi Fund Management LLC                     Paid semi-annually, if any

SUBADVISER                                       CAPITAL GAINS
State Street Bank & Trust Company                Distributed annually, if any
  through its State Street Global
  Advisors division

NET ASSETS AS OF 12/31/00                        INDEX
Citi Shares                                      Dow Jones Global Titans Index
$4.2 million

FUND PERFORMANCE
TOTAL RETURNS


                                                                      SINCE
                                                                      9/5/00
ALL PERIODS ENDED DECEMBER 31, 2000                                 (INCEPTION)*
================================================================================
Citi Shares                                                           (14.40)%
Dow Jones Global Titans Index                                         (15.76)%

*Not annualized

GROWTH OF $10,000 INVESTED IN THE CITI SHARES VS. DOW JONES GLOBAL TITANS INDEX SEPTEMBER 5, 2000 (COMMENCEMENT OF OPERATION) - DECEMBER 31, 2000.


                    Dow Jones
                  Global Titans
                      Index            Citi Shares
                      -----            -----------
9/5/00                10000               10000
9/30/00               9174.91             9350
10/31/00              9298.96             9470
11/30/00              8601.33             8750
12/31/00              8423.83             8560


A $10,000 investment in the Citi Share class of the Fund made on its inception date would have been $8,560 for Citi Shares (as of 12/31/00). The graph shows how the performance of the Citi Shares compares to the Index, its benchmark over the same period.

The graph assumes all dividends and distributions are reinvested at Net Asset Value. Note: All Fund performance numbers represent past performance and are no guarantee of future results. The Fund's share price and investment return will fluctuate, so that the value of an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns include change in share price and reinvestment of dividends and distributions, if any. Total return figures are provided in accordance with SEC guidelines for comparative purposes for prospective investors and reflect certain voluntary fee waivers which may be terminated at any time. If the waivers were not in place, the Fund's returns would have been lower. Investors may not invest directly in an index.

"Dow Jones" and "Dow Jones Global Titans Index(SM)" are service marks of Dow Jones & Company, Inc. and have been licensed for use for certain purposes by SSB Citi Fund Management LLC. The Fund is based on the Dow Jones Global Titans Index(SM), is not sponsored, endorsed, sold or promoted by Dow Jones, and Dow Jones makes no representation regarding the advisability of investing in the Fund.

PORTFOLIO HIGHLIGHTS


TOP TEN EQUITY HOLDINGS AS OF DECEMBER 31, 2000
COMPANY, INDUSTRY                                                % OF NET ASSETS

General Electric Co., Industrial Conglomerates                             8.07%
--------------------------------------------------------------------------------
Exxon Mobil Corp., Integrated Oil                                          5.13%
--------------------------------------------------------------------------------
Cisco Systems, Inc., Computer Communications                               4.56%
--------------------------------------------------------------------------------
Citigroup Inc., Financial Conglomerates                                    4.37%
--------------------------------------------------------------------------------
Vodafone Group Plc, ADRs, Wireless Telecommunications                      3.74%
--------------------------------------------------------------------------------
Merck & Co., Inc., Pharmaceuticals: Major                                  3.67%
--------------------------------------------------------------------------------
Nokia Corp., Telecommunications Equipment                                  3.47%
--------------------------------------------------------------------------------
Microsoft Corp., Packaged Software                                         3.35%
--------------------------------------------------------------------------------
American International Group, Multi-Line Insurance                         3.35%
--------------------------------------------------------------------------------
Intel Corp., Semiconductors                                                3.24%
--------------------------------------------------------------------------------


PORTFOLIO DIVERSIFICATION AS OF DECEMBER 31, 2000

[Data below represents a pie chart in the printed piece]

Tobacco                               2%
Wireless Telecommunications           4%
Beverages: Non-Alcoholic              2%
Computer Communications               5%
Computer Processing Hardware          3%
Discount Stores                       2%
Electronics/Appliances                1%
Financial Conglomerates              10%
Food: Major Diversified               2%
Household/Personal Care               2%
Industrial Conglomerates              9%
Integrated Oil                       10%
Investment Banks/Brokers              2%
Major Banks                           4%
Major Telecommunications             10%
Media Conglomerates                   1%
Motor Vehicles                        4%
Multi-Line Insurance                  5%
Oil Refining/Marketing                2%
Packaged Software                     3%
Pharmaceuticals: Major                9%
Semiconductors                        3%
*Short-Term                           1%
Telecommunications Equipment          4%


*Includes cash and net other assets.

CITI GLOBAL TITANS INDEX FUND
PORTFOLIO OF INVESTMENTS                                       December 31, 2000

ISSUER                                                   SHARES         VALUE
--------------------------------------------------------------------------------
COMMON STOCKS -- 99.4%
--------------------------------------------------------------------------------
BEVERAGES: NON ALCOHOLIC -- 2.2%
--------------------------------------------------------------------------------
Coca Cola Co.                                            1,539       $    93,783
                                                                     -----------
COMPUTER COMMUNICATIONS -- 4.6%
--------------------------------------------------------------------------------
Cisco Systems Inc.                                       5,080           194,310
                                                                     -----------
COMPUTERS PROCESSING HARDWARE -- 3.4%
--------------------------------------------------------------------------------
Hewlett Packard Co.                                      1,200            37,875
International BusinessMachines Corp.                     1,273           108,205
                                                                     -----------
                                                                         146,080
                                                                     -----------
DISCOUNT STORES -- 2.5%
--------------------------------------------------------------------------------
Wal Mart Stores Inc.                                     2,000           106,250
                                                                     -----------
ELECTRONICS/APPLIANCES -- 1.0%
--------------------------------------------------------------------------------
Sony Corp.                                                 600            41,850
                                                                     -----------
FINANCIAL CONGLOMERATES -- 9.7%
--------------------------------------------------------------------------------
Citigroup Inc.                                           3,640           185,868
HSBC Holdings plc, ADRs                                  1,263            92,957
Ing Groep NV, ADRs                                         600            48,075
JP Morgan Chase & Co.                                      942            42,802
Lloyds TSB Group Plc                                     4,000            42,347
                                                                     -----------
                                                                         412,049
                                                                     -----------
FOOD: MAJOR DIVERSIFIED -- 1.6%
--------------------------------------------------------------------------------
Nestle SA                                                   30            69,961
                                                                     -----------
HOUSEHOLD/PERSONAL CARE -- 1.8%
--------------------------------------------------------------------------------
Procter & Gamble Co.                                       943            73,967
                                                                     -----------
INDUSTRIAL CONGLOMERATES -- 9.3%
--------------------------------------------------------------------------------
General Electric Co.                                     7,166           343,520
Siemens AG, ADRs                                           400            52,284
                                                                     -----------
                                                                         395,804
                                                                     -----------
INTEGRATED OIL -- 10.4%
--------------------------------------------------------------------------------
BP Amoco plc                                             2,732           130,794
Exxon Mobil Corp.                                        2,514           218,561
Royal Dutch Petroleum Co.                                1,551            93,932
                                                                     -----------
                                                                         443,287
                                                                     -----------
INVESTMENT BANKS/BROKERS -- 1.5%
--------------------------------------------------------------------------------
Morgan Stanley Dean Witter& Co.                            819            64,906
                                                                     -----------
OIL REFINING/MARKETING -- 1.8%
--------------------------------------------------------------------------------
Total Fina SA,  ADRs                                     1,066            77,485
                                                                     -----------
MAJOR BANKS -- 4.1%
--------------------------------------------------------------------------------
Bank America Corp.                                       1,200            55,050
Bank Tokyo MitsubishiLtd., ADRs                          3,300            31,969
Credit Suisse FirstBoston Corp.                            185            35,153
UBS AG                                                     311            50,817
                                                                     -----------
                                                                         172,989
                                                                     -----------
MAJOR TELECOMMUNICATIONS -- 10.3%
--------------------------------------------------------------------------------
AT&T Corp.                                               2,700            46,744
Bellsouth Corp.                                          1,350            55,266
British Telecommunications plc., ADRs                      474            41,120
Deutsche Telekom AG, ADRs                                  900            26,325
France Telecom SA, ADRs                                    287            24,592
SBC Communications Inc.                                  2,448           116,892
Verizon CommunicationsInc                                1,952            97,844
Worldcom Inc.                                            2,082            29,278
                                                                     -----------
                                                                         438,061
                                                                     -----------
MEDIA CONGLOMERATES -- 1.0%
--------------------------------------------------------------------------------
The Walt Disney Co.                                      1,500            43,406
                                                                     -----------
MOTOR VEHICLES -- 3.7%
--------------------------------------------------------------------------------
Daimler-Chrysler AG                                        600            24,720
Ford Motor Co.                                           1,320            30,937
General Motors Corp.                                       400            20,375
Toyota Motor Co.                                         1,285            80,891
                                                                     -----------
                                                                         156,923
                                                                     -----------
MULTI-LINE INSURANCE -- 5.1%
--------------------------------------------------------------------------------
Allianz Aktiengesellschaft, ADRs                         1,034            38,775
American International Group                             1,445           142,423
Axa SA, ADRs                                               464            33,321
                                                                     -----------
                                                                         214,519
                                                                     -----------
PACKAGED SOFTWARE -- 3.4%
--------------------------------------------------------------------------------
Microsoft Corp.                                          3,285           142,487
                                                                     -----------
PHARMACEUTICALS: MAJOR -- 9.2%
--------------------------------------------------------------------------------
Johnson & Johnson Inc.                                     951            99,914
Merck & Co. , Inc.                                       1,668           156,166
Novartis AG, ADRs                                        1,899            84,980
Roche Holdings AG                                            5            50,929
                                                                     -----------
                                                                         391,989
                                                                     -----------

CITI GLOBAL TITANS INDEX FUND
PORTFOLIO OF INVESTMENTS (Continued)                           December 31, 2000

ISSUER                                                   SHARES         VALUE
--------------------------------------------------------------------------------
SEMICONDUCTORS -- 3.2%
--------------------------------------------------------------------------------
Intel Corp.                                              4,587       $   137,897
                                                                     -----------
TELECOMMUNICATIONS EQUIPMENT -- 4.2%
--------------------------------------------------------------------------------
Lucent Technologies Inc.                                 2,400            32,400
Nokia Corp.                                              3,400           147,900
                                                                     -----------
                                                                         180,300
                                                                     -----------
TOBACCO -- 1.7%
--------------------------------------------------------------------------------
Phillip Morris Companies Inc.                            1,629            71,676
                                                                     -----------
WIRELESS TELECOMMUNICATIONS -- 3.7%
--------------------------------------------------------------------------------
Vodafone Group Plc, ADRs                                 4,451           159,400
                                                                     -----------
TOTAL COMMON STOCKS (Identified Cost $4,933,123)                       4,229,379
                                                                     -----------

SHORT-TERM OBLIGATIONS
AT AMORTIZED COST -- 0.0%
--------------------------------------------------------------------------------
Federated Prime Cash Obligation Fund 4.58% due 1/02/01
  (Identified Cost $707)                                                     707
                                                                     -----------

TOTAL INVESTMENTS
  (Identified Cost $4,933,830)                            99.4%      $ 4,230,086
OTHER ASSETS,
  LESS LIABILITIES                                         0.6            27,036
                                                         -----       -----------
NET ASSETS                                               100.0%      $ 4,257,122
                                                         =====       ===========

* Non-income producing security

ADRs -- American Depository Receipts

See notes to financial statements

CITI GLOBAL TITANS INDEX FUND
STATEMENTOFASSETSAND LIABILITIES

DECEMBER 31, 2000
================================================================================
ASSETS:
Investments, at value (Note 1A) (Identified Cost, $4,933,830)        $4,230,086
Foreign currency, at value (Cost, $89)                                       92
Cash                                                                        679
Dividends receivable                                                      4,361
Receivable for shares of beneficial interest sold                         3,000
Interest receivable                                                          38
Receivable from the Manager                                              84,218
--------------------------------------------------------------------------------
  Total assets                                                        4,322,474
--------------------------------------------------------------------------------
LIABILITIES:
Accrued expenses and other liabilities                                   65,352
--------------------------------------------------------------------------------
NET ASSETS                                                           $4,257,122
================================================================================
NET ASSETS CONSIST OF:
Paid-in capital                                                      $4,981,376
Unrealized depreciation of investments                                 (703,741)
Accumulated net realized loss on investments                            (22,649)
Undistributed net investment income                                       2,136
--------------------------------------------------------------------------------
  Total                                                              $4,257,122
================================================================================
COMPUTATION OF SMITH BARNEY SHARES:
Net Asset Value, offering price and redemption price
  per share($17,039/1,985 shares outstanding)                             $8.58
================================================================================
COMPUTATION OF CITI SHARES:
Net Asset Value and offering price and redemption price
  per share($4,240,083/495,554 shares outstanding)                        $8.56
================================================================================

See notes to financial statements

CITI GLOBAL TITANS INDEX FUND
STATEMENT OF OPERATIONS

FOR THE PERIOD SEPTEMBER 5, 2000 (COMMENCEMENT OF OPERATIONS) TO
DECEMBER 31, 2000
================================================================================
INVESTMENT INCOME  (Note 1B):
Dividend Income (net of foreign withholding tax of $414)  $  15,584
Interest Income                                               6,044
--------------------------------------------------------------------------------
                                                                      $  21,628
--------------------------------------------------------------------------------
EXPENSES:
Management fees (Note 2)                                  $   5,145
Distribution fees Smith Barney Index Shares (Note 3)             12
Custody and fund accounting fees                             24,602
Legal fees                                                   23,280
Audit fees                                                   16,000
Shareholder reports                                          12,740
Licensing fees                                               10,000
Transfer agent fees                                           7,572
Registration fees                                             1,319
Trustees fees                                                 1,300
Other                                                         5,734
--------------------------------------------------------------------------------
   Total expenses                                              107,704
Less: expenses assumed by the Manager (Note 7)              (84,218)
Less: aggregate amount waived by the Manager (Note 2)        (4,557)
--------------------------------------------------------------------------------
   Net expenses                                                          18,929
--------------------------------------------------------------------------------
Net investment income                                                     2,699
--------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss from investment transactions              (23,212)
Unrealized depreciation                                    (703,741)
--------------------------------------------------------------------------------
Net realized and unrealized loss on investments                        (726,953)
--------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                  $(724,254)
================================================================================

See notes to financial statements

CITI GLOBAL TITANS INDEX FUND
STATEMENT OF CHANGES IN NET ASSETS


                                                                 FOR THE PERIOD
                                                               SEPTEMBER 5, 2000
                                                                (COMMENCEMENT OF
                                                                 OPERATIONS) TO
                                                               DECEMBER 31, 2000
================================================================================
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income                                            $     2,699
Net realized loss on investment transactions                         (23,212)
Unrealized depreciation                                             (703,741)
--------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                (724,254)
--------------------------------------------------------------------------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST (Note 5):
SMITH BARNEY SHARES*
Net proceeds from sale of shares                                      42,685
Net asset value of shares issued to shareholders from
  reinvestment of dividends                                               --
Cost of shares repurchased                                           (21,714)
--------------------------------------------------------------------------------
  Total Smith Barney Shares                                           20,971
--------------------------------------------------------------------------------
CITI SHARES**
Net proceeds from sale of shares                                   5,000,295
Net asset value of shares issued to shareholders from
  reinvestment of dividends                                               --
Cost of shares repurchased                                           (39,890)
--------------------------------------------------------------------------------
  Total Citi Shares                                                4,960,405
--------------------------------------------------------------------------------
Net increase in net assets from transactions in shares
  of beneficial interest                                           4,981,376
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS                                         4,257,122
--------------------------------------------------------------------------------
NET ASSETS:
Beginning of period                                                       --
--------------------------------------------------------------------------------
End of period
  (including undistributed net investment income of $2,699)      $ 4,257,122
================================================================================

 * September 11, 2000 (Commencement of Operations) to December 31, 2000.

** September 5, 2000 (Commencement of Operations) to December 31, 2000.

See notes to financial statements

CITI GLOBAL TITANS INDEX FUND
FINANCIAL HIGHLIGHTS

                                                                  CITI SHARES
                                                               -----------------
                                                                 FOR THE PERIOD
                                                               SEPTEMBER 5, 2000
                                                                (COMMENCEMENT OF
                                                                 OPERATIONS) TO
                                                               DECEMBER 31, 2000
================================================================================
Net Asset Value, beginning of period                               $ 10.00
--------------------------------------------------------------------------------
Income From Operations:
Net investment income                                                0.010
Net realized and unrealized loss on investments                     (1.450)
--------------------------------------------------------------------------------
  Total from operations                                             (1.440)
--------------------------------------------------------------------------------
Less Dividends From:
Net investment income                                                   --
Net realized gains on investments                                       --
--------------------------------------------------------------------------------
  Total distributions                                                   --
--------------------------------------------------------------------------------
Net Asset Value, end of period                                     $  8.56
================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)                          $ 4,240
Ratio of expenses to average net assets                               1.29%+
Ratio of net investment income to average net assets                  0.22%*
Portfolio turnover                                                       8%
Total return                                                        (14.40)%**

Note: If Agents of the Fund had not voluntarily agreed to waive all or a portion of their fees for the period, the expenses were not reduced for fees paid indirectly, the Manager had not voluntarily assumed expenses, the net investment income per share and the ratios would have been as follows:


Net investment loss per share                                      $(0.172)
RATIOS:
Expenses to average net assets                                        7.32%*
Net investment loss to average net assets                            (5.81)%*
================================================================================

  *  Annualized

 **  Not annualized

See notes to financial statements

CITI GLOBAL TITANS INDEX FUND
NOTES TO FINANCIAL STATEMENTS


1. SIGNIFICANT ACCOUNTING POLICIES Citi Global Titans Index Fund (the "Fund") is a separate non-diversified series of CitiFunds Trust I (the "Trust"), a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Fund offers two classes of shares: the Smith Barney Shares, which commenced operations on September 11, 2000, and the Citi Shares, which commenced operations on September 5, 2000. The investment manager of the Fund is SSB Citi Fund Management LLC ("SSBC").

     The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     The significant accounting policies consistently followed by the Fund are as follows:

     A. INVESTMENT SECURITY VALUATIONS Equity securities in the portfolio are valued at the last sale price on the exchange on which they are primarily traded, or at the quoted bid price for securities in which there were no sales during the day or for unlisted securities not reported on the NASDAQ system. Securities listed on a foreign exchange are valued at the last quoted sale price available. Short-term obligations maturing in sixty days or less, are valued at amortized cost, which constitutes fair value as determined by the Trustees. Portfolio securities for which there are no such quotations of valuations are valued at fair value as determined in good faith by or at the direction of the Trustees. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the New York Stock Exchange and may also take place on days which the New York Stock Exchange is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time of Fund valuation, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Trustees.

     B. FOREIGN CURRENCY TRANSLATION The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Translation of foreign currency includes net exchange gains and losses, disposition of foreign currency and the difference between the amount of investment income, expenses and foreign taxes withheld recorded and the actual amount received or paid.

CITI GLOBAL TITANS INDEX FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

     C. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS The Fund may enter into forward foreign currency exchange contracts ("contracts") in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Fund could be exposed to risks if the counter-parties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

     D. INCOME Interest income consists of interest accrued and discount earned, adjusted for amortization of premium or discount on long-term debt securities when required for U.S. federal income tax purposes. Dividend income is recorded on the ex-dividend date.

     E. FEDERAL TAXES The Fund's policy is to comply with the provisions of the Internal Revenue Code available to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investment transactions. Accordingly, no provision for federal income or excise tax is necessary. At December 31, 2000, the Fund, for federal income tax purposes, had a capital loss carryover of $6,543 which will expire on December 31, 2008. Such capital loss carryover will reduce the Fund's taxable income arising from future net realized gain on investment transactions, if any, to the extent permitted by the Internal Revenue code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax.

     F. DISTRIBUTIONS The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains. For the period ended December 31, 2000, the Fund reclassified $563 from net investment income to accumulated net realized loss on investments.

     G. EXPENSES The Fund bears all costs of its operations other than expenses specifically assumed by SSBC. Expenses incurred by the Trust with respect to any two or more funds or series are allocated in proportion to the average net assets of each fund, except when allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund.

CITI GLOBAL TITANS INDEX FUND
NOTES TO FINANCIAL STATEMENTS

     H. OTHER Investment transactions are accounted for on the date the investments are purchased or sold. Realized gains and losses are determined on the identified cost basis. Distributions to shareholders and shares issuable to shareholders electing to receive distributions in shares are recorded on the ex-dividend date.

2. MANAGEMENT FEES SSBC is a subsidiary of Citigroup Inc. ("Citigroup") and acts as investment manager to the Fund. The management fee is computed at an annual rate of 0.35% of the average daily net assets. SSBChas delegated the daily management of the Fund to State Street Bank and Trust Company, which will act as subadviser through its State Street Global Advisors division. The management fees paid amounted to $5,145, of which $4,557 was waived for the period ended December 31, 2000. The Trust pays no compensation directly to any Trustee or any other officers who is affiliated with the Manager, all of whom receive remuneration for their services to the Trust from the Manager or its affiliates.

3. DISTRIBUTION FEES Salomon Smith Barney Inc. acts as the Funds distributor. Salomon Smith Barney Inc. ("SSB"), is a subsidiary of Salomon Smith Barney Holding Inc. ("SSBH"), as well as certain other broker-dealers, continues to sell Fund shares to the public as a member of the selling group.

     Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Fund's transfer agent and Boston Financial Data Services ("BFDS") acts as the Fund's sub-transfer agent. CFTC receives fees and asset-based fees that vary according to the account size and type of account. BFDSis responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. For the period ended December 31, 2000, the Fund paid transfer agent fees of $12,611 to CFTC.

     Pursuant to a Distribution Plan, the Fund pays a service fee with respect to Smith Barney Shares calculated at an annual rate of 0.20% of the average daily net assets. The Service Fee amounted to $12 for the period ended December 31, 2000.

4. PURCHASES AND SALES OF INVESTMENTS Purchases and sales of investments, other than short-term obligations, aggregated $5,324,220 and $368,448, respectively, for the year ended December 31, 2000.

5. FEDERAL INCOME TAX BASIS OF INVESTMENTS The cost and unrealized appreciation (depreciation) in value of the investment securities owned at December 31, 2000, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                       $4,949,936
================================================================================
Gross unrealized appreciation                                        $  199,556
Gross unrealized depreciation                                          (919,403)
--------------------------------------------------------------------------------
Net unrealized depreciation                                          $ (719,847)
================================================================================

CITI GLOBAL TITANS INDEX FUND
NOTES TO FINANCIAL STATEMENTS (Continued)


6. SHARES OF BENEFICIAL INTEREST The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in shares of beneficial interest were as follows:

                                                                 FOR THE PERIOD
                                                               SEPTEMBER 5, 2000
                                                                (COMMENCEMENT OF
                                                                 OPERATIONS) TO
                                                               DECEMBER 31, 2000
================================================================================
SMITH BARNEY SHARES*
Shares sold                                                           4,525
Shares issued to shareholders from
  reinvestment of distributions                                          --
Shares repurchased                                                   (2,540)
--------------------------------------------------------------------------------
Smith Barney net increase                                             1,985
================================================================================
CITI SHARES**
Shares sold                                                         500,031
Shares issued to shareholders from
  reinvestment of distributions                                          --
Shares repurchased                                                   (4,477)
--------------------------------------------------------------------------------
Citi net increase                                                   495,554
================================================================================

 * September 11, 2000 (Commencement of Operations) to December 31, 2000.

** September 5, 2000 (Commencement of Operations) to December 31, 2000.

7. ASSUMPTION OF EXPENSES SSBC has voluntarily agreed to pay a portion of the unwaived expenses of the Fund for the year ended December 31, 2000, which amounted to $84,218.

CITI GLOBAL TITANS INDEX FUND
INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Trustees of the Citi Global Titans Index Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Citi Global Titans Index Fund of CitiFunds Trust I as of December 31, 2000, the related statement of operations, changes in net assets and financial highlights for the period September 5, 2000 (Commencement of Operations) through December 31, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Citi Global Titans Index Fund as of December 31, 2000, the results of its operations, the changes in its net assets and financial highlights for the period September 5, 2000 through December 31, 2000, in conformity with accounting principles generally accepted in the United States of America.


                                                                    /s/ KPMG LLP




New York, New York
February 9, 2001

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










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


TRUSTEES AND OFFICERS
Elliott J. Berv
Donald M. Carlton
A. Benton Cocanougher
Mark T. Finn
Riley C. Gilley
Stephen Randolph Gross
Diana R. Harrington
Susan B. Kerley
Heath B. McLendon*, PRESIDENT
Alan G. Merten
C. Oscar Morong, Jr., CHAIRMAN
R. Richardson Pettit
Walter E. Robb, III
E. Kirby Warren

SECRETARY
Robert I. Frenkel*

TREASURER
Lewis E. Daidone*

  * AFFILIATED PERSON OF INVESTMENT MANAGER

INVESTMENT MANAGER
SSB Citi Fund Management LLC

DISTRIBUTOR
Salomon Smith Barney Inc.

TRANSFER AGENT
Citi Fiduciary Trust Company
125 Broad Street, New York, NY 10004

SUB-TRANSFER AGENT AND CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

AUDITORS
KPMG LLP

This report is prepared for the information of shareholders of Citi Global Titans Index Fund. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus of Citi Global Titans Index Fund.


(C) 2001 Citicorp   [RECYCLE LOGO] Printed on recycled paper        FD02217 2/01

ANNUAL REPORT

DECEMBER 31, 2000

CITI U.S. BOND
     INDEX SHARES
     A CLASS OF SHARES OF CITI U.S. BOND INDEX FUND

                                                                [CitiFunds Logo]

   --------------------------------------------------------------------------
   INVESTMENT PRODUCTS: NOT FDIC INSURED o NO BANK GUARANTEE o MAY LOSE VALUE
   --------------------------------------------------------------------------

TABLE OF CONTENTS



Letter to Our Shareholders                                                     1
--------------------------------------------------------------------------------
Portfolio Environment and Outlook                                              2
--------------------------------------------------------------------------------
Fund Facts                                                                     4
--------------------------------------------------------------------------------
Portfolio Highlights                                                           4
--------------------------------------------------------------------------------
Fund Performance                                                               5
--------------------------------------------------------------------------------
Portfolio of Investments                                                       6
--------------------------------------------------------------------------------
Statement of Assets and Liabilities                                           11
--------------------------------------------------------------------------------
Statement of Operations                                                       12
--------------------------------------------------------------------------------
Statement of Changes in Net Assets                                            13
--------------------------------------------------------------------------------
Financial Highlights                                                          14
--------------------------------------------------------------------------------
Notes to Financial Statements                                                 15
--------------------------------------------------------------------------------
Independent Auditors' Report                                                  18
--------------------------------------------------------------------------------

LETTER TO OUR SHAREHOLDERS


[PHOTO OMITTED]



Dear Shareholder:

     We are pleased to present the annual report for the Citi(SM) U.S. Bond Index Fund (the "Fund") for the period ended December 31, 2000. In this report, we summarize the economic and market conditions that prevailed during 2000. A detailed summary of the Fund's performance and holdings as of December 31, 2000 can be found in the sections that follow. We hope you find this report to be useful and informative.

     The Fund seeks to provide investment results that, before fees and expenses, correspond to the performance of the Lehman Brothers Aggregate Bond Index (Lehman Bond Index). The Lehman Bond Index measures the total universe of the public investment-grade fixed income securities in the U.S., including government, corporate, mortgage-backed, asset-backed, and international U.S. dollar-denominated bonds, all with maturities of over one year.

     Thank you for your investment in the Citi U.S. Bond Index Shares, a class of shares of the Citi U.S. Bond Index Fund.

Sincerely,


/s/ Heath B. McLendon



Heath B. McLendon
President
January 5, 2001




Citi is a service mark of Citicorp.

PORTFOLIO ENVIRONMENT AND OUTLOOK

     For the period from inception on September 5, 2000 through December 31, 2000, Citi U.S. Bond Index Shares produced a total return of 4.68%. In comparison, the Lehman Brothers Aggregate Bond Index (the "Index") returned 4.50% over the same period. While the Fund outperformed the Index during this period, we want to point out that this is unusual. Over the long term, the Fund aims to achieve returns that replicate those of the Index. However, since the Fund has fees and expenses which the Index does not, the Fund's performance may slightly lag that of the Index. Investors in index funds such as this should remember that the performance of the Fund is intended to correspond to the performance of the Index in good and bad markets, over the short and long term.

     THE U.S. ECONOMY GREW ROBUSTLY DURING THE FIRST SIX MONTHS OF 2000. In response, the Federal Reserve Board (the "Fed") raised short-term interest rates three times during the first half of 2000, for a total increase during the reporting period of 1.00%. Most areas of the U.S. bond market -- with the notable exception of U.S. Treasury securities -- languished in this environment because of concerns regarding a possible inflation, which has the potential of eroding the value of bond's future principal and interest payments.

     By contrast, during the second half of the year, most areas of the bond market benefited when signs of an economic slow-down caused interest rates to decline. Economic growth fell from a 5.6% annualized rate in the second quarter of 2000 to just 2.2% in the third quarter, the weakest performance in four years. With inflation perceived by many to be no longer a serious threat, high-quality bond prices rose overall.

     THE U.S BOND MARKET GENERALLY ENJOYED A SOLID YEAR IN 2000. In addition to benefiting from slower economic growth later in the year, U.S Treasury and agency securities responded positively early in the year to supply-and-demand factors. High-quality corporate bonds, mortgage-backed securities, asset-backed securities and U.S. dollar-denominated foreign government bonds also provided relatively attractive returns. Investment-grade corporate bonds had a relatively volatile and difficult year, primarily because of credit concerns related to a declining stock market and a slower economy.

     What factors enabled U.S. Treasury securities to perform well during the reporting period? During the first quarter of 2000, the federal government announced that it would buy back $30 billion of long-term U.S. Treasury bonds and would borrow less in the future, leading to a decrease in the supply of U.S. Treasury securities. Yet, at the same time, demand rose from domestic and international investors seeking to protect wealth derived from the strong economy.

     In addition, when inflation concerns began to adversely affect the stock market in the spring, additional demand was created as investors engaged in a "flight to quality," shifting assets from stock to relatively safe havens in the bond market. These influences caused long-term U.S. Treasury bond yields to fall below those of shorter-term bonds, resulting in a condition known as an INVERTED YIELD CURVE.

This condition persisted until late in the year, when hints that the Fed might begin to reduce interest rates caused short-term yields to decline, essentially "catching up" to their long-term counterparts.

     U.S. government agency securities were significantly influenced by political events early in the year. Certain government officials questioned the investment policies of FNMA ("Fannie Mae") and FHLMC ("Freddie Mac"), causing the prices of these agencies' securities -- which are indirect obligations to the U.S. government -- to fall temporarily. These troubles caused many investors to shift assets into GNMA securities, which are direct government obligations, which enhanced the performance of GNMAs. However, Fannie Mae and Freddie Mac securities subsequently rallied strongly as political concerns abated. Strong real estate markets boosted the performance of non-agency mortgage-backed securities as well, including commercial mortgage-backed securities, and certain asset-backed securities.

     Although corporate bonds represented the worst-performing market sector of 2000, generally those rated single-A or above fared relatively well, while triple-B credits did relatively poorly. On one hand, investors tended to shy away from corporate debt as the economy weakened. On the other hand, corporate bond yields were quite high compared to government bond yields, attracting interest from institutional investors and individuals seeking high levels of current income.

     The popular question these days is how long the current slowdown will last and how much the Fed will have to cut rates to stimulate a turnaround in the economy. The pace and extent of the rate cuts should be major factors that determine how much lower rates can go. In the aftermath of the rather aggressive Fed rate cuts totalling 100 basis points early in 2001, we expect ultimately a low federal funds rate of about 5% in this easing cycle. We also expect that yields will decline even more from current levels. With respect to corporate bonds, we think the Fed will need to continue to lower rates aggressively in order to maintain confidence among corporate bond investors.

     The broad mix of financial conditions, especially as reflected in equities and credit spreads, will be a key indication of how soon a recovery can begin. At present, financial conditions are improving only haltingly and are, on balance, considerably tighter than normal, suggesting that economic activity will be sluggish into midyear. We therefore expect the bond market to perform well through midyear, while the risks of possibly higher inflation from strong economic growth may begin to negatively impact the bond market in the latter half of 2001.

FUND FACTS

FUND OBJECTIVE

The Fund's goal is to provide investment results that, before fees and expenses, correspond to the performance of the Lehman Brothers Aggregate Bond Index.

INVESTMENT MANAGER                           DIVIDENDS
SSB Citi Fund Management LLC                 Paid monthly, if any

SUBADVISER                                   CAPITAL GAINS
State Street Bank & Trust Company            Distributed annually, if any
through its State Street Global
Advisors division

NET ASSETS AS OF 12/31/00                    INDEX
Citi Shares                                  Lehman Brothers Aggregate
$20.9 million                                Bond Index


PORTFOLIO HIGHLIGHTS

PORTFOLIO DIVERSIFICATION AS OF DECEMBER 31, 2000

[Data below represents a pie chart in the printed piece]

*Short-Term                                     2%
Domestic Corporations                          18%
Mortgage Backed Securities/Passthroughs        26%
Government National Mortgage Association        7%
Yankee Bonds                                    2%
United States Treasury Bonds                   11%
United States Treasury Notes                   15%
United States Agency Obligations               19%


* Includes cash and net other assets

FUND PERFORMANCE
TOTAL RETURNS

                                                                       SINCE
                                                                       9/5/00
ALL PERIODS ENDED DECEMBER 31, 2000                                 (INCEPTION)*
================================================================================
Citi Shares                                                            4.68%
Lehman Brothers Aggregate Bond Index                                   4.50%

* Not Annualized


GROWTH OF $10,000 INVESTED IN THE CITI SHARES
VS. LEHMAN BROTHERS AGGREGATE BOND INDEX
SEPTEMBER 5, 2000 (COMMENCEMENT OF OPERATIONS) - DECEMBER 31, 2000.

        [The table below represents a line chart in the printed piece.]

             Lehman Brothers
              Aggregate Bond
                  Index           Citi Shares
                  -----           -----------
9/5/00            10000              10000
9/30/00           10027              10036.2
10/31/00          10093.2            10103.6
11/30/00          10258.7            10268.2
12/31/00          10449.5            10468.4



A $10,000 investment in the Citi Share class of the Fund made on inception date would have been $10,468 (as of 12/31/00). The graph shows how the performance of the Citi Shares compares to the Index, its benchmark, over the same period.


The graph assumes all dividends and distributions are reinvested at Net Asset Value.

All Fund performance numbers represent past performance and are no guarantee of future results. The Fund's share price and investment return will fluctuate, so that the value of an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns include change in share price and reinvestment of dividends and distributions, if any. Total return figures are provided in accordance with SEC guidelines for comparative purposes for prospective investors and reflect certain voluntary fee waivers which may be terminated at any time. If the waivers were not in place, the Fund's returns would have been lower. Investors may not invest directly in an index.

"Lehman Brothers Aggregate Bond Index"(SM) is a trademark of Lehman Brothers. The Fund is not sponsored, endorsed, sold or promoted by the Index, and the Index is not in any way affiliated with the Fund. The sponsor of the Index makes no representation or warranty, implied or express, regarding the advisability of investing in the Fund.

CITI U.S. BOND INDEX FUND
PORTFOLIO OF INVESTMENTS                                       December 31, 2000

                                           PRINCIPAL
                                             AMOUNT
ISSUER                                   (000'S OMITTED)                VALUE
--------------------------------------------------------------------------------
FIXED INCOME -- 120.3%
--------------------------------------------------------------------------------
CORPORATE BONDS -- 17.9
--------------------------------------------------------------------------------
Abn Amro Bank
  7.25% due 5/31/05                           30                     $    31,045
AT&T Corp.,
  5.625% due 3/15/04                          20                          19,065
  6.00% due 3/15/09                           15                          13,417
  6.50% due 3/15/29                           30                          23,978
Abbey National Plc
  6.69% due 10/17/05                          15                          15,184
Abitibi Consolidated Inc.
  8.85% due 8/01/30                           10                           9,536
Alcoa Inc.
  7.375% due 8/01/10                           5                           5,278
All State Corp.
  7.20% due 12/01/09                          25                          25,803
Anheuser Busch Cos Inc.
  7.10% due 6/15/07                           25                          25,700
Archer Daniels Midland Co.
  7.50% due 3/15/27                           20                          19,650
Associates Corp.
  5.75% due 11/01/03                          30                          29,630
  6.25% due 11/01/08                          15                          14,535
Atlantic Richfield Co.
  5.55% due 4/15/03                           20                          19,878
BSCH Issuances Ltd
  7.625% due 9/14/10                           5                           5,021
Bank Of America
  7.80% due 2/15/10                           30                          31,221
Bank New York Inc.
  6.50% due 12/01/03                          10                          10,087
Bank One Corp.
  7.625% due 8/01/05                          20                          20,712
  7.875% due 8/01/10                          30                          31,251
Bankamerica Corp.
  6.625% due 6/15/04                          40                          40,351
Bear Stearns Cos Inc.
  7.625% due 2/01/05                          20                          20,717
  7.80% due 8/15/07                           25                          25,827
Bellsouth Capital Funding Corp.
  7.75% due 2/15/10                           20                          21,182
  7.875% due 2/15/30                           5                           5,156
British Telecommunications
  7.625% due 12/15/05                         10                          10,117
Burlington Northern Corp.
  6.75% due 3/15/29                           25                          22,510
Chase Manhattan Corp .
  7.875% due 6/15/10                          20                          21,248
Chrysler Corp.
  7.45% due 3/01/27                            5                           4,448
Cit Group Inc.
  7.125% due 10/15/04                         30                          29,985
Citigroup Inc.
  5.80% due 3/15/04                           40                          39,554
  6.20% due 3/15/09                           15                          14,566
Coastal Corp.
  7.75% due 6/15/10                           10                          10,571
Coca Cola Enterprises Inc.
  6.95% due 11/15/26                          25                          24,342
Comcast Cable Communications
  8.375% due 5/01/07                          15                          16,273
Conagra Inc.
  8.25% due 9/15/30                            5                           5,478
Conoco Inc.
  6.95% due 4/15/29                           20                          19,486
Cox Communications Inc.
  6.875% due 6/15/05                          15                          15,128
Daimler Chrysler
  7.20% due 9/1/09                            20                          19,116
  6.90% due 9/1/04                            25                          24,623
Delta Air Lines Inc.
  7.90% due 12/15/09                          10                           9,577
  7.57% due 5/18/12                           30                          31,501
Deutsche Bank Financial Inc.
  6.70% due 12/13/06                          15                          15,114
Deutsche Telekom International
  7.75% due 6/15/05                           20                          20,346
  8.00% due 6/15/10                           10                          10,157
  8.25% due 6/15/30                           10                           9,824
Diageo Capital Plc
  6.625% due 6/24/04                          20                          20,185
Disney Walt Co.
  7.30% due 2/8/05                            25                          26,208
Dominion Res Inc.
  7.625% due 7/15/05                          25                          26,102
Dow Chemical Co.
  7.375% due 11/01/29                         10                          10,011
Du Pont E I De Nemours & Co.
  6.875% due 10/15/09                         30                          30,877
Duke Cap Corp.
  7.25% due 10/01/04                          25                          25,591
Dynegy Inc.
  7.45% due 7/15/06                           25                          25,502
Edison International
  6.875% due 9/15/04                          20                          16,323
El Paso Energy Corp.
  6.75% due 5/15/09                           10                           9,897
Emerson Elec Co.
  7.875% due 6/01/05                          15                          16,083
Enersis S A
  7.40% due 12/01/16                           5                           4,508
Enron Corp.
  7.375% due 5/15/19                          10                          10,101

CITI U.S. BOND INDEX FUND PORTFOLIO
PORTFOLIO OF INVESTMENTS                                       December 31, 2000


                                           PRINCIPAL
                                             AMOUNT
ISSUER                                   (000'S OMITTED)                VALUE
--------------------------------------------------------------------------------
CORPORATE BONDS -- CONT'D
--------------------------------------------------------------------------------
Eop Oper Ltd Partnership
  7.375% due 11/15/03                         30                     $    30,486
  7.75% due 11/15/07                          20                          20,504
Federated Dept Stores Inc Del
  6.90% due 4/01/29                           10                           7,975
First Union Corp.
  7.55% due 8/18/05                           75                          77,345
Fleetboston Financial Corp.
  7.25% due 9/15/05                           20                          20,567
Ford Motor Co.
  6.375% due 2/01/29                           5                           4,044
  7.45% due 7/16/31                           45                          41,650
Ford Motor Credit Co.
  5.75% due 2/23/04                           40                          38,962
6.70% due 7/16/04                             30                          29,983
  7.375% due 10/28/09                         30                          29,924
  7.50% due 6/15/03                           50                          51,157
  7.875% due 6/15/10                          30                          30,860
GTE Corp.
  6.94% due 4/15/28                           35                          32,120
General Electric Capital Corp.
  6.80% due 11/01/05                          25                          25,851
  7.00% due 2/03/03                           60                          61,412
  7.375% due 1/19/10                          20                          21,592
General Motors Acceptance Corp.
  5.85% due 1/14/09                           40                          36,659
  6.85% due 6/17/04                           40                          40,170
Georgia-Pacific Corp.
  7.75% due 11/15/29                          10                           8,107
Goldman Sachs Group Inc.
  7.625% due 8/17/05                          25                          26,067
Heller Financial Inc.
  7.875% due 5/15/03                          25                          25,641
Hewlett Packard Co.
  7.15% due 6/15/05                           10                          10,299
Honeywell International Inc.
  7.50% due 3/01/10                           10                          10,837
Household Finance Corp.
  6.00% due 5/01/04                           20                          19,638
  7.875% due 3/01/07                          25                          26,271
  8.00% due 5/09/05                           25                          26,216
International Business Machines
  6.50% due 1/15/28                            5                           4,556
International Paper Co.
  8.00% due 7/08/03                           50                          51,873
  8.125% due 7/08/05                          20                          20,765
Koninklijke Kpn
  8.375% due 10/01/30                          5                           4,575
  7.00% due 5/01/18                            5                           4,685
  8.05% due 2/01/10                           25                          26,546
Lehman Bros Holdings
  7.75% due 1/15/05                           40                          41,422
Lockheed Martin Corp.
  7.875% due 3/15/23                          20                          19,215
  8.50% due 12/01/29                          10                          11,317
Lucent Technologies Inc.
  6.45% due 3/15/29                           10                           6,734
MTR Corp. Ltd
  7.50% due 11/08/10                          25                          25,943
Marconi Plc
  7.75% due 9/15/10                           10                           9,597
  8.375% due 9/15/30                           5                           4,553
Martin Marietta Corp.
  6.50% due 4/15/03                           10                          10,003
MBNA America Bank
  7.75% due 9/15/05                           10                          10,220
Merrill Lynch & Co Inc.
  6.00% due 2/12/03                           50                          49,816
  6.375% due 10/15/08                         15                          14,659
  6.875% due 11/15/18                          5                           4,694
Mid American Funding Llc
  6.927% due 3/01/29                           5                           4,513
Morgan J P & Co Inc.
  5.75% due 2/25/04                           25                          24,600
Morgan Stanley Group Inc.
  5.625% due 1/20/04                          50                          49,064
Motorola Inc.
  6.50% due 11/15/28                          10                           8,406
Nabisco Inc.
  7.05% due 7/15/07                           50                          49,180
Nationsbank Corp.
  6.80% due 3/15/28                           10                           8,664
News American Holdings Inc.
  9.25% due 2/01/13                           10                          10,713
  8.00% due 10/17/16                          10                           9,038
News American Inc.
  7.625% due 11/30/28                          5                           4,286
Niagara Mohawk Power Corp.
  7.75% due 10/01/08                          10                          10,403
Nisource Finance Corp.
  7.50% due 11/15/03                          50                          50,731
  7.625% due 11/15/05                        150                         154,620
Norfolk Southern Corp.
  7.80% due 5/15/27                           30                          30,609
Norsk Hydro A S
  7.25% due 9/23/27                           10                           9,754
Occidental Petroleum Corp.
  7.375% due 11/15/08                         10                          10,276

CITI U.S. BOND INDEX FUND PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)                           December 31, 2000


                                           PRINCIPAL
                                             AMOUNT
ISSUER                                   (000'S OMITTED)                VALUE
--------------------------------------------------------------------------------
CORPORATE BONDS -- CONT'D
--------------------------------------------------------------------------------
Pacific Gas & Elecectric Co.
  8.375% due 5/01/2025                        15                     $    13,074
  7.375% due 11/01/05                         10                           8,344
Pepsi Bottling Group Inc.
  7.00% due 3/01/29                           10                           9,863
Petroleum Geo Svcs
  7.125% due 3/30/28                           5                           4,069
Philip Morris Cos Inc.
  7.00% due 7/15/05                           35                          34,952
Phillips Petroleum Co.
  7.00% due 3/30/29                           10                           9,536
  8.50% due 5/25/05                           10                          10,819
  8.75% due 5/25/10                           20                          22,885
PPG Industries Inc.
  7.05% due 8/15/09                           20                          19,481
Procter & Gamble Co.
  6.60% due 12/15/04                          25                          25,674
Qwest Capital Funding Inc.
  7.75% due 8/15/06                           40                          41,673
Raytheon Co.
  6.50% due 7/15/05                           20                          19,900
  6.55% due 3/15/10                           25                          24,388
    5.70% due 11/01/03                        10                           9,758
Rohm & Haas Co.
  7.40% due 7/15/09                           10                          10,246
Royal Kpn Nv
  8.00% due 10/01/10                           5                           4,831
  7.50% due 10/01/05                           5                           4,832
Safeway Inc.
  6.05% due 11/15/03                          20                          19,827
  7.50% due 9/15/09                           10                          10,445
Southern Ca Edison Co.
  7.20% due 11/03/03                          25                          21,288
Sprint Cap Corp.
  6.875% due 11/15/28                         20                          16,172
  6.90% due 5/01/19                           10                           8,394
Suntrust Banks Inc.
  6.125% due 2/15/04                          20                          19,825
  7.75% due 5/01/10                           10                          10,489
Telefonica Europe Bv
  7.35% due 9/15/05                           20                          20,205
  7.75% due 9/15/10                           25                          25,315
  8.25% due 9/15/30                            5                           4,992
Texaco Cap Inc.
  5.50% due 1/15/09                           15                          14,305
Time Warner Inc.
  6.625% due 5/15/29                          25                          22,396
  8.11% due 8/15/06                           80                          85,638
  9.125% due 1/15/13                          20                          23,246
Tosco Corp.
  8.125% due 2/15/30                          15                          16,138
TXU Eastern Funding Co.
  6.45% due 5/15/25                           15                          14,594
Tyco Intl Group
  6.375% due 6/15/05                          20                          19,932
  6.875% due 1/15/29                           5                           4,628
U S West Capital Funding Inc.
  6.875% due 7/15/28                          10                           8,832
U.S. West Communications Inc.
  7.20% due 11/01/04                          25                          25,422
Unilever Capital Corp.
  6.875% due 11/01/05                         60                          61,945
Union Pacific Corp.
  6.625% due 2/01/29                          10                           8,967
Union Pacific Resource Group Inc.
  7.95% due 4/15/29                           10                          10,681
United Airlines Pass-Thru
  7.186% due 4/01/11                          15                          15,299
United Technologies Corp.
  7.125% due 11/15/10                         10                          10,552
  7.50% due 9/15/29                           10                          10,663
U.S. Airways Passthru Trusts
  7.89% due 3/01/19                           10                          10,430
Valero Energy Corp New
  8.75% due 6/15/30                            5                           5,518
Verizon Global Funding Corp.
  6.75% due 12/01/05                          10                          10,100
  7.25% due 12/01/10                          10                          10,209
  7.75% due 12/01/30                           5                           5,124
Viacom Inc.
  7.75% due 6/01/05                           50                          51,901
  7.875% due 7/30/30                          25                          25,617
Vodafone Airtouch Plc
  7.75% due 2/15/10                           20                          20,697
Wachovia Corp.
  6.875% due 10/15/03                         50                          50,638
Wal Mart Stores Inc.
  6.875% due 8/10/09                          60                          62,615
  7.55% due 2/15/30                           20                          22,146
Wells Fargo &Co
  7.25% due 8/24/05                           15                          15,558
  7.55% due 6/21/10                           20                          21,206
  7.00% due 11/1/05                           10                          10,271
Weyerhaeuser Co.
  6.95% due 10/01/27                          10                           8,638
Williams Cos Inc.
  7.625% due 7/15/19                          20                          19,790
Worldcom Inc.
  6.40% due 8/15/05                           40                          38,510
  8.25% due 5/15/10                           15                          15,527
                                                                     -----------
                                                                       3,758,953
                                                                     -----------

CITI U.S. BOND INDEX FUND PORTFOLIO
PORTFOLIO OF INVESTMENTS                                       December 31, 2000

                                           PRINCIPAL
                                             AMOUNT
ISSUER                                   (000'S OMITTED)                VALUE
--------------------------------------------------------------------------------
MORTGAGE OBLIGATIONS -- 33.4%
--------------------------------------------------------------------------------
MORTGAGE BACKED SECURITIES/PASSTHROUGHS -- 25.8%
--------------------------------------------------------------------------------
Federal Express Corp.Trust
  6.72% due 1/15/22                           10                     $     9,796
Federal Home Loan Mortgage Corp.
  7.50% due TBA                            2,300                       2,335,213
Federal National Mortgage Association
  6.50% due TBA                            2,100                       2,071,125
  6.00% due 2/01/15                          495                         488,434
  7.00% due 9/01/15                          495                         500,243
                                                                     -----------
                                                                       5,404,811
                                                                     -----------
GOVERNMENT NATIONAL
MORTGAGE ASSOCIATION -- 7.6%
--------------------------------------------------------------------------------
  6.00% due 1/15/29                          569                         551,674
  6.00% due 5/15/29                          121                         117,269
  8.00% due 9/15/30                          607                         622,887
  8.00% due 11/15/30                         293                         300,646
                                                                     -----------
                                                                       1,592,476
                                                                     -----------
Total Mortgage Obligations                                             6,997,287
                                                                     -----------

YANKEE BONDS -- 2.6%
--------------------------------------------------------------------------------
British Telecommunications
  8.125% due 12/15/10                         10                          10,110
Canadian National Royal Co
  6.90% due 7/15/28                           20                          18,693
Canada Government
  6.375% due 11/30/04                         35                          35,781
Chile Republic
  6.875% due 4/28/09                           5                           4,863
Italy Republic
  6.875% due 9/27/23                          20                          20,659
Italy Republic
  7.25% due 2/07/05                           40                          42,123
Korea Republic
  8.875% due 4/15/08                          20                          21,539
Malaysia
  8.75% due 6/01/09                           10                          10,851
Manitoba Prov Cda
  7.50% due 2/22/10                           20                          21,916
Mexico United Mexican Sts
  9.875% due 1/15/07                          35                          37,013
Mexico United Mexican Sts
  11.375% due 9/15/16                         30                          35,010
Mexico United Mexican Sts
  11.50% due 5/15/26                           5                           6,088
Ontario Province of Canada
  6.00% due 2/21/06                           50                          50,119
Peoples Republic of China
  7.30% due 12/15/08                          10                          10,286
Quebec Province Canada
  5.75% due 2/15/09                           15                          14,442
Quebec Province of Canada
  7.50% due 9/15/29                           35                          37,352
Asian Development Bank
  7.50% due 5/31/05                           50                          53,083
Inter-American Development Bank
  7.375% due 1/15/10                          30                          32,775
International Bank For Recon & Development
  5.625% due 3/17/03                          50                          49,947
  7.625% due 1/19/23                          20                          22,373
                                                                     -----------
                                                                         535,023
                                                                     -----------
UNITED STATES GOVERNMENT AND OTHER GOVERNMENT OBLIGATIONS -- 44.5%
--------------------------------------------------------------------------------
UNITED STATES TREASURY BONDS -- 11.0%
--------------------------------------------------------------------------------
10.375% due 11/15/12                         100                         128,562
  12.00% due 8/15/13                         100                         141,281
  11.75% due 11/15/14                         50                          72,430
  11.25% due 2/15/15                         100                         156,344
  7.25% due 5/15/16                          150                         176,438
  8.75% due 5/15/17                          100                         134,312
  9.125% due 5/15/18                         100                         139,531
  8.125% due 8/15/19                         100                         129,266
  8.75% due 5/15/20                          125                         171,719
  8.125% due 5/15/21                         150                         195,703
  7.25% due 8/15/22                          100                         120,562
  6.25% due 8/15/23                          100                         108,156
  7.50% due 11/15/24                          50                          62,429
  6.875% due 8/15/25                          75                          87,738
  6.75% due 8/15/26                          100                         115,719
  6.375% due 8/15/27                         100                         110,750
  6.125% due 8/15/29                         186                         202,305
  6.25% due 5/15/30                           50                          55,781
                                                                     -----------
                                                                       2,309,026
                                                                     -----------
UNITED STATES TREASURY NOTES -- 14.7%
--------------------------------------------------------------------------------
  6.25% due 2/28/02                          300                         302,625
  6.125% due 8/31/02                         385                         390,113
  6.00% due 9/30/02                          450                         455,697
  5.50% due 2/28/03                          350                         352,569
  5.25% due 8/15/03                          300                         300,936
  5.875% due 2/15/04                         270                         275,527
  7.25% due 8/15/04                          235                         251,229
  6.75% due 5/15/05                           75                          79,898
  5.625% due 2/15/06                         165                         168,841
  7.00% due 7/15/06                          100                         108,844

CITI U.S. BOND INDEX FUND PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)                           December 31, 2000

                                           PRINCIPAL
                                             AMOUNT
ISSUER                                   (000'S OMITTED)                VALUE
--------------------------------------------------------------------------------
UNITED STATES TREASURY NOTES -- CONT'D
--------------------------------------------------------------------------------
  6.25% due 2/15/07                           50                    $    52,781
  6.125% due 8/15/07                          85                         89,502
  5.50% due 2/15/08                           90                         91,631
  4.75% due 11/15/08                         120                        116,681
  5.75% due 8/15/10                           40                         41,919
                                                                    -----------
                                                                      3,078,793
                                                                    -----------
UNITED STATES AGENCY OBLIGATIONS -- 18.8%
--------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.
  7.00% due 7/15/05                          100                        104,937
  7.00% due 3/15/10                          300                        320,952
  7.375% due 5/15/03                         500                        519,295
                                                                    -----------
                                                                        945,184
                                                                    -----------
Federal National Mortgage Association
  5.125% due 2/13/04                         250                        246,250
  5.75% due 6/15/05                          700                        700,658
  6.25% due 3/17/04                          100                         99,391
  6.625% due 4/15/02                         350                        353,938
  6.63% due 3/20/08                           35                         34,595
  7.08% due 11/17/03                         200                        200,468
  7.125% due 9/19/05                         200                        203,344
  7.125% due 3/15/07                         350                        373,625
  7.125% due 6/15/10                         500                        540,470
  7.25% due 5/15/30                          200                        227,624
                                                                    -----------
                                                                      2,980,363
                                                                    -----------
Israel St
  7.75% due 3/15/10                            5                          5,161
                                                                    -----------
                                                                      3,930,708
                                                                    -----------
SHORT-TERM OBLIGATIONS AT
AMORTIZED COST -- 21.9%
--------------------------------------------------------------------------------
Federal Home Loan Mortgage Discount Note
  5.10% due 1/02/01                        4,400                    $ 4,399,377
Federated Prime Cash Obligation Fund
  6.45% due 1/02/01                          181                        181,410
                                           -----                    -----------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified Cost $4,580,787)                                        4,580,787
                                                                    -----------
TOTAL INVESTMENTS
  (Identified Cost $24,745,362)            120.3%                    25,190,577

OTHER ASSETS,
  LESS LIABILITIES                         (20.3)                    (4,249,157)
                                           -----                    -----------
NET ASSETS                                 100.0%                   $20,941,420
                                           =====                    ===========

See notes to financial statements

CITI U.S. BOND INDEX FUND
STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2000
================================================================================
ASSETS:
Investments, at value (Note 1A) (Identified Cost, $24,745,362)      $25,190,577
Cash                                                                      2,301
Interest receivable                                                     254,525
Receivable from the Manager                                              78,971
--------------------------------------------------------------------------------
  Total assets                                                       25,526,374
--------------------------------------------------------------------------------
LIABILITIES:
Payable for investments purchased                                     4,514,187
Accrued expenses and other liabilities                                   70,767
--------------------------------------------------------------------------------
  Total liabilities                                                   4,584,954
--------------------------------------------------------------------------------
NET ASSETS                                                          $20,941,420
================================================================================
NET ASSETS CONSIST OF:
Paid-in capital                                                     $20,410,618
Unrealized appreciation                                                 445,215
Accumulated net realized gain on investments                             85,126
Undistributed net investment income                                         461
--------------------------------------------------------------------------------
  Total                                                             $20,941,420
================================================================================
COMPUTATION OF SMITH BARNEY SHARES:
Net Asset Value, offering price and redemption price
  per share($37,328/3,617 shares outstanding)                            $10.32
================================================================================
COMPUTATION OF CITI SHARES:
Net Asset Value, offering price and redemption price
  per share($20,904,092/2,037,082 shares outstanding)                    $10.26
================================================================================

See notes to financial statements

CITI U.S. BOND INDEX FUND
STATEMENT OF OPERATIONS

FOR THE PERIOD SEPTEMBER 5, 2000 (COMMENCEMENT OF OPERATIONS) TO
DECEMBER 31, 2000
================================================================================
INVESTMENT INCOME (Note 1B):
Interest Income                                                       $ 418,974
EXPENSES:
Management fees (Note 2)                                $   9,745
Distribution fees Smith Barney Index Shares (Note 3)           10
Custody and fund accounting fees                           31,540
Legal fees                                                 22,080
Audit fees                                                 16,000
Shareholder reports                                        12,740
Transfer agent fees                                         6,599
Registration fees                                           5,408
Trustees fees                                               1,300
Other                                                       6,247
--------------------------------------------------------------------------------
  Total expenses                                          111,669
Less: expenses assumed by the Manager (Note 7)            (78,971)
Less: aggregate amount waived by the Manager (Note 2)      (6,496)
--------------------------------------------------------------------------------
  Net expenses                                                           26,202
--------------------------------------------------------------------------------
Net investment income                                                   392,772
--------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain from investment transactions            103,557
Unrealized appreciation                                   445,215
--------------------------------------------------------------------------------
Net realized and unrealized gain                                         548,772
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                   $ 941,544
================================================================================

See notes to financial statements

CITI U.S. BOND INDEX FUND
STATEMENT OF CHANGES IN NET ASSETS


                                                                 FOR THE PERIOD
                                                               SEPTEMBER 5, 2000
                                                                COMMENCEMENT OF
                                                                 OPERATIONS) TO
                                                               DECEMBER 31, 2000
================================================================================
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income                                            $   392,772
Net realized gain on investment transactions                         103,557
Unrealized appreciation                                              445,215
--------------------------------------------------------------------------------
Net increase in net assets resulting from operations                 941,544
--------------------------------------------------------------------------------
DIVIDENDS DECLARED TO SHAREHOLDERS FROM:
Net investment income Smith Barney Shares                               (305)
Net realized gains Smith Barney Shares                                   (33)
Net investment income Citi Shares                                   (392,006)
Net realized gains Citi Shares                                       (18,398)
--------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders           (410,742)
--------------------------------------------------------------------------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST (Note 6):
SMITH BARNEY SHARES*
Net proceeds from sale of shares                                      38,356
Net asset value of shares issued to shareholders
  from reinvestment of dividends                                          74
Cost of shares repurchased                                            (2,006)
--------------------------------------------------------------------------------
  Total Smith Barney Shares                                           36,424
--------------------------------------------------------------------------------
CITI SHARES**
Net proceeds from sale of shares                                  20,000,221
Net asset value of shares issued to shareholders
  from reinvestment of dividends                                     410,401
Cost of shares repurchased                                           (36,428)
--------------------------------------------------------------------------------
  Total Citi Shares                                               20,374,194
--------------------------------------------------------------------------------
Net increase in net assets from transactions
  in shares of beneficial interest                                20,410,618
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS                                        20,941,420
--------------------------------------------------------------------------------
NET ASSETS:
Beginning of period                                                       --
--------------------------------------------------------------------------------
End of period (including undistributed net investment
  income of $461)                                                $20,941,420
================================================================================

 * September 11, 2000 (Commencement of Operations) to December 31, 2000.

** September 5, 2000 (Comment of Operations) to December 31, 2000.

See notes to financial statements

CITI U.S. BOND INDEX FUND
FINANCIAL HIGHLIGHTS


                                                                  CITI SHARE
                                                              -----------------
                                                                FOR THE PERIOD
                                                              SEPTEMBER 5, 2000
                                                                (COMMENCEMENT
                                                               OF OPERATIONS) TO
                                                              DECEMBER 31, 2000
================================================================================
Net Asset Value, beginning of period                               $ 10.00
--------------------------------------------------------------------------------
Income From Operations:
Net investment income                                                0.195
Net realized and unrealized gain on investments                      0.269
--------------------------------------------------------------------------------
  Total from operations                                              0.464
--------------------------------------------------------------------------------
Less Dividends From:
Net investment income                                               (0.195)
Net realized gains on investments                                   (0.009)
--------------------------------------------------------------------------------
  Total distributions                                               (0.204)
--------------------------------------------------------------------------------
Net Asset Value, end of period                                     $ 10.26
================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)                          $20,904
Ratio of expenses to average net assets                               0.40%*
Ratio of net investment income to average net assets                  6.05%*
Portfolio turnover                                                     141%
Total return                                                          4.68%**


Note: If Agents of the Fund had not voluntarily agreed to waive all or a portion of their fees for the period, the expenses were not reduced for fees paid indirectly, the Manager had not voluntarily assumed expenses, the net investment income per share and the ratios would have been as follows:

Net investment income per share                                    $ 0.153
RATIOS:
Expenses to average net assets                                        1.72%*
Net investment income to average net assets                           4.73%*
================================================================================

 * Annualized

** Not annualized

See notes to financial statements

CITI U.S. BOND INDEX FUND
NOTES TO FINANCIAL STATEMENTS


1. SIGNIFICANT ACCOUNTING POLICIES Citi U.S. Bond Index Fund (the "Fund") is a separate non-diversified series of CitiFunds Trust I (the "Trust"), a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Fund offers two classes of shares: the Smith Barney Shares, which commenced operations on September 11, 2000 and the Citi Shares, which commenced operations on September 5, 2000. The investment manager of the Fund is SSB Citi Fund Management LLC("SSBC").

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The significant accounting policies consistently followed by the Fund are as follows:

     A. INVESTMENT SECURITY Debt securities (other than short-term obligations maturing in sixty days or less), are valued on the basis of valuations furnished by pricing services approved by the Board of Trustees which take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, and other market data, without exclusive reliance on quoted prices or exchange or over-the-counter prices. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which constitutes fair value as determined by the Trustees. Securities, if any, for which there are no such valuations or quotations are valued at fair value as determined in good faith by or under guidelines established by the Trustees.

     B. INCOME Interest income consists of interest accrued and discount earned, adjusted for amortization of premium or discount on long-term debt securities when required for U.S. federal income tax purposes. Dividend income is recorded on the ex-dividend date.

     C. FEDERAL TAXES The Fund's policy is to comply with the provisions of the Internal Revenue Code available to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investment transactions. Accordingly, no provision for federal income or excise tax is necessary.

     D. DISTRIBUTIONS The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains.

     E. EXPENSES The Fund bears all costs of its operations other than expenses specifically assumed by SSBC. Expenses incurred by the Trust with respect to any two or more funds or series are allocated in proportion to the average net assets of

CITI U.S. BOND INDEX FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

each fund, except when allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund.

     F. OTHER Investment transactions are accounted for on the date the investments are purchased or sold. Realized gains and losses are determined on the identified cost basis. Distributions to shareholders and shares issuable to shareholders electing to receive distributions in shares are recorded on the ex-dividend date.

2. MANAGEMENT FEES SSBC is a subsidiary of Citigroup Inc. ("Citigroup") and acts as investment manager to the Fund. The management fee is computed at an annual rate of 0.15% of the Fund's average daily net assets. SSBC has delegated the daily management of the Fund to State Street Bank and Trust Company, which will act as a subadviser through its State Street Global Advisors division. The management fees paid to SSBC amounted to $9,745, of which $6,496 was waived for the period ended December 31, 2000. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Manager, all of whom receive remuneration for their services to the Trust from the Manager or its affiliates.

3. DISTRIBUTION Salomon Smith Barney Inc. acts as the Fund distributor. Salomon Smith Barney Inc. ("SSB") is a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), as well as certain other broker-dealers, continues to sell Fund shares to the public as a member of the selling group.

     Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Fund's transfer agent and Boston Financial Data Services ("BFDS") acts as the Fund's sub-transfer agent. CFTC receives fees and asset-based fees that vary according to the account size and type of account. BFDS is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. For the period ended December 31, 2000, the Fund paid transfer agent fees of $12,634 to CFTC.

     Pursuant to a Distribution Plan, the Fund pays a service fee with respect to Smith Barney shares calculated at an annual rate of 0.20% of the average daily net assets. The Service Fee amounted to $10 for the period ended December 31, 2000.

4. PURCHASES AND SALES OF INVESTMENTS Purchases and sales of investments,  other
than   short-term   obligations,   aggregated   $28,690,109   and   $48,778,358,
respectively, for the year ended December 31, 2000.

5. FEDERAL INCOME TAX BASIS OF INVESTMENTS The cost and unrealized appreciation (depreciation) in value of the investment securities owned at December 31, 2000, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                      $24,746,965
================================================================================
Gross unrealized appreciation                                       $   467,126
Gross unrealized depreciation                                           (23,514)
--------------------------------------------------------------------------------
Net unrealized appreciation                                         $   443,612
================================================================================

CITI U.S. BOND INDEX FUND
NOTES TO FINANCIAL STATEMENTS


6. SHARES OF BENEFICIAL INTEREST The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in shares of beneficial interest were as follows:

                                                                 FOR THE PERIOD
                                                               SEPTEMBER 5, 2000
                                                                 (COMMENCEMENT
                                                               OF OPERATIONS) TO
                                                               DECEMBER 31, 2000
================================================================================
SMITH BARNEY SHARES*
Shares sold                                                           3,808
Shares issued to shareholders from reinvestment
  of distributions                                                        7
Shares repurchased                                                     (198)
--------------------------------------------------------------------------------
Net increase                                                          3,617
================================================================================
CITI SHARES**
Shares sold                                                       2,000,022
Shares issued to shareholders from reinvestment of dividends         40,604
Shares repurchased                                                   (3,544)
--------------------------------------------------------------------------------
Net increase                                                      2,037,082
================================================================================

 * September 11, 2000 (Commencement of Operations) to December 31, 2000.

** September 5, 2000 (Commencement of Operations) to December 31, 2000.

7. ASSUMPTION OF EXPENSES SSBC has voluntarily agreed to pay a portion of the unwaived expenses of the Fund for the year ended December 31, 2000, which amounted to $78,971.

CITI U.S. BOND INDEX FUND
INDEPENDENT AUDITORS' REPORT


TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
OF THE CITI U.S. BOND INDEX FUND:

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Citi U.S. Bond Index Fund of CitiFunds Trust I as of December 31, 2000, the related statement of operations, changes in net assets and financial highlights for the period September 5, 2000
(Commencement of Operations) through December 31, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Citi U.S. Bond Index Fund as of December 31, 2000, the results of its operations, the changes in its net assets and financial highlights for the period September 5, 2000 (Commencement of Operations) through December 31, 2000, in conformity with accounting principles generally accepted in the United States of America.

                                                                    /s/ KPMG LLP

New York, New York
February 9, 2001

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



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


TRUSTEES AND OFFICERS
Elliott J. Berv
Donald M. Carlton
A. Benton Cocanougher
Mark T. Finn
Riley C. Gilley
Stephen Randolph Gross
Diana R. Harrington
Susan B. Kerley
Heath B. McLendon*, PRESIDENT
Alan G. Merten
C. Oscar Morong, Jr., CHAIRMAN
R. Richardson Pettit
Walter E. Robb, III
E. Kirby Warren

SECRETARY
Robert I. Frenkel*

TREASURER
Lewis E. Daidone*

  * AFFILIATED PERSON OF INVESTMENT MANAGER


INVESTMENT MANAGER
SSB Citi Fund Management LLC

DISTRIBUTOR
Salomon Smith Barney Inc.

TRANSFER AGENT
Citi Fiduciary Trust Company
125 Broad Street, New York, NY 10004

SUB-TRANSFER AGENT AND CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

AUDITORS
KPMG LLP

This report is prepared for the information of shareholders of Citi U.S. Bond Index Fund. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus of Citi U.S. Bond Index Fund.


(C) 2001 Citicorp   [RECYCLE LOGO] Printed on recycled paper        FD02213 2/01

ANNUAL REPORT

DECEMBER 31, 2000

CITI FINANCIAL SERVICES
       INDEX FUND


                                                                [CitiFunds Logo]

   --------------------------------------------------------------------------
   INVESTMENT PRODUCTS: NOT FDIC INSURED o NO BANK GUARANTEE o MAY LOSE VALUE
   --------------------------------------------------------------------------

TABLE OF CONTENTS

CITI FINANCIAL SERVICES INDEX FUND


Letter to Our Shareholders                                                     1
--------------------------------------------------------------------------------
Portfolio Environment and Outlook                                              2
--------------------------------------------------------------------------------
Fund Facts                                                                     4
--------------------------------------------------------------------------------
Portfolio Highlights                                                           5
--------------------------------------------------------------------------------
Fund Performance                                                               6
--------------------------------------------------------------------------------
Portfolio of Investments                                                       7
--------------------------------------------------------------------------------
Statement of Assets and Liabilities                                           11
--------------------------------------------------------------------------------
Statement of Operations                                                       11
--------------------------------------------------------------------------------
Statement of Changes in Net Assets                                            12
--------------------------------------------------------------------------------
Financial Highlights                                                          12
--------------------------------------------------------------------------------
Notes to Financial Statements                                                 13
--------------------------------------------------------------------------------
Independent Auditors' Report                                                  16
--------------------------------------------------------------------------------

LETTER TO OUR SHAREHOLDERS


Dear Shareholder:


[PHOTO OMITTED]

     We are pleased to present the annual report for the Citi(SM) Financial Services Index Fund (the "Fund") for the period ended December 31, 2000. In this report, we summarize the economic and market conditions that prevailed during 2000. A detailed summary of the Fund's performance and holdings as of December 31, 2000 can be found in the sections that follow. We hope you find this report to be useful and informative.

     The Fund seeks to provide investment results that, before fees and expenses, correspond to the performance of the Goldman Sachs Sector Index - Financials (GSSI Financials Index). The GSSI Financials Index is an index of common stocks traded on the New York Stock Exchange, the American Stock Exchange or The Nasdaq Stock Market that is designed to measure the performance of companies in the financial services sector. The Index includes the stocks of domestic and foreign companies with a range of market capitalizations, including small and medium market capitalization companies with market capitalizations under $5 billion.

     Thank you for your investment in the Citi Financial Services Index Fund.

Sincerely,


/s/ Heath B. McLendon




Heath B. McLendon
President
January 5, 2001



Citi is a service mark of Citicorp.

PORTFOLIO ENVIRONMENT AND OUTLOOK

     For the period from the Fund's inception on September 5, 2000 through December 31, 2000, the Fund produced a total return of 7.98%. In comparison, the GSSI Financials Index returned 8.43% for the same period. We attribute any difference in returns to the effects of the Fund expenses and portfolio transaction fees. Investors in index funds such as this Fund should remember that the performance of the Fund is intended to correspond to the performance of its index in good and bad markets, over the short and long term.

     TO A LARGE DEGREE, THE PERFORMANCE OF FINANCIAL SERVICES STOCKS OVER THE PAST YEAR REFLECTED TRENDS IN THE U.S. ECONOMY. While the U.S. economy grew robustly during the first quarter of 2000, stock market leadership was limited primarily to growth(1) stocks that investors expected would benefit most from a strong economy. These included technology and telecommunications stocks. Most other industry groups, such as financial services firms, generally lagged the technology leaders. At the same time, however, the Federal Reserve Board (the "Fed") continued to move toward a more restrictive monetary policy during the first six months of 2000, raising short-term interest rates three times in an effort to constrain economic growth and forestall long-dormant inflationary pressures. Higher interest rates also dampened the performance of financial services companies and, hence, the Fund during the first quarter of 2000.

     THE FED'S MONETARY POLICIES APPARENTLY WERE EFFECTIVE BECAUSE THE SECOND HALF OF 2000 WAS CHARACTERIZED BY AN ECONOMIC SLOWDOWN IN THE U.S. The Fed then held interest rates steady throughout the second half of 2000. With this as a backdrop, many investors sold growth-oriented stocks amid concerns that a slower economy might adversely affect corporate earnings. Investor sentiment shifted to long-neglected value(2) stocks -- including financial services companies -- that they believed were selling at more reasonable prices relative to their earnings.

     DURING THE SECOND QUARTER OF 2000, MANY FINANCIAL SERVICES STOCKS CAME BACK INTO FAVOR WITH INVESTORS. First, technology shares fell sharply after investors became concerned that their valuations had risen too far in too short a period of time. As technology shares fell, many investors shifted their assets to more reasonably valued areas of the market, including the financial services sector, leading to the recovery of many companies' share prices.

     In the third quarter of 2000, when it became apparent that the economy was slowing and the Fed's interest rate hikes might be near an end, financial services stocks continued to rally. Insurance companies did particularly well, led higher by property and casualty insurers. Brokerage firms and fee-based asset managers benefited from competitive valuations and robust activity in the financial markets. Finance companies saw their stocks rise as concerns about further interest rate hikes abated. Real estate investment trusts (REITs) increased in price during the period largely due to improved prospects and healthy dividend payments. On the other hand, banks overall provided relatively anemic gains, held back by concerns regarding potential loan defaults in a slowing economy.

(1)  Growth   stocks   are  shares  of   companies   with  the   potential   for
     faster-than-average growth within their industries.

(2) Value stocks are the shares of companies that are considered to be inexpensive relative to their asset values or earning power.

     Finally, in the fourth quarter of 2000, financial services stocks suffered along with the rest of the stock market when uncertainty about the magnitude of the economic slowdown made investors more cautious. On average, financial shares gave up a portion -- but not all -- of their previous gains, despite hints in December that the Fed was prepared to begin lowering interest rates in 2001 if the economy continued to slow.

     In our view, the current U.S. economic slowdown is the first inventory correction of the New Economy, which is likely to be characterized by a rapid adjustment of both economic activity and policy. Aggressive Fed easing is aimed at countering needlessly restrictive financial conditions and promoting an early return to strong economic growth, probably in the second half of 2001. In the near term, prices of riskier assets (including equities and high-yielding debt) will depend on how investors negotiate the path between profit deterioration and improving liquidity conditions. And while no guarantees can be given, we think financial stocks stand to benefit in the latter half of 2001 because of lower rates and a generally favorable inflation picture.

FUND FACTS

FUND OBJECTIVE
To provide investment result that, before fees and expenses, correspond to the performance of the Goldman Sachs Sector Index - Financials.

INVESTMENT MANAGER                            DIVIDENDS
SSB Citi Fund Management LLC                  Paid annually, if any

SUBADVISER                                    CAPITAL GAINS
State Street Bank and Trust                   Distributed annually, if any
Company through its State Street
Global Advisors division

COMMENCEMENT OF OPERATIONS                    INDEX
September 5, 2000                             o  Goldman Sachs Sector Index -
                                                 Financials

NET ASSETS AS OF 12/31/00
$5.4 million

PORTFOLIO HIGHLIGHTS

TOP TEN EQUITY HOLDINGS AS OF DECEMBER 31, 2000
COMPANY, INDUSTRY                                                % OF NET ASSETS
--------------------------------------------------------------------------------
American International Group Inc., Multi-Line Insurance               5.27%
--------------------------------------------------------------------------------
Citigroup Inc., Financial Conglomerates                               4.85%
--------------------------------------------------------------------------------
Wells Fargo & Company, Major Banks                                    3.96%
--------------------------------------------------------------------------------
Berkshire Hathaway Inc. Cl. A, Property/Casualty Insurance            3.95%
--------------------------------------------------------------------------------
Federal National Mortgage Association, Finance/Rental/Leasing         3.70%
--------------------------------------------------------------------------------
Morgan Stanley Dean Witter & Co., Investment Banks/Brokers            3.52%
--------------------------------------------------------------------------------
Bank of America Corp., Major Banks                                    3.14%
--------------------------------------------------------------------------------
American Express Company, Financial Conglomerates                     3.00%
--------------------------------------------------------------------------------
Chase & Co., Financial Conglomerates                                  2.33%
--------------------------------------------------------------------------------
Merrill Lynch & Co. Inc., Investment Banks/Brokers                    2.15%
--------------------------------------------------------------------------------


PORTFOLIO DIVERSIFICATION AS OF DECEMBER 31, 2000

[Data below represents a pie chart in the printed piece]

* Short-Term                                2%
Specialty Insurance                         2%
inance/Rental/Leasing                      10%
Financial Conglomerates                    12%
Insurance Brokers/Services                  2%
Investment Banks/Brokers                   11%
Investment Managers                         2%
Life/Health Insurance                       4%
Major Banks                                25%
Multi-Line Insurance                        6%
Property/Casualty Insurance                 9%
Real Estate Development                     1%
Real Estate Investment Trusts               4%
Regional Banks                              7%
Savings Banks                               3%


*Includes cash and net other assets

FUND PERFORMANCE
TOTAL RETURNS

                                                                       SINCE
                                                                      9/5/00
ALL PERIODS ENDED DECEMBER 31, 2000                                 (INCEPTION)*
--------------------------------------------------------------------------------
Citi Financial Services Index Fund                                     7.98%
Goldman Sachs Sector Index--Financials                                 8.43%

* Not Annualized

GROWTH OF A $10,000 INVESTMENT

        [The table below represents a line chart in the printed piece.]

                 Citi Financial      Goldman Sachs
                    Services         Sector Index--
                   Index Fund          Financials
                   ----------          ----------
9/5/00               10000              10000
9/30/00              10340              10338.8
10/31/00             10270              10271.6
11/30/00             9760               9768.29
12/31/00             10798.1            10830.1

A $10,000 investment in the Fund made on its inception date would have been $10,798, (as of 12/31/00). The graph shows how this compares to its benchmark over the same period.


The graph assumes all dividends and distributions are reinvested at Net Asset Value.

Notes: All Fund performance numbers represent past performance, and are no guarantee of future results. The Fund's share price and investment return will fluctuate, so that the value of an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns include change in share price and reinvestment of dividends and distributions, if any. Total return figures are provided in accordance with SEC guidelines for comparative purposes for prospective investors and reflect certain voluntary fee waivers which may be terminated at any time. If the waivers were not in place, the Fund's returns would have been lower. Investors may not invest directly in an index.

"GSSI" and "Goldman Sachs Sector Indices" are trademarks of Goldman Sachs & Co. and have been licensed for use by SSB Citi Fund Management LLC for use in connection with the Fund. The Fund is not sponsored, endorsed, sold, or promoted by Goldman, Sachs & Co. or any of its affiliates. Neither Goldman, Sachs & Co. nor any of its affiliates make any representation regarding the advisability of investing in the Fund.

CITI FINANCIAL SERVICES INDEX FUND
PORTFOLIO OF INVESTMENTS                                       December 31, 2000

ISSUER                                                   SHARES         VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 98.0%
--------------------------------------------------------------------------------
FINANCE/RENTAL/LEASING -- 10.4%
--------------------------------------------------------------------------------
Allied Capital Corp.                                       200       $     4,175
AmeriCredit Corp.*                                         200             5,450
Capital One Financial Corp.                                400            26,325
CIT Group Inc.                                             600            12,075
CompuCredit Corp.*                                         100             1,813
Countrywide Credit Industries Inc.                         300            15,075
Federal Home Loan Mortgage Corp.                         1,552           106,894
Federal National Mortgage Association                    2,300           199,525
FINOVA Group Inc.*                                         100                94
Heller Financial Inc.                                      100             3,069
Household Internationl Inc.                              1,050            57,750
MBNA Corp.                                               1,800            66,487
Metris Companies Inc.                                      100             2,631
NextCard Inc.*                                             100               800
Providian Financial Corp.                                  600            34,500
USA Education Inc.                                         348            23,664
                                                                     -----------
                                                                         560,327
                                                                     -----------
FINANCIAL CONGLOMERATES -- 11.5%
--------------------------------------------------------------------------------
American Express Company                                 2,948           161,956
Chase & Co.                                              2,767           125,725
Citigroup Inc.                                           5,128           261,848
Conseco Inc.                                               700             9,231
John Hancock Financial Services Inc.                       700            26,338
Leucadia National Corp.                                    100             3,544
Liberty Financial Companies Inc.                           100             4,456
StanCorp Financial Group Inc.                              100             4,775
Sun Life Financial Services of Canada                      900            23,963
                                                                     -----------
                                                                         621,836
                                                                     -----------
FINANCIAL PUBLISHING/SERVICES -- 0.2%
--------------------------------------------------------------------------------
SEI Investments Company                                    100            11,200
                                                                     -----------
INSURANCE BROKERS/SERVICES -- 1.8%
--------------------------------------------------------------------------------
Aon Corp.                                                  600            20,550
Arthur J. Gallagher & Co.                                  100             6,362
Marsh & McLennan Companies Inc.                            600            70,200
Mutual Risk Management Ltd.                                100             1,519
                                                                     -----------
                                                                          98,631
                                                                     -----------
INVESTMENT BANKS/BROKERS -- 10.9%
--------------------------------------------------------------------------------
A.G. Edwards Inc.                                          200             9,487
Ameritrade Holding Corp.*                                  300             2,100
Bear Stearns Companies Inc.                                200            10,137
Charles Schwab Corp.                                     3,000            85,125
Goldman Sachs Group Inc.                                 1,000           106,937
Investment Technology Group Inc.                           100             4,175
Investors Financial Services Corp.                          65             5,590
Knight Trading Group Inc.*                                 300             4,181
Legg Mason Inc.                                            100             5,450
Lehman Brothers Holdings Inc.                              543            36,720
Merrill Lynch & Co. Inc.                                 1,700           115,919
Morgan Stanley Dean Witter & Co.                         2,400           190,200
Raymond James Financial Inc.                               100             3,488
TD Waterhouse Group Inc.*                                  800            10,600
Wit Soundview Group Inc.*                                  200               719
                                                                     -----------
                                                                         590,828
                                                                     -----------
INVESTMENT MANAGERS -- 1.5%
--------------------------------------------------------------------------------
Affiliated Managers Group Inc.*                             50             2,744
Eaton Vance Corp.                                           79             2,548
Federated Investors Inc.                                   300             8,738
Franklin Resources Inc.                                    500            19,050
Neuberger Berman Inc.                                      100             8,106
Stilwell Financial Inc.                                    500            19,719
T. Rowe Price Group Inc.                                   300            12,680
Waddell & Reed Financial Inc. Cl. A                        100             3,763
Waddell & Reed Financial Inc. Cl. B                        100             3,750
                                                                     -----------
                                                                          81,098
                                                                     -----------
LIFE/HEALTH INSURANCE -- 4.2%
--------------------------------------------------------------------------------
AFLAC Inc.                                                 600            43,313
American General Corp.                                     551            44,906
American National Insurance Company                         59             4,307
Great American Financial Resources Inc.                    100             1,912
Jefferson-Pilot Corp.                                      200            14,950
Lincoln National Corp.                                     400            18,925
Metlife Inc.                                             1,700            59,500
MONY Group Inc.                                            100             4,944
Protective Life Corp.                                      100             3,225

CITI FINANCIAL SERVICES INDEX FUND
PORTFOLIO OF INVESTMENTS (Continued)                           December 31, 2000

ISSUER                                                   SHARES         VALUE
--------------------------------------------------------------------------------
LIFE/HEALTH INSURANCE -- CONT'D
--------------------------------------------------------------------------------
Reinsurance Group of America Inc.                          100       $     3,550
Torchmark Corp.                                            300            11,531
UnumProvident Corp.                                        500            13,438
                                                                     -----------
                                                                         224,501
                                                                     -----------
MAJOR BANKS -- 25.0%
--------------------------------------------------------------------------------
Bank of America Corp.                                    3,700           169,738
Bank of Montreal                                           600            31,613
Bank of New York                                         1,650            91,059
Bank One Corp.                                           2,578            94,419
BB&T Corp.                                                 900            33,581
Canadian Imperial Bank of Commerce                         900            28,181
Comerica                                                   350            20,781
First Union Corp.                                        2,200            61,188
FleetBoston Financial Corp.                              2,000            75,125
Huntington Bancshares                                      500             8,094
J.P. Morgan & Co. Inc.                                     360            59,580
KeyCorp                                                  1,000            28,000
Mellon Financial Corp.                                   1,100            54,106
National City Corp.                                      1,300            37,375
PNC Financial Services Group                               649            47,418
Popular Inc.                                               300             7,894
Royal Bank of Canada                                     1,300            44,037
SouthTrust Corp.                                           400            16,275
State Street Corporation                                   357            44,343
Summit Bancorp                                             400            15,275
SunTrust Banks Inc.                                        700            44,100
Toronto-Dominion Bank                                    1,400            40,600
UnionBanCal Corp.                                          400             9,625
U.S. Bancorp                                             1,700            49,619
Wachovia Corp.                                             451            26,214
Wells Fargo & Company                                    3,842           213,951
                                                                     -----------
                                                                       1,352,191
                                                                     -----------
MULTI-LINE INSURANCE -- 6.4%
--------------------------------------------------------------------------------
American International Group Inc.                        2,887           284,550
Hartford Financial Services Group Inc.                     500            35,312
Horace Mann Educators Corp.                                100             2,137
Nationwide Financial Services Inc.                         100             4,750
SAFECO Corp.                                               300             9,863
Unitrin Inc.                                               200             8,125
                                                                     -----------
                                                                         344,737
                                                                     -----------
OTHER CONSUMER SERVICES -- 0.2%
--------------------------------------------------------------------------------
H&R Block Inc.                                             200             8,275
Harbor Global Company Ltd.*                                 20               100
                                                                     -----------
                                                                           8,375
                                                                     -----------
PROPERTY/CASUALTY INSURANCE -- 9.1%
--------------------------------------------------------------------------------
21St Century Insurance Group                               200             2,850
ACE Ltd.                                                   500            21,219
Alleghany Corp.                                             17             3,493
Allmerica Financial Corp.                                  100             7,250
Allstate Corp.                                           1,666            72,575
American Financial Group Inc.                              100             2,656
Berkshire Hathaway Inc. Cl. A*                               3           213,000
Chubb Corp.                                                400            34,600
Cincinnati Financial Corp.                                 400            15,825
Commerce Group Inc.                                        100             2,718
Erie Indemnity Company                                     100             2,981
Everest Re Group Ltd.                                      100             7,162
HCC Insurance Holdings Inc.                                100             2,694
Loews Corp.                                                200            20,713
Mercury General Corp.                                      100             4,388
Ohio Casualty Corp.                                        100             1,000
Old Republic International Corp.                           300             9,600
PartnerRe Ltd.                                             100             6,100
Progressive Corp.                                          163            16,891
RenaissanceRe Holdings Ltd.                                 43             3,367
St. Paul Companies Inc.                                    500            27,156
Transatlantic Holdings Inc.                                100            10,588
W.R. Berkley Corp.                                         100             4,719
                                                                     -----------
                                                                         493,545
                                                                     -----------
REAL ESTATE DEVELOPMENT -- 0.2%
--------------------------------------------------------------------------------
Catellus Development Corp.*                                200             3,500
Newhall Land & Farming Co.                                 100             2,325
Security Capital Group Inc.*                               100             2,006
Trizec Hahn Corp.                                          300             4,538
                                                                     -----------
                                                                          12,369
                                                                     -----------
REAL ESTATE INVESTMENTS TRUST -- 4.1%
--------------------------------------------------------------------------------
AMB Property Corp.                                         200             5,162
Apartment Investment & Management Co.                      150             7,491
Archstone Communities Trust                                300             7,725
Arden Realty Inc.                                          100             2,512

CITI FINANCIAL SERVICES INDEX FUND
PORTFOLIO OF INVESTMENTS                                       December 31, 2000

ISSUER                                                   SHARES         VALUE
--------------------------------------------------------------------------------
REAL ESTATE INVESTMENTS TRUST -- CONT'D
--------------------------------------------------------------------------------
Avalonbay Communities Inc.                                 148       $     7,418
Boston Properties Inc.                                     152             6,612
BRE Properties Inc.                                        100             3,169
Camden Property Trust                                      100             3,350
CarrAmerica Realty Corp.                                   100             3,131
Cousins Properties Inc.                                    150             4,191
Crescent Real Estate Equities Co.                          300             6,675
Developers Diversified Realty Corp.                        100             1,331
Duke-Weeks Realty Corp.                                    300             7,387
Equity Office Properties Trust                             700            22,837
Equity Residential Property Trust                          300            16,594
Federal Realty Investment Trust                            100             1,900
FelCor Lodging Trust Inc.                                  100             2,394
First Industrial Realty Trust Inc.                         100             3,400
Franchise Finance Corp.                                    100             2,331
General Growth Properties Inc.                             100             3,619
Health Care Property Investors Inc.                        100             2,987
Highwoods Properties Inc.                                  100             2,487
Hospitality Properties Trust                               100             2,262
Host Marriott Corp.                                        500             6,469
HRPT Properties Trust                                      300             2,269
IndyMac Bancorp Inc.*                                      200             5,900
Kimco Realty Corp.                                         100             4,419
Liberty Property Trust                                     100             2,856
Mack-Cali Realty Corp.                                     100             2,856
Nationwide Health Properties Inc.                          100             1,288
New Plan Excel Realty Trust                                200             2,625
Post Properties Inc.                                       100             3,756
Prentiss Properties Trust                                  100             2,694
ProLogis Trust                                             400             8,900
Public Storage Inc.                                        300             7,294
Rouse Co.                                                  200             5,100
Simon Property Group Inc.                                  400             9,600
Spieker Properties Inc.                                    145             7,268
Storage USA Inc.                                           100             3,175
United Dominion Realty Trust Inc.                          200             2,163
Vornado Realty Trust                                       200             7,663
Weingarten Realty Investors                                100             4,375
Westfield America Inc.                                     200             2,887
                                                                     -----------
                                                                         220,522
                                                                     -----------
REGIONAL BANKS -- 7.6%
--------------------------------------------------------------------------------
AmSouth Bancorp                                            900            13,725
Associated Banc Corp.                                      200             6,075
BancorpSouth Inc.                                          100             1,219
BancWest Corp.                                             200             5,225
Banknorth Group Inc.                                       200             3,988
Centura Banks Inc.                                         100             4,825
Citizens Banking Corp.                                     100             2,906
City National Corp.                                        100             3,881
Colonial BancGroup Inc.                                    200             2,150
Commerce Bancorp Inc.                                      100             6,838
Commerce Bancshares Inc.                                   105             4,463
Community First Bankshares Inc.                            100             1,888
Compass Bancshares Inc.                                    300             7,163
Credicorp Ltd.                                             200             1,200
Cullen/Frost Bankers Inc.                                  100             4,181
Fifth Third Bancorp                                      1,000            59,750
Fifth Tennessee National Corp.                             300             8,681
First Virginia Banks Inc.                                  100             4,800
Firstar Corp.                                            2,100            48,825
FirstMerit Corp.                                           200             5,347
Fulton Financial Corp.                                     200             4,613
Hibernia Corp.                                             300             3,825
Hudson United Bancorp                                      110             2,303
Imperial Bancorp*                                          100             2,625
M&T Bank Corporation                                       237            16,116
Marshall & Ilsley Corp.                                    200            10,166
Mercantile Bankshares Corp.                                200             8,637
National Commerce Bancorp                                  400             9,900
North Fork Bancorporation Inc.                             400             9,825
Northern Trust Corp.                                       500            40,781
Old Kent Financial Corp.                                   300            13,125
Old National Bancorp                                       100             2,994
Pacific Century Financial Corp.                            200             3,537
Provident Financial Group Inc.                             100             3,750
Regions Financial Corp.                                    500            13,656
Silicon Valley Bancshares                                  100             3,456
Synovus Financial Corp.                                    600            16,163
TCF Financial Corp.                                        200             8,912
Trustmark Corp.                                            100             2,100
Union Planters Corp.                                       300            10,725
Valley National Bancorp                                    100             3,331
Westamerica Bancorporation                                 100             4,300
Wilmington Trust Corp.                                     100             6,206
Zions Bancorp                                              200            12,487
                                                                     -----------
                                                                         410,663
                                                                     -----------
SAVINGS BANKS -- 3.1%
--------------------------------------------------------------------------------
Astoria Financial Corp.                                    100             5,431
Bank United Corp.                                          100             6,819
Capitol Federal Financial                                  200             3,350

CITI FINANCIAL SERVICES INDEX FUND
PORTFOLIO OF INVESTMENTS (Continued)                           December 31, 2000

ISSUER                                                   SHARES         VALUE
--------------------------------------------------------------------------------
SAVINGS BANKS -- CONT'D
--------------------------------------------------------------------------------
Charter One Financial Inc.                                 525       $    15,159
Commercial Federal Corp.                                   100             1,944
Dime Bancorp Inc.                                          200             5,913
Golden State Bancorp Inc.                                  300             9,431
Golden West Financial Corp.                                351            23,693
GreenPoint Financial Corp.                                 200             8,188
Hudson City Bancorp Inc.                                   200             4,050
Independence Community Bank Corp.                          100             1,594
People's Bank                                              100             2,587
Roslyn Bancorp Inc.                                        100             2,731
Sovereign Bancorp Inc.                                     500             4,062
Washington Federal Inc.                                    100             2,844
Washington Mutual Inc.                                   1,200            63,675
Webster Financial Corp.                                    100             2,831
                                                                     -----------
                                                                         164,302
                                                                     -----------
SPECIALTY INSURANCE -- 1.8%
--------------------------------------------------------------------------------
Ambac Financial Group Inc.                                 234            13,645
Enhance Financial Services Group Inc.                      100             1,544
Fidelity National Financial Inc.                           100             3,694
First American Financial Corp.                             100             3,287
Markel Corp.*                                               16             2,896
MBIA Inc.                                                  200            14,825
MGIC Investment Corp.                                      237            15,983
PMI Group Inc.                                             100             6,769
Radian Group Inc.                                          100             7,506
XL Capital Ltd.                                            300            26,213
                                                                     -----------
                                                                          96,362
                                                                     -----------
TOTAL COMMON STOCK
  (Identified Cost $4,905,249)                                         5,291,487
                                                                     -----------

SHORT-TERM OBLIGATIONS AT AMORTIZED COST--0.1%
--------------------------------------------------------------------------------
Federated Prime Cash Obligation
  4.58% due 1/02/01
  (Identified Cost $2,261)                                            $  2,261
                                                                      ----------
TOTAL INVESTMENTS
  (Identified Cost $4,907,510)                            98.1%        5,293,748
OTHER ASSETS,
  LESS LIABILITIES                                         1.9           104,652
                                                         -----        ----------
 NET ASSETS                                              100.0%       $5,398,400
                                                         =====        ==========

* Non-income producing security.

See notes to financial statements.

CITI FINANCIAL SERVICES INDEX FUND
STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2000
================================================================================
ASSETS:
Investments, at value (Note 1A) (Identified Cost, $4,907,510)        $5,293,748
Cash                                                                     25,929
Receivable for securities sold                                           61,553
Dividends and interest receivable                                         6,191
Receivable from the Manager                                              75,289
--------------------------------------------------------------------------------
  Total assets                                                        5,462,710
--------------------------------------------------------------------------------
LIABILITIES:
Accrued expenses and other liabilities                                   64,310
--------------------------------------------------------------------------------
NET ASSETS                                                           $5,398,400
================================================================================
NET ASSETS CONSIST OF:
Paid-in capital                                                      $5,013,474
Unrealized appreciation                                                 386,245
Accumulated net realized loss on investments                             (1,627)
Undistributed net investment income                                         308
--------------------------------------------------------------------------------
  Total                                                              $5,398,400
================================================================================
COMPUTATION OF:
Net Asset Value, offering price and redemption fee per share
  ($5,398,400/501,327 shares outstanding)                                $10.77
================================================================================


CITI FINANCIAL SERVICES INDEX FUND
STATEMENT OF OPERATIONS

FOR THE PERIOD SEPTEMBER 5, 2000 (COMMENCEMENT OF OPERATIONS) TO
DECEMBER 31, 2000
================================================================================
INVESTMENT INCOME (Note 1B):
Dividend income (Net of foreign withholding tax of $228)    $ 30,633
Interest income                                                3,254
--------------------------------------------------------------------------------
                                                                       $ 33,887
--------------------------------------------------------------------------------
EXPENSES:
Management fees (Note 2)                                    $  8,010
Custody and fund accounting fees                              28,151
Legal fees                                                    22,080
Audit fees                                                    16,000
Shareholder reports                                           12,740
Licensing fees                                                10,000
Transfer agent fees                                            3,525
Registration fees                                              1,328
Trustee fees                                                   1,300
Other                                                          1,482
--------------------------------------------------------------------------------
  Total expenses                                             104,616
Less: expenses assumed by the Manager (Note 7)               (75,289)
Less: aggregate amount waived by the Manager (Note 2)         (7,209)
--------------------------------------------------------------------------------
  Net expenses                                                           22,118
--------------------------------------------------------------------------------
Net investment income                                                    11,769
--------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Unrealized appreciation                                                 386,245
Net realized gain on investment transactions                                184
--------------------------------------------------------------------------------
  Net realized and unrealized gain on investments:                      386,429
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                   $398,198
================================================================================

See notes to financial statements

CITI FINANCIAL SERVICES INDEX FUND
STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIOD SEPTEMBER 5, 2000 (COMMENCEMENT OF OPERATIONS) TO
DECEMBER 31, 2000
--------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income                                             $   11,769
Unrealized appreciation of investments                               386,245
Net realized gain on investment transactions                             184
--------------------------------------------------------------------------------
Net increase in net assets resulting from operations                 398,198
--------------------------------------------------------------------------------
DIVIDENDS DECLARED TO SHAREHOLDERS FROM:
Net investment income                                                (11,172)
Net realized gain                                                     (2,100)
--------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders            (13,272)
--------------------------------------------------------------------------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST (Note 5):
Net proceeds from sale of shares                                   5,000,284
Net asset value of shares issued to shareholders
  for reinvestment of dividends                                       13,271
Cost of shares reacquired                                                (81)
--------------------------------------------------------------------------------
  Net increase in net assets from transactions in
    share of beneficial interest                                   5,013,474
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS                                         5,398,400
--------------------------------------------------------------------------------
NET ASSETS:
Beginning of period                                                       --
--------------------------------------------------------------------------------
End of period (including undistributed net
  investment income of $308)                                      $5,398,400
================================================================================


FINANCIAL HIGHLIGHTS

FOR THE PERIOD SEPTEMBER 5, 2000 (COMMENCEMENT OF OPERATIONS) TO
DECEMBER 31, 2000
================================================================================
Net Asset Value, beginning of period                              $    10.00
--------------------------------------------------------------------------------
Income From Operations:
Net investment loss                                                    0.023
Net realized and unrealized gain                                       0.773
--------------------------------------------------------------------------------
  Total from operations                                                0.796
--------------------------------------------------------------------------------
Less Dividends From:
Net investment income                                                 (0.022)
Net realized gain                                                     (0.004)
--------------------------------------------------------------------------------
  Total distributions                                                 (0.026)
--------------------------------------------------------------------------------
Net Asset Value, end of period                                    $    10.77
================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)                         $    5,398
Ratio of expenses to average net assets                                 1.38%*
Ratio of net investment income to average net assets                    0.73%*
Portfolio turnover                                                         5%
Total return                                                            7.98%**

Note: If Agents of the Fund had not voluntarily waived a portion of their fees and assumed Fund expenses for the periods indicated, the net investment loss per share and the ratios would have been as follows:

Net investment loss per share                                     $   (0.141)
RATIOS:
Expenses to average net assets                                          6.53%*
Net investment loss to average net assets                              (4.42)%*
================================================================================

 * Annualized

** Not annualized

See notes to financial statements

CITI FINANCIAL SERVICES INDEX FUND
NOTES TO FINANCIAL STATEMENTS


1. SIGNIFICANT ACCOUNTING POLICIES Citi Financial Services Index Fund (the "Fund") is a separate non-diversified series of CitiFunds Trust I (the "Trust"), a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Fund commenced operations on September 5, 2000. The investment manager of the Fund is SSB Citi Fund Management LLC ("SSBC").

     The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     The significant accounting policies consistently followed by the Fund are as follows:

     A. INVESTMENT SECURITY VALUATIONS Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted securities or listed securities for which last sales prices are not available are valued at last quoted bid prices. Debt securities (other than short-term obligations maturing in sixty days or less) are valued on the basis of valuations furnished by pricing services approved by the Board of Trustees which take into account appropriate factors such as institutional sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, and other market data, without exclusive reliance on quoted prices or exchange or over-the-counter prices. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which constitutes fair value as determined by the Trustees. Securities, if any, for which there are no such valuations or quotations are valued at fair value as determined in good faith by or under guidelines established by the Trustees.

     B. INCOME Interest income consists of interest accrued and discount earned, adjusted for amortization of premium or discount on long-term debt securities when required for U.S. federal income tax purposes. Dividend income is recorded on the ex-dividend date.

     C. FEDERAL TAXES The Fund's policy is to comply with the provisions of the Internal Revenue Code available to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investment transactions. Accordingly, no provision for federal income or excise tax is necessary.

     D. DISTRIBUTIONS The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. For the period ended December 31, 2000, The Fund reclassified $289 from undistributed net investment income to accumulated realized loss.

CITI FINANCIAL SERVICES INDEX FUND
NOTES TO FINANCIAL STATEMENTS (Continued)


     E. EXPENSES The Fund bears all costs of its operations other than expenses specifically assumed by SSBC. Expenses incurred by the Trust with respect to any two or more funds or series are allocated in proportion to the average net assets of each fund, except when allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund.

     F. OTHER Investment transactions are accounted for on the date the investments are purchased or sold. Realized gains and losses are determined on the identified cost basis. Distributions to shareholders and shares issuable to shareholders electing to receive distributions in shares are recorded on the ex-dividend date.

     2. MANAGEMENT FEES SSBC is a subsidiary of Citigroup Inc. ("Citigroup") and acts as investment manager to the Fund. The management fee is computed at an annual rate of 0.50% of the Fund's average daily net assets. SSBC has delegated the daily management of the Fund to State Street Bank and Trust Company which will act as subadviser through its State Street Global Advisors division. The management fees paid amounted to $8,010, of which $7,209 was waived for the period ended December 31, 2000. The Trust pays no compensation directly to any trustee or any other officers who is affiliated with the Manager, all of whom receive remuneration for their services to the Trust from the Manager or its affiliates.

     3. DISTRIBUTION FEES Salomon Smith Barney Inc. ("SSB") acts as the Fund's distributor. Salomon Smith Barney Inc. ("SSB"), is a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), as well as certain other broker-dealers, continues to sell Fund shares to the public as a member of the selling group.

     Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Fund's transfer agent and Boston Financial Data Services ("BFDS") acts as the Fund's sub-transfer agent. CFTC receives fees and asset-based fees that vary according to the account size and type of account. BFDS is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. For the period ended December 31, 2000, the Fund paid transfer agent fees of $5,065 to CFTC.

     4. PURCHASES AND SALES OF INVESTMENTS  Purchases and sales of  investments,
other  than  short-term   obligations,   aggregated   $5,149,212  and  $231,824,
respectively, for the year ended December 31, 2000.

CITI FINANCIAL SERVICES INDEX FUND
NOTES TO FINANCIAL STATEMENTS


5. FEDERAL INCOME TAX BASIS OF INVESTMENTS The cost and unrealized appreciation (depreciation) in value of the investment securities owned at December 31, 2000, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                       $4,916,255
================================================================================
Gross unrealized appreciation                                        $  643,283
Gross unrealized depreciation                                          (265,783)
--------------------------------------------------------------------------------
Net unrealized appreciation                                          $  377,500
================================================================================

6. SHARES OF BENEFICIAL INTEREST The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in shares of beneficial interest were as follows:

                                                                FOR THE PERIOD
                                                               SEPTEMBER 5, 2000
                                                                 (COMMENCEMENT
                                                               OF OPERATIONS) TO
                                                               DECEMBER 31, 2000
================================================================================
Shares sold                                                             500,029
Shares issued to shareholders from reinvestment of distributions          1,306
Shares repurchased                                                           (8)
--------------------------------------------------------------------------------
Net increase                                                            501,327
================================================================================

7. ASSUMPTION OF EXPENSES SSBC has voluntarily agreed to pay a portion of the unwaived expenses of the Fund for the year ended December 31, 2000, which amounted to $75,289.

CITI FINANCIAL SERVICES INDEX FUND
INDEPENDENT AUDITORS' REPORT

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
OF THE CITI FINANCIAL SERVICES INDEX FUND

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Citi Financial Services Index Fund of CitiFunds Trust I as of December 31, 2000, the related statement of operations, changes in net assets and financial highlights for the period September 5, 2000
(Commencement of Operations) through December 31, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Citi Financial Services Index Fund as of December 31, 2000, the results of its operations, the changes in its net assets and financial highlights for the period September 5, 2000 through December 31, 2000, in conformity with accounting principles generally accepted in the United States of America.


                                                                    /s/ KPMG LLP


New York, New York
February 9, 2001

TRUSTEES AND OFFICERS
Elliott J. Berv
Donald M. Carlton
A. Benton Cocanougher
Mark T. Finn
Riley C. Gilley
Stephen Randolph Gross
Diana R. Harrington
Susan B. Kerley
Heath B. McLendon,* PRESIDENT
Alan G. Merten
C. Oscar Morong, Jr., CHAIRMAN
R. Richardson pettit
Walter E. Robb, III
E. Kirby Warren

SECRETARY
Robert I. Frenkel*

TREASURER
Lewis E. Daidone*

* AFFILIATED PERSON OF INVESTMENT MANAGER

INVESTMENT MANAGER
SSB Citi Fund Management LLC

DISTRIBUTOR
Salomon Smith Barney Inc.

TRANSFER AGENT
Citi Fiduciary Trust Company
125 Broad Street, New York, NY 10004

SUB-TRANSFER AGENT AND CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

AUDITORS
KPMG LLP

This report is prepared for the information of shareholders of Citi Financial Services Index Fund. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus of Citi Financial Services Index Fund.


(C) 2001 Citicorp   [RECYCLE LOGO] Printed on recycled paper        FD02210 2/01

ANNUAL REPORT

DECEMBER 31, 2000

CITI HEALTH SCIENCES
     INDEX FUND

                                                                [CitiFunds Logo]


   --------------------------------------------------------------------------
   INVESTMENT PRODUCTS: NOT FDIC INSURED o NO BANK GUARANTEE o MAY LOSE VALUE
   --------------------------------------------------------------------------

TABLE OF CONTENTS

CITI HEALTH SCIENCES INDEX FUND

Letter to Our Shareholders                                                     1
--------------------------------------------------------------------------------
Portfolio Environment and Outlook                                              2
--------------------------------------------------------------------------------
Fund Facts                                                                     4
--------------------------------------------------------------------------------
Portfolio Highlights                                                           5
--------------------------------------------------------------------------------
Fund Performance                                                               6
--------------------------------------------------------------------------------
Portfolio of Investments                                                       7
--------------------------------------------------------------------------------
Statement of Assets and Liabilities                                            9
--------------------------------------------------------------------------------
Statement of Operations                                                       10
--------------------------------------------------------------------------------
Statement of Changes in Net Assets                                            11
--------------------------------------------------------------------------------
Financial Highlights                                                          12
--------------------------------------------------------------------------------
Notes to Financial Statements                                                 13
--------------------------------------------------------------------------------
Independent Auditors' Report                                                  16
--------------------------------------------------------------------------------

LETTER TO OUR SHAREHOLDERS


[PHOTO OMITTED]


Dear Shareholder:

     We are pleased to present the annual report for the Citi(SM) Health Sciences Index Fund (the "Fund") for the period ended December 31, 2000. In this report, we summarize the economic and market conditions that prevailed during 2000. A detailed summary of the Fund's performance and holdings as of December 31, 2000 can be found in the sections that follow. We hope you find this report to be useful and informative.

     The Fund seeks to provide investment results that, before fees and expenses, correspond to the performance of the Goldman Sachs Sector Index - Healthcare (GSSI Healthcare Index). The GSSI Healthcare Index consists of publicly traded common stocks in the health sciences sector. The Index includes, among others, stocks issued by providers of healthcare-related services including long-term care and hospital facilities, healthcare management
organizations   and   continuing   care  services,   as  well  as   researchers,
manufacturers and distributors of pharmaceuticals, drugs and related sciences, and medical supplies, instruments and products.

     Thank you for your investment in the Citi Health Sciences Index Fund.

Sincerely,


/s/ Heath B. McLendon



Heath B. McLendon
President
January 5, 2001

Citi is a service mark of Citicorp.

PORTFOLIO ENVIRONMENT AND OUTLOOK

     For the period from the Fund's inception on September 5, 2000 through December 31, 2000, the Fund produced a total return of 14.00%. In comparison, the GSSI Healthcare Index returned 14.73% over the same period. We attribute any difference in returns to the effects of the Fund expenses and portfolio transaction fees. Investors in index funds such as this Fund should remember that the performance of the Fund is intended to correspond to the performance of this sector in good and bad markets, over the short and long term.

     To a large degree, the performance of healthcare services stocks during 2000 reflected trends in the U.S. economy. When the economy was growing robustly during the first quarter of 2000, stock market leadership was primarily limited to growth(1) stocks that investors hoped would benefit most from a strong economy, including technology firms, telecommunications companies and, in the health sciences area, biotechnology companies. Most other industry groups, including the remaining business categories within the health sciences sector, lagged the technology leaders. At the same time, the Federal Reserve Board (the "Fed") continued to move toward a more restrictive monetary policy during the first six months of 2000, raising short-term interest rates three times in an effort to constrain economic growth and forestall long-dormant inflationary pressures.

     FOLLOWING THE FED'S TIGHTENING, MANY INVESTORS BECAME CONVINCED THAT THE ECONOMY WAS SLOWING AND THAT INTEREST RATE HIKES MIGHT BE NEAR AN END. Indeed, as it turned out, the Fed held interest rates steady throughout the second half of the year. In this new environment, investors sold growth-oriented stocks -- including biotechnology shares -- amid concerns that a slower economy might adversely affect corporate earnings. Investor sentiment shifted instead to other areas of the market, including traditional healthcare companies, which appeared to be selling at more reasonable prices relative to earnings.

     During the first quarter of 2000, stock market leadership was primarily limited to growth stocks that investors expected would benefit most from a strong economy, including technology, telecommunications and biotechnology shares. Most other industry groups continued to lag the technology leaders, and many financial services companies saw their stock prices fall amid renewed worries about higher interest rates and inflationary pressures in a potentially overheated economy.

     During the second quarter of 2000, many traditional healthcare stocks moved back into favor among investors. First, technology and biotechnology shares fell sharply after investors became concerned that their valuations had risen too far, too fast. As technology shares fell, many investors shifted their assets to other areas of the market that showed positive -- if unspectacular -- growth and more attractive valuations, including traditional healthcare companies, causing stock prices in this sector to recover.


(1) Growth stocks are shares of companies with the potential for faster-than-average growth within their industries.

     In the third quarter of 2000, when it became apparent that the economy was slowing and the Fed's interest rate hikes might be near an end, healthcare stocks continued to rally. This had a positive effect on the performance of the Index and thus, the Fund. Medical delivery service companies did particularly well as business fundamentals improved and investors recognized the benefits of steady earnings in a highly volatile market. Many companies that manufacture medical equipment also prospered in this slower growth environment. Biotechnology companies, however, remained weak overall.

     Finally, in the fourth quarter of 2000, many health sciences stocks suffered along with the rest of the market when uncertainty about the magnitude of the economic slowdown made investors more cautious. On average, healthcare shares gave up a relatively small portion of their previous gains.

     The Fed's two 50-basis point cuts thus far in 2001 may signal a turn in global interest rates, and therefore, the equity market cycle. While the unpleasant phase of high rates and falling growth projections may be over, it may be several months before the equity cycle "sweet spot"--marked by falling rates and rising growth forecasts--is reached. In our view, the Fed's rate cuts do not ensure that recession will be avoided, but may help to prevent a prolonged recession. And while no assurances can be made, because of a generally favorable regulatory climate in Washington, D.C. and promising new drugs in the pipeline for many major pharmaceutical and biotechnology companies, we think that health sciences stocks in general should perform relatively well in 2001.

FUND FACTS

FUND OBJECTIVE

The Fund's goal is to provide investment results that, before fees and expenses, correspond to the performance of the Goldman Sachs Sector Index -- Healthcare.

INVESTMENT MANAGER                                DIVIDENDS
SSB Citi Fund Management LLC                      Declared annually, if any

SUBADVISER                                        CAPITAL GAINS
State Street Bank & Trust Company                 Distributed annually, if any
through its State Street
Global Advisors division

COMMENCEMENT OF OPERATIONS                        INDEX
September 5, 2000                                 Goldman Sachs Sector Index
                                                     -- Healthcare
NET ASSETS AS OF 12/31/00
$5.7 million

PORTFOLIO HIGHLIGHTS

TOP TEN EQUITY HOLDINGS AS OF DECEMBER 31, 2000
COMPANY, INDUSTRY                                                % OF NET ASSETS

Merck & Co., Inc., Pharmaceuticals (Major)                            9.13%
--------------------------------------------------------------------------------
Brystol-Myers Squibb Co., Pharmaceuticals (Major)                     8.56%
--------------------------------------------------------------------------------
Johnson & Johnson, Pharmaceuticals (Major)                            7.45%
--------------------------------------------------------------------------------
Pfizer Inc., Pharmaceuticals (Major)                                  6.72%
--------------------------------------------------------------------------------
Eli Lilly & Co., Pharmaceuticals (Major)                              6.15%
--------------------------------------------------------------------------------
Schering-Plough Corp., Pharmaceuticals (Major)                        4.88%
--------------------------------------------------------------------------------
American Home Products Corp., Pharmaceuticals (Major)                 4.85%
--------------------------------------------------------------------------------
Pharmacia Corp., Pharmaceuticals (Major)                              4.53%
--------------------------------------------------------------------------------
Abbott Laboratories, Pharmaceuticals (Major)                          4.42%
--------------------------------------------------------------------------------
Medtronic, Inc., Medical Specialties                                  4.24%
--------------------------------------------------------------------------------


PORTFOLIO DIVERSIFICATION AS OF DECEMBER 31, 2000

[Data below represents a pie chart in the printed piece]

* Short-Term                               1%
Services to the Health Industry            1%
Pharmaceuticals                           60%
Medical/Nursing Services                   1%
Medical Specialties                       12%
Medical Distributors                       3%
Managed Health Care                        4%
Hospital/Nursing Management                3%
Electronic Equipment & Instruments         1%
Biotechnology                             14%

* Includes cash and net other assets

FUND PERFORMANCE
TOTAL RETURNS

                                                                       SINCE
                                                                       9/5/00
ALL PERIODS ENDED DECEMBER 31, 2000                                 (INCEPTION)*
================================================================================
Citi Health Sciences Index Fund                                        14.00%
Goldman Sachs Sector Index - Healthcare                                14.73%

*     Not Annualized

GROWTH OF A $10,000 INVESTMENT

        [The table below represents a line chart in the printed piece.]

                          Citi               Goldman Sachs
                    Health Sciences          Sector Index--
                       Index Fund              Healthcare

9/5/00                    10000                  10000
9/30/00                   10630                  10661
10/31/00                  10890                  10918
11/30/00                  11020                  11072.3
12/31/00                  11400                  11473.1


A $10,000 investment in the Fund made on its inception date would have been $11,400 (as of 12/31/00). The graph shows how this compares to its benchmark over the same period.


The graph assumes all dividends and distributions are reinvested at Net Asset Value.

Notes: All Fund performance numbers represent past performance, and are no guarantee of future results. The Fund's share price and investment return will fluctuate, so that the value of an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns include change in share price and reinvestment of dividends and distributions, if any. Total return figures are provided in accordance with SEC guidelines for comparative purposes for prospective investors and reflect certain voluntary fee waivers which may be terminated at any time. If the waivers were not in place, the Fund's returns would have been lower. Investors may not invest directly in an index.

"GSSI" and "Goldman Sachs Sector Indices" are treademarks of Goldman Sachs &Co. and have been licensed for use by SSB Citi Fund Management LLC for use in connection with the Fund. The Fund is not sponsored, endorsed, sold, or promoted by Goldman, Sachs & Co. or any of its affiliates. Neither Goldman, Sachs & Co. nor any of its affiliates make any representation regarding the advisability of investing in the Fund.

CITI HEALTH SCIENCES INDEX FUND
PORTFOLIO OF INVESTMENTS                                       December 31, 2000

ISSUER                                                   SHARES         VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 99.2%
--------------------------------------------------------------------------------
BIOTECHNOLOGY --14.6%
--------------------------------------------------------------------------------
Abgenix, Inc.*                                             300       $    17,719
Aclara Biosciences Inc.*                                   100             1,088
Affymetrix, Inc.*                                          200            14,888
Alkermes, Inc.*                                            200             6,275
Amgen Inc.*                                              3,400           217,387
Applera Corp.*-- Celera Genomics Group                     200             7,187
Aurora Biosciences Corp.*                                  100             3,143
Biochem Pharma Inc.*                                       300             9,600
Biogen, Inc.*                                              500            30,031
Celgene Corp.*                                             200             6,500
Cephalon, Inc.*                                            100             6,331
Chiron Corp.*                                              600            26,700
COR Therapeutics, Inc.*                                    200             7,037
CuraGen Corp.*                                             100             2,731
Enzo Biochem, Inc.*                                        100             2,487
Enzon, Inc.*                                               100             6,206
Exelixis, Inc.*                                            100             1,462
Genentech, Inc.*                                         1,741           141,891
Genzyme Corp.*                                             300            26,981
Gilead Sciences, Inc.*                                     100             8,294
Human Genome Sciences, Inc.*                               364            25,230
ICOS Corp.*                                                200            10,387
IDEC Pharmaceuticals Corp.*                                148            28,055
ImClone Systems Inc.*                                      200             8,800
Immunex Corp.*                                           1,700            69,063
Invitrogen Corp.*                                          160            13,820
Lexicon Genetics Inc.                                      200             3,325
Maxygen Inc.*                                              100             2,450
Medarex, Inc.*                                             200             8,150
MedImmune, Inc.*                                           700            33,381
Millennium Pharmaceuticals, Inc. *                         600            37,125
Myriad Genetics, Inc.*                                      70             5,792
Protein Design Labs, Inc.*                                 100             8,687
QLT Inc.*                                                  200             5,600
Techne Corp.*                                              137             4,941
Tularik Inc.*                                              200             5,888
Vertex Pharmaceuticals Inc.                                200            14,300
                                                                     -----------
                                                                         828,932
                                                                     -----------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 0.6%
--------------------------------------------------------------------------------
Waters Corp.*                                              400            33,400
                                                                     -----------
HOSPITAL/NURSING MANAGEMENT -- 2.8%
--------------------------------------------------------------------------------
HCA-The Healthcare Co.                                   1,800       $    79,218
Health Management Associates, Inc.*                        800            16,600
Manor Care, Inc.*                                          300             6,187
Quorum Health Group, Inc.*                                 200             3,150
Tenet Healthcare Corp.*                                  1,000            44,438
Universal Health Services, Inc.                            100            11,175
                                                                     -----------
                                                                         160,768
                                                                     -----------
MANAGED HEALTH CARE -- 4.1%
--------------------------------------------------------------------------------
Aetna Inc.*                                                500            20,531
Caremark Rx, Inc.*                                         600             8,138
CIGNA Corp.                                                543            71,839
First Health Group Corp.*                                  200             9,313
Health Net Inc.*                                           400            10,475
Humana Inc.*                                               500             7,625
Oxford Health Plans, Inc.                                  300            11,850
PacifiCare Health Systems, Inc.*                           100             1,500
Trigon Healthcare, Inc.*                                   100             7,781
UnitedHealth Group Inc.                                  1,000            61,375
Wellpoint Health Networks Inc.*                            200            23,050
                                                                     -----------
                                                                         233,477
                                                                     -----------
MEDICAL DISTRIBUTORS -- 2.8%
--------------------------------------------------------------------------------
AmeriSource Health Corp.*                                  200            10,100
Andrx Corp.*                                               200            11,575
Bergen Brunswig Corp.                                      400             6,331
Cardinal Health, Inc.                                      900            89,662
McKesson HBOC, Inc.                                      1,000            35,890
Patterson Dental Co.*                                      200             6,775
                                                                     -----------
                                                                         160,333
                                                                     -----------
MEDICAL SPECIALTIES -- 12.1%
--------------------------------------------------------------------------------
ALZA Corp.*                                                600            25,500
Apogent Technologies Inc.*                                 400             8,200
Applera Corp.*-- Applied Biosystems Group                  700            65,844
Bausch & Lomb Inc.                                         200             8,088
Baxter International Inc.                                1,000            88,313
Beckman Coulter, Inc.                                      200             8,387
Becton, Dickinson & Co.                                    800            27,700
Biomet, Inc.                                               600            23,812
Boston Scientific Corp.*                                 1,300            17,794
C.R. Bard, Inc.                                            200             9,313
Coherent, Inc.*                                            100             3,250
Cytyc Corp.*                                               100             6,256

CITI HEALTH SCIENCES INDEX FUND
PORTFOLIO OF INVESTMENTS(Continued) December 31, 2000

ISSUER                                                   SHARES         VALUE
--------------------------------------------------------------------------------
MEDICAL SPECIALTIES -- CONT'D
--------------------------------------------------------------------------------
DENTSPLY International Inc.                                200       $     7,825
Guidant Corp.*                                           1,000            53,938
Hillenbrand Industries, Inc.                               200            10,300
Inhale Therapeutic Systems, Inc.*                          100             5,050
Medtronic, Inc.                                          4,000           241,500
MiniMed, Inc.*                                             200             8,406
Qiagen N.V.*                                               500            17,297
St. Jude Medical, Inc.                                     300            18,431
Stryker Corp.                                              651            32,934
VISX Inc.*                                                 200             2,088
                                                                     -----------
                                                                         690,226
                                                                     -----------
MEDICAL/NURSING SERVICES -- 0.5%
--------------------------------------------------------------------------------
HEALTHSOUTH Corp.*                                       1,200            19,575
Lincare Holdings Inc.*                                     200            11,413
                                                                     -----------
                                                                          30,988
                                                                     -----------
PHARMACEUTICALS (GENERIC) -- 1.1%
--------------------------------------------------------------------------------
Barr Laboratories, Inc.*                                   100             7,294
ICN Pharmaceuticals, Inc.                                  300             9,206
IVAX Corp.                                                 500            19,150
Mylan Laboratories Inc.                                    400            10,075
Watson Pharmaceuticals, Inc.*                              300            15,356
                                                                     -----------
                                                                          61,081
                                                                     -----------
PHARMACEUTICALS (MAJOR) -- 56.7%
--------------------------------------------------------------------------------
Abbott Laboratories                                      5,200           251,875
American Home Products Corp.                             4,351           276,506
Brystol-Myers Squibb Co.                                 6,600           487,988
Eli Lilly & Co.                                          3,768           350,660
Johnson & Johnson                                        4,044           424,873
Merck & Co., Inc.                                        5,561           520,649
Pfizer Inc.                                              8,326           382,996
Pharmacia Corp.                                          4,235           258,335
Schering-Plough Corp.                                    4,900           278,075
                                                                     -----------
                                                                       3,231,957
                                                                     -----------
PHARMACEUTICALS (OTHER) -- 2.6%
--------------------------------------------------------------------------------
Allergan, Inc.                                             400            38,725
Biovail Corp.*                                             400            15,536
Forest Laboratories, Inc.*                                 300            39,863
King Pharmaceuticals, Inc.*                                553            28,583
Medicis Pharmaceutical Corp.*                              100             5,913
Sepracor, Inc.*                                            200            16,025
United Therapeutics Corp.*                                 100             1,475
                                                                     -----------
                                                                         146,120
                                                                     -----------
SERVICES TO THE HEALTH INDUSTRY -- 1.3%
--------------------------------------------------------------------------------
Cybear Group *                                              29                11
Express Scripts, Inc.*                                     100            10,225
IMS Health Inc.                                          1,000            27,000
MedQuist Inc.*                                             100             1,600
Omnicare, Inc.                                             300             6,488
Quest Diagnostics Inc.*                                    148            21,016
Quintiles Transnational Corp.*                             400             8,375
                                                                     -----------
                                                                          74,715
                                                                     -----------
TOTAL COMMON STOCKS
   (Identified Cost $4,956,913)                                        5,651,997
                                                                     -----------

SHORT-TERM OBLIGATIONS -- 0.0%
--------------------------------------------------------------------------------
Federated Prime Cash Obligation Fund                                         401
                                                                     -----------

TOTAL INVESTMENTS
  (Identified Cost $4,957,314)                            99.2%        5,652,398
OTHER ASSETS,
  LESS LIABILITIES                                         0.8            47,852
                                                         -----       -----------
NET ASSETS                                               100.0%      $ 5,700,250
                                                         =====       ===========


*Non-income producing security

See notes to financial statements

CITI HEALTH SCIENCES INDEX FUND
STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2000
================================================================================
ASSETS:
Investments, at value (Note 1A) (Identified Cost, $4,957,314)         $5,652,398
Cash                                                                      37,133
Dividend receivable                                                        3,563
Interest receivable                                                            2
Receivable from the Manager                                               71,435
--------------------------------------------------------------------------------
  Total assets                                                         5,764,531
--------------------------------------------------------------------------------
LIABILITIES:
Accrued expenses and other liabilities                                    64,281
--------------------------------------------------------------------------------
NET ASSETS                                                            $5,700,250
================================================================================
NET ASSETS CONSIST OF:
Paid-in capital                                                       $5,002,239
Unrealized appreciation                                                  695,084
Accumulated net realized gain on investments                               2,927
--------------------------------------------------------------------------------
  Total                                                               $5,700,250
================================================================================
COMPUTATION OF:
Net Asset Value, offering price and redemption fee per share
  ($5,700,250/500,206 shares outstanding)                                 $11.40
================================================================================

See notes to financial statements

CITI HEALTH SCIENCES INDEX FUND
STATEMENT OF OPERATIONS

FOR THE PERIOD SEPTEMBER 5, 2000 (COMMENCEMENT OF OPERATIONS) TO
DECEMBER 31, 2000
================================================================================
INVESTMENT INCOME  (Note 1B):
Dividends                                                 $ 12,264
Interest                                                     3,668
--------------------------------------------------------------------------------
                                                                       $ 15,932
--------------------------------------------------------------------------------
EXPENSES:
Management fees (Note 2)                         $  8,552
Custody and fund accounting fees                            25,059
Legal fees                                                  22,080
Audit fees                                                  16,000
Shareholder reports                                         12,740
Licensing fees                                              10,000
Transfer agent fees                                          3,524
Registration fees                                            1,325
Trustee fees                                                 1,300
Miscellaneous                                                1,483
--------------------------------------------------------------------------------
  Total expenses                                           102,063
Less: aggregate amounts waived by the Manager (Note 2)      (7,697)
Less: expenses assumed by the Manager (Note 7)             (71,435)
--------------------------------------------------------------------------------
  Net expenses                                                           22,931
--------------------------------------------------------------------------------
Net investment (loss)                                                    (6,999)
--------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investment transactions                              9,926
Net unrealized appreciation                                             695,084
--------------------------------------------------------------------------------
  Net realized and unrealized gain on investments                       705,010
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                   $698,011
================================================================================

See notes to financial statements

CITI HEALTH SCIENCES INDEX FUND
STATEMENT OF CHANGES IN NET ASSETS


                                                                 FOR THE PERIOD
                                                               SEPTEMBER 5, 2000
                                                                (COMMENCEMENT OF
                                                                 OPERATIONS) TO
                                                               DECEMBER 31, 2000
================================================================================
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment loss                                              $    (6,999)
Net realized gain from investment transactions                         9,926
Unrealized appreciation (depreciation)
  of investments                                                     695,084
--------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                                          698,011
--------------------------------------------------------------------------------
DIVIDENDS DECLARED TO SHAREHOLDERS FROM:
Net investment income                                                     --
--------------------------------------------------------------------------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST (Note 5):
Net proceeds from sale of shares                                   5,002,279
Net asset value of shares issued to shareholders from
  reinvestment of dividends                                               --
Cost of shares repurchased                                               (40)
--------------------------------------------------------------------------------
Net decrease in net assets from transactions in shares
  of beneficial interest                                           5,002,239
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS                                         5,700,250
--------------------------------------------------------------------------------
NET ASSETS:
Beginning of period                                                       --
--------------------------------------------------------------------------------
End of period                                                    $ 5,700,250
================================================================================

See notes to financial statements

CITI HEALTH SCIENCES INDEX FUND
FINANCIAL HIGHLIGHTS

                                                                 FOR THE PERIOD
                                                               SEPTEMBER 5, 2000
                                                                (COMMENCEMENT OF
                                                                 OPERATIONS) TO
                                                               DECEMBER 31, 2000
================================================================================
Net Asset Value, beginning of period                                $10.00
--------------------------------------------------------------------------------
Income From Operations:
Net investment loss                                                 (0.014)
Net realized and unrealized gain on investments                      1.414
--------------------------------------------------------------------------------
  Total from operations                                              1.400
--------------------------------------------------------------------------------
Less Dividends From:
Net investment income                                                   --
--------------------------------------------------------------------------------
Net Asset Value, end of period                                      $11.40
================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)                           $5,700
Ratio of expenses to average net assets                               1.34%*
Ratio of net investment loss to average net assets                   (0.41)%*
Portfolio turnover                                                       2%
Total return                                                         14.00%**

Note: If Agents of the Fund had not voluntarily agreed to waive all of their fees for the period, and the Manager had not voluntarily assumed expenses, the net investment income per share and the ratios would have been as follows:

Net investment loss per share                                       $(0.172)
RATIOS:
Expenses to average net assets                                        5.97%**
Net investment loss to average net assets                            (5.04)%
================================================================================

 * Annualized

** Not annualized

See notes to financial statements

CITI HEALTH SCIENCES INDEX FUND
NOTES TO FINANCIAL STATEMENTS


1. SIGNIFICANT ACCOUNTING POLICIES Citi Health Sciences Index Fund (the "Fund") is a separate non-diversified series of CitiFunds Trust I (the "Trust"), a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Fund commenced operations on September 5, 2000. The investment manager of the Fund is SSB Citi Fund Management LLC ("SSBC").

     The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     The significant accounting policies consistently followed by the Fund are as follows:

     A. INVESTMENT SECURITY VALUATIONS Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted securities or listed securities for which last sale prices are not available are valued at last quoted bid prices. Debt securities (other than short-term obligations maturing in sixty days or less), are valued on the basis of valuations furnished by pricing services approved the the Board of Trustees which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, and other market data, without exclusive reliance on quoted prices or exchange or over-the-counter prices. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which constitutes fair value as determined by the Trustees. Securities, if any, for which there are no such valuations or quotations are valued at fair value as determined in good faith by or under guidelines established by the Trustees.

     B. INCOME Interest income consists of interest accrued and discount earned, adjusted for amortization of premium or discount on long-term debt securities when required for U.S. federal income tax purposes. Dividend income is recorded on the ex-dividend date.

     C. FEDERAL TAXES The Fund's policy is to comply with the provisions of the Internal Revenue Code available to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investment transactions. Accordingly, no provision for federal income or excise tax is necessary.

     D. DISTRIBUTIONS The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains. For the period ended December 31, 2000, the Fund reclassified $6,999 from accumulated realized gains on investment to undistributed net investment loss.

CITI HEALTH SCIENCES INDEX FUND
NOTES TO FINANCIAL STATEMENTS (Continued)


     E. EXPENSES The Fund bears all costs of its operations other than expenses specifically assumed by SSBC. Expenses incurred by the Trust with respect to any two or more funds or series are allocated in proportion to the average net assets of each fund, except when allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund.

     F. OTHER Investment transactions are accounted for on the date the investments are purchased or sold. Realized gains and losses are determined on the identified cost basis. Distributions to shareholders and shares issuable to shareholders electing to receive distributions in shares are recorded on the ex-dividend date.

2. MANAGEMENT FEES SSBC is a subsidiary of Citigroup Inc. ("Citigroup") and acts as investment manager to the Fund. The management fee is computed at an annual rate of 0.50% of the Fund's average daily net assets. SSBChas delegated the daily management of the Fund to State Street Bank and Trust Company which will act as a subadviser through its State Street Global Advisors division. The management fees paid amounted to $8,552, of which $7,697 was waived for the period ended December 31, 2000. The Trust pays no compensation directly to any Trustee or any other officers who is affiliated with the Manager, all of whom receive remuneration for their services to the Trust from the Manager or its affiliates.

3. DISTRIBUTION FEES Salomon Smith Barney Inc. ("SSB") acts as the Fund's distributor. Salomon Smith Barney Inc. ("SSB") is a subsidiary of Salomon Smith Barney Holding Inc. ("SSBH"), as well as certain other broker-dealers, continues to sell Fund shares to the public as a member of the selling group.

     Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Fund's transfer agent and Boston Financial Data Services ("BFDS") acts as the Fund's sub-transfer agent. CFTC receives fees and asset-based fees that vary according to the account size and type of account. BFDSis responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. For the period ended December 31, 2000, the Fund paid transfer agent fees of $5,065 to CFTC.

4. PURCHASES AND SALES OF INVESTMENTS Purchases and sales of investments,  other
than  U.S.  Government   securities  and  short-term   obligations,   aggregated
$5,034,527 and $87,540, respectively.

CITI HEALTH SCIENCES INDEX FUND
NOTES TO FINANCIAL STATEMENTS


5. SHARES OF BENEFICIAL INTEREST The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in shares of beneficial interest were as follows:

                                                                 FOR THE PERIOD
                                                               SEPTEMBER 5, 2000
                                                                (COMMENCEMENT OF
                                                                 OPERATIONS) TO
                                                               DECEMBER 31, 2000
================================================================================
Shares sold                                                         500,210
Shares issued to shareholders from reinvestment of distributions         --
Shares repurchased                                                       (4)
--------------------------------------------------------------------------------
Net increase                                                        500,206
================================================================================

6. FEDERAL INCOME TAX BASIS OF INVESTMENTS The cost and unrealized appreciation (depreciation) in value of the investment securities owned at December 31, 2000, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                       $4,957,314
================================================================================
Gross unrealized appreciation                                        $  927,863
Gross unrealized depreciation                                          (232,779)
--------------------------------------------------------------------------------
Net unrealized appreciation                                          $  695,084
================================================================================

7. ASSUMPTION OF EXPENSES SSBC has voluntarily agreed to pay a portion of the expenses of the Fund for the period ended December 31, 2000, which amounted to $71,435 to maintain a voluntary expense limitation of 0.75% of average daily net assets. This voluntary expense limitation may be discontinued at any time.

CITI HEALTH SCIENCES INDEX FUND
INDEPENDENT AUDITORS' REPORT

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
OF THE CITI HEALTH SCIENCES INDEX FUND

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Citi Health Sciences Index Fund of CitiFunds Trust I as of December 31, 2000, the related statement of operations, changes in net assets and financial highlights for the period September 5, 2000 (Commencement of Operations) through December 31, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Citi Health Sciences Index Fund as of December 31, 2000, the results of its operations, the changes in its net assets and financial highlights for the period September 5, 2000 through December 31, 2000, in conformity with accounting principles generally accepted in the United States of America.



                                                                    /s/ KPMG LLP



New York, New York
February 9, 2001

TRUSTEES AND OFFICERS
Elliott J. Berv
Donald M. Carlton
A. Benton Cocanougher
Mark T. Finn
Riley C. Gilley
Stephen Randolph Gross
Diana R. Harrington
Susan B. Kerley
Alan G. Merten
C. Oscar Morong, Jr., CHAIRMAN
R. Richardson Pettit
Walter E. Robb, III
E. Kirby Warren

PRESIDENT
Heath B. McLendon*

SECRETARY
Robert I. Frenkel*

TREASURER
Lewis E. Daidone*

* AFFILIATED PERSON OF INVESTMENT MANAGER

INVESTMENT MANAGER
SSB Citi Fund Management LLC

DISTRIBUTOR
Salomon Smith Barney Inc.

TRANSFER AGENT
Citi Fiduciary Trust Company
125 Broad Street, New York, NY 10004

SUB-TRANSFER AGENT AND CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

AUDITORS
KPMG LLP

This report is prepared for the information of shareholders of Citi Health Sciences Index Fund. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus of Citi Health Sciences Index Fund.


(C) 2001 Citicorp   [RECYCLE LOGO] Printed on recycled paper        FD02208 2/01

ANNUAL REPORT

DECEMBER 31, 2000

CITI TECHNOLOGY
     INDEX FUND

                                                                [CitiFunds Logo]


   --------------------------------------------------------------------------
   INVESTMENT PRODUCTS: NOT FDIC INSURED o NO BANK GUARANTEE o MAY LOSE VALUE
   --------------------------------------------------------------------------

TABLE OF CONTENTS

CITI TECHNOLOGY INDEX FUND

Letter to Our Shareholders                                                     1
--------------------------------------------------------------------------------
Portfolio Environment and Outlook                                              2
--------------------------------------------------------------------------------
Fund Facts                                                                     3
--------------------------------------------------------------------------------
Portfolio Highlights                                                           4
--------------------------------------------------------------------------------
Fund Performance                                                               5
--------------------------------------------------------------------------------
Portfolio of Investments                                                       6
--------------------------------------------------------------------------------
Statement of Assets and Liabilities                                            9
--------------------------------------------------------------------------------
Statement of Operations                                                       10
--------------------------------------------------------------------------------
Statement of Changes in Net Assets                                            11
--------------------------------------------------------------------------------
Financial Highlights                                                          12
--------------------------------------------------------------------------------
Notes to Financial Statements                                                 13
--------------------------------------------------------------------------------
Independent Auditors' Report                                                  16
--------------------------------------------------------------------------------

LETTER TO OUR SHAREHOLDERS

Dear Shareholder:

[PHOTO OF HEATH B. MCLENDON HERE]]

     We are pleased to present the annual report for the Citi(SM) Technology Index Fund (the "Fund") for the period ended December 31, 2000. In this report, we summarize the economic and market conditions that prevailed during 2000. A detailed summary of the Fund's performance and holdings as of December 31, 2000 can be found in the sections that follow. We hope you find this report to be useful and informative.

     The  Fund  seeks  to  provide  investment  results  that,  before  fees and expenses,  correspond  to  the  performance  of  the  Goldman  Sachs  Technology
(GSTI(TM) Composite) Index. The GSTI Composite Index is an index of common stocks traded on the New York Stock Exchange, the American Stock Exchange or the Nasdaq Stock Market that is designed to measure the performance of companies in the technology sector. Included in the Index, among others, are producers of sophisticated devices related to the fields of computers, electronics, networking and Internet services; producers of computers and Internet software; consultants for information technology; and providers of computer services.

     Thank you for your investment in the Citi Technology Index Fund.

Sincerely,


/s/ Heath B. McLendon



Heath B. McLendon
President
January 5, 2001

Citi is a service mark of Citicorp.

PORTFOLIO ENVIRONMENT AND OUTLOOK

     For the period from the Fund's inception on September 5, 2000 through December 31, 2000, the Fund returned a negative 44.30%. In comparison, the Goldman Sachs Technology Index returned a negative 44.48% for the same period. We attribute any difference in returns to the effects of the Fund expenses and transaction fees. Investors in index funds such as this Fund and should remember that the performance of the Fund is intended to correspond to the performance of its index in good and bad markets, over the short and long term.

     WHEN THE ECONOMY WAS GROWING ROBUSTLY DURING THE FIRST HALF OF 2000, STOCK MARKET LEADERS DURING THE EARLY PART OF THE REPORTING PERIOD INCLUDED MANY OF THE STOCKS THAT COMPRISE THE GSTI COMPOSITE INDEX. These advances were relatively short-lived, however. Partly because of the market's advance and its effect on consumer spending, the Federal Reserve Board (the "Fed") continued to move toward a more restrictive monetary policy, raising short-term interest rates three times during the first half of the year in an effort to constrain economic growth and forestall long-dormant inflationary pressures.

     THE FED'S MONETARY POLICIES APPARENTLY WERE EFFECTIVE, BECAUSE THE SECOND HALF OF 2000 WAS CHARACTERIZED BY AN ECONOMIC SLOWDOWN IN THE U.S. In this new economic environment, investor sentiment changed dramatically. Investors sold technology stocks amid concerns that a slower economy might adversely affect corporate earnings. For its part, the Fed held interest rates steady throughout the second half of 2000.

     Although these shifts in economic growth, monetary policy and investor sentiment made 2000 a highly volatile and challenging year for technology stocks in general, the Fund exhibited substantially less volatility than other technology-laden indices such as the Nasdaq Composite Index. This is because the GSTI Composite Index includes some of the larger, more liquid technology companies.

     NONETHELESS, THE MOST NOTABLE STOCK MARKET TREND OF 2000 ACROSS ALL STOCK EXCHANGES AND CAPITALIZATION RANGES WAS THE SHARP DECLINE IN TECHNOLOGY SHARES. Many investment professionals attribute the technology industry group's weakness to unrestrained investor enthusiasm for companies that they believed would prosper in the "New Economy."(1) During 1999, many investors bid up the prices of such stocks to extremely high valuations. Among the beneficiaries of this early enthusiasm were many Internet-related companies that had yet to earn a profit, but were the subject of popular speculation that they might one day grow into industry leaders. The enthusiasm for technology stocks continued into the first quarter of 2000.

     By the end of the first quarter, rising short-term interest rates had put pressure on corporate profitability, leading to a series of earnings disappointments by companies in a range of industries that continued throughout the year. This new environment of slower growth hit the technology sector particularly hard. Investors who had given little scrutiny to such old school fundamentals as price to earnings ratios suddenly became concerned that technology stock valuations had risen too far, too fast.

(1)  The  New   Economy   represents   those   companies   in  the   technology,
     telecommunications, and Internet sectors.

Investors were quick to sell what they deemed to be overvalued technology stocks, the prices of which fell sharply in April 2000.

     Despite a subsequent summer rally during which the GSTI Composite Index hit its high for the year, the prices of technology stocks generally declined from September 30, 2000 through December 31, 2000, triggering a "flight to quality" that mainly benefited high-quality bonds and relatively defensive, value-oriented stocks. Indeed, by the end of December, many technology stocks, trading at all-time lows, had reached valuations that made them attractive to some value-oriented investors.

     Technology suffered immensely at the close of 2000, yet signs are beginning to emerge that the worst may be over for the tech-laden Nasdaq Composite Index. The telecommunications industry is approaching a crucial point. Until now, telecommunications companies were burdened with heavy fixed costs. But at this point, costs appear to be moderating while demand has firmed and pricing has recovered. These developments should benefit the better telecommunications players' return on investment and may help to ease investors' concerns about a "glut" of supply. However, we think the halcyon days of technology may be over for the foreseeable future and greater competition and slower corporate spending on information technology will certainly act as a drag on the Nasdaq in the first part of 2001. However, we expect technology to rebound in the latter part of 2001 as the Fed's rate cuts work their way through the economy.



FUND FACTS

FUND OBJECTIVE

The Fund's goal is to provide investment results that, before fees and expenses, correspond to the performance of the Goldman Sachs Technology (GSTI(TM) Composite) Index.

INVESTMENT MANAGER                            DIVIDENDS
SSB Citi Fund Management LLC                  Declared annually, if any

SUBADVISER                                    CAPITAL GAINS
State Street Bank & Trust Company             Distributed annually, if any
through its State Street Global
Advisors division

COMMENCEMENT OF OPERATIONS                    INDEX
September 5, 2000                             Goldman Sachs Technology (GSTI(TM)
                                              Composite) Index

NET ASSETS AS OF 12/31/00
$2.8 million

PORTFOLIO HIGHLIGHTS


TOP TEN HOLDINGS AS OF DECEMBER 31, 2000

COMPANY, INDUSTRY                                                % OF NET ASSETS

Cisco Systems, Inc., Computer Communications                           8.54%
--------------------------------------------------------------------------------
Microsoft Corp., Packaged Software                                     7.32%
--------------------------------------------------------------------------------
Intel Corp., Semiconductors                                            6.29%
--------------------------------------------------------------------------------
Oracle Corp., Packaged Software                                        5.24%
--------------------------------------------------------------------------------
International Business Machines Corp., Computer Processing Hardware    4.79%
--------------------------------------------------------------------------------
EMC Corp., Computer Peripherals                                        4.53%
--------------------------------------------------------------------------------
Nortel Networks Corp., Telecommunications Equipment                    3.11%
--------------------------------------------------------------------------------
Sun Microsysems Inc., Computer Processing Hardware                     2.80%
--------------------------------------------------------------------------------
Texas Instruments Inc., Semiconductors                                 2.55%
--------------------------------------------------------------------------------
American Online Inc., Other Consumer Services                          2.50%
--------------------------------------------------------------------------------


PORTFOLIO DIVERSIFICATION AS OF DECEMBER 31, 2000

[Data below represents a pie chart in the printed piece]

*Short-Term                                 1%
Telecommunications Equipment               13%
Semiconductors                             17%
Packaged Software                          19%
Other Consumer Services                     3%
Internet Software Services                  4%
Information Technology Services             2%
Electronic Production Equipment             2%
Electronic Equipment/Instruments            1%
Miscellaneous Commercial Services           1%
Electronic Components                       2%
Data Processing Services                    4%
Computer Processing Hardware               13%
Computer Peripherals                        6%
Computer Communications                    12%

* Includes cash and net other assets

FUND PERFORMANCE
TOTAL RETURNS


                                                                      SINCE
                                                                      9/5/00
ALL PERIODS ENDED DECEMBER 31, 2000                                 (INCEPTION)*
================================================================================

Citi Technology Index Fund                                           (44.30)%
Goldman Sachs Technology (GSTI(TM) Composite) Index                  (44.48)%

* Not Annualized


GROWTH OF A $10,000 INVESTMENT

        [The table below represents a line chart in the printed piece.]

                      Goldman Sachs
                        Technology               Citi
                   (GSTI(TM) Composite)       Technology
                          Index               Index Fund

9/5/00                    10000                  10000
9/30/00                   8519.81                8550
10/31/00                  7876.32                7890
11/20/00                  6072.64                6100
12/31/00                  5552.22                5570


A $10,000 investment in the Fund made on its inception date would have been $5,570 (as of 12/31/00). The graph shows how this compares to its benchmark over the same period.


The graph assumes all dividends and distributions are reinvested at Net Asset Value.

Notes: All Fund performance numbers represent past performance, and are no guarantee of future results. The Fund's share price and investment return will fluctuate, so that the value of an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns include change in share price and reinvestment of dividends and distributions, if any. Total return figures are provided in accordance with SEC guidelines for comparative purposes for prospective investors and reflect certain voluntary fee waivers which may be terminated at any time. If the waivers were not in place, the Fund's returns would have been lower. Investors may not invest directly in an index.

"GSTI", "GSTI Composite Index", "Goldman Sachs Technology Index", "GSSI" and "Goldman Sachs Sector Indices" are trademarks of Goldman Sachs & Co. and have been licensed for use by SSB Citi Fund Management LLC for use in connection with the Fund. The Fund is not sponsored, endorsed, sold, or promoted by Goldman, Sachs & Co. or any of its affiliates. Neither Goldman, Sachs & Co. nor any of its affiliates make any representation regarding the advisability of investing in the Fund.

CITI TECHNOLOGY INDEX FUND
PORTFOLIO OF INVESTMENTS                                       December 31, 2000




ISSUERS                                                  SHARES         VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 99.0%
--------------------------------------------------------------------------------
ADVERTISING/MARKETING SERVICES -- 0.0%
--------------------------------------------------------------------------------
Doubleclick Inc.*                                          100       $     1,100
                                                                     -----------

COMMERCIAL PRINTING/FORMS -- 0.1%
--------------------------------------------------------------------------------
Deluxe Corp.                                               100             2,527
                                                                     -----------

COMPUTER COMMUNICATIONS-- 11.4%
--------------------------------------------------------------------------------
Adaptec, Inc.*                                             100             1,025
Brocade Communication Systems, Inc.*                       200            18,363
Cabletron Systems, Inc.*                                   200             3,013
Cisco Systems, Inc.*                                     6,219           237,877
Emulex Corp.*                                               64             5,116
Extreme Networks, Inc.*                                    100             3,912
Finisar Corp.*                                             100             2,900
Foundry Networks, Inc.*                                    100             1,500
Juniper Networks, Inc.*                                    278            35,045
MRV Communications, Inc.*                                  100             1,338
Redback Networks Inc.*                                     100             4,100
3COM Corp.*                                                300             2,550
                                                                     -----------
                                                                         316,739
                                                                     -----------
COMPUTER PERIPHERALS -- 5.8%
--------------------------------------------------------------------------------
Creative Technology, Ltd.*                                 100             1,113
EMC Corp.*                                               1,900           126,350
Lexmark International, Inc.*                               100             4,431
Network Appliance, Inc.*                                   300            19,256
Qlogic Corp.*                                               67             5,159
Quantum Corp.*                                             100             1,331
Symbol Technologies Inc.                                   100             3,600
                                                                     -----------
                                                                         161,240
                                                                     -----------
COMPUTER PROCESSING HARDWARE -- 12.7%
--------------------------------------------------------------------------------
Apple Computer, Co.*                                       300             4,463
Compaq Computer Corp.                                    1,500            22,575
Dell Computer Corp.*                                     2,300            40,106
Gateway, Inc.*                                             300             5,397
Hewlett-Packard Co.                                      1,800            56,813
International Business Machines Corp.                    1,570           133,450
Palm, Inc.*                                                500            14,156
Sun Microsystems Inc.*                                   2,800            78,050
                                                                     -----------
                                                                         355,010
                                                                     -----------
DATA PROCESSING SERVICES-- 3.9%
--------------------------------------------------------------------------------
Acxiom Corp.*                                              100             3,894
Affiliated Computer Services, Inc.*                         41             2,488
Amdocs Limited*                                            200            13,250
Automatic Data Processing, Inc.                            556            35,202
Bisys Group, Inc.*                                          49             2,554
Ceridian Corp.                                             100             1,994
CSG Systems International, Inc.*                            46             2,159
DST Systems, Inc.*                                         112             7,504
First Data Corp.                                           400            21,075
Fiserv, Inc.*                                              100             4,744
Paychex, Inc.                                              300            14,588
                                                                     -----------
                                                                         109,452
                                                                     -----------
ELECTRICAL PRODUCTS -- 0.2%
--------------------------------------------------------------------------------
American Power Conversion Corp.*                           200             2,475
Power-One, Inc.*                                           100             3,931
                                                                     -----------
                                                                           6,406
                                                                     -----------
ELECTRONIC COMPONENTS-- 2.0%
--------------------------------------------------------------------------------
Cree, Inc.*                                                 59             2,096
Flextronics International Ltd.*                            300             8,550
Jabil Circuit, Inc.*                                       200             5,075
Nvidia Corp.*                                              100             3,277
Rambus Inc.*                                               100             3,613
SanDisk Corp.*                                             100             2,775
Sanmina Corp.*                                             148            11,340
Solectron Corp.*                                           500            16,950
Vishay Intertechnology Inc.*                               100             1,513
                                                                     -----------
                                                                          55,189
                                                                     -----------
ELECTRONIC EQUIPMENT/INSTRUMENTS -- 1.4%
--------------------------------------------------------------------------------
JDS Uniphase Corp.*                                        661            27,555
Macrovision Corp.*                                          36             2,665
PerkinElmer, Inc.                                           44             4,620
SCI Systems, Inc.*                                         100             2,638
                                                                     -----------
                                                                          37,478
                                                                     -----------

ELECTRONIC PRODUCTION EQUIPMENT -- 2.4%
--------------------------------------------------------------------------------
Amkor Technology, Inc.*                                    100             1,552
Applied Materials, Inc.*                                   700            26,731
ASM Lithography Holdings N.V.*                             400             9,025
Celestica Inc.*                                            100             5,425
KLA-Tencor Corp.*                                          200             6,738
LAM Research Corp.*                                        100             1,450
Novellus Systems, Inc.*                                    100             3,594
Synopsys Inc.*                                             100             4,744
Teradyne, Inc.*                                            200             7,450
                                                                     -----------
                                                                          66,709
                                                                     -----------

ELECTRONICS DISTRIBUTORS -- 0.2%
--------------------------------------------------------------------------------
Arrow Electronics, Inc.                                    100             2,862
Avnet, Inc.                                                100             2,150
Safeguard Scientifics Inc.*                                100               662
                                                                     -----------
                                                                           5,674
                                                                     -----------

CITI TECHNOLOGY INDEX FUND
PORTFOLIO OF INVESTMENTS                                       December 31, 2000

ISSUERS                                                  SHARES         VALUE
--------------------------------------------------------------------------------
FINANCIAL PUBLISHING/SERVICES -- 0.2%
--------------------------------------------------------------------------------
Sungard Data Systems Inc.*                                 100       $     4,712
                                                                     -----------
INFORMATION TECHNOLOGY SERVICES -- 2.0%
--------------------------------------------------------------------------------
Citrix Systems, Inc.*                                      200             4,500
Computer Sciences Corp.*                                   150             9,019
Electronic Data Systems Corp.                              400            23,100
J.D. Edwards & Co.*                                        100             1,781
Keane, Inc.                                                100               975
Marchfirst Inc.*                                           100               150
National Instruments Corp.*                                 45             2,185
Peoplesoft, Inc. *                                         200             7,438
Sapient Corp.*                                             100             1,194
Unisys Corp.*                                              300             4,387
                                                                     -----------
                                                                          54,729
                                                                     -----------
INTERNET RETAIL -- 0.2%
--------------------------------------------------------------------------------
Amazon.com, Inc.*                                          300             4,669
                                                                     -----------
INTERNET SOFTWARE/SERVICES -- 4.1%
--------------------------------------------------------------------------------
Akamai Technologies, Inc.*                                 100             2,106
Ariba Inc.*                                                200            10,725
Art Technology Group, Inc.*                                100             3,056
At Home Corp.*                                             300             1,659
BEA Systems, Inc.*                                         332            22,348
Broadvision, Inc.*                                         200             2,363
CMGI Inc.*                                                 300             1,678
CNET Networks, Inc.*                                       100             1,598
Commerce One, Inc.*                                        100             2,531
Critical Path, Inc.*                                       100             3,075
Digital Island*                                            100               406
Earthlink, Inc.*                                           100               503
Exodus Communications, Inc.*                               400             8,000
InfoSpace Inc.*                                            200             1,769
Inktomi Corp.*                                             100             1,788
Internap Network Services Corp.*                           100               725
Internet Capital Group, Inc.*                              200               656
Internet Security Systems, Inc.*                            37             2,902
Interwoven, Inc.*                                           43             2,835
Kana Communications, Inc.*                                 100             1,150
Openwave Systems Inc.*                                     100             4,794
Portal Software, Inc.*                                     100               784
Psinet Inc.*                                               100                72
Quest Software, Inc.*                                      100             2,806
RealNetworks, Inc.*                                        100               869
Scient Corp.*                                              100               325
Usinternetworking, Inc.*                                   100               500
VeriSign Inc.*                                             171            12,686
VerticalNet, Inc.*                                         100               666
Vignette Corp.*                                            200             3,600
Vitria Technology Inc.*                                    100               775
Yahoo! Inc.*                                               500            15,086
                                                                     -----------
                                                                         114,836
                                                                     -----------
INVESTMENT BANKS/BROKERS -- 0.1%
--------------------------------------------------------------------------------
E*Trade Group, Inc.*                                       200             1,475
                                                                     -----------
MISCELLANEOUS COMMERCIAL
SERVICES-- 0.6%
--------------------------------------------------------------------------------
Checkfree Corp.*                                            51             2,167
Concord EFS, Inc.*                                         200             8,787
Nova Corp.*                                                100             1,994
Sabre Holdings Corp.*                                      100             4,312
                                                                     -----------
                                                                          17,260
                                                                     -----------
OTHER CONSUMER SERVICES -- 2.7%
--------------------------------------------------------------------------------
America Online Inc.*                                     2,000            69,600
Ebay, Inc.*                                                200             6,600
Priceline.com, Inc.*                                       100               131
                                                                     -----------
                                                                          76,331
                                                                     -----------
PACKAGED SOFTWARE -- 18.7%
--------------------------------------------------------------------------------
Adobe Systems Inc.                                         200            11,637
BMC Software, Inc.*                                        200             2,800
Cadence Design Systems, Inc.*                              200             5,500
Check Point Software Technologies Ltd.*                    136            18,165
Cognos, Inc.*                                              100             1,881
Computer Association International, Inc.                   500             9,750
Compuware Corp.*                                           300             1,875
E Piphany, Inc.*                                            43             2,319
I2 Technologies, Inc.*                                     284            15,443
Intuit Co.*                                                200             7,888
Lernout & Hauspie Speech Products Co.*                     100                77
Macromedia, Inc.*                                           46             2,794
Mercury Interactive Corp.*                                  70             6,317
Micromuse Inc.*                                             62             3,742
Microsoft Corp.*                                         4,700           203,863
Networks Associations, Inc.*                               100               419
Novell, Inc.*                                              300             1,566
Oracle Corp.*                                            5,029           146,155
Parametric Technology Corp.*                               200             2,687
Peregrine Systems, Inc.*                                   100             1,975
Rational Software Corp.*                                   200             7,788
Red Hat, Inc.*                                             100               625
Siebel Systems Inc.*                                       356            24,075
Symantec Corp.*                                            100             3,337
Tibco Software Inc.*                                       200             9,587

PORTFOLIO OF INVESTMENTS                                       December 31, 2000


ISSUERS                                                 SHARES         VALUE
--------------------------------------------------------------------------------
VERITAS Software Corp.*                                    335       $    29,312
                                                                     -----------
                                                                         521,577
                                                                     -----------
RECREATIONAL PRODUCTS -- 0.1%
--------------------------------------------------------------------------------
Electronic Arts Inc.*                                      100             4,263
                                                                     -----------
SEMICONDUCTORS -- 16.9%
--------------------------------------------------------------------------------
Advanced Micro Devices Inc.*                               300             4,144
Altera Corp.*                                              400            10,525
Analog Devices, Inc.*                                      300            15,356
Applied Micro Circuits Corp.*                              200            15,009
Atmel Corp.*                                               400             4,650
Broadcom Corp.*                                            100             8,400
Conexant Systems, Inc.*                                    200             3,075
Cypress Semiconductor Corp.*                               100             1,969
Dallas Semiconductor Corp.                                 100             2,563
Fairchild Semiconductor Corp.*                             100             1,444
GlobeSpan, Inc.*                                           100             2,750
Integrated Device Technology, Co.*                         100             3,313
Intel Corp.                                              5,828           175,204
International Rectifier Corp.*                             100             3,000
Lattice Semicondutor Corp.*                                100             1,837
Linear Technology Corp.                                    300            13,875
LSI Logic Corp.*                                           300             5,127
Maxim Integrated Products, Inc.*                           250            11,953
Micrel, Inc.*                                              100             3,369
Microchip Technology Inc.*                                 150             3,291
Micron Technology, Inc.*                                   500            17,750
National Semiconductor Corp.*                              200             4,025
PMC-Sierra, Inc.*                                          130            10,221
SDL Inc.*                                                   68            10,077
STmicroelectronics NV                                      800            34,250
Texas Instruments Inc.                                   1,500            71,062
Transwitch Corp.*                                          100             3,913
Triquint Semicondutor Inc.*                                100             4,369
Vitesse Semicondutor Corp.*                                200            11,062
Xilinx Inc.*                                               300            13,837
                                                                     -----------
                                                                         471,420
                                                                     -----------
SERVICES TO THE HEALTH INDUSTRY-- 0.1%
--------------------------------------------------------------------------------
WEB MD Corp.*                                              200             1,587
                                                                     -----------
TELECOMMUNICATIONS EQUIPMENT -- 13.1%
--------------------------------------------------------------------------------
ADC Telecommunications Inc.*                               600       $    10,875
Advanced Fibre Communications, Inc.*                       100             1,806
American Tower Corp.                                       100             3,788
Andrew Corp.*                                              100             2,175
Avanex Corp.*                                               57             3,395
Ciena Corp.*                                               251            20,394
Comverse Technology, Inc.*                                 139            15,099
Corning Inc.                                               700            36,969
ECI Telecom Ltd.                                           100             1,398
Lucent Technologies Inc.                                 2,900            39,150
Motorola, Inc.                                           1,900            38,475
New Focus, Inc.*                                           100             3,475
Nortel Networks Corp.                                    2,700            86,569
ONI Systems Corp.*                                         100             3,956
Polycom, Inc.*                                             100             3,219
Qualcomm Inc.*                                             661            54,326
RF Micro Devices, Inc.*                                    100             2,744
Scientific Atlanta Inc.                                    100             3,256
Sonus Networks Inc.*                                       200             5,050
Sycamore Networks, Inc.*                                   200             7,450
Tellabs Inc.*                                              363            20,509
Terayon Communication Systems Inc.*                        100               406
Turnstone Systems Inc.*                                    100               744
                                                                     -----------
                                                                         365,228
                                                                     -----------
WIRELESS TELECOMMUNICATIONS -- 0.1%
--------------------------------------------------------------------------------
Crown Castle International Corp.*                          100             2,706
                                                                     -----------
TOTAL COMMON STOCKS
  (Identified Cost $4,927,849)                                         2,758,317
                                                                     -----------
SHORT-TERM OBLIGATIONS
AT AMORTIZED COST-- 0.0%
--------------------------------------------------------------------------------
Federated Prime
  Cash Obligation                                          981               981
                                                                     -----------
TOTAL INVESTMENTS
  (Identified Cost $4,928,830)                            99.0%        2,759,298
OTHER ASSETS,
  LESS LIABILITIES                                         1.0            27,562
                                                         -----       -----------
NET ASSETS                                               100.0%      $ 2,786,860
                                                         =====       ===========

* Non-income producing security

See notes to financial statements

CITI TECHNOLOGY INDEX FUND
STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2000
================================================================================
ASSETS:
Investments, at value (Note 1A) (Identified Cost, $4,928,830)        $2,759,298
Cash                                                                     24,075
Receivable for Investments sold                                          11,577
Dividends receivable                                                        355
Interest receivable                                                           5
Receivable from the Manager                                              76,752
--------------------------------------------------------------------------------
  Total assets                                                        2,872,062
--------------------------------------------------------------------------------
LIABILITIES:
Payable for investments purchased                                        21,170
Accrued expenses and other liabilities                                   64,032
--------------------------------------------------------------------------------
  Total liabilities                                                      85,202
--------------------------------------------------------------------------------
NET ASSETS                                                           $2,786,860
================================================================================
NET ASSETS CONSIST OF:
Paid-in capital                                                      $4,987,982
Unrealized depreciation                                              (2,169,532)
Accumulated net realized loss on investments                            (31,590)
--------------------------------------------------------------------------------
  Total                                                              $2,786,860
================================================================================
COMPUTATION OF:
Net Asset Value, offering price and redemption fee per share
  ($2,786,860/500,371 shares outstanding)                                 $5.57
================================================================================

See notes to financial statements

CITI TECHNOLOGY INDEX FUND
STATEMENT OF OPERATIONS

FOR THE PERIOD SEPTEMBER 5, 2000 (COMMENCEMENT OF OPERATIONS) TO
DECEMBER 31, 2000
================================================================================
INVESTMENT INCOME (Note 1B):
Interest                                                 $    3,606
Dividends                                                     1,337
--------------------------------------------------------------------------------
                                                                    $    4,943
--------------------------------------------------------------------------------
EXPENSES:
Management fees (Note 2)                                 $    6,055
Custody and fund accounting fees                             26,949
Legal fees                                                   22,080
Auditing fees                                                16,000
Licensing fees                                               10,000
Shareholder reports                                          12,740
Transfer agent fees                                           3,523
Registration fees                                             1,325
Trustee fees                                                  1,300
Miscellaneous                                                 1,411
--------------------------------------------------------------------------------
  Total expenses                                            101,383
Less: aggregate amounts waived by the Manager (Note 2)       (5,449)
Less: expenses assumed by the Manager (Note 7)              (76,752)
--------------------------------------------------------------------------------
  Net expenses                                                          19,182
--------------------------------------------------------------------------------
Net investment loss                                                    (14,239)
--------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on investment transactions                           (31,590)
Net unrealized depreciation                                         (2,169,532)
--------------------------------------------------------------------------------
  Net realized and unrealized loss on investments                   (2,201,122)
--------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                $(2,215,361)
================================================================================

See notes to financial statements

CITI TECHNOLOGY INDEX FUND
STATEMENT OF CHANGES IN NET ASSETS


                                                                 FOR THE PERIOD
                                                               SEPTEMBER 5, 2000
                                                                (COMMENCEMENT OF
                                                                 OPERATIONS) TO
                                                               DECEMBER 31, 2000
================================================================================
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment loss                                              $   (14,239)
Net realized loss from investment transactions                       (31,590)
Unrealized (depreciation) of investments                          (2,169,532)
--------------------------------------------------------------------------------
Net (decrease) in net assets resulting from operations            (2,215,361)
--------------------------------------------------------------------------------
DIVIDENDS DECLARED TO SHAREHOLDERS FROM:
Net investment income                                                     --
--------------------------------------------------------------------------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST (Note 5):
Net proceeds from sale of shares                                   5,002,230
Net asset value of shares issued to shareholders
  from reinvestment of dividends                                          --
Cost of shares repurchased                                                (9)
--------------------------------------------------------------------------------
Net increase in net assets from transactions
  in shares of beneficial interest                                 5,002,221
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS                                         2,786,860
--------------------------------------------------------------------------------
NET ASSETS:
Beginning of period                                                       --
--------------------------------------------------------------------------------
End of period                                                    $ 2,786,860
================================================================================

See notes to financial statements

CITI TECHNOLOGY INDEX FUND
FINANCIAL HIGHLIGHTS


                                                                 FOR THE PERIOD
                                                               SEPTEMBER 5, 2000
                                                                (COMMENCEMENT OF
                                                                 OPERATIONS) TO
                                                               DECEMBER 31, 2000
================================================================================
Net Asset Value, beginning of period                               $ 10.00
--------------------------------------------------------------------------------
Income From Operations:
Net investment loss                                                 (0.028)
Net realized and unrealized gain (loss) on investments              (4.402)
--------------------------------------------------------------------------------
  Total from operations                                             (4.430)
--------------------------------------------------------------------------------
Less Dividends From:
Net investment income                                                   --
--------------------------------------------------------------------------------
Net Asset Value, end of period                                     $  5.57
================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)                          $ 2,787
Ratio of expenses to average net assets                               1.58%*
Ratio of net investment loss to average net assets                   (1.18)%*
Portfolio turnover                                                       3%
Total return                                                        (44.30)%**

Note: If Agents of the Fund had not voluntarily agreed to waive all of their fees for the period, and the Manager had not voluntarily assumed expenses, the net investment income per share and the ratios would have been as follows:

Net investment income per share                                    $(0.193)
RATIOS:
Expenses to average net assets                                        8.37%*
Net investment loss to average net assets                            (7.97)%*
================================================================================

 * Annualized

** Not annualized

See notes to financial statements

CITI TECHNOLOGY INDEX FUND
NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES Citi Technology Index Fund (the "Fund") is a separate non-diversified series of CitiFunds Trust I (the "Trust"), a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Fund commenced operations on September 5, 2000. The investment manager of the Fund is SSB Citi Fund Management LLC ("SSBC").

     The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     The significant accounting policies consistently followed by the Fund are as follows:

     A. INVESTMENT SECURITY VALUATIONS Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Debt securities (other than short-term obligations maturing in 60 days or less), are valued on the basis of valuations furnished by pricing services approved by the Board of Trustees which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, and other market data, without exclusive reliance on quoted prices or exchange or over-the-counter prices. Short-term obligations maturing in 60 days or less, are valued at amortized cost, which constitutes fair value as determined by the Trustees. Securities, if any, for which there are no such valuations or quotations are valued at fair value as determined in good faith by or under guidelines established by the Trustees.

     B. INCOME Interest income consists of interest accrued and discount earned, adjusted for amortization of premium or discount on long-term debt securities when required for U.S. federal income tax purposes. Dividend income is recorded on the ex-dividend date.

     C. FEDERAL TAXES The Fund's policy is to comply with the provisions of the Internal Revenue Code available to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investment transactions. Accordingly, no provision for federal income or excise tax is necessary. At December 31, 2000, the Fund, for federal income tax purposes, had a capital loss carryover of $1,503 which will expire on December 31, 2008.

     Such capital loss carryover will reduce the Fund's taxable income arising from future net realized gain on investment transactions, if any, to the extent permitted by the Internal Revenue code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax.

     D. DISTRIBUTIONS The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of cap-

CITI TECHNOLOGY INDEX FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

ital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. For the period ended December 31, 2000 the Fund reclassified $14,239 from paid-in-capital to accumulated net invest- ment loss.

     E. EXPENSES The Fund bears all costs of its operations other than expenses specifically assumed by SSBC. Expenses incurred by the Trust with respect to any two or more funds or series are allocated in proportion to the average net assets of each fund, except when allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund.

     F. OTHER Investment transactions are accounted for on the date the investments are purchased or sold. Realized gains and losses are determined on the identified cost basis. Distributions to shareholders and shares issuable to shareholders electing to receive distributions in shares are recorded on the ex-dividend date.

2. MANAGEMENT FEES SSBC is a subsidiary of Citigroup Inc. ("Citigroup") and acts as investment manager to the Fund. The management fee is computed at an annual rate of 0.50% of the Fund's average daily net assets. SSBC has delegated the daily management of the Fund to State Street Bank and Trust Company which will act as a Subadviser through its State Street Global Advisors division (the "Subadviser"). The management fees paid amounted to $6,055, of which $5,449 was waived for the period ended December 31, 2000. The Trust pays no compensation directly to any Trustee or any other officers who is affiliated with the Manager, all of whom receive remuneration for their services to the Trust from the Manager or its affiliates.

3. DISTRIBUTION FEES Salomon Smith Barney Inc. acts as the Fund's distributor. Salomon Smith Barney Inc. ("SSB") is subsidiary of Salomon Smith Barney Holding Inc. ("SSBH"), as well as certain other broker-dealers, continues to sell Fund shares to the public as a member of the selling group.

     Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Fund's transfer agent and Boston Financial Data Services ("BFDS") acts as the Fund's sub-transfer agent. CFTC receives fees and asset-based fees that vary according to the account size and type of account. BFDS is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. For the period ended December 31, 2000, the Fund paid transfer agent fees of $5,054 to CFTC.

4. PURCHASES AND SALES OF INVESTMENTS Purchases and sales of investments,  other
than  U.S.  Government   securities  and  short-term   obligations,   aggregated
$5,079,738 and $120,300, respectively.

CITI TECHNOLOGY INDEX FUND
NOTES TO FINANCIAL STATEMENTS

5. SHARES OF BENEFICIAL INTEREST The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional Shares of Beneficial Interest (without par value). Transactions in shares of beneficial interest were as follows:

                                                                 FOR THE PERIOD
                                                               SEPTEMBER 5, 2000
                                                                (COMMENCEMENT OF
                                                                 OPERATIONS) TO
                                                               DECEMBER 31, 2000
================================================================================
Shares sold                                                         500,372
Shares issued to shareholders from
  reinvestment of distributions--
Shares repurchased                                                       (1)
--------------------------------------------------------------------------------
Net increase                                                        500,371
================================================================================

6. FEDERAL INCOME TAX BASIS OF INVESTMENTS The cost and unrealized appreciation (depreciation) in value of the investment securities owned at December 31, 2000, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                      $ 4,928,994
================================================================================
Gross unrealized appreciation                                       $    39,838
Gross unrealized depreciation                                        (2,209,534)
--------------------------------------------------------------------------------
Net unrealized depreciation                                         $(2,169,696)
================================================================================

7. ASSUMPTION OF EXPENSES SSBC has voluntarily agreed to pay a portion of the expenses of the Fund for the year ended December 31, 2000, which amounted to $76,752 to maintain a voluntary expense limitation of 0.75% of average daily net assets. This voluntary expense limitation may be discontinued at any time.

CITI TECHNOLOGY INDEX FUND
INDEPENDENT AUDITORS' REPORT

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
OF THE CITI TECHNOLOGY INDEX FUND

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Citi Technology Index Fund of CitiFunds Trust I as of December 31, 2000, the related statement of operations, changes in net assets and financial highlights for the period September 5, 2000 (Commencement of Operations) through December 31, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Citi Technology Index Fund as of December 31, 2000, the results of its operations, the changes in its net assets and financial highlights for the period September 5, 2000 through December 31, 2000, in conformity with accounting principles generally accepted in the United States of America.


                                                                    /s/ KPMG LLP



New York, New York
February 9, 2001

TRUSTEES AND OFFICERS
Elliott J. Berv
Donald M. Carlton
A. Benton Cocanougher
Mark T. Finn
Riley C. Gilley
Stephen Randolph Gross
Diana R. Harrington
Susan B. Kerley
Alan G. Merten
C. Oscar Morong, Jr., CHAIRMAN
R. Richardson Pettit
Walter E. Robb, III
E. Kirby Warren

PRESIDENT
Heath B. McLendon*

SECRETARY
Robert I. Frenkel*

TREASURER
Lewis E. Daidone*

* AFFILIATED PERSON OF INVESTMENT MANAGER

INVESTMENT MANAGER
SSB Citi Fund Management LLC

DISTRIBUTOR
Salomon Smith Barney Inc.

TRANSFER AGENT
Citi Fiduciary Trust Company
125 Broad Street, New York, NY 10004

SUB-TRANSFER AGENT AND CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

AUDITORS
KPMG LLP

This report is prepared for the information of shareholders of Citi Technology Index Fund. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus of Citi Technology Index Fund.


(C) 2001 Citicorp   [RECYCLE LOGO] Printed on recycled paper        FD02209 2/01

ANNUAL REPORT

DECEMBER 31, 2000

                       SMITH BARNEY
                         NASDAQ-100
                           INDEX SHARES
                           A CLASS OF SHARES OF CITI NASDAQ-100 INDEX FUND


                                                                [Citifunds logo]
                                                                ----------------
                                                                    INDEX SERIES


--------------------------------------------------------------------------------
   INVESTMENT PRODUCTS: NOT FDIC INSURED o NO BANK GUARANTEE o MAY LOSE VALUE
--------------------------------------------------------------------------------

TABLE OF CONTENTS

Letter to Our Shareholders                                                     1
--------------------------------------------------------------------------------
Portfolio Environment and Outlook                                              2
--------------------------------------------------------------------------------
Fund Facts                                                                     4
--------------------------------------------------------------------------------
Fund Performance                                                               5
--------------------------------------------------------------------------------
Portfolio Highlights                                                           6
--------------------------------------------------------------------------------
Portfolio of Investments                                                       7
--------------------------------------------------------------------------------
Statement of Assets and Liabilities                                           10
--------------------------------------------------------------------------------
Statement of Operations                                                       10
--------------------------------------------------------------------------------
Statement of Changes in Net Assets                                            11
--------------------------------------------------------------------------------
Financial Highlights                                                          12
--------------------------------------------------------------------------------
Notes to Financial Statements                                                 13
--------------------------------------------------------------------------------
Independent Auditors' Report                                                  16
--------------------------------------------------------------------------------

LETTER TO OUR SHAREHOLDERS


Dear Shareholder:

[PHOTO OMITTED]

     We are pleased to present the annual report for the Citi(SM) Nasdaq-100 Index Fund (the "Fund") for the period ended December 31, 2000. In this report, we summarize the economic and market conditions that prevailed during 2000. A detailed summary of the Fund's performance and holdings as of December 31, 2000, can be found in the sections that follow. We hope you find this report to be useful and informative.

     The Fund seeks to provide investment results that, before fees and expenses, correspond to the performance of the Nasdaq-100 Index(R). The Nasdaq-100 Index includes the largest (based on market capitalization) and most active non-financial domestic and international stocks listed on The Nasdaq Stock Market.

     Thank you for your investment in the Smith Barney Nasdaq-100 Index Shares, a class of shares of the Citi Nasdaq-100 Index Fund.

Sincerely,

/s/ Heath B. McLendon

Heath B. McLendon
President
January 5, 2001





Citi is a service mark of Citicorp.

PORTFOLIO ENVIRONMENT AND OUTLOOK

     For the period from inception on September 11, 2000 through December 31, 2000, Smith Barney Nasdaq-100 Index Shares produced a total return of a negative 35.66%. In comparison, the Nasdaq-100 Index (the "Index") returned a negative 36.82% over the same period. While we are pleased to have outperformed the Index during this period, we want to point out that this is unusual. Over the long term, the Fund aims to achieve returns that replicate those of the Index. However, since the Fund has fees and expenses which the Index does not, the Fund's performance may slightly lag that of the Index. Investors in index funds such as this Fund should remember that the performance of the Fund is intended to correspond to the performance of the Index in good and bad markets over the short and long term.

     WITH THE U.S. ECONOMY GROWING ROBUSTLY DURING THE FIRST QUARTER OF 2000, MANY STOCK MARKET LEADERS AT THAT TIME COMPRISED THE NASDAQ-100 INDEX. These advances, however, were relatively short-lived. Partly because of the stock market's advance and the positive effect of rising wealth levels on consumer spending, the Federal Reserve Board (the "Fed") moved toward a more restrictive monetary policy. The Fed raised short-term interest rates three times during the first half of 2000 in an effort to constrain economic growth and forestall
long-dormant   inflationary  pressures.

     THE FED'S POLICIES WERE APPARENTLY EFFECTIVE, BECAUSE THE SECOND HALF OF 2000 WAS CHARACTERIZED BY AN ECONOMIC SLOWDOWN IN THE U.S. With these slowing economic conditions, investor sentiment changed dramatically and many investors sold technology and other growth(i) stocks amid concerns that a slower U.S. economy would adversely affect corporate earnings. Investor sentiment shifted to long-neglected value(ii) stocks, which generally have low representation in the Nasdaq-100 Index. For its part, the Fed held interest rates steady during the second half of the year.

     These sudden shifts in economic growth, monetary policy and investor sentiment made 2000 a highly volatile year for the technology stocks that comprise a significant portion of the Nasdaq-100 Index. In September, the many stocks that comprise the Index endured a significant sell-off due to investors' flight from the technology sector. Technology issues declined by nearly 40% as investors feared a slowing economy and weak earnings growth. The Fund performed slightly better than the benchmark over this period as a result of cash held to facilitate shareholder activity. The performance of the Fund was volatile due to the extreme price fluctuations of stocks in the Index.

     PERHAPS THE MOST NOTABLE STOCK MARKET TREND OF 2000 ACROSS ALL SECTORS AND CAPITALIZATION RANGES WAS THE SHARP DECLINE IN STOCK PRICES AMONG TECHNOLOGY, TELECOMMUNICATIONS AND OTHER GROWTH-ORIENTED INDUSTRY GROUPS. After five years of producing attractive annualized gains, the technology-laden Nasdaq-100 Index fell more than 50% between its March 2000 high and its December 2000 low.

-----------------------------
 (i) Growth   stocks   are  shares  of   companies   with  the   potential   for
     faster-than-average growth within their industries.

(ii) Value stocks are shares of companies that are considered to be inexpensive relative to their asset values or earning power.

     Many analysts attribute the technology industry group's weakness to unrestrained investor enthusiasm for companies that they believed would prosper in the "New Economy."(iii)

     Throughout 1999, many investors had bid up the prices of such stocks to extremely high valuations. Among the beneficiaries of investors' enthusiasm for the technology sector were many Internet-related companies that had yet to earn a profit, but were the subject of popular speculation that they might one day grow into industry leaders.

     Investor enthusiasm for technology stocks continued into the first quarter of 2000, with the Nasdaq-100 Index reaching a record high on March 24, 2000. At the same time, value-oriented industry groups--such as small-cap healthcare, energy and consumer stocks that generally are not part of the Nasdaq-100 Index--declined in January, February and the first half of March 2000, due in large part to a general lack of investor interest.

     By the end of the first quarter, rising short-term interest rates had put pressure on corporate profitability. This led to a series of earnings disappointments by companies in a range of industries that continued throughout the year. This new environment of slower growth hit the technology sector particularly hard. Investors who had given little scrutiny to such "old school" fundamentals as price to earnings ratios suddenly became concerned that technology stock valuations had risen too far, too fast. Investors were quick to sell what they deemed to be overvalued technology stocks, which fell sharply in April 2000.

     DESPITE A SUMMER RALLY, TECHNOLOGY STOCKS AGAIN DECLINED FROM SEPTEMBER THROUGH DECEMBER 2000, TRIGGERING A "FLIGHT TO QUALITY" THAT BENEFITED MAINLY HIGH-QUALITY BONDS AND RELATIVELY DEFENSIVE, VALUE-ORIENTED STOCKS. Indeed, by the end of December 2000, some beaten-down technology stocks had reached valuations that made them attractive to some value-oriented investors.

     Technology stocks suffered immensely at the close of 2000, yet signs are beginning to emerge that the worst may be over for the tech-laden Nasdaq-100 Index. The telecommunications industry is approaching a crucial point. Until now, telecommunications companies were burdened with heavy fixed costs. But at present, costs appear to be moderating while demand has firmed and pricing has recovered. These developments should benefit the better telecommunications players' return on investment and may help to ease investors' concerns about a "glut" of supply. However, we think the halcyon days of technology may be over for the foreseeable future and greater competition and slower corporate spending on information technology will certainly act as a drag on the Nasdaq-100 Index in the first part of 2001. However, we expect technology to rebound in the latter part of 2001 as the Fed's rate cuts work their way through the economy.

-------------
(iii) The  New  Economy   represents   those   companies   in  the   technology,
      telecommunications and Internet sectors.

FUND FACTS

FUND OBJECTIVE
To provide investment results that, before fees and expenses, correspond to the performance of the Nasdaq-100 Index.

INVESTMENT MANAGER                          DIVIDENDS
SSB Citi Fund Management LLC                Paid semi-annually, if any

SUBADVISER                                  CAPITAL GAINS
State Street Bank and Trust                 Distributed annually, if any
Company through its
State Street Global Advisors
division

NET ASSETS AS OF 12/31/00                   INDEX
Smith Barney Shares                         o Nasdaq-100 Index*
$1.1 million




* The Nasdaq-100 Index includes the largest (based on market capitalization) and most active non-financial domestic and international stocks listed on The Nasdaq Stock Market.

FUND PERFORMANCE
TOTAL RETURNS                                                      SINCE
                                                                  9/11/00
ALL PERIODS ENDED DECEMBER 31, 2000                             (INCEPTION)*
-------------------------------------------------------------------------------

Smith Barney Shares                                               (35.66%)
Nasdaq-100 Index                                                  (36.82%)

* Not Annualized

A $10,000 investment in the Smith Barney Share class of the Fund made on inception date would have been $6,434 (as of 12/31/00). The graphs show how the performance of the Smith Barney Shares compares to the index, its benchmark, over the same period.


GROWTH OF $10,000 INVESTED IN THE SMITH BARNEY SHARES VS NASDAQ 100- INDEX SEPTEMBER 11, 2000 (COMMENCEMENT OF OPERATIONS)- DECEMBER 31, 2000.

[Data below represents line chart in the printed piece]

             SMITH BARNEY          NASDAQ
                SHARES           100 INDEX
             ------------      -------------
 09/11/00      10000              10000
 09/30/00      9635.04            9632.77
 10/31/00      8873.83            8855.41
 11/30/00      7132.43            6762.79
 12/31/00      6433.79            6318.09


The graph assumes all dividends and distributions are reinvested at Net Asset Value. Note: All Fund performance numbers represent past performance and are no guarantee of future results. The Fund's share price and investment return will fluctuate, so that the value of an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns include change in share price and reinvestment of dividends and distributions, if any. Total return figures are provided in accordance with SEC guidelines for comparative purposes for prospective investors and reflect certain voluntary fee waivers which may be terminated at any time. If the waivers were not in place, the Fund's returns would have been lower. Investors may not invest directly in an index.

The Nasdaq-100(R), Nasdaq-100 Index(R), and Nasdaq(R) are trade or service marks of The Nasdaq Stock Market, Inc. (which with its affiliates are the CORPORATIONS) and are licensed for use by SSB Citi Fund Management LLC. The Fund has not been passed on by the Corporations as to their legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------
TOP TEN EQUITY HOLDINGS AS OF DECEMBER 31, 2000
COMPANY, INDUSTRY

                                                                % OF NET ASSETS
Cisco Systems, Inc., Computer Communications                           6.04%
--------------------------------------------------------------------------------
Qualcomm Inc., Telecommunications Equipment                            4.57%
--------------------------------------------------------------------------------
Intel Corp., Semi-Conductors                                           4.36%
--------------------------------------------------------------------------------
Oracle Corp., Packaged Softwares                                       4.17%
--------------------------------------------------------------------------------
Sun Microsystems, Inc., Computer Processing Hardware                   2.43%
--------------------------------------------------------------------------------
JDS Uniphase Corp., Electronic Equipment & Instruments                 2.41%
--------------------------------------------------------------------------------
VERITAS Software Corp., Packaged Softwares                             2.15%
--------------------------------------------------------------------------------
Siebel Systems, Inc., Packaged Softwares                               2.09%
--------------------------------------------------------------------------------
Amgen Inc., Biotechnology                                              1.90%
--------------------------------------------------------------------------------



PORTFOLIO DIVERSIFICATION AS OF DECEMBER 31, 2000

[REPRESENTATION OF DATA FROM PIE CHART IN PRINTED PIECE.]

Apparel/Footware                               1%
Biotechnology                                  9%
Cable/Satellite TV                             2%
Commercial Services & Supplies                 1%
Computer Communications                        8%
Computer Peripherals                           2%
Computer Processing Hardware                   5%
Data Processing Services                       2%
Discount Stores                                1%
Electronic Components                          2%
Electronic Equipment & Instruments             4%
Electronic Production Equipment                1%
Internet Software Services                     5%
Information Technology Services                1%
Major Telecommunications                       1%
Medical Specialities                           1%
Packaged Software                             19%
Restaurant                                     1%
Semi-Conductors                               14%
*Short-Term                                    4%
Specialty Retail                               1%
Specialty Telecommunciations                   2%
Telecommunications Equipment                  10%
Wireless Telecommunications Services           3%




*   Includes cash and net other assets.

CITI NASDAQ-100 INDEX FUND

PORTFOLIO OF INVESTMENTS                                       December 31, 2000


ISSUER                                           SHARES               VALUE
-----------------------------------------------------------------------------
COMMON STOCK -- 96.1%
-----------------------------------------------------------------------------
ADVERTISING/MARKETING SERVICES -- 0.4%
-----------------------------------------------------------------------------
TMP Worldwide Inc.                                 201             $   11,055
                                                                   ----------
APPAREL/FOOTWEAR -- 0.7%
-----------------------------------------------------------------------------
Cintas Corp.                                       400                 21,275
                                                                   ----------
BIOTECHNOLOGY -- 8.8%
-----------------------------------------------------------------------------
Abgenix, Inc.*                                     150                  8,859
Amgen Inc.*                                        913                 58,375
Biogen, Inc.*                                      351                 21,082
Chiron Corp.*                                      500                 22,250
Genzyme Corp.*                                     200                 17,988
Human Genome Sciences Inc.                         235                 16,288
IDEC Pharmaceuticals Corp.                         101                 19,145
Immunex Corp.*                                   1,405                 57,078
MedImmune, Inc.*                                   436                 20,792
Millennium
     Pharmaceuticals, Inc.*                        450                 27,844
                                                                   ----------
                                                                      269,701
                                                                   ----------
BROADCASTING -- 0.4%
-----------------------------------------------------------------------------
USA Networks, Inc.*                                700                 13,606
                                                                   ----------
CABLE/SATELLITE TV -- 1.9%
-----------------------------------------------------------------------------
Adelphia Communications Corp.*                     271                 13,990
Comcast Corp.                                      826                 34,486
EchoStar Communications Corp.*                     460                 10,465
                                                                   ----------
                                                                       58,941
                                                                   ----------
COMMERCIAL SERVICES & SUPPLIES -- 0.7%
-----------------------------------------------------------------------------
Concord EFS, Inc.*                                 471                 20,695
                                                                   ----------
COMPUTER COMMUNICATIONS -- 7.8%
-----------------------------------------------------------------------------
Cisco Systems, Inc.*                             4,867                186,163
Juniper Networks, Inc.*                            396                 49,921
3Com Corp.*                                        400                  3,400
                                                                   ----------
                                                                      239,484
                                                                   ----------
COMPUTERS PERIPHERALS -- 1.8%
-----------------------------------------------------------------------------
Network Appliance, Inc.*                           639                 41,016
Qlogic Corp.*                                      180                 13,860
                                                                   ----------
                                                                       54,876
                                                                   ----------
COMPUTER PROCESSING HARDWARE -- 4.8%
-----------------------------------------------------------------------------
Apple Computer, Inc.                               876                 13,031
Dell Computer Corp.*                             1,860                 32,434
Palm, Inc.*                                      1,015                 28,737
Sun Microsystems, Inc.*                          2,687                 74,900
                                                                   ----------
                                                                      149,102
CONSUMER SERVICES -- 0.4%
-----------------------------------------------------------------------------
eBay Inc.*                                         400                 13,200
                                                                   ----------
CONTAINERS & PACKAGING -- 0.2%
-----------------------------------------------------------------------------
Smurfit-Stone
     Container Corp.                               500                  7,469
                                                                   ----------
DATA PROCESSING SERVICES -- 1.5%
-----------------------------------------------------------------------------
Fiserv, Inc.*                                      300                 14,231
Paychex, Inc.                                      670                 32,579
                                                                   ----------
                                                                       46,810
                                                                   ----------
DISCOUNT STORES -- 0.6%
-----------------------------------------------------------------------------
Costco Wholesale Corp.                             456                 18,211
                                                                   ----------
ELECTRICAL PRODUCTS -- 0.2%
-----------------------------------------------------------------------------
Molex Inc.                                         200                  7,100
                                                                   ----------
ELECTRONIC COMPONENTS -- 1.6%
-----------------------------------------------------------------------------
Flextronics International Ltd.*                    882                 25,137
Sanmina Corp.*                                     300                 22,988
                                                                   ----------
                                                                       48,125
                                                                   ----------
ELECTRONIC EQUIPMENT
  & INSTRUMENTS -- 3.6%
-----------------------------------------------------------------------------
Gemstar-TV Guide
     International, Inc.*                          830                 38,284
JDS Uniphase Corp.*                              1,778                 74,120
                                                                   ----------
                                                                      112,404
                                                                   ----------
ELECTRONIC PRODUCTION EQUIPMENT -- 1.5%
-----------------------------------------------------------------------------
Applied Materials, Inc.                            810                 30,932
KLA-Tencor Corp.*                                  435                 14,654
                                                                   ----------
                                                                       45,586
                                                                   ----------
INFORMATION TECHNOLOGY SERVICES -- 1.2%
-----------------------------------------------------------------------------
Citrix Systems, Inc.*                              425                  9,563
Peoplesoft, Inc.*                                  765                 28,448
                                                                   ----------
                                                                       38,011
                                                                   ----------
INTERNET RETAIL -- 0.2%
-----------------------------------------------------------------------------
Amazon Com Inc.                                    448                  6,972
                                                                   ----------

CITI NASDAQ-100 INDEX FUND
PORTFOLIO OF INVESTMENTS (Continued)                           December 31, 2000



ISSUER                                           SHARES               VALUE
-----------------------------------------------------------------------------
INTERNET SOFTWARE/SERVICES -- 5.0%
-----------------------------------------------------------------------------
Ariba, Inc.*                                       447             $   23,970
At Home Corp.*                                     600                  3,319
BEA Systems, Inc.*                                 668                 44,964
Broadvision, Inc*                                  600                  7,088
CMGI Inc.*                                         700                  3,916
CNET Networks, Inc*                                300                  4,795
Exodus Communications Inc.                         887                 17,740
Inktomi Corp.                                      201                  3,593
Real Networks, Inc.*                               300                  2,606
VeriSign, Inc.*                                    360                 26,708
Yahoo! Inc.*                                       519                 15,659
                                                                   ----------
                                                                      154,358
                                                                   ----------
MAJOR TELECOMMUNICATIONS -- 0.9%
-----------------------------------------------------------------------------
WorldCom, Inc.*                                  2,001                 28,139
                                                                   ----------
MEDICAL SPECIALTIES -- 0.6%
-----------------------------------------------------------------------------
Biomet, Inc                                        464                 18,415
                                                                   ----------
PACKAGED SOFTWARE -- 19.3%
-----------------------------------------------------------------------------
Adobe Systems Inc.                                 455                 26,475
BMC Software, Inc.*                                400                  5,600
Check Point Software
     Technologies Ltd.*                            295                 39,401
Compuware Corp*                                    500                  3,125
Intuit Inc.*                                       500                 19,719
i2 Technologies, Inc.                              841                 45,729
Mercury Interactive Corp.                          166                 14,982
Microsoft Corp.*                                 3,480                150,945
Novell, Inc.*                                      800                  4,175
Oracle Corp.*                                    4,425                128,602
Parametric Technology Corp.*                       715                  9,608
Rational Software Corp.                            381                 14,835
Siebel Systems, Inc.*                              954                 64,514
VERITAS Software Corp.                             758                 66,324
                                                                   ----------
                                                                      594,034
                                                                   ----------
RECREATIONAL PRODUCTS -- 0.4%
-----------------------------------------------------------------------------
Electronic Arts Inc.*                              257                 10,955
                                                                   ----------
RESTAURANTS -- 0.7%
-----------------------------------------------------------------------------
Starbucks Corp.*                                   500                 22,125
                                                                   ----------
SEMI-CONDUCTORS -- 14.4%
-----------------------------------------------------------------------------
Altera Corp.*                                    1,077                 28,339
Applied Micro Circuits Corp.*                      663                 49,756
Atmel Corp.                                        700                  8,138
Broadcom Corp.                                     269                 22,595
Conexant Systems Inc.                              500                  7,688
Intel Corp.                                      4,468                134,319
Linear Technology Corp.                            818                 37,832
Maxim Integrated
     Products, Inc.*                               769                 36,768
Microchip Technology Inc.*                         192                  4,212
PMC Sierra, Inc.*                                  341                 26,810
SDL, Inc.*                                         175                 25,933
Vitesse Semiconductor Corp.*                       376                 20,798
Xilinx, Inc.*                                      845                 38,975
                                                                   ----------
                                                                      442,163
                                                                   ----------
SPECIALTY RETAIL -- 0.8%
-----------------------------------------------------------------------------
Bed Bath & Beyond Inc.*                            735                 16,445
Staples, Inc.*                                     600                  7,088
                                                                   ----------
                                                                       23,533
                                                                   ----------
SPECIALTY TELECOMMUNICATIONS -- 2.1%
-----------------------------------------------------------------------------
Level 3 Communications, Inc.*                      500                 16,406
McLeodUSA Inc.*                                    921                 13,009
Metromedia Fiber
     Network, Inc.*                              1,021                 10,338
PanAmSat Corp.*                                    400                 13,875
XO Communications, Inc.*                           600                 10,688
                                                                   ----------
                                                                       64,316
                                                                   ----------

TELECOMMUNICATIONS EQUIPMENT -- 10.4%
-----------------------------------------------------------------------------
ADC Telecommunications Inc.*                     1,855                 33,622
CIENA Corp.*                                       645                 52,406
Comverse Technology, Inc.*                         330                 35,846
Ericsson AB                                      2,060                 23,046
Qualcomm Inc.*                                   1,712                140,705
RF Micro Devices, Inc.*                            357                  9,795
Tellabs, Inc.*                                     452                 25,538
                                                                   ----------
                                                                      320,958
                                                                   ----------

TRUCKS/CONSTRUCTION/
  FARM MACHINERY -- 0.3%
-----------------------------------------------------------------------------
Paccar Inc.                                        166                  8,176
                                                                   ----------
WIRELESS TELECOMMUNCATION
  SERVICES -- 2.9%
-----------------------------------------------------------------------------
Nextel Communications Inc.                       1,773                 43,882
Voicestream Wireless Corp.*                        463                 46,589
-----------------------------------------------------------------------------
                                                                       90,471
                                                                   ----------

CITI NASDAQ-100 INDEX FUND
PORTFOLIO OF INVESTMENTS                                       December 31, 2000



ISSUER                                                                  VALUE
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
     (Identified Cost--
     $4,778,984)                                                   $2,960,266
                                                                   ----------
SHORT-TERM OBLIGATIONS -- 0.0%
-----------------------------------------------------------------------------
Federated Prime Cash
     Obligation Fund
     4.58% due 1/02/01
     (Identified Cost-- $114)                                             114
                                                                   ----------
TOTAL INVESTMENTS
     (Identified Cost--
     $4,779,098)                                    96.1%           2,960,380
OTHER ASSETS,
     LESS LIABILITIES                                3.9              119,936
                                                   -----           ----------
NET ASSETS                                         100.0%          $3,080,316
                                                   =====           ==========

*Non-income producing security

See notes to financial statements

CITI NASDAQ-100 INDEX FUND
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2000
================================================================================
ASSETS:
Investments, at value (Note 1A) (Identified Cost, $4,779,098)       $2,960,380
Cash                                                                    97,598
Dividend receivable                                                        191
Receivable for fund share sold                                          21,800
Receivable from the Manager                                             85,364
------------------------------------------------------------------------------
   Total assets                                                      3,165,333
------------------------------------------------------------------------------
LIABILITIES:
Payable for shares of beneficial interest repurchased                   20,595
Accrued expenses and other liabilities                                  64,422
------------------------------------------------------------------------------
   Total liabilities                                                    85,017
------------------------------------------------------------------------------
NET ASSETS                                                          $3,080,316
==============================================================================
NET ASSETS CONSIST OF:
Paid-in capital                                                     $5,133,556
Unrealized depreciation                                             (1,818,718)
Accumulated net realized loss on investments                          (234,522)
------------------------------------------------------------------------------
   Total                                                            $3,080,316
==============================================================================
COMPUTATION OF SMITH BARNEY SHARES:
Net Asset Value, offering price and redemption price per share
  ($1,144,340/185,325 shares outstanding)                                $6.17
==============================================================================
COMPUTATION OF CITI SHARES:
Net Asset Value, offering price and redemption price per share
  ($1,935,976/321,882 shares outstanding)                                $6.01
==============================================================================

STATEMENT OF OPERATIONS
FOR THE PERIOD SEPTEMBER 5, 2000 (COMMENCEMENT OF OPERATIONS) TO
DECEMBER 31, 2000
==============================================================================

INVESTMENT INCOME (Note 1B):
Dividend income                                         $     454
Interest income                                             3,912
------------------------------------------------------------------------------
                                                                     $  4,366
EXPENSES:
Management fees (Note 2)                                    4,236
Distribution fees Smith Barney Shares (Note 3)                394
Custody and fund accounting fees                           25,309
Legal fees                                                 22,080
Audit fees                                                 16,000
Shareholder reports                                        12,740
Licensing fees                                             10,000
Transfer agent fees                                         7,573
Registration fees                                           1,364
Trustees fees                                               1,300
Other                                                       6,255
------------------------------------------------------------------------------
   Total expenses                                         107,251
Less: expense assumed by the Manager (Note 7)             (85,364)
Less: aggregate amount waived by the Manager (Note 2)      (3,671)
------------------------------------------------------------------------------
   Net expenses                                                        18,216
------------------------------------------------------------------------------
Net investment loss                                                   (13,850)
------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss from investment transactions           (234,522)
Unrealized depreciation                                (1,818,718)
-----------------------------------------------------------------------------
Net realized and unrealized loss on investments                    (2,053,240)
--------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS              $(2,067,090)
================================================================================
See notes to financial statements

CITI NASDAQ-100 INDEX FUND
STATEMENT OF CHANGES IN NET ASSETS


                                                       FOR THE PERIOD
                                                      SEPTEMBER 5, 2000
                                                      (COMMENCEMENT OF
                                                       OPERATIONS) TO
                                                      DECEMBER 31, 2000
------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment loss                                        $   (13,850)
Net realized loss                                             (234,522)
Unrealized depreciation                                     (1,818,718)
------------------------------------------------------------------------
Net decrease in net assets resulting from operations        (2,067,090)
------------------------------------------------------------------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST: (Note 6):
SMITH BARNEY SHARES*
Net proceeds from sale of shares                             1,534,467
Net asset value of shares issued to shareholders
from reinvestment of distributions                                  --
Cost of shares repurchased                                     (71,526)
-----------------------------------------------------------------------
  Total Smith Barney Shares                                  1,462,941
-----------------------------------------------------------------------
CITI SHARES**
Net proceeds from sale of shares                             5,011,370
Net asset value of shares issued to shareholders
  from reinvestment of distributions                                --
Cost of shares repurchased                                  (1,326,905)
-----------------------------------------------------------------------
  Total Citi Shares                                          3,684,465
-----------------------------------------------------------------------
 Net increase in net assets from transactions
  in shares of beneficial interest                           5,147,406
-----------------------------------------------------------------------
NET INCREASE IN NET ASSETS                                   3,080,316
-----------------------------------------------------------------------
NET ASSETS:
Beginning of period                                                 --
-----------------------------------------------------------------------
End of period                                              $ 3,080,316
=======================================================================




  * September 11, 2000 (Commencement of Operations) to December 31, 2000. ** September 5, 2000 (Commencement of Operations) to December 31, 2000.



See notes to financial statements

CITI NASDAQ-100 INDEX FUND
FINANCIAL HIGHLIGHTS

                                                         SMITH BARNEY SHARES
                                                      -------------------------
                                                            FOR THE PERIOD
                                                          SEPTEMBER 11, 2000
                                                            COMMENCEMENT OF
                                                             OPERATIONS) TO
                                                          DECEMBER 31, 2000
================================================================================
Net Asset Value, beginning of period                            $ 9.59
--------------------------------------------------------------------------------
Income From Operations:
Net investment loss                                             (0.020)
Net realized and unrealized loss                                (3.400)
--------------------------------------------------------------------------------
    Total from operations                                       (3.420)
--------------------------------------------------------------------------------
Less Distributions From:
Net investment income                                               --
Net realized gain                                                   --
--------------------------------------------------------------------------------
    Total distributions                                             --
--------------------------------------------------------------------------------
Net Asset Value, end of period                                  $ 6.17
================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)                       $1,144
Ratio of expenses to average net assets                           1.98%*
Ratio of net investment loss to average net assets               (1.90)%*
Portfolio turnover                                                  17%
Total return                                                    (35.66)%**

Note: If Agents of the Fund had not voluntarily agreed to waive all of their fees for the period, and the Manager had not voluntarily assumed expenses, the net investment income per share and the ratios would have been as follows:

Net investment loss per share                                  $(0.091)
RATIOS:
Expenses to average net assets                                    8.63%*
Net investment loss to average net assets                        (8.56)%*
================================================================================

  *  Annualized
 **  Not Annualized

See notes to financial statements

CITI NASDAQ-100 INDEX FUND
NOTES TO FINANCIAL STATEMENTS


1. SIGNIFICANT ACCOUNTING POLICIES Citi Nasdaq-100 Index Fund (the "Fund") is a separate non-diversified series of CitiFunds Trust I (the "Trust"), a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Fund offers two classes of shares: the Smith Barney Shares, which commenced operations on September 11, 2000, and the Citi Shares, which commenced operations on September 5, 2000. The investment manager of the Fund is SSB Citi Fund Management LLC ("SSBC").

     The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     The significant accounting policies consistently followed by the Fund are as follows:

     A. INVESTMENT SECURITY VALUATIONS Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted securities or listed securities for which last sale prices are not available are valued at last quoted bid prices. Debt securities (other than short-term obligations maturing in sixty days or less), are valued on the basis of valuations furnished by pricing services approved by the Board of Trustees which take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, and other market data, without exclusive reliance on quoted prices or exchange or over-the-counter prices. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which constitutes fair value as determined by the Trustees. Securities, if any, for which there are no such valuations or quotations are valued at fair value as determined in good faith by or under guidelines established by the Trustees.

     B. INCOME Interest income consists of interest accrued and discount earned, adjusted for amortization of premium or discount on long-term debt securities when required for U.S. federal income tax purposes. Dividend income is recorded on the ex-dividend date.

     C. FEDERAL TAXES The Fund's policy is to comply with the provisions of the Internal Revenue Code available to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investment transactions. Accordingly, no provision for federal income or excise tax is necessary. At December 31, 2000, the Fund, for federal income tax purposes, had a capital loss carryover of $6,597, which will expire on December 31, 2008. Such capital loss carryover will reduce the Fund's taxable income arising from future net realized gain on investment transactions, if any, to the extent permitted by the Internal Revenue code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax.

CITI NASDAQ-100 INDEX FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

     D. DISTRIBUTIONS The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains. For the year ended December 31, 2000, the Fund reclassified $13,850 from paid-in-capital to accumulated net investment loss.

     E. EXPENSES The Fund bears all costs of its operations other than expenses specifically assumed by SSBC. Expenses incurred by the Trust with respect to any two or more funds or series are allocated in proportion to the average net assets of each fund, except when allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund.

     F. OTHER Investment transactions are accounted for on the date the investments are purchased or sold. Realized gains and losses are determined on the identified cost basis. Distributions to shareholders and shares issuable to shareholders electing to receive distributions in shares are recorded on the ex-dividend date.

2. MANAGEMENT FEES SSBC is a subsidiary of Citigroup Inc. ("Citigroup") and acts as investment manager to the Fund. The management fee is computed at an annual rate of 0.30% of the Fund's average daily net assets. SSBChas delegated the daily management of the Fund to State Street Bank and Trust Company, which will act as a Subadviser through its State Street Global Advisors division. The management fees paid to SSBC amounted to $4,236, of which $3,671 was waived for the period ended December 31, 2000. The Trust pays no compensation directly to any Trustee or any officer who is affiliated with the Manager, all of whom receive remuneration for their services to the Trust from the Manager or its affiliates.

3. DISTRIBUTION FEES Salomon Smith Barney Inc. acts as the Fund distributor. Salomon Smith Barney Inc. ("SSB"), is a subsidiary of Salomon Smith Barney Holding Inc. ("SSBH"), as well as certain other broker-dealers, continues to sell Fund shares to the public as a member of the selling group.

     Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Fund's transfer agent and Boston Financial Data Services ("BFDS") acts as the Fund's sub-transfer agent. CFTC receives fees and asset-based fees that vary according to the account size and type of account. BFDSis responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. For the period ended December 31, 2000, the Fund paid transfer agent fees of $12,781 to CFTC.

     Pursuant to a Distribution Plan, the Fund pays a service fee with respect to Smith Barney Shares calculated at an annual rate of 0.20% of the average daily net assets. The Service Fee amounted to $394 for the period ended December 31, 2000.

CITI NASDAQ-100 INDEX FUND
NOTES TO FINANCIAL STATEMENTS


4. PURCHASES AND SALES OF INVESTMENTS Purchases and sales of investments, other than short-term obligations, aggregated $5,658,173 and $644,668, respectively, for the year ended December 31, 2000.


5. FEDERAL INCOME TAX BASIS OF INVESTMENTS The cost and unrealized appreciation (depreciation) in value of the investment securities owned at December 31, 2000, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                     $ 4,807,829
================================================================================
Gross unrealized appreciation                                      $    87,553
Gross unrealized depreciation                                       (1,935,002)
--------------------------------------------------------------------------------
Net unrealized depreciation                                        $(1,847,449)
================================================================================

6. SHARES OF BENEFICIAL INTEREST The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in shares of beneficial interest were as follows:

                                                                FOR THE PERIOD
                                                               SEPTEMBER 5, 2000
                                                               (COMMENCEMENT OF
                                                                OPERATIONS) TO
                                                               DECEMBER 31, 2000
================================================================================
SMITH BARNEY SHARES*
Shares sold                                                         197,243
Shares issued to shareholders from
  reinvestment of distributions                                          --
Shares repurchased                                                  (11,918)
--------------------------------------------------------------------------------
Net increase                                                        185,325
================================================================================
CITI SHARES**
Shares sold                                                         501,310
Shares issued to shareholders from
  reinvestment of distributions                                          --
Shares repurchased                                                 (179,428)
--------------------------------------------------------------------------------
Net increase                                                        321,882
================================================================================

  * September 11, 2000 (Commencement of Operations) to December 31, 2000. ** September 5, 2000 (Commencement of Operations) to December 31, 2000.

7. ASSUMPTION OF EXPENSES SSBC has voluntarily agreed to pay a portion of the unwaived expenses of the Fund for the year ended December 31, 2000, which amounted to $85,364.

CITI NASDAQ-100 INDEX FUND
INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Trustees of the Citi Nasdaq-100 Index Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Citi Nasdaq-100 Index Fund of CitiFunds Trust I as of December 31, 2000, the related statement of operations, changes in net assets and financial highlights for the period September 5, 2000 (Commencement of Operations) through December 31, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the Custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Citi Nasdaq-100 Index Fund as of December 31, 2000, the results of its operations, the changes in its net assets and financial highlights for the period September 5, 2000 (Commencement of Operations) through December 31, 2000, in conformity with accounting principles generally accepted in the United States of America.



                                  /s/ KPMG LLP



New York, New York
February 9, 2001

TRUSTEES AND OFFICERS
Elliott J. Berv
Donald M. Carlton
A. Benton Cocanougher
Mark T. Finn
Riley C. Gilley
Stephen Randolph Gross
Diana R. Harrington
Susan B. Kerley
Heath B. McLendon, PRESIDENT*
Alan G. Merten
C. Oscar Morong, Jr., CHAIRMAN
R. Richardson Pettit
Walter E. Robb, III
E. Kirby Warren

SECRETARY
Robert I. Frenkel*

TREASURER
Lewis E. Daidone*

*AFFILIATED PERSON OF INVESTMENT MANAGER

INVESTMENT MANAGER
SSB Citi Fund Management LLC

DISTRIBUTOR
Salomon Smith Barney Inc.

TRANSFER AGENT
Citi Fiduciary Trust Company
125 Broad Street, New York, NY 10004

SUB-TRANSFER AGENT AND CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

AUDITORS
KPMG LLP

This report is prepared for the information of shareholders of Citi Nasdaq-100 Index Fund. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus of Citi Nasdaq-100 Index Fund.


(C)2001 Citicorp    [Recycle Logo] Printed on recycled paper        FD02212 2/01

ANNUAL REPORT

DECEMBER 31, 2000

SMITH BARNEY
  SMALL CAP
    INDEX SHARES
    A CLASS OF SHARES OF CITI SMALL CAP INDEX FUND



                                                              [Citifunds logo]

--------------------------------------------------------------------------------
   INVESTMENT PRODUCTS: NOT FDIC INSURED o NO BANK GUARANTEE o MAY LOSE VALUE
--------------------------------------------------------------------------------

TABLE OF CONTENTS

Letter to Our Shareholders                                                     1
--------------------------------------------------------------------------------
Portfolio Environment and Outlook                                              2
--------------------------------------------------------------------------------
Fund Facts                                                                     5
--------------------------------------------------------------------------------
Fund Performance                                                               6
--------------------------------------------------------------------------------
Portfolio Highlights                                                           7
--------------------------------------------------------------------------------
Portfolio of Investments                                                       8
--------------------------------------------------------------------------------
Statement of Assets and Liabilities                                           24
--------------------------------------------------------------------------------
Statement of Operations                                                       25
--------------------------------------------------------------------------------
Statement of Changes in Net Assets                                            26
--------------------------------------------------------------------------------
Financial Highlights                                                          27
--------------------------------------------------------------------------------
Notes to Financial Statements                                                 28
--------------------------------------------------------------------------------
Independent Auditors' Report                                                  31
--------------------------------------------------------------------------------

LETTER TO OUR SHAREHOLDERS


Dear Shareholder:

[Photo omitted]

     We are pleased to present the annual report for the Citi(SM) Small Cap Index Fund (the "Fund") for the period ended December 31, 2000. In this report, we summarize the economic and market conditions that prevailed during 2000. A detailed summary of the Fund's performance and holdings as of December 31, 2000 can be found in the sections that follow. We hope you find this report to be useful and informative.

     The Fund seeks to provide investment results that, before fees and expenses, correspond to the performance of the Russell 2000(R) Index. The Russell 2000 Index is comprised of the 2,000 smallest companies out of the 3,000 largest U.S. public companies based on total market capitalization.

     Thank you for your investment in the Smith Barney Small Cap Index Shares, a class of shares of Citi Small Cap Index Fund.

Sincerely,


/s/ Heath B. McLendon

Heath B. McLendon
President
January 5, 2001



Citi is a service mark of Citicorp.

PORTFOLIO ENVIRONMENT AND OUTLOOK

     For the period from inception on September 11, 2000 through December 31, 2000, Smith Barney Small Cap Index Shares produced a total return of a negative 8.56%. In comparison, the Russell 2000 Index (the "Index") returned a negative 9.86% over the same period. While the Fund outperformed the Index during this period, we want to point out that this is unusual. Over the long term, the Fund aims to achieve returns that replicate those of the Index. However, since the Fund has fees and expenses which the Index does not, the Fund's performance may slightly lag that of the Index. Investors in index funds such as this should remember that the performance of the Fund will reflect the performance of this Index in good and bad markets, over the short and long term.

     TO A LARGE DEGREE, THE PERFORMANCE OF THE RUSSELL 2000 INDEX OVER THE PAST YEAR REFLECTED BROADER TRENDS IN THE U.S. ECONOMY. When the U.S. economy was growing robustly during the first half of 2000, the growth areas of the small-capitalization stock market also generally grew, and the market leaders were the stocks that many investors expected would benefit most from a strong economy. The Federal Reserve Board (the "Fed") moved toward a more restrictive monetary policy during the first six months of 2000, raising short-term interest rates three times during the period in an effort to constrain economic growth and forestall long-dormant inflationary pressures.

     THE FED'S MONETARY POLICIES APPARENTLY WERE EFFECTIVE, BECAUSE THE SECOND HALF OF 2000 SAW AN ECONOMIC SLOWDOWN IN THE U.S. With these slowing economic conditions, many investors changed their emphasis and sold growth stocks(1) amid concerns that a slower U.S. economy might adversely affect corporate earnings. Investor sentiment shifted to long-neglected value(2) stocks that many believed were selling at more reasonable prices relative to their earnings and other measures of value. For its part, the Fed held interest rates steady throughout the second half of the year.

     THESE SHIFTS IN ECONOMIC GROWTH, MONETARY POLICY AND INVESTOR SENTIMENT MADE 2000 A HIGHLY VOLATILE AND CHALLENGING YEAR FOR THE U.S. STOCK MARKET, INCLUDING SMALL-CAPITALIZATION STOCKS. Within the small-capitalization stock market, performance was widely divergent between growth-oriented stocks, such as technology companies and value-oriented stocks, such as energy and healthcare providers. Some suspect that this is mainly because, during the first quarter of 2000, many investors turned away from the most highly valued companies and toward more reasonably valued companies.

     PERHAPS ONE OF THE MOST NOTABLE STOCK MARKET TRENDS OF 2000 ACROSS ALL CAPITALIZATION RANGES WAS THE SHARP DECLINE IN STOCK PRICES AMONG TECHNOLOGY, TELECOMMUNICATIONS AND OTHER GROWTH-ORIENTED SECTORS. After five years of producing attractive annualized gains of more than 20%, the technology-laden Nasdaq Composite Index (which shares some holdings with the Russell 2000 Index, but also includes stocks that are too large for inclusion in the Index) fell nearly 50%

(1)  Growth   stocks   are  shares  of   companies   with  the   potential   for
     faster-than-average  growth within their industries.

(2) Value stocks are the shares of companies that are considered to be inexpensive relative to their asset values or earning power.

between its March 2000 high and its December 2000 low.  Many analysts  attribute
the  technology  group's  weakness  to  unrestrained   investor  enthusiasm  for
companies that they believed would prosper in the "New Economy."(3)

     During 1999, many investors bid up the prices of such stocks to extremely high valuations. Among the beneficiaries of this early enthusiasm for technology were many small Internet-related companies that had yet to earn profits, but were the subject of popular speculation that they might one day grow into industry leaders. During this period of technology dominance, small-capitalization stocks had higher returns on average than their large-cap counterparts. In addition, within the small-capitalization market, the growth style of investing generally produced higher returns versus the value style.

     INVESTOR ENTHUSIASM FOR TECHNOLOGY STOCKS CONTINUED INTO THE FIRST QUARTER OF 2000, WITH MANY GROWTH AND TECHNOLOGY SECTOR INDEXES REACHING NEW HIGHS. At the same time, other areas of the small-capitalization stock market languished. For example, value-oriented industry groups, such as small cap healthcare, energy and consumer stocks, generally declined in January, February and the first half of March 2000 because of a general lack of investor interest.

     By the end of the first quarter, rising short-term interest rates had put pressure on corporate profitability. This led to a series of earnings disappointments by companies in a range of industries that continued throughout the year. This new environment of slower growth hit the technology sector particularly hard. Investors who had given little scrutiny to such "old school" fundamentals as price to earnings ratios suddenly became concerned that technology stock valuations had risen too far, too fast. Yet, from mid-March through the end of 2000, smaller-capitalization stocks overall continued to produce generally higher returns than larger-capitalization stocks.

     When it later appeared that the economy was slowing and inflation was likely to remain subdued, some investors shifted assets to stocks that tend to do well in a slower growth economy, including previously neglected healthcare, financial services, utility and consumer staples companies. In addition, many investors favored energy stocks because of the positive effects on earnings of high crude oil prices.

     DESPITE A SUMMER RALLY,  TECHNOLOGY  STOCKS AGAIN  DECLINED IN NOVEMBER AND
DECEMBER  2000,   TRIGGERING  A  "FLIGHT  TO  QUALITY"  THAT  BENEFITED   MAINLY
HIGH-QUALITY BONDS AND RELATIVELY DEFENSIVE, VALUE-ORIENTED STOCKS. Indeed, by the end of December, some technology stocks had reached valuations that made them attractive to value-oriented investors. Other market laggards at the time included aluminum, iron and steel manufacturers, long-distance telecommunications firms and retail businesses.

     On the other hand, the traditional value-oriented sectors continued to attract more capital, especially benefiting the healthcare industry group, which includes pharmaceutical and biotechnology companies, hospitals, generic drug companies


(3)  The  New   Economy   represents   those   companies   in  the   technology,
     telecommunications and Internet sectors.

and managed care firms. Financial shares ended the year on a particularly strong note when the Fed hinted that it might cut rates in 2001.

     We are moderately positive on small-capitalization stocks in the coming year. After a challenging 2000, the outlook for 2001 seems better. For one thing, we think that the market has already priced in many of the foreseeable downside risks--a weak economy, a weaker capital investment environment and slower earnings growth. Moreover, the recent rally in high-yield bonds may be a positive development for small-capitalization stocks. Some small-cap companies may be potential takeover or acquisition targets for larger-sized companies, and improving high-yield market conditions many act as a catalyst for more leveraged buy-outs of small-cap companies.


     In our view, small-capitalization stocks represent outstanding long-term investment opportunities. The caveat: investors in this area of the market need to be prepared for higher levels of risk and price volatility over the short term.

FUND FACTS

FUND OBJECTIVE
To provide investment results that, before fees and expenses, correspond to the performance of the Russell 2000 Index.

INVESTMENT MANAGER                    DIVIDENDS
SSB Citi Fund Manager LLC             Paid annually, if any

SUBADVISER                            CAPITAL GAINS
State Street Bank & Trust             Distributed annually, if any
Company through its
State Street Global Advisors
division

NET ASSETS AS OF 12/31/00             BENCHMARKS
Smith Barney shares                   Russell 2000 Index
$294,110

CITI SMALL CAP INDEX FUND
FUND PERFORMANCE
TOTAL RETURNS

                                                       SINCE
                                                      9/11/00
ALL PERIODS ENDED DECEMBER 31, 2000                 (INCEPTION)*
--------------------------------------------------------------------------------

Smith Barney Shares                                    (7.63)%
Russell 2000 Index                                     (8.96)%

* Not Annualized

GROWTH OF $10,000 INVESTED IN THE SMITH BARNEY SHARES VS RUSSELL 2000 INDEX SEPTEMBER 11, 2000 (COMMENCEMENT OF OPERATIONS) - DECEMBER 31, 2000.

[Data below represents line chart in the printed piece]

           SMITH BARNEY    RUSSELL
             SHARES      2000 INDEX
           ------------  -----------

09/05/00       10000       10000
09/30/00       9740        9683.27
10/31/00       9350        9251.4
11/30/00       8420        8301.28
12/31/00       9237        9014.36



A $10,000 investment in the Smith Barney Share class of the Fund made on inception date would have been $9,237 (as of 12/31/00). The graph shows how the performance of the Smith Barney Shares compares to the Index, its benchmark, over the same period.

The graph assumes all dividends and distributions are reinvested at Net Asset Value. Note: All Fund performance numbers represent past performance and are no guarantee of future results. The Fund's share price and investment return will fluctuate, so that the value of an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns include change in share price and reinvestment of dividends and distributions, if any.

Total return figures are provided in accordance with SEC guidelines for comparative purposes for prospective investors and reflect certain voluntary fee waivers which may be terminated at any time. If the waivers were not in place, the Fund's returns would have been lower. Investors may not invest directly in an index.

The Russell 2000(R) Index is a trademark/service mark of the Frank Russell Company. Russell(TM) is a trademark of the Frank Russell Company. The Fund is not sponsored, endorsed, sold or promoted by the sponsor of the Index, and the sponsor of the Index is not in any way affiliated with the Fund. The Sponsor of the Index makes no representation or warranty, implied or express, regarding the advisability of investing in the Fund.

PORTFOLIO HIGHLIGHTS


TOP TEN EQUITY HOLDINGS AS OF DECEMBER 31, 2000
COMPANY, INDUSTRY                                               % OF NET ASSETS

Laboratory Corp., Service to the Health Industry                     0.4%
--------------------------------------------------------------------------------
Manugistics Group Inc., Package Software                             0.3%
--------------------------------------------------------------------------------
Caremark Rx Inc., Managed Health Care                                0.3%
--------------------------------------------------------------------------------
Invitrogen Corp., Biotechnology                                      0.3%
--------------------------------------------------------------------------------
Investors Financial Services Corp., Investment Bank/Brokers          0.3%
--------------------------------------------------------------------------------
Health Net Inc., Managed Health Care                                 0.3%
--------------------------------------------------------------------------------
Amerisource Health Corp., Medical Distributors                       0.3%
--------------------------------------------------------------------------------
Lincare Holdings Inc., Medical/Nursing Services                      0.3%
--------------------------------------------------------------------------------
Humana Inc., Managed Health Care                                     0.3%
--------------------------------------------------------------------------------
Interwoven Inc., Internet Software/Services                          0.3%
--------------------------------------------------------------------------------

CITI SMALL CAP INDEX FUND

PORTFOLIO OF INVESTMENTS                                      December 31, 2000



ISSUER                                           SHARES              VALUE
------------------------------------------------------------------------------
COMMON STOCK  -- 99.5%
------------------------------------------------------------------------------
ADVERTISING/MARKETING SERVICES -- 0.6%
------------------------------------------------------------------------------
24 / 7 Media, Inc.*                                500               $     266
ACNielson Corp                                   1,000                  36,250
Advo, Inc.                                         300                  13,313
Direct Focus, Inc.*                                201                   6,746
Grey Global Group Inc                               10                   6,500
HA-LO Industries, Inc.*                          1,900                   4,275
LifeMinders, Inc.*                                 300                   1,050
R. H. Donnelley Corp*                              600                  14,588
Wink Communications, Inc.*                         400                   2,400
                                                                     ---------
                                                                        85,388
                                                                     ---------
AEROSPACE & DEFENSE -- 1.1%
------------------------------------------------------------------------------
Aeroflex Inc                                     1,000                  28,827
Alliant Techsystems Inc.                           150                  10,012
Esterline Technologies Corp*                       500                  13,125
FuelCell Energy, Inc.*                             200                  13,712
Kaman Corp                                         700                  11,812
Microvision, Inc.*                                 200                   3,500
Newport News
     Shipbuilding Inc                              519                  26,987
Primex Technologies, Inc.                          144                   4,590
REMEC, Inc.*                                       700                   6,738
SBS Technologies, Inc.*                            190                   5,688
Teledyne Technologies Inc                          600                  14,175
Trimble Navigation Ltd*                            400                   9,600
Triumph Group, Inc.*                               179                   7,339
                                                                     ---------
                                                                       156,105
                                                                     ---------
AGRICULTRUAL COMMODITIES/MILLING -- 0.4%
------------------------------------------------------------------------------
Agribrands International, Inc.                     200                  10,700
Cadiz Inc*                                       1,000                   8,938
Corn Products
     International, Inc.                           700                  20,343
Delta and Pine Land Co                             700                  14,655
                                                                     ---------
                                                                        54,636
                                                                     ---------
AIR FREIGHT & COURIERS -- 0.3%
------------------------------------------------------------------------------
Airborne, Inc.                                     900                   8,775
Atlas Air, Inc.                                    300                   9,788
Eagle USA Air freight, Inc.*                       600                  14,363
                                                                     ---------
                                                                        32,926
                                                                     ---------
AIRLINES -- 0.5%
------------------------------------------------------------------------------
AirTran Holdings, Inc.                             906                   6,569
Alaska Air Group, Inc.                             400                  11,900
America West
     Holdings Corp                                 700                   8,969
Atlantic Coast Airlines
     Holdings, Inc.                                261                  10,668
Frontier Airlines, Inc.*                           277                   8,570
SkyWest, Inc.                                      800                  23,000
                                                                     ---------
                                                                        69,676
                                                                     ---------
ALTERNATIVE POWER GENERATION -- 0.1%
------------------------------------------------------------------------------
Ogden Corp*                                        800                  12,300
                                                                     ---------
APPAREL/FOOTWEAR -- 0.8%
------------------------------------------------------------------------------
Kellwood Co                                        372                   7,859
Nautica Enterprises, Inc.*                         440                   6,703
Polo Ralph Lauren Corp*                          1,000                  22,313
Quiksilver, Inc.*                                  348                   6,743
Reebok International Ltd*                          800                  21,872
Russell Corp                                       600                   9,263
The Timberland Co*                                 300                  20,063
Wolverine World Wide, Inc.                       1,000                  15,250
                                                                     ---------
                                                                       110,066
                                                                     ---------
APPAREL/FOOTWEAR RETAIL -- 1.8%
------------------------------------------------------------------------------
Abercrombie & Fitch Co.                          1,500                  30,000
American Eagle
     Outfitters, Inc.                              400                  16,900
Ann Taylor Stores Corp                             500                  12,469
Charming Shoppes, Inc.*                          2,200                  13,200
Chico's FAS, Inc.*                                 300                   6,263
Claire's Stores, Inc.                              700                  12,556
Factory 2-U Stores Inc*                            200                   6,625
Footstar, Inc.*                                    400                  19,800
Genesco Inc*                                       330                   8,064
Pacific Sunwear of
     California, Inc.*                             600                  15,375
Payless ShoeSource, Inc.*                          400                  28,300
The Children's Place
     Retail Stores, Inc.                           400                   8,100
The Dress Barn, Inc.*                              233                   6,757
The Men's Wearhouse, Inc.*                         600                  16,350
Too Inc*                                           600                   7,500
Venator Group, Inc.                              2,200                  34,100
                                                                     ---------
                                                                       242,359
                                                                     ---------
AUTO PARTS: OEM -- 0.8%
--------------------------------------------------------------------------------
ArvinMeritor, Inc.                               1,200                  13,650
BorgWarner, Inc.                                   400                  16,000
Delco Remy
     International, Inc.*                        1,200                  10,350
Federal-Mogul Corp                               1,400                   3,238
Lear Corp*                                       1,100                  27,294
Modine Manufacturing Co                            500                  10,375
Superior Industries
     International, Inc.                           400                  12,625
Tower Automotive, Inc.*                            900                   8,100
                                                                     ---------
                                                                       101,632
                                                                     ---------
8

CITI SMALL CAP INDEX FUND
PORTFOLIO OF INVESTMENTS                                     December 31, 2000



ISSUER                                           SHARES              VALUE
------------------------------------------------------------------------------
AUTOMOTIVE AFTER MARKET -- 0.5%
------------------------------------------------------------------------------
Bandag, Inc                                        176               $   7,139
Barnes Group Inc.                                  500                   9,938
Carlisle Companies Inc                             500                  21,469
CLARCOR Inc                                        500                  10,344
Cooper Tire & Rubber Co                          1,300                  13,813
                                                                     ---------
                                                                        62,703
                                                                     ---------
BEVERAGES: ALCOHOLIC -- 0.2%
------------------------------------------------------------------------------
Constellation Brands, Inc.                         200                  11,750
The Robert Mondavi Corp*                           125                   6,766
                                                                     ---------
                                                                        18,516
                                                                     ---------
BIOTECHNOLOGY -- 4.1%
------------------------------------------------------------------------------
Advanced Tissue
     Sciences, Inc.                              1,300                   3,941
Alexion
     Pharmaceuticals, Inc.                         200                  12,988
Amylin
     Pharmaceuticals, Inc.                       1,000                   7,875
Aphton Corp                                        400                   7,200
Aurora Bioscience Corp                             300                   9,431
AVANT
     Immunotherapeutics, Inc.                    1,000                   6,875
Avigen, Inc.                                       300                   6,225
Bio-Technology
     General Corp.                               1,000                   7,063
BioCryst
     Pharmaceuticals, Inc.                         300                   1,986
Biopure Corp                                       212                   4,240
CV Therapeutics, Inc.*                             300                  21,225
Cell Genesys, Inc.*                                600                  13,687
Corixa Corp*                                       701                  19,540
Cubist Pharmaceuticals, Inc.*                      400                  11,600
CuraGen Corp*                                      400                  10,925
CYTOGEN Corp*                                    1,300                   3,047
DUSA
     Pharmaceuticals, Inc.*                        300                   5,044
Emisphere
     Technologies, Inc.*                           300                   7,500
Enzon, Inc.*                                       600                  37,238
Enzo Biochem, Inc.                                 400                   9,950
Gene Logic Inc*                                    400                   7,350
Genome Therapeutics Corp*                          400                   2,788
Genzyme Transgenics Corp*                          300                   4,294
Geron Corp*                                        400                   6,175
Guilford Pharmaceuticals Inc*                      500                   9,000
IDEXX Laboratories, Inc.*                          600                  13,200
ILEX Oncology, Inc.*                               500                  13,156
ImmunoGen, Inc.*                                   700                  15,004
Immunomedics, Inc.*                                500                  10,750
Invitrogen Corp*                                   500                  43,184
Isis Pharmaceuticals, Inc.*                        900                   9,562
Ligand
     Pharmaceuticals Inc*                        1,000                  14,000
MGI Pharma, Inc.*                                  300                   4,950
Maxim Pharmaceuticals, Inc.*                       400                   2,550
Myriad Genetics, Inc.*                             300                  24,825
NPS Pharmaceuticals, Inc.*                         300                  14,400
Neurocrine
     Biosciences, Inc.*                            400                  13,250
Neurogen Corp*                                     300                  10,538
OSI Pharmaceuticals, Inc.*                         400                  32,050
Organogenesis Inc*                                 700                   6,293
Pharmacyclics, Inc.                                300                  10,275
Regeneron
     Pharmaceuticals, Inc.*                        300                  10,580
SICOR Inc*                                         900                  12,993
SuperGen, Inc.*                                    500                   6,937
Texas Biotechnology Corp*                          800                   6,872
Titan Pharmaceuticals, Inc.*                       400                  14,147
Transkaryotic Therapies, Inc.*                     400                  14,575
Trimeris, Inc.*                                    300                  16,462
Vical Inc*                                         400                   7,400
                                                                     ---------
                                                                       565,140
                                                                     ---------
BROADCASTING -- 0.6%
------------------------------------------------------------------------------
Citadel Communications
     Corp*                                         700                   8,400
Paxson Communications
     Corp*                                         900                  10,744
Sinclair Broadcast
     Group, Inc.*                                1,100                  11,034
Sirius Satellite Radio Inc*                        600                  17,963
The Liberty Corp                                   300                  12,206
United Television, Inc.                            100                  11,600
Xm Satellite Radio
     Holdings Inc*                                 300                   4,819
Young Broadcasting Inc*                            300                  10,045
                                                                     ---------
                                                                        86,811
                                                                     ---------
BUILDING PRODUCTS -- 0.4%
------------------------------------------------------------------------------
Armstrong Holdings, Inc.                           900                   1,856
Dal-Tile International Inc*                      1,200                  17,025
Interface, Inc.                                    701                   6,090
Lennox International Inc                           700                   5,425
Simpson
     Manufacturing Co., Inc.*                      128                   6,528
York International Corp                            700                  21,481
                                                                     ---------
                                                                        58,405
                                                                     ---------
CABLE/SATELLITE TV -- 0.2%
------------------------------------------------------------------------------
ACTV, Inc.                                         700                   2,975
Insight Communications
     Company, Inc.*                                800                  18,800
Nucentrix Broadband
     Networks, Inc.*                               400                   4,500
                                                                     ---------
                                                                        26,275
                                                                     ---------

CITI SMALL CAP INDEX FUND
PORTFOLIO OF INVESTMENTS (Continued)                          December 31, 2000



ISSUER                                           SHARES              VALUE
------------------------------------------------------------------------------
CASINOS/GAMING -- 0.4%
------------------------------------------------------------------------------
Aztar Corp                                         700              $    9,056
Churchill Downs Inc                                178                   5,307
GTECH Holdings Corp*                               600                  12,338
Isle Capri Casinos, Inc.*                          600                   6,375
Pinnacle Entertainment, Inc.                       500                   6,750
Station Casinos, Inc.*                             700                  10,456
                                                                     ---------
                                                                        50,282
                                                                     ---------
CATALOG/SPECIALTY DISTRIBUTION -- 0.1%
------------------------------------------------------------------------------
Insight Enterprises, Inc.*                         600                  10,763
ValueVision
     International, Inc.*                          600                   7,575
                                                                     ---------
                                                                        18,338
                                                                     ---------
CHEMICALS: AGRICULTURAL -- 0.1%
------------------------------------------------------------------------------
The Scotts Co*                                     300                  11,081
                                                                     ---------

CHEMICALS: MAJOR DIVERSIFIED -- 0.2%
------------------------------------------------------------------------------
Solutia Inc                                      1,700                  20,400
                                                                     ---------

CHEMICALS: SPECIALTY -- 1.9%
------------------------------------------------------------------------------
A. Schulman, Inc.                                  900                  10,350
Airgas, Inc.                                       794                   5,409
Albemarle Corp                                     400                   9,900
Calgon Carbon Corp                               1,100                   6,256
Cambrex Corp                                       400                  18,100
ChemFirst Inc                                      400                   8,825
Crompton Corp                                    2,000                  21,000
Cytec Industries Inc*                              600                  23,963
Georgia Gulf Corp                                  493                   8,412
Great Lakes Chemical Corp                          700                  26,031
Millennium Chemicals Inc                         1,100                  19,938
NL Industries, Inc.                                327                   7,930
Olin Corp                                          700                  15,488
OM Group, Inc.                                     400                  21,850
PolyOne Corp                                     1,508                   8,860
Sensient Technologies Corp                         800                  18,200
The Lubrizol Corp                                  900                  23,175
W.R. Grace & Co*                                 1,400                   4,463
                                                                     ---------
                                                                       258,150
                                                                     ---------
COAL -- 0.1%
------------------------------------------------------------------------------
CONSOL Energy Inc                                  393                  10,979
                                                                     ---------
COMMERCIAL PRINTING/FORMS -- 0.4%
------------------------------------------------------------------------------
Banta Corp                                         500                  12,710
Bowne & Co, Inc.                                 1,000                  10,563
John H. Harland Co                                 700                   9,888
Wallace Computer
     Services, Inc.                                900                  15,300
                                                                     ---------
                                                                        48,461
                                                                     ---------
COMPUTER COMMUNICATIONS -- 0.6%
------------------------------------------------------------------------------
Avocent Corp                                       700                  18,900
Aware, Inc.                                        300                   5,325
Computer Network
     Technology*                                   600                  17,288
Extended Systems Inc*                              100                   1,169
MRV Communications, Inc.*                          800                  10,700
Netopia, Inc.*                                     300                   1,294
PLX Technology, Inc.*                              300                   2,494
Proxim, Inc.*                                      400                  17,200
Tut Systems, Inc.*                                 300                   2,475
Xircom, Inc.*                                      500                   7,750
                                                                     ---------
                                                                        84,595
                                                                     ---------
COMPUTERS & PERIPHERALS -- 1.4%
------------------------------------------------------------------------------
Advanced Digital
     Information Corp                            1,000                  23,000
Avid Technology, Inc.                              700                  12,786
DSP Group, Inc.*                                   500                  10,523
Imation Corp*                                      700                  10,850
InFocus Corp*                                      600                   8,850
Intergraph Corp*                                 1,600                   9,600
Iomega Corp*                                     5,000                  16,850
Maxtor Corp*                                     1,400                   7,831
Mercury Computer
     Systems, Inc.                                 336                  15,603
Pinnacle Systems, Inc.*                          1,000                   7,375
Quantum Corp*                                    1,600                  12,800
Rainbow Technologies, Inc.*                        333                   5,266
SCM Microsystems, Inc.*                            300                   9,900
Storage Technology Corp*                         1,700                  15,300
Western Digital Corp*                            2,800                   6,825
Zebra Technologies Corp*                           400                  16,319
                                                                     ---------
                                                                       189,678
                                                                     ---------
COMPUTER  PROCESSING HARDWARE -- 0.2%
------------------------------------------------------------------------------
Concurrent
     Computer Corp*                              1,000                   5,375
Micron Electronics, Inc.*                          800                   3,125
RadiSys Corp*                                      300                   7,763
Silicon Graphics, Inc.*                          3,700                  14,800
                                                                     ---------
                                                                        31,063
                                                                     ---------
CONSTRUCTION MATERIALS -- 0.2%
------------------------------------------------------------------------------
Florida Rock Industries, Inc.                      300                  11,738
Texas Industries, Inc.                             400                  12,000
                                                                     ---------
                                                                        23,738
                                                                     ---------
CONSUMER SUNDRIES -- 0.2%
------------------------------------------------------------------------------
American Greetings Corp                          1,000                   9,438
Blyth, Inc.                                        600                  14,475
Oakley, Inc.*                                      345                   4,658
                                                                     ---------
                                                                        28,571
                                                                     ---------
10

CITI SMALL CAP INDEX FUND
PORTFOLIO OF INVESTMENTS (Continued)                          December 31, 2000


ISSUER                                           SHARES              VALUE
------------------------------------------------------------------------------
CONTAINERS/PACKAGING -- 0.8%
------------------------------------------------------------------------------
AptarGroup, Inc.                                   600            $     17,625
Ball Corp                                          500                  23,031
Greif Bros. Corp                                   400                  11,400
Caraustar Industries, Inc.                         600                   5,625
Packaging Corp of
     America*                                      800                  12,900
Pactiv Corp*                                     2,700                  33,413
                                                                     ---------
                                                                       103,994
                                                                     ---------
CONTRACT DRILLING -- 0.3%
------------------------------------------------------------------------------
Grey Wolf, Inc.*                                 3,100                  18,213
Parker Drilling Co*                              1,600                   8,100
Patterson Energy, Inc.*                            500                  18,625
                                                                     ---------
                                                                        44,938
                                                                     ---------
DATA PROCESSING SERVICES -- 0.2%
------------------------------------------------------------------------------
National Data Corp                                 600                  21,975
Pegasus Solutions Inc*                             500                   3,469
                                                                     ---------
                                                                        25,444
                                                                     ---------
DEPARTMENT STORES -- 0.3%
------------------------------------------------------------------------------
Dillard's, Inc.                                  1,600                  18,900
The Neiman Marcus
     Group, Inc.                                   600                  21,338
                                                                     ---------
                                                                        40,238
                                                                     ---------
DISCOUNT STORES -- 0.1%
------------------------------------------------------------------------------
99 Cents Only Stores*                              200                   5,475
ShopKo Stores, Inc.                                800                   4,000
                                                                     ---------
                                                                         9,475
                                                                     ---------
DRUGSTORE CHAINS -- 0.2%
------------------------------------------------------------------------------
Duane Reade Inc*                                   400                  12,225
Longs Drug Stores Corp                             600                  14,475
                                                                     ---------
                                                                        26,700
                                                                     ---------
ELECTRIC UTILITIES -- 2.9%
------------------------------------------------------------------------------
ALLETE                                           1,100                  27,293
Avista Corp                                        800                  16,400
Black Hills Corp                                   500                  22,375
CH Energy Group, Inc.                              300                  13,425
Cleco Corp                                         400                  21,900
Conectiv                                         1,300                  26,080
El Paso Electric Co                              1,100                  14,520
Hawaiian Elec
     Industries, Inc.                              500                  18,594
IDACORP, Inc.                                      500                  24,530
Kansas City Power &
     Light Co                                      900                  24,694
Madison Gas and
     Electric Co                                   259                   5,860
NorthWestern Corp                                  600                  13,875
OGE Energy Corp                                  1,100                  26,880
Otter Tail Power Co                                500                  13,875
Public Service Co                                  600                  16,088
RGS Energy Group Inc                               500                  16,219
Sierra Pacific Resources                         1,300                  20,880
The Empire District
     Electric Co                                   500                  13,156
UIL Holdings Corp                                  200                   9,950
Unisource Energy Corp                              600                  11,287
WPS Resources Corp                                 400                  14,725
Western Resources, Inc.                          1,100                  27,293
                                                                     ---------
                                                                       399,899
                                                                     ---------
ELECTRICAL PRODUCTS -- 0.8%
------------------------------------------------------------------------------
American Superconductor
     Corp                                          300                   8,569
Baldor Electric Co                                 369                   7,795
Belden Inc.                                        500                  12,688
C&D Technologies, Inc.                             400                  17,275
Cable Design Technologies
     Corp*                                         700                  11,769
Catalytica Energy
     Systems, Inc.*                                133                   2,287
Franklin Electric Co., Inc.                         66                   4,521
Littelfuse, Inc.*                                  400                  11,450
MagneTek, Inc.*                                    284                   3,692
National Service
     Industries, Inc.                              700                  17,981
Rayovac Corp*                                      500                   7,094
Valence Technology, Inc.*                          700                   6,519
                                                                     ---------
                                                                       111,640
                                                                     ---------
ELECTRONIC COMPONENTS -- 1.4%
------------------------------------------------------------------------------
ACT Manufacturing, Inc.                            200                   3,150
AXT, Inc.                                          300                   9,919
Anaren Microwave, Inc.                             400                  26,875
Artesyn Technologies, Inc.                         500                   7,938
Benchmark Electronics, Inc.                        400                   9,025
CTS Corp                                           500                  18,219
California Amplifier, Inc.*                        300                   2,775
Hutchinson Technology Inc*                         600                   8,250
Lightpath Technologies, Inc.*                      200                   2,775
MEMC Electronic
     Materials, Inc.*                              700                   6,781
Methode Electronic, Inc.                           600                  13,763
Park Electrochemical Corp                          217                   6,659
Plexus Corp*                                       600                  18,234
Power Integrations, Inc.*                          600                   6,900
SIPEX Corp*                                        400                   9,575
Superconductor
     Technologies Inc.*                            300                   1,088

CITI SMALL CAP INDEX FUND
PORTFOLIO OF INVESTMENTS (Continued)                           December 31, 2000


ISSUER                                           SHARES              VALUE
------------------------------------------------------------------------------

Technitrol, Inc.                                   400            $     16,450
Three-Five Systems, Inc.*                          400                   7,200
Viasystems Group, Inc.*                            800                   6,650
Vicor Corp*                                        400                  12,150
                                                                  ------------
                                                                       194,376
                                                                  ------------
ELECTRONIC EQUIPMENT/INSTRUMENTS -- 0.7%
------------------------------------------------------------------------------
Adept Technology, Inc.                             200                   2,900
Kronos Inc*                                        300                   9,280
NYFIX, Inc.*                                       400                   9,675
Paxar Corp*                                        900                   9,169
Radiant Systems, Inc.*                             257                   5,269
Robotic Vision System, Inc.*                       800                   2,200
SeaChange
     International, Inc.*                          400                   8,125
Sensormatic
     Electronics Corp*                           1,300                  26,080
UNOVA, Inc.*                                     1,200                   4,350
Wave Systems Corp*                                 800                   3,600
Zygo Corp*                                         200                   5,656
Zomax Inc*                                         500                   2,281
                                                                  ------------
                                                                        88,585
                                                                  ------------
ELECTRONIC PRODUCTION EQUIPMENT -- 1.9%
------------------------------------------------------------------------------
ATMI, Inc.                                         500                   9,750
Advanced Energy
     Industries, Inc.                              200                   4,500
Asyst Technologies, Inc.                           600                   8,063
Brooks Automation, Inc.*                           300                   8,419
Cohu, Inc.                                         500                   6,969
Cymer, Inc.*                                       500                  12,867
Electro Scientific
     Industries, Inc.*                             500                  14,000
Electroglas, Inc.                                  500                   7,656
EMCORE Corp*                                       400                  18,800
FEI Co*                                            300                   6,825
FSI International, Inc.*                           600                   5,025
Helix Technology Corp                              400                   9,469
Keithley Instruments, Inc.                         200                   8,613
Kulicke and Soffa
     Industries, Inc.*                             800                   9,000
LTX Corp*                                          800                  10,363
Mentor Graphics Corp*                            1,100                  30,180
Photon Dynamics, Inc.*                             300                   6,750
Photronics, Inc.*                                  500                  11,719
PRI Automation, Inc.*                              400                   7,500
Silicon Valley Group, Inc.*                        600                  17,250
Speedfam-IPEC, Inc.*                               500                   3,030
Ultratech Stepper, Inc.*                           600                  15,525
Varian Semiconductor
     Equipment Associates, Inc.*                   500                  11,875
Veeco Instruments Inc*                             400                  16,050
                                                                  ------------
                                                                       260,198
                                                                  ------------
ELECTRONICS DISTRIBUTORS -- 0.3%
------------------------------------------------------------------------------
Anixter International Inc.                         400             $     8,650
Black Box Corp*                                    300                  14,494
Kent Electronics Corp*                             500                   8,250
MCSi, Inc.*                                        300                   6,413
Pioneer-Standard
     Electronics, Inc.                             800                   8,800
                                                                  ------------
                                                                        46,607
                                                                  ------------
ELECTRONICS/APPLIANCE STORES -- 0.1%
------------------------------------------------------------------------------
InterTan, Inc.*                                    700                   8,138
Tweeter Home
     Entertainment
     Group, Inc.*                                  300                   3,656
                                                                  ------------
                                                                        11,794
                                                                  ------------
ELECTRONICS/APPLIANCE -- 0.2%
------------------------------------------------------------------------------
Harman International
     Industries, Inc                               600                  21,900
Polaroid Corp                                      800                   4,650
Universal Electronics Inc*                         400                   6,175
                                                                  ------------
                                                                        32,725
                                                                  ------------
ENGINEERING & CONSTRUCTION -- 0.4%
------------------------------------------------------------------------------
Granite Construction Inc                           295                   8,537
Insituform Technologies, Inc.*                     400                  15,950
Jacobs Engineering
     Group Inc*                                    400                  18,475
Washington Group
     International, Inc.*                          800                   6,550
                                                                  ------------
                                                                        49,512
                                                                  ------------
ENVIRONMENTAL SERVICES -- 0.3%
------------------------------------------------------------------------------
Newpark Resources, Inc.*                         1,500                  14,344
Tetra Tech, Inc.*                                  600                  19,125
Waste Connections, Inc.*                           306                  10,117
                                                                  ------------
                                                                        43,586
                                                                  ------------
FINANCE/RENTAL/LEASING -- 1.5%
------------------------------------------------------------------------------
Aaron Rents, Inc.                                  274                   3,853
Advanta Corp.                                      800                   7,050
Allied Capital Corp                              1,000                  20,875
American Capital
     Strategies, Ltd.                              600                  15,113
AmeriCredit Corp.                                1,200                  32,700
Avis Group Holdings, Inc.                          400                  13,025
Charter Municipal
     Mortgage
     Acceptance Co                                 323                   4,340
CompuCredit Corp*                                  200                   3,625
Dollar Thrifty Automotive
     Group, Inc.*                                  500                   9,375

CITI SMALL CAP INDEX FUND
PORTFOLIO OF INVESTMENTS                                       December 31, 2000


ISSUER                                           SHARES              VALUE
--------------------------------------------------------------------------------

FINANCIAL/RENTAL/LEASING -- CONT'D
------------------------------------------------------------------------------
Doral Financial Corp                               700            $     16,930
Metris Companies Inc                             1,000                  26,313
NextCard, Inc.*                                  1,100                   8,800
Rent-Way, Inc.*                                    500                   2,219
Ryder System, Inc.                               1,000                  16,625
United Rentals, Inc.*                              600                   8,063
XTRA Corp*                                         300                  14,400
                                                                  ------------
                                                                       203,306
                                                                  ------------
FINANCIAL CONGLOMERATES -- 0.4%
------------------------------------------------------------------------------
Leucadia National Corp                             600                  21,263
Liberty Financial
     Companies ,Inc.                               214                   9,536
StanCorp Financial
     Group, Inc.                                   500                  23,875
                                                                  ------------
                                                                        54,674
                                                                  ------------
FINANCIAL PUBLISHING/SERVICES -- 0.3%
------------------------------------------------------------------------------
Advent Software, Inc.                              400                  16,025
BARRA, Inc.                                        300                  14,138
FactSet Research
     Systems Inc                                   400                  14,828
                                                                  ------------
                                                                        44,991
                                                                  ------------
FOOD DISTRIBUTORS -- 0.2%
------------------------------------------------------------------------------
Fleming Companies, Inc.                            700                   8,269
Performance Food
     Group Co                                      300                  15,380
                                                                  ------------
                                                                        23,649
                                                                  ------------
FOOD RETAIL -- 0.3%
------------------------------------------------------------------------------
Casey's General
     Stores, Inc.                                1,000                  14,938
Ruddick Corp                                       471                   5,387
Whole Foods Market, Inc.*                          400                  24,450
                                                                  ------------
                                                                        44,775
                                                                  ------------
FOOD: MAJOR DIVERSIFIED -- 0.1%
------------------------------------------------------------------------------
Del Monte Foods Co*                                813                   5,894
Dole Food Co                                       800                  13,100
                                                                  ------------
                                                                        18,994
                                                                  ------------
FOOD: MEAT/FISH/DAIRY -- 0.6%
------------------------------------------------------------------------------
Dean Foods Co                                      600                  18,413
Dreyer's Grand
     Ice Cream, Inc.                               248                   7,998
Michael Foods, Inc.                                197                   5,935
Smithfield Foods, Inc.*                            900                  27,360
Suiza Foods Corp*                                  400                  19,200
                                                                  ------------
                                                                        78,906
                                                                  ------------
FOOD: SPECIALTY/CANDY -- 0.6%
------------------------------------------------------------------------------
American Italian Pasta Co                          282             $     7,561
Hain Celestial Group, Inc.*                        500                  16,250
Interstate Bakeries Corp                           600                   8,438
Lance, Inc.                                        394                   4,987
Neose Technologies, Inc.*                          300                   9,900
Ralcorp Holdings, Inc.*                            439                   7,189
The Earthgrains Co                                 800                  14,800
The J. M. Smucker Co                               500                  13,975
                                                                  ------------
                                                                        83,100
                                                                  ------------
FOREST DISTRIBUTORS -- 0.3%
------------------------------------------------------------------------------
Deltic Timber Corp                                 159                   3,796
Louisiana-Pacific Corp                           1,900                  19,238
Rayonier Inc                                       400                  15,925
                                                                  ------------
                                                                        38,959
                                                                  ------------
GAS DISTRIBUTORS -- 2.1%
------------------------------------------------------------------------------
AGL Resources Inc.                                 700                  15,443
Atmos Energy Corp                                  600                  14,625
Cascade Nat Gas Corp                               169                   3,179
Energen Corp                                       500                  16,093
Laclede Gas Co                                     500                  11,688
MDU Resources Group, Inc.                          900                  29,250
New Jersey Research Corp                           300                  12,975
Northwest Natural Gas Co                           391                  10,362
NUI Corp                                           300                   9,656
ONEOK, Inc.                                        500                  24,063
Peoples Energy Corp                                553                  24,747
Piedmont Natural Gas
     Company, Inc.                                 400                  15,275
SEMCO Energy, Inc.                                 278                   4,326
South Jersey Industries, Inc.                      400                  11,900
Southern Union Co                                  600                  15,900
Southwest Gas Corp                                 600                  13,125
UGI Corp                                           419                  10,606
Vectren Corp                                       900                  23,063
WGL Holdings, Inc.                                 600                  18,263
                                                                  ------------
                                                                       284,539
                                                                  ------------
HOME FURNISHINGS -- 0.8%
------------------------------------------------------------------------------
Ethan Allen Interiors Inc                          700                  23,450
Furniture Brands
     International, Inc.*                          900                  18,956
La-Z-Boy Inc                                     1,100                  17,325
Libbey Inc                                         400                  12,150
Mohawk Industries, Inc.*                           700                  19,163
Tupperware Corp                                    900                  18,394
Westpoint Stevens Inc                              700                   5,243
                                                                  ------------
                                                                       114,681
                                                                  ------------

CITI SMALL CAP INDEX FUND
PORTFOLIO OF INVESTMENTS (Continued)                          December 31, 2000

------------------------------------------------------------------------------
ISSUER                                           SHARES              VALUE
------------------------------------------------------------------------------

HOMEBUILDING -- 1.9%
------------------------------------------------------------------------------
Centex Corp                                        900              $   33,806
Clayton Homes, Inc.                              1,700                  19,550
Del Webb Corp*                                     400                  11,700
D.R.Horton, Inc.                                   872                  21,310
Fairfield Communities, Inc.*                       657                   9,239
Fleetwood Enterprises, Inc.                        900                   9,450
Kaufman and Broad
     Home Corp                                     800                  26,950
Lennar Corp                                        700                  25,375
M.D.C. Holdings, Inc.                              500                  16,475
NVR, Inc.*                                         200                  24,720
Pulte Corp                                         500                  21,094
Standard Pacific Corp                              369                   8,625
The Ryland Group, Inc.                             201                   8,190
Toll Brothers, Inc.*                               400                  16,350
                                                                  ------------
                                                                       252,834
                                                                  ------------
HOSPITAL/NURSING MANAGEMENT -- 1.1%
------------------------------------------------------------------------------
Beverly Enterprises, Inc.                        2,200                  18,013
Lifepoint Hospitals,Inc.*                          500                  25,063
Manor Care, Inc.*                                1,400                  28,875
Orthodontic Centers of
     America, Inc.*                                600                  18,750
Province Healthcare Co*                            450                  17,719
Quorum Health
     Group, Inc.*                                1,200                  18,900
Sunrise Assisted Living, Inc.*                     287                   7,175
Triad Hospitals, Inc.*                             600                  19,538
                                                                  ------------
                                                                       154,033
                                                                  ------------
HOTELS/RESORTS/CRUISELINES -- 0.3%
------------------------------------------------------------------------------
Boca Resorts, Inc.*                                425                   6,109
Choice Hotels
     International, Inc.*                        1,200                  16,425
Extended Stay
     America, Inc.                               1,200                  15,420
Prime Hospitality Corp*                            700                   8,138
                                                                  ------------
                                                                        46,092
                                                                  ------------
HOUSEHOLD/PERSONAL CARE -- 0.5%
------------------------------------------------------------------------------
Alberto- Culver Co                                 600                  25,688
Carter-Wallace, Inc.                               400                  13,350
Church & Dwight Co., Inc.                          800                  17,800
The Dial Corp                                    1,500                  16,500
                                                                  ------------
                                                                        73,338
                                                                  ------------
INDUSTRIAL MACHINERY -- 1.2%
------------------------------------------------------------------------------
Flowserve Corp*                                    700                  14,963
Graco Inc                                          400                  16,550
IDEX Corp                                          500                  16,563
Kennametal Inc                                     500                  14,563
Lincoln Electric Holdings, Inc.                    700                  13,738
Milacron Inc                                       700                  11,243
Nordson Corp                                       500                  12,750
Presstek, Inc.*                                    700                   7,350
Regal-Beloit Corp                                  600                  10,236
Roper Industries, Inc.                             600                  19,838
Tecumseh Products Co                               300                  12,581
                                                                  ------------
                                                                       157,191
                                                                  ------------
INDUSTRIAL SPECIALTIES -- 1.3%
------------------------------------------------------------------------------
Brady Corp                                         400                  13,525
Buckeye Technologies, Inc.*                        500                   7,030
CUNO Inc*                                          300                   8,044
Cabot Microelectronics
     Corp*                                         400                  20,775
Donaldson Company, Inc.                            700                  19,469
Ferro Corp                                         600                  13,800
H.B. Fuller Co                                     300                  11,836
Ionics, Inc*                                       400                  11,350
RPM, Inc.                                        1,700                  14,556
Rogers Corp*                                       234                   9,609
Symyx Technologies*                                400                  14,400
The Valspar Corp                                   600                  19,308
UCAR International Inc*                            900                   8,775
Wd-40 Co                                           500                   9,719
                                                                  ------------
                                                                       182,196
                                                                  ------------
INFORMATION TECHNOLOGY SERVICES -- 0.6%
------------------------------------------------------------------------------
CACI International Inc*                            152                   3,498
CIBER. Inc.*                                     1,100                   5,363
Documentum, Inc.*                                  600                  29,813
J.D. Edwards & Company*                            900                  16,030
Perot Systems Corp*                              1,200                  11,025
SAGA SYSTEMS, Inc.*                                700                   8,006
Systems & Computer
     Technology Corp*                              800                   9,850
                                                                  ------------
                                                                        83,585
                                                                  ------------
INSURANCE BROKERS/SERVICES -- 0.7%
------------------------------------------------------------------------------
Arthur J. Gallagher & Co                           600                  38,175
Brown & Brown                                      400                  14,000
Copart, Inc.*                                      700                  15,050
Crawford & Co                                      900                  10,463
Hilb, Rogal and
     Hamilton Co                                   300                  11,963
                                                                  ------------
                                                                        89,651
                                                                  ------------
INTEGRATED OIL -- 0.1%
------------------------------------------------------------------------------
Pure Resources, Inc.*                              900                  18,225
                                                                  ------------
INTERNET RETAIL -- 0.0%
------------------------------------------------------------------------------
eToys Inc*                                       1,300                     244
                                                                  ------------

CITI SMALL CAP INDEX FUND
PORTFOLIO OF INVESTMENTS                                     December 31, 2000


ISSUER                                           SHARES              VALUE
------------------------------------------------------------------------------
INTERNET SOFTWARE/SERVICES -- 1.5%
------------------------------------------------------------------------------
About.com, Inc.                                    300               $   8,080
Accrue Software, Inc.                              500                   1,250
Allaire Corp                                       400                   2,013
Ask Jeeves, Inc.                                   400                     975
Broadbase Software, Inc.*                          600                   3,750
Clarus Corp*                                       300                   2,100
CyberSource Corp*                                  400                     950
Digital Island*                                  1,100                   4,469
Digital Insight Corp*                              400                   7,225
eLoyalty Corp*                                   1,000                   6,469
F5 Networks, Inc.*                                 300                   2,850
Globix Corp*                                       400                   1,100
GoTo. Com, Inc.*                                   600                   4,388
Interliant Inc*                                    900                   2,869
internet. Com Corp*                                300                   1,780
Intertrust Technologies
     Corp*                                       1,200                   4,050
InterWorld Corp*                                   500                     250
Interwoven, Inc.*                                  600                  39,563
IntraNet Solutions, Inc.                           259                  13,209
Jupiter Media Metrix, Inc.*                        500                   4,656
Keynote Systems, Inc.*                             300                   4,256
LookSmart, Ltd.*                                   900                   2,194
Mail.Com, Inc.*                                  1,000                     719
MicroStrategy Inc*                                 500                   4,750
NBC Internet, Inc.*                              1,000                   3,500
Netegrity, Inc.*                                   400                  21,750
Open Market, Inc.*                                 800                     875
Packeteer, Inc.*                                   300                   3,712
Retek Inc*                                         745                  18,159
Secure Computing Corp*                             500                   4,938
SonicWALL, Inc.*                                   400                   6,500
StarMedia Network, Inc.*                         1,200                   2,269
Tumbleweed
     Communications Corp*                          200                   3,422
WatchGuard
     Technologies, Inc.*                           200                   6,325
WebTrends Corp*                                    300                   8,680
WorldGate
     Communications, Inc.*                         300                   1,144
ZixIt Corp                                         300                   2,625
                                                                  ------------
                                                                       207,814
                                                                  ------------
INVESTMENT BANKS/BROKERS -- 1.3%
------------------------------------------------------------------------------
Dain Rauscher Corp                                 200                  18,938
Investment Technology
     Group, Inc.                                   500                  20,875
Investors Financial
     Services Corp                                 500                  43,000
Jefferies Group, Inc.                              500                  15,625
LaBranche & Co Inc*                                700                  21,394
Morgan Keegan, Inc.                                500                  13,250
Raymond James
     Financial, Inc.                               700                  24,413
Southwest Secs Group, Inc.                         300                   7,763
Tucker Anthony Sutro Corp                          400                   9,825
Wit Soundview Group, Inc.*                       1,600                   5,750
                                                                  ------------
                                                                       180,833
                                                                  ------------
INVESTMENT MANAGERS -- 0.8%
------------------------------------------------------------------------------
Acacia Research Corp                               400                   7,125
Blackrock, Inc.*                                   400                  16,800
Affiliated Managers
     Group, Inc.                                   400                  21,950
Eaton Vance Corp                                 1,000                  32,250
Phoenix Investment
     Partners, Ltd.                                900                  14,119
The John Nuveen Co                                 200                  11,500
                                                                  ------------
                                                                       103,744
                                                                  ------------
LIFE/HEALTH INSURANCE -- 0.2%
------------------------------------------------------------------------------
American National
     Insurance Co                                  200                  14,600
Delphi Financial
     Group, Inc.*                                  231                   8,894
                                                                  ------------
                                                                        23,494
                                                                  ------------
MAJOR TELECOMMUNICATIONS -- 0.0%
------------------------------------------------------------------------------
Ntelos Inc                                         300                   5,288
Primus Telecommunications
     Group, Inc.*                                  600                   1,388
                                                                  ------------
                                                                         6,676
                                                                  ------------
MANAGED HEALTH CARE -- 1.3%
------------------------------------------------------------------------------
AmeriPath, Inc.                                    344                   8,600
Caremark Rx, Inc.*                               3,300                  44,756
Coventry Helath
     Care, Inc.*                                 1,100                  29,356
Health Net Inc*                                  1,600                  41,900
Humana Inc*                                      2,600                  39,650
Mid Atlantic Medical
     Services, Inc.*                               800                  15,850
                                                                  ------------
                                                                       180,112
                                                                  ------------
MARINE SHIPPING -- 0.4%
------------------------------------------------------------------------------
Alexander & Baldwin, Inc.                          700                  18,375
Kirby Corp                                         500                  10,500
Overseas Shipholding
     Group, Inc.                                   500                  11,469
SEACOR SMIT Inc*                                   300                  15,788
                                                                  ------------
                                                                        56,132
                                                                  ------------

CITI SMALL CAP INDEX FUND
PORTFOLIO OF INVESTMENTS (Continued)                         December 31, 2000

ISSUER                                           SHARES              VALUE
------------------------------------------------------------------------------
MEDICAL DISTRIBUTORS -- 1.2%
------------------------------------------------------------------------------
AmeriSource Health Corp                            800               $  40,400
Bergen Brunswig Corp                             2,200                  34,826
Bindley Westn
     Industries, Inc.                              500                  20,781
Henry Schein, Inc.*                                500                  17,313
Owens & Minor, Inc.                                700                  12,425
PSS World Medical, Inc.*                         1,600                   8,000
Priority Healthcare Corp*                          350                  14,284
Syncor International Corp*                         300                  10,913
                                                                  ------------
                                                                       158,942
                                                                  ------------
MEDICAL SPECIALTIES -- 2.8%
------------------------------------------------------------------------------
ABIOMED, Inc.                                      400                   9,700
Arrow International, Inc.                          174                   6,555
ArthroCare Corp                                    300                   5,850
ATS Medical, Inc.                                  600                   8,512
Biosite Diagnostics Inc                            200                   8,088
Cerus Corp*                                        200                  15,050
Coherent, Inc.*                                    400                  13,000
CryoLife, Inc.*                                    237                   7,169
Cyberonics, Inc.*                                  300                   6,975
Datascope Corp                                     300                  10,275
Diagnostic Products Corp                           200                  10,925
Digene Corp*                                       200                   8,938
Edwards Lifesciences
     Corp*                                       1,000                  17,750
Haemonetics Corp*                                  500                  15,438
I-STAT Corp*                                       500                  13,219
INAMED Corp*                                       300                   6,130
Inhale Therapeutic
     Systems, Inc.*                                500                  25,250
Invacare Corp                                      500                  17,125
K-V Pharmaceutical Co*                             450                  10,913
Mentor Corp                                        328                   6,396
Molecular Devices Corp*                            300                  20,530
Novoste Corp*                                      300                   8,250
ResMed Inc*                                        500                  19,938
Respironics, Inc*                                  700                  19,950
STERIS Corp*                                     1,400                  22,575
Sunrise Technologies
     International, Inc.*                          900                   1,602
The Cooper Companies, Inc.                         300                  11,962
Varian Medical Systems, Inc.                       500                  33,969
VISX, Inc.*                                        900                   9,393
Zoll Med Corp*                                     138                   4,839
                                                                  ------------
                                                                       376,266
                                                                  ------------
MEDICAL/NURSING SERVICES -- 1.0%
------------------------------------------------------------------------------
Apria Healthcare Group Inc.                        700                  20,825
Cyber-Care, Inc.*                                  900                   1,913
DaVita, Inc.*                                    1,500                  25,688
Hooper Holmes, Inc.                              1,100                  12,166
Lincare Holdings Inc*                              700                  39,944
RehabCare Group, Inc.*                             199                  10,224
Renal Care Group, Inc.*                            800                  21,938
                                                                  ------------
                                                                       132,698
                                                                  ------------
METAL FABRICATION -- 1.1%
------------------------------------------------------------------------------
Harsco Corp                                        600                  14,813
Kaydon Corp                                        600                  14,925
Maverick Tube Corp*                                300                   6,788
Mueller Industries, Inc.*                          600                  16,088
Precision Castparts Corp                           800                  33,650
SPS Technologies, Inc.*                            300                  16,444
The Shaw Group Inc*                                600                  30,000
The Timken Co                                      800                  12,100
                                                                  ------------
                                                                       144,808
                                                                  ------------
MISCELLANEOUS COMMERCIAL
SERVICES -- 1.7%
------------------------------------------------------------------------------
ABM Industries Inc                                 400                  12,250
Answerthink Inc.                                   700                   2,538
Bright Horizons Family
     Solutions, Inc.*                              400                  10,450
Dendrite Internationl, Inc.*                       600                  13,425
DiamondCluster
     Internationl, Inc.*                           300                   9,150
Exchange Applications, Inc.*                       500                     608
F. Y. I. Inc*                                      300                  11,063
Fair, Issac and Co, Inc                            300                  15,300
Forrester Research, Inc.*                          200                  10,013
G & K Services, Inc.                               500                  14,063
Gartner Group, Inc.*                             1,400                   9,660
iXL Enterprises, Inc.*                           1,200                   1,200
IKON Office Solutions, Inc.                      3,100                   7,750
Identix Inc*                                       700                   5,495
Internet Pictures Corp*                          1,200                   1,162
Learning Tree
     International ,Inc.*                          200                   9,900
MAXIMUS, Inc.*                                     178                   6,219
NCO Group, Inc.*                                   299                   9,082
Pittston Brink's Group                           1,000                  19,875
ProBusiness Services, Inc.*                        400                  10,625
PurchasePro.Com, Inc.*                             400                   7,000
Sodexho Marriott
     Services, Inc.                                600                  13,275
Sylvan Learning
     Systems, Inc.*                                700                  10,369
The Corporate
     Executive Board Co*                           400                  15,905
The Profit Recovery Group
     International, Inc.*                        1,000                   6,375
Ventro Corp*                                       400                     400
                                                                  ------------
                                                                       233,152
                                                                  ------------
16

CITI SMALL CAP INDEX FUND
PORTFOLIO OF INVESTMENTS (Continued)                         December 31, 2000

ISSUER                                           SHARES              VALUE
------------------------------------------------------------------------------
MISCELLANEOUS MANUFACTURING -- 1.3%
------------------------------------------------------------------------------
AMETEK, Inc.                                       600               $  15,563
Dionex Corp*                                       500                  17,250
Federal Signal Corp                                800                  15,700
Lancaster Colony Corp                              600                  16,838
Mettler-Toledo
     International Inc*                            600                  32,625
Teleflex Inc                                       600                  26,512
Tredegar Corp                                      500                   8,719
Trinity Industries, Inc.                           700                  17,500
U. S. Industries, Inc.                           1,400                  11,200
Varian Inc*                                        500                  16,938
                                                                  ------------
                                                                       178,845
                                                                  ------------
MOVIES/ENTERTAINMENT -- 0.1%
------------------------------------------------------------------------------
Gaylord Entmt Co*                                  500                  10,438
SportsLine.com, Inc.*                              500                   2,656
TiVo Inc*                                          400                   2,150
                                                                  ------------
                                                                        15,244
                                                                  ------------
MULTI-LINE INSURANCE -- 0.1%
------------------------------------------------------------------------------
Horace Mann
     Educators Corp                                800                  17,100
                                                                  ------------
OFFICE EQUIPMENT/SUPPLIES -- 0.2%
------------------------------------------------------------------------------
HON INDUSTRIES Inc                                 900                  22,950
Kimball International, Inc.                        700                  10,150
                                                                  ------------
                                                                        33,100
                                                                  ------------
OIL & GAS PIPELINES -- 0.1%
------------------------------------------------------------------------------
Midcoast Energy
     Resources, Inc.                               173                   3,774
Western Gas
     Resources, Inc.                               400                  13,475
                                                                  ------------
                                                                        17,249
                                                                  ------------
OIL & GAS PRODUCTION -- 2.5%
------------------------------------------------------------------------------
Tom Brown, Inc.*                                   600                  19,725
Barrett Resources Corp                             500                  28,406
Cabot Oil & Gas Corp                               500                  15,594
Chesapeake Energy Corp                           1,900                  19,238
Cross Timbers Oil Co                             1,200                  33,300
Evergreen Resources, Inc.*                         300                  11,588
Forest Oil Corp*                                   350                  12,906
H S Resources, Inc.*                               300                  12,712
Louis Dreyfus Natural
     Gas Corp*                                     400                  18,325
Mitchell Energy &
     Development Corp                              400                  24,500
Pioneer Natural
     Resources Co                                1,700                  33,469
Plains Resources Inc*                              245                   5,175
Pogo Producing Co                                  700                  21,788
St. Mary Land &
     Exploration Co                                600                  19,988
Stone Energy Corp*                                 300                  19,365
Swift Energy Co*                                   400                  15,050
Unit Corp*                                         700                  13,255
Vintage Petroleum, Inc.                            800                  17,200
                                                                  ------------
                                                                       341,584
                                                                  ------------
OIL REFINING/MARKETING -- 0.3%
------------------------------------------------------------------------------
Frontier Oil Corp                                1,400                   9,625
Pennzoil-Quaker State Co                         1,600                  20,600
Syntroleum Corp*                                   700                  11,900
                                                                  ------------
                                                                        42,125
                                                                  ------------
OILFIELD SERVICES/EQUIPMENT -- 0.8%
------------------------------------------------------------------------------
Cal Dive International, Inc.*                      400                  10,650
Input/Output, Inc.*                              1,100                  11,206
Key Energy Services, Inc.*                       1,600                  16,700
Oceaneering
     International, Inc.*                          323                   6,278
Offshore Logistics, Inc.                           600                  12,928
Superior Energy
     Services Inc*                               1,100                  12,650
UTI Energy Corp*                                   600                  19,725
Veritas DGC Inc*                                   500                  16,150
                                                                  ------------
                                                                       106,287
                                                                  ------------
OTHER CONSUMER SERVICES -- 0.7%
------------------------------------------------------------------------------
Bally Total Fitness
     Holdings Corp                                 500                  16,938
Career Education Corp*                             400                  15,650
Chemed Corp                                        300                  10,088
Edison Schools Inc*                                300                   9,450
Education Management
     Corp*                                         400                  14,300
Rollins, Inc.                                      262                   5,256
Service Corp*                                    4,900                   8,575
Sotheby's Holdings, Inc.*                          800                  18,550
                                                                  ------------
                                                                        98,807
                                                                  ------------
OTHER CONSUMER SPECIALTIES -- 0.1%
------------------------------------------------------------------------------
Mathews International
     Corp                                          300                   9,469
The Boyds
     Collection, Ltd.*                           1,100                  10,243
                                                                  ------------
                                                                        19,712
                                                                  ------------
OTHER METALS/MINERALS -- 0.3%
------------------------------------------------------------------------------
Brush Engineered
     Materials Inc                                 500                  10,094
Minerals Technologies Inc                          300                  10,256

CITI SMALL CAP INDEX FUND
PORTFOLIO OF INVESTMENTS  (Continued)                        December 31, 2000


ISSUER                                           SHARES              VALUE
------------------------------------------------------------------------------
Southern Peru Copper
     Corp                                          800             $    10,300
USEC Inc                                         2,500                  10,780
                                                                  ------------
                                                                        41,430
                                                                  ------------
PACKAGED SOFTWARE -- 2.7%
------------------------------------------------------------------------------
Actuate Corp                                       900                  17,213
AremisSoft Corp                                    162                   6,915
Aspen Technology, Inc.                             500                  16,625
Avant! Corp                                        900                  16,481
Concord
     Communications, Inc.*                         400                   3,500
Convera Corp*                                      300                   5,325
FileNET Corp*                                      700                  19,075
Great Plains Software, Inc.*                       199                   9,365
HNC Software Inc*                                  500                  14,844
Hyperion Solutions Corp*                           600                   9,263
Informatica Corp*                                  800                  31,650
Inprise Corp*                                    1,600                   8,850
Legato Systems, Inc.*                            1,700                  12,644
Manugistics Group, Inc.*                           800                  45,600
MapInfo Corp*                                      215                  10,159
Mercator Software, Inc.*                           500                   2,688
MetaSolv, Inc.*                                    200                   1,825
NetIQ Corp*                                        400                  34,950
New Era of Networks, Inc.*                         500                   2,938
Nuance Communications Inc*                         100                   4,313
ONYX Software Corp*                                400                   4,400
Phoenix Technology Ltd*                            600                   8,091
Progress Software Corp*                            800                  11,550
Puma Technology, Inc.*                             600                   2,494
Remedy Corp*                                       500                   8,281
SERENA Software, Inc.*                             300                  10,270
SPSS Inc*                                          400                   8,825
Structural Dynamics
     Research Corp*                                900                   9,000
Transaction Systems
     Architects, Inc.*                             700                   8,094
Verity, Inc.*                                      600                  14,438
                                                                  ------------
                                                                       359,666
                                                                  ------------
PERSONNEL SERVICES -- 0.5%
------------------------------------------------------------------------------
Administaff, Inc.                                  400                  10,880
Heidrick & Struggles
     International, Inc.*                          300                  12,619
Kelly Services, Inc.                               265                   6,261
Korn / Ferry International*                        600                  12,750
Modis Professional
     Services, Inc.*                             1,800                   7,425
On Assignment, Inc.*                               400                  11,400
Spherion Corp*                                   1,100                  12,444
                                                                  ------------
                                                                        73,779
                                                                  ------------
PHARMACEUTICALS: GENERIC -- 0.3%
------------------------------------------------------------------------------
Alpharma Inc.                                      400                  17,550
Barr Laboratories, Inc.                            300                  21,881
                                                                  ------------
                                                                        39,431
                                                                  ------------
PHARMACEUTICALS: OTHER -- 0.9%
------------------------------------------------------------------------------
Alliance Pharmaceutical
     Corp.                                         900                   7,763
Aviron                                             300                  20,044
Cell Pathways, Inc.*                               400                   1,900
Cell Therapeutics, Inc.*                           400                  18,025
Connetics Corp*                                    600                   2,738
Matrix Pharmaceutical, Inc.*                       600                  10,275
Medicis Pharmaceutical
     Corp*                                         500                  29,563
Noven
     Pharmaceuticals, Inc.*                        300                  11,213
Perrigo Co*                                      1,500                  12,422
United Therapeutics
     Corp*                                         200                   2,950
                                                                  ------------
                                                                       116,893
                                                                  ------------
PRECIOUS METALS -- 0.3%
------------------------------------------------------------------------------
Freeport-Mcmoran
     Copper & Gold, Inc.*                        2,200                  18,838
Stillwater Mining Co*                              700                  27,545
                                                                  ------------
                                                                        46,383
                                                                  ------------
PROPERTY/CASUALTY INSURANCE -- 1.0%
------------------------------------------------------------------------------
Alfa Corp                                          700                  12,863
Alleghany Corp                                     100                  20,550
Argonaut Group, Inc.                               600                  12,600
Harleysville Group Inc                             206                   6,026
HCC Insurance Holdings, Inc.                       700                  18,856
Mercury General Corp                               400                  17,550
Ohio Casualty Corp                               1,400                  14,000
Selective Ins Group, Inc.                          405                   9,820
The Commerce Group, Inc.                           389                  10,573
W. R. Berkley Corp                                 300                  14,156
                                                                  ------------
                                                                       136,994
                                                                  ------------
PUBLISHING: BOOKS/MAGAZINES -- 0.7%
------------------------------------------------------------------------------
Houghton Mifflin Co                                400                  18,550
John Wiley & Son, Inc.                             800                  17,200
Meredith Corp                                      600                  19,313
Penton Media, Inc.                                 400                  10,750
Playboy Enterprises, Inc.*                         700                   6,956
Scholastic Corp*                                   200                  17,725
                                                                  ------------
                                                                        90,494
                                                                  ------------
PUBLISHING: NEWSPAPERS -- 0.6%
------------------------------------------------------------------------------
Hollinger International Inc                        600                   9,525
Journal Register Co*                               800                  12,850

CITI SMALL CAP INDEX FUND
PORTFOLIO OF INVESTMENTS                                       December 31, 2000


ISSUER                                           SHARES              VALUE
------------------------------------------------------------------------------
PUBLISHING: NEWSPAPERS -- CONT'D
------------------------------------------------------------------------------
Lee Enterprises, Inc.                              700               $  20,869
Media General, Inc.                                300                  10,920
Pulitzer Inc                                       200                   9,370
The McClatchy Co                                   400                  17,050
                                                                  ------------
                                                                        80,584
                                                                  ------------
PULP & PAPER -- 0.4%
------------------------------------------------------------------------------
Longview Fibre Co                                1,000                  13,500
P. H. Glatfelter Co                                900                  11,205
Potlatch Corp                                      400                  13,425
Wausau-Mosinee
     Paper Corp                                  1,300                  13,163
                                                                  ------------
                                                                        51,293
                                                                  ------------
RAILROADS -- 0.1%
------------------------------------------------------------------------------
Wisconsin Central
     Transportation Corp*                          900                  13,556
                                                                  ------------
REAL ESTATE DEVELOPMENT -- 0.5%
------------------------------------------------------------------------------
Catellus Development
     Corp*                                       1,600                  28,000
Forest City Enterprises, Inc.                      300                  11,760
Jones Lang LaSalle Inc*                            800                  11,100
LNR Property Corp                                  500                  11,000
Security Cap Group Inc*                            600                  12,038
                                                                  ------------
                                                                        73,898
                                                                  ------------
REAL ESTATE INVESTMENT TRUST -- 6.3%
------------------------------------------------------------------------------
Alexandria Real Estate
     Equities, Inc.                                300                  11,156
American Industrial
     Properties REIT                               277                   3,393
Arden Realty, Inc.                                 934                  23,467
Bedford Property
     Investors, Inc.                               600                  12,150
Boykin Lodging Co                                  269                   2,287
Brandywine Realty Trust                            700                  14,481
BRE Properties, Inc.                               600                  19,013
Burnham Pacific
     Properties, Inc.                              496                   2,294
Cabot Industrial Trust                             700                  13,431
Camden Property Trust                              500                  16,750
Capital Automotive REIT                            328                   4,531
Capstead Mortgage Corp                             271                   2,947
CBL & Associates
     Properties, Inc.                              388                   9,821
CenterPoint Properties
     Corp                                          300                  14,175
Charles E. Smith
     Residential Realty, Inc.                      300                  14,100
Chateau Communities, Inc.                          333                  10,136
Chelsea Property
     Group, Inc.                                   300                  11,063
Colonial Properties Trust                          340                   8,861
Commercial Net
     Lease Realty                                  471                   4,798
Cornerstone Realty
     Income Trust, Inc.                            603                   6,369
Cousins Properties, Inc.                           600                  16,763
Developers Diversified
     Realty Corp                                   900                  11,981
Eastgroup Properties, Inc.                         245                   5,482
Entertainment
     Properties Trust                              234                   2,574
Equity Inns Inc                                    569                   3,521
Essex Property Trust, Inc.                         300                  16,425
Federal Realty
     Investment Trust                              500                   9,500
FelCor Lodging Trust Inc                           600                  14,363
First Industrial Realty
     Trust, Inc.                                   606                  20,604
First Washington Realty
     Trust, Inc.                                   130                   3,356
Franchise Finance Corp                             884                  20,608
Gables Residential Trust                           361                  10,108
Glenborough Realty Trust                           600                  10,425
Glimcher Realty Trust                              800                  10,000
Great Lakes REIT, Inc.                             261                   4,535
Health Care Property
     Investors, Inc.                               741                  22,137
Health Care REIT, Inc.                             444                   7,215
Healthcare Realty Trust, Inc.                      500                  10,625
Highwoods Properties, Inc.                         700                  17,413
Home Properties
     New York, Inc.                                400                  11,175
Hospitality Properties Trust                       793                  17,942
HRPT Properties Trust                            2,300                  17,394
IndyMac Bancorp, Inc.*                           1,000                  29,500
Innkeepers Usa Trust                               532                   5,885
IRT Property Co                                    489                   3,973
JDN Realty Corp                                  1,100                  11,619
Kilroy Realty Corp                                 500                  14,281
Koger Equity                                       700                  10,894
LaSalle Hotel Properties                           167                   2,536
Lexington Corporate
     Properties Trust                              266                   3,142
Manufactured Home
     Communities, Inc.                             283                   8,207
Meditrust Co*                                    2,248                   5,761
MeriStar Hospitality Corp                          500                   9,844
Mid-America Apartment
     Communities, Inc.                             400                   9,025
National Golf Properties, Inc.                     199                   4,092
Nationwide Health
     Properties, Inc.                              700                   9,013
New Plan Excel
     Realty Trust                                1,373                  18,021
Pacific Gulf Properties, Inc.                      400                   2,450

CITI SMALL CAP INDEX FUND
PORTFOLIO OF INVESTMENTS (Continued)                         December 31, 2000




ISSUER                                           SHARES              VALUE
------------------------------------------------------------------------------
Pan Pacific Retail
     Properties, Inc.                              305                $  6,805
Parkway Properties, Inc.                           153                   4,542
Pennsylvania Real Estate
     Investment Trust                              192                   3,672
Prentiss Properties Trust                          500                  13,469
Prime Group Realty Trust                           146                   2,099
PS Business Parks, Inc.                            500                  13,900
Realty Income Corp                                 414                  10,298
Reckson Assocs Realty Corp                         800                  20,050
Regency Realty Corp                                500                  11,844
RFS Hotel Investors, Inc.                          377                   4,925
Saul Centers, Inc.                                 168                   3,129
Shurgard Storage
     Centers, Inc.                                 500                  12,219
SL Green Realty Corp                               500                  14,000
Sovran Self Storage, Inc.                          186                   3,697
Storage USA, Inc.                                  400                  12,700
Summit Properties Inc                              386                  10,036
Sun Communities, Inc.                              300                  10,050
Tanger Factory Outlet
     Centers, Inc.                                  81                   1,848
The Macerich Co                                    500                   9,594
Town & Country Trust                               246                   4,751
United Dominion Realty
     Trust, Inc.                                 1,200                  12,975
Washington Real Estate
     Investment Trust                              700                  16,538
Weingarten Realty Investors                        400                  17,500
Westfield America, Inc.                            453                   6,540
Wyndham
     International, Inc.*                        4,800                   8,400
                                                                  ------------
                                                                       853,193
                                                                  ------------
RECREATIONAL PRODUCTS -- 0.7%
------------------------------------------------------------------------------
Callaway Golf Co                                 1,300                  24,213
Concord Camera Corp*                               500                   8,250
JAKKS Pacific, Inc.*                               500                   4,563
Polaris Industries Inc                             500                  19,875
Sturm, Ruger & Co, Inc.                            300                   2,831
THQ Inc*                                           500                  12,188
Take-Two Interactive
     Software, Inc.*                               700                   8,050
The Topps Company, Inc.*                           659                   6,055
WMS Industries Inc                                 360                   7,245
                                                                  ------------
                                                                        93,270
                                                                  ------------
REGIONAL BANKS -- 6.0%
------------------------------------------------------------------------------
Alabama National Bancorp                           128                   2,896
AMCORE Financial, Inc.                             600                  12,413
BancorpSouth, Inc.                               1,400                  17,063
Bank of Granite Corp                               400                   9,300
Cathay Bancorp, Inc.                               200                  11,800
Century South Bank, Inc.                           174                   5,862
Chittenden Corp                                    500                  15,156
Citizens Banking Corp                              800                  23,250
Commerce Bancorp, Inc.                             493                  33,709
Community First
     Bankshares, Inc.                              800                  15,100
Corus Bankshares, Inc.                             143                   7,076
CPB Inc                                            123                   3,429
Cullen Frost Bankers, Inc.                         700                  29,269
East West Bancorp, Inc.                            349                   8,703
F&M Bancorp                                        173                   3,568
F&M National Corp                                  500                  13,063
F. N. B. Corp                                      338                   7,098
Farmers Capital Bank Corp                           97                   2,680
First BanCorp                                      319                   7,536
First Charter Corp                                 700                  10,413
First Citizens
     BancShares, Inc.                               91                   7,348
First Commonwealth
     Financial Corp                              1,000                  10,000
First Financial Bancorp.                           546                   9,282
First Financial
     Bankshares, Inc.                              300                   9,431
First Financial Corp                               103                   3,290
First Merchants Corp                               183                   4,152
First Midwest Bancorp, Inc.                        600                  17,250
Frontier Financial Corp                            260                   6,516
Fulton Financial Corp                            1,100                  25,369
GBC Bancorp                                        168                   6,447
Greater Bay Bancorp                                600                  24,600
Harleysville National Corp                         135                   4,683
Hudson United Bancorp                              770                  16,122
Imperial Bancorp*                                  600                  15,750
Integra Bank Corp                                  500                  12,781
International Bancshares
     Corp                                          400                  13,650
Merchants New York
     Bancorp, Inc.                                 292                   7,318
MidAmerica Bancorp                                 412                   9,373
Mid-State Bancshares                               300                  10,650
National Penn
     Bancshares, Inc.                              291                   5,875
NBT Bancorp Inc                                    361                   5,280
Omega Financial Corp                               135                   3,645
Oriental Financial Group Inc                       178                   2,370
Pacific Cap Bancorp New                            500                  14,063
Park National Corp                                 100                   8,969
Provident Bankshares Corp                          700                  14,613
Provident Financial
     Group, Inc.                                   400                  15,000
Republic Bancorp Inc                             1,430                  15,462
S&T Bancorp, Inc.                                  419                   9,060
Sandy Spring Bancorp, Inc.                         146                   3,322
Seacoast Financial
     Services Corp                                 391                   4,692
Silicon Valley Bancshares                          600                  20,738
Sky Financial Group, Inc.                        1,320                  22,110
Southwest Bancorp*                                 500                  21,469
Sterling Bancshares, Inc.                          700                  13,825

CITI SMALL CAP INDEX FUND
PORTFOLIO OF INVESTMENTS                                       December 31, 2000




ISSUER                                           SHARES              VALUE
------------------------------------------------------------------------------
REGIONAL BANKS -- CONT'D
------------------------------------------------------------------------------
Susquehanna
     Bancshares, Inc.                              700               $  11,550
Texas Regional
     Bancshares, Inc.                              440                  14,300
The Colonial
     BancGroup, Inc.                             1,500                  16,125
The South Financial
     Group, Inc.                                   900                  11,925
The Trust Company                                  600                   7,538
TrustCo Bank Corp                                1,150                  14,015
Trustmark Corp                                     900                  18,900
UCBH Holdings, Inc.                                147                   6,854
UMB Financial Corp                                 249                   9,306
United Bankshares, Inc.                            600                  12,750
United National Bancorp                            600                  11,512
WesBanco, Inc.                                     287                   6,745
Westamerica Bancorp                                600                  25,800
Whitney Holdings Corp                              400                  14,525
                                                                  ------------
                                                                       815,734
                                                                  ------------
RESTAURANTS -- 1.2%
------------------------------------------------------------------------------
Applebee's International, Inc.                     500                  15,718
Bob Evans Farms, Inc.                              700                  14,918
CBRL Group, Inc.                                 1,100                  20,006
CEC Entertainment Inc*                             500                  17,063
IHOP Corp*                                         500                  10,844
Jack In The Box Inc*                               700                  20,606
Papa John's
     International, Inc.*                          400                   8,900
RARE Hospitality
     International, Inc.*                          252                   5,623
Ruby Tuesday, Inc.                               1,200                  18,300
Sonic Corp*                                        600                  13,988
The Cheesecake
     Factory Inc*                                  500                  19,188
                                                                  ------------
                                                                       165,154
                                                                  ------------
SAVINGS BANKS -- 2.4%
------------------------------------------------------------------------------
American Financial
     Holdings, Inc.                                600                  12,375
Andover Bancorp, Inc.                              103                   3,545
Astoria Financial Corp                             600                  32,588
Bank United Corp.                                  505                  34,435
Bay View Capital Corp                            1,000                   6,250
BSB Bancorp, Inc.                                  600                   7,903
Capitol Federal Financial                          527                   8,827
Commercial Federal Corp                            900                  17,494
Dime Community
     BancShares                                    178                   4,495
Downey Financial Corp                              300                  16,500
First Federal Capital Corp                         229                   3,320
First Financial Holdings, Inc.                     205                   4,036
First Indiana Corp                                 143                   3,360
First Sentinel Bancorp Inc                         529                   6,084
FirstFed Financial Corp                            264                   8,530
Harbor Fl Bancshares, Inc.                         352                   5,258
Independence Community
     Bank Corp                                   1,000                  15,938
MAF Bancorp, Inc.                                  359                  10,209
New York Cmnty
     Bancorp Inc                                   252                   9,260
OceanFirst Financial Corp                          177                   4,359
People's Bank                                      428                  11,075
Republic Sec Financial Corp                        770                   5,558
Richmond County
     Financial Corp                                600                  15,675
Roslyn Bancorp, Inc.                               900                  24,580
Staten Island Bancorp, Inc.                        500                  10,688
United Community
     Financial Corp                                525                   3,642
Washington Federal, Inc.                           811                  23,063
Webster Financial Corp                             700                  19,818
                                                                  ------------
                                                                       328,865
                                                                  ------------
SEMICONDUCTORS -- 1.1%
------------------------------------------------------------------------------
Actel Corp                                         400                   9,675
Alliance Semiconductor
     Corp                                          500                   5,650
ANADIGICS, Inc.                                    500                   8,188
C-Cube Microsystems Inc*                           800                   9,850
Cirrus Logic, Inc.*                                900                  16,875
Elantec Semiconductor, Inc.*                       300                   8,325
ESS Technology, Inc.*                              600                   3,075
Exar Corp*                                         600                  18,590
General Semiconductor, Inc.                        700                   4,375
Integrated Silicon
     Solution, Inc.*                               500                   7,188
Microsemi Corp*                                    200                   5,563
MIPS Technologies, Inc.*                           600                  16,013
Oak Technology, Inc.*                              700                   6,081
Pericom Semiconductor
     Corp*                                         400                   7,400
QuickLogic Corp*                                   500                   3,469
Silicon Image, Inc.*                               500                   2,719
SONICblue Inc*                                   1,700                   7,013
Zoran Corp*                                        300                   4,650
                                                                  ------------
                                                                       144,699
                                                                  ------------
SERVICES TO THE HEALTH INDUSTRY -- 2.2%
------------------------------------------------------------------------------
Accredo Health, Inc                                200                  10,038
Advance Paradigm, Inc.                             400                  18,200
Albany Molecular
     Research, Inc.                                300                  18,488
Allscripts, Inc.                                   400                   3,738
Cerner Corp*                                       500                  23,125
Covance Inc*                                     1,100                  11,825
Eclipsys Corp*                                     800                  19,600

CITI SMALL CAP INDEX FUND
PORTFOLIO OF INVESTMENTS (Continued)                          December 31, 2000


ISSUER                                           SHARES              VALUE
------------------------------------------------------------------------------
IDX Systems Corp*                                  235                $  5,875
IMPATH Inc*                                        300                  19,950
Laboratory Corp*                                   300                  52,800
Morrison Management
     Specialists, Inc.                             201                   7,017
Omnicare, Inc.                                   1,500                  32,438
PAREXEL International
     Corp*                                         900                   9,730
Pharmaceutical Product
     Development, Inc.*                            400                  19,875
Pharmacopeia, Inc.*                                400                   8,725
Professional Detailing, Inc.*                       64                   6,769
Stericycle, Inc.                                   213                   8,120
The TriZetto Group, Inc.*                          324                   5,407
US Oncology, Inc.*                               1,800                  11,363
                                                                  ------------
                                                                       293,083
                                                                  ------------
SPECIALTY INSURANCE -- 0.8%
------------------------------------------------------------------------------
Enhance Financial Services
     Group Inc                                     425                   6,560
Fidelity National
     Financial, Inc.                               900                  33,244
LandAmerica Financial
     Group, Inc.                                   156                   6,308
Markel Corp*                                       100                  18,100
Pre-Paid Legal Services, Inc.*                     400                  10,200
The First American Corp                            900                  29,588
Triad Guaranty Inc*                                209                   6,922
                                                                  ------------
                                                                       110,922
                                                                  ------------
SPECIALTY STORES -- 1.3%
------------------------------------------------------------------------------
Barnes & Noble, Inc.                               900                  23,850
Borders Group, Inc.*                             1,400                  16,363
Companiest Plus, Inc.*                             400                  11,750
Linens 'n Things, Inc.*                            700                  19,338
Michaels Stores, Inc.*                             500                  13,250
O'Reilly Automotive, Inc.*                         800                  21,400
OfficeMax, Inc.*                                 2,300                   6,613
PETsMART, Inc.*                                  2,400                   6,900
Pier 1 Imports, Inc.                             1,600                  16,500
Regis Corp                                         800                  11,600
Rent-A-Center, Inc.*                               300                  10,350
Zale Corp*                                         600                  17,438
                                                                  ------------
                                                                       175,352
                                                                  ------------
SPECIALTY TELECOMMUNICATIONS -- 0.7%
------------------------------------------------------------------------------
Adelphia Business
     Solutions, Inc.                               600                   2,550
Allied Riser Communctions
     Corp                                        1,200                   2,438
Clarent Corp*                                      400                   4,525
Commonwealth Telephone
     Enterprises, Inc.                             300                  10,500
CT Communications, Inc.                            400                   5,625
CTC Communications
     Group, Inc.*                                  400                   1,850
General
     Communication, Inc.*                        1,300                   9,100
Golden Telecom, Inc.*                              300                   1,538
IDT Corp*                                          500                  10,188
Illuminet Holdings, Inc.                           400                   9,175
Intermedia
     Communications Inc*                           900                   6,468
International
     FiberCom, Inc.*                               500                   2,468
ITC DeltaCom, Inc.*                              1,000                   5,390
Mpower Communications
     Corp*                                         800                   4,100
North Pittsburgh
     Systems, Inc.                                 700                   7,700
Rhythms
     NetConnections Inc*                         1,500                   1,688
TALK.Com, Inc.*                                  1,500                   2,155
Teligent, Inc.*                                    600                   1,162
Terremark Worldwide, Inc.                        2,900                   2,175
Viatel, Inc.*                                    1,000                   3,718
                                                                  ------------
                                                                        94,513
                                                                  ------------
STEEL -- 0.7%
------------------------------------------------------------------------------
AK Steel Holding Corp.                           1,500                  13,125
Bethlehem Steel Corp                             2,900                   5,075
Carpenter Technology
     Corp                                          300                  10,500
Cleveland-Cliffs Inc                               400                   8,625
Lone Star
     Technologies, Inc.*                           400                  15,400
Quanex Corp                                        500                  10,062
Reliance Steel &
     Aluminum Co                                   308                   7,622
Steel Dynamics, Inc.*                              900                   9,900
Worthington
     Industries, Inc.                            1,200                   9,674
                                                                  ------------
                                                                        89,983
                                                                  ------------
TELECOMMUNICATIONS EQUIPMENT -- 0.9%
------------------------------------------------------------------------------
Adaptive Broadband Corp                            700                   4,288
Allen Telecom Inc.                                 600                  10,763
Brooktrout Inc*                                    300                   2,840
Carrier Access Corp*                               200                   1,800
C-COR.net Corp*                                    600                   5,830
Celeritek, Inc.*                                   200                   7,625
DDi Corp*                                          198                   5,395
Glenayre Technologies, Inc.                      1,200                   4,237
InterDigital
     Communications Corp*                          900                   4,865
InterVoice-Brite, Inc.*                            700                   5,075
Metricom, Inc.*                                    400                   4,025
Natural Microsystems Corp*                         500                   4,937

CITI SMALL CAP INDEX FUND
PORTFOLIO OF INVESTMENTS                                      December 31, 2000


ISSUER                                           SHARES              VALUE
------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT -- CONT'D
------------------------------------------------------------------------------
Netro Corp*                                        500                $  3,469
Osicom Technologies, Inc.*                         200                   3,210
P-Com, Inc.*                                     1,600                   4,900
Plantronics, Inc.*                                 800                  37,600
Tollgrade
     Communications, Inc.*                         200                   7,300
ViaSat, Inc.*                                      400                   5,250
Westell Technologies, Inc.*                        500                   1,530
World Access, Inc.*                              1,400                   3,368
                                                                  ------------
                                                                       128,307
                                                                  ------------
TEXTILES -- 0.2%
------------------------------------------------------------------------------
Springs Industries, Inc.                           202                   6,552
Unifi, Inc.*                                     1,100                   9,830
Wellman, Inc.                                      800                  11,300
                                                                  ------------
                                                                        27,682
                                                                  ------------
TOBACCO -- 0.2%
------------------------------------------------------------------------------
Universal Corp                                     600                  21,000
                                                                  ------------
TOOLS & HARDWARE -- 0.4%
------------------------------------------------------------------------------
Briggs & Stratton Corp                             400                  17,750
Metromedia International
     Group, Inc.*                                2,300                   5,980
Snap-On Inc                                        900                  25,088
The Toro Co                                        177                   6,492
                                                                  ------------
                                                                        55,310
                                                                  ------------
TRUCKING -- 0.8%
------------------------------------------------------------------------------
American Freightways Corp                           10                     278
Arnold Industries, Inc.                            600                  10,800
CNF Inc                                            800                  27,050
Forward Air Corp*                                  300                  11,193
Landstar System, Inc.*                             136                   7,540
Swift Transportation Inc*                          800                  15,850
USFreightways Corp                                 500                  15,038
Werner Enterprises, Inc.                           434                   7,377
Yellow Corp*                                       700                  14,251
                                                                  ------------
                                                                       109,377
                                                                  ------------
TRUCKS/CONSTRUCTION/FARM
MACHINERY -- 0.8%
------------------------------------------------------------------------------
AGCO Corp                                        1,200                  14,550
Cummins Engine Co                                  700                  26,556
JLG Industries, Inc.                               900                   9,563
Oshkosh Truck Corp                                 300                  13,200
Stewart & Stevenson
     Services, Inc.                                700                  15,892
Terex Corp                                         600                   9,712
The Manitowoc
     Company, Inc.                                 500                  14,500
Wabash National Corp                               900                   7,762
                                                                  ------------
                                                                       111,735
                                                                  ------------
WATER UTILITIES -- 0.2%
------------------------------------------------------------------------------
American States Water Co                           153                   5,642
California Water Service Group                     400                  10,800
Philadelphia Suburban Corp                         625                  15,312
                                                                  ------------
                                                                        31,754
                                                                  ------------
WHOLESALE DISTRIBUTORS -- 0.4%
------------------------------------------------------------------------------
Applied Industrial
     Technologies, Inc.                            312                   6,415
Fisher Scientific
     International Inc                             618                  22,789
Hughes Supply, Inc.                                500                   8,970
SCP Pool Corp*                                     300                   9,018
United Stationers Inc                              500                  12,000
                                                                  ------------
                                                                        59,192
                                                                  ------------
WIRELESS TELECOMMUNICATIONS -- 0.5%
------------------------------------------------------------------------------
AirGate PCS, Inc.                                  200                   7,100
Leap Wireless
     International, Inc.*                          400                  10,000
Metrocall, Inc.*                                 1,500                     703
Motient Corp*                                      800                   3,200
Price Communications
     Corp*                                       1,000                  16,813
Rural Celluar Corp*                                200                   5,925
SBA Communcations
     Corp*                                         400                  16,425
WebLink Wireless, Inc.*                          1,100                   3,780
                                                                  ------------
                                                                        63,946
                                                                  ------------
TOTAL COMMON STOCKS
   (Identified Cost $14,870,850)                                    13,568,144
                                                                  ------------
SHORT-TERM OBLIGATION AT
AMORTIZED COST -- 0.5%
------------------------------------------------------------------------------
Federated Prime Cash
     Obligation
     6.50% due 1/02/01                                                  69,789
                                                                  ------------
TOTAL INVESTMENTS
   (Identified Cost
     $14,940,639)                                  100.1%           13,637,933
OTHER ASSETS,
      LESS LIABILITIES                             (0.1)               (11,431)
                                                  ------          -------------
NET ASSETS                                        100.0%           $13,626,502
                                                  ======          ==============


*Non-income producing security

See notes to financial statements

CITI SMALL CAP INDEX FUND
STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2000
================================================================================
ASSETS:
Investments, at value (Note 1A) (Identified Cost, $14,940,639)     $13,637,933
Cash                                                                    45,088
Receivable for investments sold                                         19,120
Dividends receivable                                                    16,849
Receivable for fund shares sold                                          2,035
Interest receivable                                                        300
Receivable from the Manager                                             96,033
------------------------------------------------------------------------------
   Total assets                                                     13,817,358
------------------------------------------------------------------------------
LIABILITIES:
Payable for shares of beneficial interest repurchased                   97,329
Payable for investments purchased                                       23,931
Accrued expenses and other liabilities                                  69,596
------------------------------------------------------------------------------
    Total liabilities                                                  190,856
------------------------------------------------------------------------------
NET ASSETS                                                         $13,626,502
==============================================================================
NET ASSETS CONSIST OF:
Paid-in capital                                                    $14,938,489
Unrealized depreciation                                             (1,302,706)
Accumulated net realized loss on investments                           (36,660)
Undistributed net investment income                                     27,379
------------------------------------------------------------------------------
    Total                                                          $13,626,502
==============================================================================
COMPUTATION OF SMITH BARNEY SHARES:
Net Asset Value, offering price and redemption
  price per share ($294,110/32,105 shares outstanding)                   $9.16
==============================================================================
COMPUTATION OF CITI SHARES:
Net Asset Value, offering price and redemption price per share
($13,332,392/1,461,604 shares outstanding)                               $9.12
==============================================================================

See notes to financial statements

CITI SMALL CAP INDEX FUND
STATEMENT OF OPERATIONS


FOR THE PERIOD SEPTEMBER 5, 2000 (COMMENCEMENT OF OPERATIONS)
TO DECEMBER 31, 2000
================================================================================

INVESTMENT INCOME  (Note 1B):
Dividend income (net of foreign withholding tax of $58)   $   73,379
Interest income                                               11,032
---------------------------------------------------------------------------------------
                                                                              $ 84,411
---------------------------------------------------------------------------------------
EXPENSES:
Management fees (Note 2)                                      13,302
Distribution fee Smith Barney Shares (Note 3)                    114
Custody and fund accounting fees                              47,561
Legal fees                                                    23,280
Audit fees                                                    16,000
Shareholder reports                                           12,740
Transfer agent fees                                            7,584
Registration                                                   3,958
Trustees fees                                                  1,300
Other                                                          5,993
---------------------------------------------------------------------------------------
    Total expenses                                           131,832
Less: expenses assumed by the Manager (Note 7)               (96,033)
Less: aggregate amount waived by the Manager (Note 2)        (11,085)
---------------------------------------------------------------------------------------
Net expenses                                                                    24,714
---------------------------------------------------------------------------------------
Net investment income                                                           59,697
---------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss from investment transactions               (36,660)
Unrealized depreciation                                   (1,302,706)
---------------------------------------------------------------------------------------
Net realized and unrealized loss on investments                             (1,339,366)
---------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                       $(1,279,669)
=======================================================================================

See notes to financial statements

CITI SMALL CAP INDEX FUND
STATEMENT OF CHANGES IN NET ASSETS
                                                              FOR THE PERIOD
                                                             SEPTEMBER 5, 2000
                                                               (COMMENCEMENT
                                                             OF OPERATIONS) TO
                                                             DECEMBER 31, 2000
================================================================================
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income                                           $   59,697
Net realized loss                                                  (36,660)
Unrealized depreciation                                         (1,302,706)
--------------------------------------------------------------------------------
Net decrease in net assets
  resulting from operations                                     (1,279,669)
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income (Smith Barney shares)                           (838)
Net investment income (Citi shares)                                (31,480)
-------------------------------------------------------------------------------
Decrease in net assets from
    distribution to shareholders                                   (32,318)
-------------------------------------------------------------------------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST (Note 6):
SMITH BARNEY SHARES*
Net proceeds from sale of shares                                   388,543
Net asset value of shares issued to
  shareholders from reinvestment
  of distributions                                                     397
Cost of shares repurchased                                         (97,329)
-------------------------------------------------------------------------------
    Total Smith Barney Shares                                      291,611
--------------------------------------------------------------------------------
CITI SHARES**
Net proceeds from sale of shares                                15,000,444
Net asset value of shares issued to
  shareholders from reinvestment
  of dividends                                                      31,479
Cost of shares repurchased                                        (385,045)
-------------------------------------------------------------------------------
    Total Citi Shares                                           14,646,878
--------------------------------------------------------------------------------
Net increase in net assets
  from transactions in shares of
  beneficial interest                                           14,938,489
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS                                      13,626,502
-------------------------------------------------------------------------------
NET ASSETS:
Beginning of period                                                     --
--------------------------------------------------------------------------------
End of period (undistributed
  net investment income of $27,379)                            $13,626,502
================================================================================

 * September 11, 2000 (Commencement of Operations) to December 31, 2000. ** September 5, 2000 (Commencement of Operations) to December 31, 2000.

See notes to financial statements

CITI SMALL CAP INDEX FUND
FINANCIAL HIGHLIGHTS


                                                             SMITH BARNEY SHARES
                                                             -------------------
                                                                FOR THE PERIOD
                                                              SEPTEMBER 11, 2000
                                                                (COMMENCEMENT
                                                               OF OPERATIONS) TO
                                                               DECEMBER 31, 2000
--------------------------------------------------------------------------------
Net Asset Value, beginning
  of period                                                         $  9.94
--------------------------------------------------------------------------------
Income From Operations:
Net investment income                                                 0.015
Net realized and unrealized loss                                     (0.775)
--------------------------------------------------------------------------------
    Total from operations                                            (0.760)
--------------------------------------------------------------------------------
Less Distributions From:
Net investment income                                                (0.020)
Net realized gain                                                       --
--------------------------------------------------------------------------------
    Total Distributions                                              (0.020)
--------------------------------------------------------------------------------
Net Asset Value, end of period                                      $  9.16
================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000's omitted)                                                   $   294
Ratio of expenses to average net assets                                0.75%*
Ratio of net investment income to average net assets                   1.16%*
Portfolio turnover                                                        9%
Total return                                                          (7.63)%**

Note: If Agents of the Fund had not voluntarily agreed to waive all of their fees for the period, and the Manager had not voluntarily assumed expenses, the net investment income per share and the ratios would have been as follows:

Net investment loss per share                                       $(0.032)
RATIOS:
Expenses to average net assets                                         3.31%*
Net investment loss to average net assets                             (1.40)%*
================================================================================
    * Annualized
   ** Not Annualized

See notes to financial statements

CITI SMALL CAP INDEX FUND
NOTES TO FINANCIAL STATEMENTS


1. SIGNIFICANT ACCOUNTING POLICIES Citi Small Cap Index Fund (the "Fund") is a separate non-diversified series of CitiFunds Trust I (the "Trust"), a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Fund offers two classes of shares:the Smith Barney Shares, which commenced operations on September 11, 2000, and the Citi Shares, which commenced operations on September 5, 2000. The investment manager of the Fund is SSB Citi Fund Management LLC ("SSBC").

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     The significant accounting policies consistently followed by the Fund are in conformity with generally accepted accounting principles and are as follows:


     A. INVESTMENT SECURITY VALUATIONS Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sales prices. Unlisted securities or listed securities for which last sale prices are not available are valued at last quoted bid prices. Debt securities (other than short-term obligations maturing in sixty days or less), are valued on the basis of valuations furnished by pricing services approved by the Board of Trustees which take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, and other market data, without exclusive reliance on quoted prices or exchange or over-the-counter prices. Short-term obligations, maturity in sixty days or less, are valued at amortized cost, which constitues fair value as determined by the Trustees. Securities, if any, for which there are no such valuations or quotations are valued at fair value as determined in good faith by or under guidelines established by the Trustees.

     B. INCOME Interest income consists of interest accrued and discount earned, adjusted for amortization of premium or discount on long-term debt securities when required for U.S. federal income tax purposes. Dividend income is recorded on the ex-dividend date.

     C. FEDERAL TAXES The Fund's policy is to comply with the provisions of the Internal Revenue Code available to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investment transactions. Accordingly, no provision for federal income or excise tax is necessary. At December 31, 2000, the Fund, for federal income tax purposes, had a capital loss carryover of $17,590, which will expire on December 31, 2008. Such capital loss carryover will reduce the Fund's taxable income arising from future net realized gain on investment transactions, if any, to the extent permitted by the Internal Revenue code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax.

CITI SMALL CAP INDEX FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

     D. DISTRIBUTIONS The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains.

     E. EXPENSES The Fund bears all costs of its operations other than expenses specifically assumed by SSBC. Expenses incurred by the Trust with respect to any two or more funds or series are allocated in proportion to the average net assets of each fund, except when allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund.

     F. OTHER Investment transactions are accounted for on the date the investments are purchased or sold. Realized gains and losses are determined on the identified cost basis. Distributions to shareholders and shares issuable to shareholders electing to receive distributions in shares are recorded on the ex-dividend date.

2. MANAGEMENT FEES SSBC is a subsidiary of Citigroup Inc. ("Citigroup") and acts as investment manager to the Fund. The management fee is computed at an annual rate of 0.30% of the Fund's average daily net assets. SSBC has delegated the daily management of the Fund to State Street Bank and Trust Company, which will act as a subadviser through its State Street Global Advisors division. The management fees paid to SSBCamounted to $13,302, of which $11,085 was waived for the period ended December 31, 2000. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Manager, all of whom receive remuneration for their services to the Trust from the Manager or its affiliates.

3. DISTRIBUTION FEES Salomon Smith Barney Inc. acts as the Fund distributor. Salomon Smith Barney Inc. ("SSB"), is a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), as well as certain other broker-dealers, continues to sell Fund shares to the public as a member of the selling group.

     Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Fund's transfer agent and Boston Financial Data Services ("BFDS") acts as the Fund's sub-transfer agent. CFTC receives fees and asset-based fees that vary according to the account size and type of account. BFDS is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. For the period ended December 31, 2000, the Fund paid transfer agent fees of $7,584 to CFTC.

     Pursuant to a Distribution Plan, the Fund pays a service fee with respect to Smith Barney Shares calculated at an annual rate of 0.20% of the average daily net assets. The Service fee amounted to $114 for the period ended December 31, 2000.

CITI SMALL CAP INDEX FUND
NOTES TO FINANCIAL STATEMENTS


4. PURCHASE AND SALES OF INVESTMENTS  Purchases and sales of investments,  other
than   short-term   obligations,    aggregated   $16,211,368   and   $1,291,188,
respectively, for the year ended December 31, 2000.

5. FEDERAL INCOME TAX BASIS OF INVESTMENTS The cost and unrealized appreciation (depreciation) in value of the investment securities owned at December 31, 2000, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                     $14,941,446
================================================================================
Gross unrealized appreciation                                      $ 1,632,594
Gross unrealized depreciation                                       (2,925,982)
--------------------------------------------------------------------------------
Net unrealized depreciation                                        $(1,293,388)
================================================================================

6. SHARES OF BENEFICIAL INTEREST The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional Shares of Beneficial Interest (without par value). Transactions in shares of beneficial interest were as follows:

                                                          FOR THE PERIOD
                                                          SEPTEMBER 5, 2000
                                                           (COMMENCEMENT
                                                          OF OPERATIONS) TO
                                                          DECEMBER 31, 2000
================================================================================
SMITH BARNEY SHARES*
Shares sold                                                    42,445
Shares issued to shareholders from
  reinvestment of distributions                                    47
Shares repurchased                                            (10,387)
--------------------------------------------------------------------------------
  Net increase                                                 32,105
================================================================================
CITI SHARES**
Shares sold                                                 1,500,049
Shares issued to shareholders from
  reinvestment of dividends                                     3,761
Shares repurchased                                            (42,206)
--------------------------------------------------------------------------------
  Net increase                                              1,461,604
================================================================================
 *    September 11, 2000 (Commencement of Operations) to December 31, 2000.
**   September 5, 2000 (Commencement of Operations) to December 31, 2000.

7. ASSUMPTION OF EXPENSES SSBC has voluntarily agreed to pay a portion of the expenses of the Fund for the year ended December 31, 2000, which amounted to $96,033.

CITI SMALL CAP INDEX FUND
INDEPENDENT AUDITORS' REPORT

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
OF THE CITI SMALL CAP INDEX FUND

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Citi Small Cap Index Fund of CitiFunds Trust I as of December 31, 2000, the related statement of operations, changes in net assets and financial highlights for the period September 5, 2000 (Commencement of Operations) through December 31, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Citi Small Cap Index Fund as of December 31, 2000, the results of its operations, the changes in its net assets and financial highlights for the period September 5, 2000 through December 31, 2000, in conformity with accounting principles generally accepted in the United States of America.


                                  /s/ KPMG LLP


New York, New York
February 9, 2001

                       THIS PAGE INTENTIONALLY LEFT BLANK.

TRUSTEES AND OFFICERS
Elliot J. Berv
Donald M. Carlton
A. Benton Cocanougher
Mark T. Finn
Riley C. Gilley
Stephen Randolph Gross
Diana R. Harrington
Susan B. Kerley
Heath B. McLendon*, PRESIDENT
Alan G. Merten
C. Oscar Morong, Jr., CHAIRMAN
R. Richardson Pettit
Walter E. Robb, III
E. Kirby Warren

SECRETARY
Robert I. Frenkel*

TREASURER
Lewis E. Daidone*

* AFFILIATED PERSON OF INVESTMENT MANAGER

INVESTMENT MANAGER
SSB Citi Fund Management LLC

DISTRIBUTOR
Salomon Smith Barney Inc.

TRANSFER AGENT
Citi Fiduciary Trust Company
125 Broad Street, New York, NY 10004

SUB-TRANSFER AGENT AND CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

AUDITORS
KPMG LLP

This report is prepared for the information of shareholders of Citi Small Cap Index Fund. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus of Citi Small Cap Index Fund.


(C)2001 Citicorp   [RECYCLED LOGO] Printed on recycled paper       FD02216 2/01

ANNUAL REPORT

DECEMBER 31, 2000

     SMITH BARNEY U.S.
      1000 INDEX SHARES
        A CLASS OF SHARES OF CITI U.S. 1000 INDEX FUND


                                                                 [CifiFund Logo]
                                                                 ---------------
                                                                    INDEX SERIES



--------------------------------------------------------------------------------
   INVESTMENT PRODUCTS: NOT FDIC INSURED o NO BANK GUARANTEE o MAY LOSE VALUE
--------------------------------------------------------------------------------

TABLE OF CONTENTS

Letter to Our Shareholders                                                     1
--------------------------------------------------------------------------------
Portfolio Environment and Outlook                                              2
--------------------------------------------------------------------------------
Fund Facts                                                                     4
--------------------------------------------------------------------------------
Fund Performance                                                               5
--------------------------------------------------------------------------------
Portfolio Highlights                                                           6
--------------------------------------------------------------------------------
Portfolio of Investments                                                       7
--------------------------------------------------------------------------------
Statement of Assets and Liabilities                                           20
--------------------------------------------------------------------------------
Statement of Operations                                                       21
--------------------------------------------------------------------------------
Statement of Changes in Net Assets                                            22
--------------------------------------------------------------------------------
Financial Highlights                                                          23
--------------------------------------------------------------------------------
Notes to Financial Statements                                                 24
--------------------------------------------------------------------------------
Independent Auditors' Report                                                  27
--------------------------------------------------------------------------------

LETTER TO OUR SHAREHOLDERS

[Photo Omitted]

Dear Shareholder:


     We are pleased to present the annual report for the Citi(SM) U.S. 1000 Index Fund (the "Fund") for the period ended December 31, 2000. In this report, we summarize the economic and market conditions that prevailed during 2000. A detailed summary of the Fund's performance and holdings as of December 31, 2000 can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

     The Fund seeks to provide investment results that, before fees and expenses, correspond to the performance of the Russell 1000(R) Index. The Russell 1000 Index measures the performance of the 1,000 largest U.S. public companies based on total market capitalization.

     Thank you for your investment in the Smith Barney U.S. 1000 Index Shares, a class of shares of the Citi U.S. 1000 Index Fund.

Sincerely,



/s/ Heath B. McLendon
---------------------
Heath B. McLendon
President
January 5, 2001

Citi is a service mark of Citicorp.

PORTFOLIO ENVIRONMENT AND OUTLOOK

     For the period from inception on September 11, 2000 through December 31, 2000, Smith Barney Shares produced a total return of negative 11.40%. In comparison, the Russell 1000 Index ("the Index") returned negative 11.60% over the same period. While the Fund outperformed the Index during this period, we want to point out that this is unusual. Over the long term, the Fund aims to achieve returns that replicate those of the Index. However, since the Fund has fees and expenses which the Index does not, the Fund's performance may slightly lag that of the Index. Investors in index funds such as this Fund should remember that the performance of the Fund is intended to correspond to the performance of its Index in good and bad markets over the short and long term.

     TO A LARGE DEGREE, THE PERFORMANCE OF THE RUSSELL 1000 INDEX OVER THE PAST YEAR REFLECTED BROADER TRENDS IN THE U.S. ECONOMY. When the U.S. economy was growing robustly during the first half of 2000, the stock market also generally grew. The market leaders early in this period were the growth(1) stocks that many investors expected would benefit much from a strong economy. However, the Federal Reserve Board (the "Fed") moved toward a more restrictive monetary policy during the first six months of 2000, raising short-term interest rates three times for a total increase of 1%, in an effort to constrain economic growth and forestall long-dormant inflationary pressures.

     THE FED'S MONETARY POLICIES APPARENTLY WERE EFFECTIVE, BECAUSE THE SECOND HALF OF 2000 SAW AN ECONOMIC SLOWDOWN IN THE U.S. With these slowing economic conditions, many investors sold growth stocks amid growing concerns that a slower U.S. economy might adversely affect corporate earnings. Investor sentiment shifted instead to long-neglected value(2) stocks that some believed were selling at more reasonable prices relative to their earnings.

     THESE SHIFTS IN ECONOMIC  GROWTH,  MONETARY  POLICY AND INVESTOR  SENTIMENT
MADE 2000 A HIGHLY VOLATILE YEAR FOR THE U.S. STOCK MARKET, INCLUDING THE LARGE-CAPITALIZATION AND MID-CAPITALIZATION STOCKS THAT COMPRISE THE INDEX. In fact, performance was widely divergent between the top 500 stocks (large capitalization stocks) and bottom 500 stocks (mid capitalization stocks) in the Index, with mid-cap stocks providing better overall returns. Some suspect that many investors, in their search for share price appreciation, turned away from the largest, best-known and most highly-valued companies and toward smaller, lesser-known companies.

     PERHAPS ONE OF THE MOST NOTABLE STOCK MARKET TRENDS OF 2000 WAS THE SHARP DECLINE IN STOCK PRICES AMONG TECHNOLOGY AND TELECOMMUNICATIONS COMPANIES THAT WERE PREVIOUSLY STOCK MARKET LEADERS. After five years of producing annualized gains of more than 20%, the technology-laden Nasdaq Composite Index (which shares some components with the Russell 1000 Index) fell nearly 50% between its March 2000 high and its December 2000 low. Many analysts attribute the technol-


(1) Growth stocks are shares of companies with the potential for faster-than-average growth within their industries.

(2) Value stocks are shares of companies that are considered to be inexpensive relative to their asset values or earning power.

ogy industry group's weakness to unrestrained investor enthusiasm for companies that they believed would prosper in the "New Economy."(3)

     During 1999, many investors bid up the prices of such stocks to extremely high valuations and some investment professionals thought this was a speculative bubble just waiting to burst. Among the beneficiaries of this early investor enthusiasm for technology were many Internet-related companies that had yet to earn profits, but were the subject of popular speculation that they might one day become industry leaders.

     THE ENTHUSIASM FOR TECHNOLOGY STOCKS CONTINUED INTO THE FIRST QUARTER OF 2000, WHILE OTHER AREAS OF THE STOCK MARKET LANGUISHED. For example, some value-oriented industry groups, such as healthcare, energy and consumer stocks, generally declined in January, February and the first half of March 2000 because of a general lack of investor interest.

     By the end of the first quarter, rising short-term interest rates had put pressure on corporate profitability. This led to a series of earnings disappointments by companies in a range of industries that continued throughout the year. This new environment of slower growth hit the technology sector particularly hard. Investors who had given little scrutiny to such "old school" fundamentals as price to earnings ratios suddenly became concerned that technology stock valuations had risen too far, too fast. Investors were quick to sell what they deemed to be overvalued technology stocks, which fell sharply in April 2000.

     When it later appeared that the U.S. economy was slowing and inflation was likely to remain subdued, some investors shifted assets to stocks that tend to do well in a slower growth economy, including financial services companies and healthcare providers. In addition, investors favored energy stocks because of the positive effects on corporate earnings from rising crude oil prices.

     DESPITE A SUMMER RALLY,  TECHNOLOGY  STOCKS AGAIN  DECLINED IN NOVEMBER AND
DECEMBER  2000,   TRIGGERING  A  "FLIGHT  TO  QUALITY"  THAT  BENEFITED   MAINLY
HIGH-QUALITY BONDS AND RELATIVELY DEFENSIVE, VALUE-ORIENTED STOCKS. Indeed, by the end of December 2000, some beaten-down technology stocks had reached valuations that made them attractive to some value-oriented investors. On the other hand, such as traditional value-oriented sectors continued to attract more capital, benefiting consumer and healthcare stocks. Financial shares ended the year on a particularly strong note when the Fed hinted that it might cut rates in 2001.




(3) The New Economy represents those companies in the technology, telecommunications, and Internet sectors.

FUND FACTS

FUND OBJECTIVE
The Fund's goal is to provide investment results that, before fees and expenses, correspond to the performance of the Russell 1000 Index.

INVESTMENT MANAGER                   DIVIDENDS
SSB Citi Fund Management LLC         Paid semi-annually, if any

SUBADVISER                           CAPITAL GAINS
State Street Bank                    Distributed annually, if any
and Trust Company
through its State Street
Global Advisor division

NET ASSETS AS OF 12/31/00            INDEX
Smith Barney Shares                  o  Russell 1000 Index
$230,837

FUND PERFORMANCE
TOTAL RETURNS


                                                              SINCE
ALL PERIODS ENDED DECEMBER 31, 2000                        (INCEPTION)*
-------------------------------------------------------------------------------
Smith Barney Shares                                          (11.40)%
Russell 1000 Index                                           (11.60)%

* Not Annualized

GROWTH OF $10,000 INVESTED IN THE SMITH BARNEY SHARES VS. RUSSELL 1000 INDEX SEPTEMBER 11, 2000 (COMMENCEMENT OF OPERATIONS) - DECEMBER 31, 2000.

[Data below represents line chart in the printed piece]

               Smith Barney   Russell 1000
                  Shares         Index
               ------------   ------------
09/11/00          10000          10000
09/30/00          9738           9732
10/31/00          9617           9614
11/30/00          8799           9735
12/31/00          8860           8840


A $10,000 investment in the Smith Barney Share class of the Fund made on inception date would have been $8,860 (as of 12/31/00). The graph shows how the performance compares to the Index, its benchmark, over the same period.

The graph assumes all dividends and distributions are reinvested at Net Asset Value. Note: All Fund performance numbers represent past performance and are no guarantee of future results. The Fund's share price and investment return will fluctuate, so that the value of an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns include change in share price and reinvestment of dividends and distributions, if any. Total return figures are provided in accordance with SEC guidelines for comparative purposes for prospective investors and reflect certain voluntary fee waivers which may be terminated at any time. If the waivers were not in place, the Fund's returns would have been lower. Investors may not invest directly in an index.

The Russell 1000(R) Index is a trademark/service mark of the Frank Russell Company. Russell(TM) is a trademark of the Frank Russell Company. The Fund is not sponsored, endorsed, sold or promoted by the sponsor of the Index, and the sponsor of the Index is not in any way affiliated with the Fund. The sponsor of the Index makes no representation or warranty, implied or express, regarding the advisability of investing in the Fund.

PORTFOLIO HIGHLIGHTS
================================================================================

TOP TEN EQUITY HOLDINGS AS OF DECEMBER 31, 2000
COMPANY, INDUSTRY                                                % OF NET ASSETS
--------------------------------------------------------------------------------
General Electric Co., Industrial Conglomerates                        3.97%
--------------------------------------------------------------------------------
Exxon Mobil Corp., Integrated Oil                                     2.52%
--------------------------------------------------------------------------------
Pfizer Inc., Pharmaceuticals: Major                                   2.43%
--------------------------------------------------------------------------------
Cisco Systems Inc., Computer Communications                           2.29%
--------------------------------------------------------------------------------
Citigroup Inc., Financial Conglomerates                               2.14%
--------------------------------------------------------------------------------
Merck & Co. Inc., Pharmaceuticals: Major                              1.80%
--------------------------------------------------------------------------------
Intel Corp., Semiconductors                                           1.68%
--------------------------------------------------------------------------------
American International Group Inc., Multi-Line Insurance               1.65%
--------------------------------------------------------------------------------
Microsoft Corp., Packaged Software                                    1.44%
--------------------------------------------------------------------------------
SBC Communications Inc., Major Telecommunications                     1.35%
--------------------------------------------------------------------------------

CITI U.S. 1000 INDEX FUND

PORTFOLIO OF INVESTMENTS                                     December 31, 2000


ISSUER                                           SHARES                VALUE
------------------------------------------------------------------------------
COMMON STOCK -- 99.6%
------------------------------------------------------------------------------
ADVERTISING/MARKETING SERVICES -- 0.4%
------------------------------------------------------------------------------
Catalina Marketing Corp*                            49               $   1,908
DoubleClick Inc*                                   100                   1,100
Dun & Bradstreet Corp*                              88                   2,277
Getty Images Inc*                                   40                   1,280
Interpublic Group of
     Companies Inc                                 335                  14,258
Lamar Advertising Co*                               52                   2,007
Omnicom Group Inc                                  200                  16,575
TMP Worldwide Inc*                                  66                   3,630
True North
     Communications Inc                             51                   2,167
Valassis Communications Inc                        100                   3,156
                                                                     ---------
                                                                        48,358
                                                                     ---------
AEROSPACE & DEFENSE -- 1.2%
------------------------------------------------------------------------------
Boeing Co                                          966                  63,756
General Dynamics Corp                              168                  13,104
General Motors Corp                                583                  29,697
Goodrich (B.F.) Co                                 100                   3,637
L 3 Communications
     Holding Corp                                   34                   2,618
Litton Industries Inc                               36                   2,833
Lockheed Martin Corp                               400                  13,580
Northrop Grumman Corp                               73                   6,059
Raytheon Co-Class B                                400                  12,425
Textron Inc                                        130                   6,045
Titan Corp*                                        100                   1,625
                                                                     ---------
                                                                       155,379
                                                                     ---------
AGRICULTURAL COMMODITIES/MILLING -- 0.1%
------------------------------------------------------------------------------
Archer-Daniels-Midland Co                          700                  10,500
                                                                     ---------
AIR FREIGHT/COURIERS -- 0.2%
------------------------------------------------------------------------------
C.H. Robinson
     Worldwide Inc                                  92                   2,892
Expeditores International
     Washington Inc                                 49                   2,631
FedEx Corp*                                        300                  11,988
United Parcel Service Inc                          100                   5,881
                                                                     ---------
                                                                        23,392
                                                                     ---------
AIRLINES -- 0.3%
------------------------------------------------------------------------------
AMR Corp                                           200                   7,838
Continental  Airlines Inc*                          38                   1,962
Delta Air Lines Inc                                134                   6,725
Southwest Airlines Co                              546                  18,307
UAL Corp                                           100                   3,894
US Airways Group Inc                               100                   4,056
                                                                     ---------
                                                                        42,782
                                                                     ---------
ALTERNATIVE POWER GENERATION -- 0.2%
------------------------------------------------------------------------------
AES Corp                                           338                  18,717
Calpine Corp*                                      285                  12,843
                                                                     ---------
                                                                        31,560
                                                                     ---------
ALUMINUM -- 0.2%
------------------------------------------------------------------------------
Alcoa Inc                                          941                  31,524
                                                                     ---------
APPAREL/FOOTWEAR -- 0.2%
------------------------------------------------------------------------------
Cintas Corp                                        129                   6,861
Jones Apparel Group Inc*                           100                   3,219
Liz Claiborne Inc                                   53                   2,206
NIKE Inc                                           100                   5,581
VF Corp                                            100                   3,624
                                                                     ---------
                                                                        21,491
                                                                     ---------
APPAREL/FOOTWEAR RETAIL -- 0.3%
------------------------------------------------------------------------------
Gap Inc                                            600                  15,300
Intimate Brands Inc                                100                   1,500
Limited Inc                                        300                   5,119
Nordstrom Inc                                      100                   1,819
Ross Stores Inc                                    100                   1,687
TJX Copanies Inc                                   300                   8,325
                                                                     ---------
                                                                        33,750
                                                                     ---------
AUTO PARTS: OEM -- 0.2%
------------------------------------------------------------------------------
Autoliv Inc                                        100                   1,594
Dana Corp                                          200                   3,062
Delphi Automotive System                           600                   6,750
Eaton Corp                                          72                   5,413
Gentex Corp*                                       100                   1,862
Johnson Controls Inc                               100                   5,200
TRW Inc                                            100                   3,875
Visteon Corp                                       100                   1,150
                                                                     ---------
                                                                        28,906
                                                                     ---------
AUTOMOTIVE AFTERMARKET -- 0.1%
------------------------------------------------------------------------------
Goodyear Tire &
     Rubber Co                                     200                   4,598
SPX Corp                                            34                   3,678
                                                                     ---------
                                                                         8,276
                                                                     ---------
BEVERAGES: ALCOHOLIC -- 0.4%
------------------------------------------------------------------------------
Anheuser-Busch Cos Inc                             981                  44,636
Brown-Forman Corp -- Cl B                           48                   3,192
                                                                     ---------
                                                                        47,828
                                                                     ---------
BEVERAGES: NON-ALCOHOLIC -- 1.7%
------------------------------------------------------------------------------
Coca-Cola Co                                     2,179                 132,783
Coca-Cola Enterprises Inc                          300                   5,700
Pepsi Bottling Group Inc                           100                   3,994

CITI U.S 1000 INDEX FUND

PORTFOLIO OF INVESTMENTS (Continued)                         December 31, 2000


ISSUER                                           SHARES               VALUE
------------------------------------------------------------------------------
BEVERAGES: NON-ALCOHOLIC -- CONT'D
------------------------------------------------------------------------------
PepsiCo Inc                                      1,570               $  77,813
Whitman Corp*                                      100                   1,637
                                                                     ---------
                                                                       221,927
                                                                     ---------
BIOTECHNOLOGY -- 1.8%
------------------------------------------------------------------------------
Abgenix Inc*                                        68                   4,016
Affymetrix Inc*                                     42                   3,126
Alkermes Inc*                                      100                   3,138
Amgen Inc*                                       1,118                  71,482
Applera Corp-Applied
     Biosystems                                    228                  21,446
Biogen Inc*                                        151                   9,069
Celgene Corp*                                      100                   3,250
Cephalon Inc*                                       44                   2,786
Chiron Corp*                                       100                   4,450
COR Therapeutics Inc*                               50                   1,759
Genentech Inc*                                     235                  19,153
Genzyme Corp*                                      100                   8,994
Gilead Sciences Inc*                                48                   3,981
Human Genome
     Sciences Inc*                                 131                   9,080
ICOS Corporation*                                   45                   2,337
IDEC Pharmaceuticals Corp                           35                   6,635
ImClone Systems Inc*                               100                   4,400
Immunex Corp*                                      253                  10,278
Incyte Genomics Inc*                               100                   2,487
Medarex Inc*                                       100                   4,075
MedImmune Inc*                                     229                  10,920
Millennium Pharmaceuticals*                        200                  12,375
Protein Design Labs Inc*                            47                   4,083
Techne Corp*                                        45                   1,623
Vertex Pharmaceuticals Inc*                         60                   4,290
                                                                     ---------
                                                                       229,233
                                                                     ---------
BROADCASTING -- 0.4%
------------------------------------------------------------------------------
Chris-Craft Industries Inc*                         18                   1,197
Clear Channel
     Communications*                               523                  25,333
Hispanic Broadcasting Corp*                        100                   2,550
Infinity Broadcasting
     Corp--Cl A*                                   340                   9,499
Radio One Inc--Cl A*                               100                   1,069
Univision
     Communications Inc*                           200                   8,187
USA Networks Inc*                                  100                   1,944
Westwood One Inc                                   100                   1,931
                                                                     ---------
                                                                        51,710
                                                                     ---------
BUILDING PRODUCTS -- 0.1%
------------------------------------------------------------------------------
American Standard Co Inc*                          100                   4,931
Masco Corp                                         500                  12,844
                                                                     ---------
                                                                        17,775
                                                                     ---------
CABLE/SATELLITE TV -- 0.8%
------------------------------------------------------------------------------
Adelphia Communications
     Corp--Cl A*                                   100                   5,163
AT&T Corp-Liberty Media*                         2,805                  38,043
Cablevision Systems
     Corp--Cl A*                                   100                   8,494
Charter Communications
     Inc--Cl A*                                    100                   2,269
Comcast Corp*                                      973                  40,623
Cox Communications Inc-
     Cl A*                                         147                   6,845
Echostar Communications
     Corp*                                         100                   2,275
UnitedGlobalCom Inc--Cl A*                         100                   1,362
                                                                     ---------
                                                                       105,074
                                                                     ---------
CASINOS/GAMING -- 0.1%
------------------------------------------------------------------------------
Harrah's Entertainment Inc*                        100                   2,638
Mandalay Resort Group*                             100                   2,194
MGM Mirage Inc                                     100                   2,819
Park Place Entertainment
     Corp*                                         300                   3,581
                                                                     ---------
                                                                        11,232
                                                                     ---------
CATALOG/SPECIALTY DISTRIBUTION -- 0.0%
------------------------------------------------------------------------------
CDW Computer
     Centers Inc*                                   51                   1,422
                                                                     ---------
CHEMICALS: AGRICULTURAL -- 0.0%
------------------------------------------------------------------------------
IMC Global Inc                                     100                   1,556
                                                                     ---------
CHEMICALS: MAJOR DIVERSIFIED -- 0.7%
------------------------------------------------------------------------------
Dow Chemical Co                                    738                  27,029
Du Pont (E.I.) De
     Nemours & Co                                1,048                  50,632
Eastman Chemical Co                                100                   4,875
Hercules Inc                                       100                   1,906
Rohm and Haas Co                                   100                   3,631
Union Carbide Corp                                 131                   7,049
                                                                     ---------
                                                                        95,122
                                                                     ---------
CHEMICALS: SPECIALTY -- 0.2%
------------------------------------------------------------------------------
Air Products & Chemicals Inc                       249                  10,209
Cabot Corp                                         100                   2,638
Engelhard Corp                                     100                   2,037
FMC Corp                                            27                   1,936
Lyondell Chemical Co                               100                   1,531
Praxair Inc                                        200                   8,875
Sigma-Aldrich                                      100                   3,931
                                                                     ---------
                                                                        31,157
                                                                     ---------
COAL -- 0.0%
------------------------------------------------------------------------------
Massey Energy Company                              100                   1,275
                                                                     ---------
8

CITI U.S. 1000 INDEX FUND

PORTFOLIO OF INVESTMENTS (Continued)                         December 31, 2000


ISSUER                                           SHARES                VALUE
------------------------------------------------------------------------------
COMMERCIAL PRINTING/FORMS -- 0.1%
------------------------------------------------------------------------------
Deluxe Corp                                        100               $   2,527
Donnelley (R.R.) & Sons Co                         100                   2,700
                                                                     ---------
                                                                         5,227
                                                                     ---------
COMPUTER COMMUNICATIONS -- 2.9%
------------------------------------------------------------------------------
3Com Corp                                          400                   3,400
Adaptec Inc*                                       100                   1,025
Avaya Inc*                                         303                   3,125
Brocade Communications
     Systems Inc*                                  240                  22,035
Cabletron Systems Inc*                             200                   3,013
Cisco Systems Inc*                               7,790                 297,967
Emulex Corp*                                        74                   5,915
Extreme Networks Inc*                               49                   1,917
Finisar Corp*                                      100                   2,900
Foundry Networks Inc*                              100                   1,500
Juniper Networks Inc*                              224                  28,238
Redback Networks Inc*                              116                   4,756
                                                                     ---------
                                                                       375,791
                                                                     ---------
COMPUTER PERIPHERALS -- 1.6%
------------------------------------------------------------------------------
Eletronics For Imaging Inc*                        100                   1,394
EMC Corp                                         2,371                 157,672
Jack Henry & Associates Inc                         33                   2,050
Lexmark International Inc*                         141                   6,248
Network Appliance Inc*                             344                  22,081
QLogic Corp*                                       100                   7,700
Quantum Corp-DLT &
     Storage*                                      200                   2,662
Symbol Technologies Inc                            159                   5,724
                                                                     ---------
                                                                       205,531
                                                                     ---------
COMPUTER PROCESSING HARDWARE -- 3.2%
------------------------------------------------------------------------------
Apple Computer Inc                                 400                   5,950
Compaq Computer Corp                             1,800                  27,090
Dell Computer Corp*                              2,393                  41,728
Gateway Inc*                                       200                   3,598
Hewlett-Packard Co                               1,798                  56,749
International Business
     Machines Corp                               1,908                 162,180
NCR Corp *                                         100                   4,912
Palm Inc*                                          600                  16,987
Sun Microsystems Inc*                            3,500                  97,562
                                                                     ---------
                                                                       416,756
                                                                     ---------
CONSTRUCTION MATERIALS -- 0.1%
------------------------------------------------------------------------------
Martin Marietta Materials Inc                       48                   2,030
Vulcan Materials Co                                100                   4,787
                                                                     ---------
                                                                         6,817
                                                                     ---------
CONTAINERS/PACKAGING -- 0.1%
------------------------------------------------------------------------------
Bemis Co Inc                                       100                   3,356
Crown Cork & Seal Co Inc                           100                     744
Owens-Illinois Inc*                                200                   1,137
Sealed Air Corp*                                   100                   3,050
Smurfit-Stone
     Container Corp*                               100                   1,494
Sonoco Products Co                                 100                   2,162
Temple-Inland Inc                                   46                   2,467
                                                                     ---------
                                                                        14,410
                                                                     ---------
CONTRACT DRILLING -- 0.4%
------------------------------------------------------------------------------
Diamond Offshore Drilling Inc                      100                   4,000
ENSCO International Inc                            200                   6,813
Global Marine Inc                                  200                   5,675
Helmerich & Payne Inc                              100                   4,388
Marine Drilling Cos Inc*                           100                   2,675
Nabors Industries Inc*                             143                   8,458
Noble Drilling Corp*                               146                   6,342
Pride International Inc*                           100                   2,462
R&B Falcon Corp*                                   200                   4,588
Rowan Companies Inc                                100                   2,700
                                                                     ---------
                                                                        48,101
                                                                     ---------
DATA PROCESSING SERVICES -- 0.8%
------------------------------------------------------------------------------
Acxiom Corp*                                       100                   3,894
Affiliated Computer
     Services Inc*                                  39                   2,367
Automatic Data
     Processing Inc                                686                  43,432
Bisys Group Inc*                                    62                   3,232
Ceridian Corp                                      100                   1,994
CSG Systems
     International Inc*                             54                   2,535
DST Systems Inc*                                    75                   5,025
First Data Corp                                    441                  23,235
Fiserv Inc                                         135                   6,404
Paychex Inc                                        337                  16,387
                                                                     ---------
                                                                       108,505
                                                                     ---------
DEPARTMENT STORES -- 0.4%
------------------------------------------------------------------------------
Federated Dept Stores Inc*                         200                   7,000
J.C. Penney Company Inc                            300                   3,262
Kohl's Corp                                        326                  19,886
May Department Stores Co                           300                   9,825
Saks Incorporated*                                 200                   2,000
Sears Roebuck & Co                                 300                  10,425
                                                                     ---------
                                                                        52,398
                                                                     ---------
DISCOUNT STORES -- 1.7%
------------------------------------------------------------------------------
BJ's Wholesales Club Inc*                          100                   3,838
Consolidated Stores Corp*                          100                   1,063
Costco Wholesales Corp                             500                  19,969

CITI U.S 1000 INDEX FUND

PORTFOLIO OF INVESTMENTS (Continued)                         December 31, 2000

ISSUER                                           SHARES                VALUE
------------------------------------------------------------------------------
DISCOUNT STORES -- CONT'D
------------------------------------------------------------------------------
Dollar General Corp                                200               $   3,775
Dollar Tree Stores Inc*                            100                   2,450
Family Dollar Stores Inc                           200                   4,288
KMart Corp                                         500                   2,656
Target Corp                                        982                  31,669
Wal-Mart Stores Inc                              2,967                 157,622
                                                                     ---------
                                                                       227,330
                                                                     ---------
DRUGSTORE CHAINS -- 0.6%
------------------------------------------------------------------------------
CVS Corp                                           426                  25,533
Rite Aid Corp                                      400                     950
Walgreen Co                                      1,102                  46,077
                                                                     ---------
                                                                        72,560
                                                                     ---------
ELECTRIC UTILITIES -- 2.5%
------------------------------------------------------------------------------
Allegheny Energy Inc                               100                   4,819
Alliant Energy Corp                                100                   3,188
Ameren Corp                                        149                   6,900
American Electric Power Inc                        349                  16,229
Cinergy Corp                                       200                   7,025
CMS Energy Corp                                    100                   3,169
Consolidated Edison Inc                            200                   7,700
Constellation Energy Group                         153                   6,895
Dominion Resources Inc                             243                  16,281
DPL Inc                                            140                   4,646
DQE Inc                                            100                   3,275
DTE Energy Co                                      146                   5,685
Duke Energy Corp                                   400                  34,100
Edison International                               400                   6,250
Energy East Corp                                   100                   1,969
Entergy Corp                                       239                  10,113
Exelon Corp                                        346                  24,293
FirstEnergy Corp                                   248                   7,828
FPL Group Inc                                      200                  14,350
GPU Inc                                            100                   3,681
IPALCO Enterprises Inc                             100                   2,419
Montana Power Co                                   100                   2,075
Niagara Mohawk Holdings Inc                        200                   3,337
NiSource Inc                                       219                   6,734
Northeast Utilities                                200                   4,850
NSTAR                                              100                   4,287
PG&E Corporation                                   400                   8,000
Pinnacle West Capital Corp                         100                   4,762
Potomac Electric Power Co                          100                   2,471
PPL Corporation                                    148                   6,688
Progress Energy Inc                                221                  10,870
Public Service Enterprise
     Group                                         233                  11,330
Puget Energy Inc                                   100                   2,781
Reliant Energy Inc                                 250                  10,828
SCANA Corp                                         100                   2,956
Southern Co                                        700                  23,275
TECO Energy Inc                                    100                   3,237
TXU Corporation                                    300                  13,294
UtiliCorp United Inc                               100                   3,100
Wisconsin Energy Corp                              100                   2,256
Xcel Energy Inc                                    400                  11,625
                                                                     ---------
                                                                       329,571
                                                                     ---------
ELECTRICAL PRODUCTS -- 0.5%
------------------------------------------------------------------------------
American Power Conversion
Corp*                                              200                   2,475
Cooper Industries Inc                              100                   4,594
Emerson Electric Co                                464                  36,569
Energizer Holdings Inc*                            100                   2,138
Hubbell Inc--Cl B                                  100                   2,650
Jabil Circuit Inc*                                 100                   2,537
Molex Inc                                          143                   5,077
Power-One Inc*                                      53                   2,084
Thomas & Betts Corp                                100                   1,619
                                                                     ---------
                                                                        59,743
                                                                     ---------
ELECTRONIC COMPONENTS -- 0.4%
------------------------------------------------------------------------------
Amphenol Corp--Cl A*                                42                   1,646
Cree Inc*                                           66                   2,345
KEMET Corp*                                        100                   1,512
Kopin Corp                                         100                   1,106
NVIDIACorp*                                         50                   1,638
Rambus Inc *                                       100                   3,613
SanDisk Corp*                                       53                   1,471
Sanmina Corp*                                      156                  11,953
Sawtek Inc*                                         27                   1,247
Solectron Corp*                                    600                  20,340
Vishay Intertechnology Inc*                        100                   1,512
                                                                     ---------
                                                                        48,383
                                                                     ---------
ELECTRONIC EQUIPMENT/INSTRUMENTS -- 0.8%
------------------------------------------------------------------------------
Agilent Technologies Inc*                          493                  26,992
Diebold Inc                                        100                   3,338
JDS Uniphase Corp*                                 856                  35,685
Macrovision Corp*                                   39                   2,887
Newport Corp                                        33                   2,594
PerkinElmer Inc                                     50                   5,250
Rockwell International Corp                        157                   7,477
SCI Systems Inc*                                   200                   5,275
Tektronix Inc                                       90                   3,032
Waters Corporation*                                141                  11,773
Xerox Corp                                         700                   3,237
                                                                     ---------
                                                                       107,540
                                                                     ---------
ELECTRONIC PRODUCTION EQUIPMENT -- 0.5%
------------------------------------------------------------------------------
Amkor Technology Inc*                              100                   1,552
Applied Materials Inc*                             878                  33,529
Credence Systems Corp*                             100                   2,300
KLA-Tencor Corp*                                   200                   6,738
Lam Research Corp*                                 100                   1,450
Novellus Systems Inc*                              143                   5,139

CITI U.S. 1000 INDEX FUND

PORTFOLIO OF INVESTMENTS (Continued)                         December 31, 2000

ISSUER                                           SHARES                VALUE
------------------------------------------------------------------------------
ELECTRONIC PRODUCTION
EQUIPMENT -- CONT'D
------------------------------------------------------------------------------
Synopsys Inc*                                       58               $   2,751
Teradyne Inc*                                      200                   7,450
                                                                     ---------
                                                                        60,909
                                                                     ---------
ELECTRONICS DISTRIBUTORS -- 0.1%
------------------------------------------------------------------------------
Arrow Electronics Inc                              100                   2,863
Avnet Inc                                          100                   2,150
Ingram Micro Inc--Cl A*                            100                   1,125
Safeguard Scientifics Inc*                         100                     662
Tech Data Corp*                                    100                   2,705
                                                                     ---------
                                                                         9,505
                                                                     ---------
ELECTRONICS/APPLIANCE STORES -- 0.1%
------------------------------------------------------------------------------
Best Buy Co Inc*                                   200                   5,913
Circuit City Stores Inc                            200                   2,300
RadioShack Corp                                    200                   8,562
                                                                     ---------
                                                                        16,775
                                                                     ---------
ELECTRONICS/APPLIANCES -- 0.1%
------------------------------------------------------------------------------
Dycom Industries Inc*                               46                   1,653
Fluor Corp*                                        100                   3,306
Maytag Corp                                        100                   3,231
Spectrasite Holdings Inc*                          100                   1,325
Whirlpool Corp                                     100                   4,769
                                                                     ---------
                                                                        14,284
                                                                     ---------
ENVIRONMENTAL SERVICES -- 0.2%
------------------------------------------------------------------------------
Allied Waste Industries Inc*                       200                   2,913
Republic Services Inc*                             200                   3,437
Waste Management Inc                               700                  19,425
------------------------------------------------------------------------------
                                                                        25,775
------------------------------------------------------------------------------
FINANCE/RENTAL/LEASING -- 2.0%
------------------------------------------------------------------------------
Capital One Financial Corp                         200                  13,162
CIT Group Inc--Cl A                                200                   4,025
Comdisco Inc                                       100                   1,144
Countrywide Credit
     Industries Inc                                100                   5,025
Fannie Mae                                       1,108                  96,119
Freddie Mac                                        754                  51,932
GATX Corp                                           49                   2,444
Household International Inc                        500                  27,500
MBNA Corp                                          800                  29,550
Providian Financial Corp                           292                  16,790
USA Education Inc                                  168                  11,424
                                                                     ---------
                                                                       259,115
                                                                     ---------
FINANCIAL CONGLOMERATES -- 2.8%
------------------------------------------------------------------------------
American Express Co                              1,446                  79,440
Citigroup Inc                                    5,466                 279,108
Conseco Inc                                        300                   3,956
John Hancock Financial
     Services                                      100                   3,763
                                                                     ---------
                                                                       366,267
                                                                     ---------
FINANCIAL PUBLISHING/SERVICES -- 0.3%
------------------------------------------------------------------------------
Aether Systems Inc*                                 23                     900
Equifax Inc                                        144                   4,131
McGraw-Hill Companies Inc                          200                  11,725
Moody's Corp                                       200                   5,138
SEI Investments Company                             41                   4,592
SunGard Data Systems Inc*                          143                   6,739
                                                                     ---------
                                                                        33,225
                                                                     ---------
FOOD DISTRIBUTORS -- 0.2%
------------------------------------------------------------------------------
SUPERVALU INC                                      100                   1,387
Sysco Corp                                         728                  21,840
                                                                     ---------
                                                                        23,227
                                                                     ---------
FOOD RETAIL -- 0.5%
------------------------------------------------------------------------------
Albertson' s Inc                                   300                   7,950
Delhaize America Inc                               100                   1,800
Kroger Co                                          900                  24,356
Safeway Inc*                                       500                  31,250
Winn-Dixie Stores Inc                              100                   1,937
                                                                     ---------
                                                                        67,293
                                                                     ---------
FOOD: MAJOR DIVERSIFIED -- 0.7%
------------------------------------------------------------------------------
Adolph Coors Co-Cl B                                39                   3,132
Campbell Soup Co                                   300                  10,388
General Mills Inc                                  300                  13,369
Heinz (H.J.) Co                                    354                  16,793
Kellogg Co                                         200                   5,250
Quaker Oats Co                                     143                  13,925
Ralston Purina Group                               300                   7,837
Sara Lee Corp                                      900                  22,106
------------------------------------------------------------------------------
                                                                        92,800
------------------------------------------------------------------------------
FOOD: MEAT/FISH/DAIRY -- 0.2%
------------------------------------------------------------------------------
ConAgra Foods Inc                                  600                  15,600
Hormel Foods Corp                                  100                   1,863
IBP Inc                                            100                   2,675
Tyson Foods Inc                                    100                   1,275
                                                                     ---------
                                                                        21,413
                                                                     ---------
FOOD: SPECIALTY/CANDY -- 0.2%
------------------------------------------------------------------------------
Flowers Industries Inc                             100                   1,575
Hershey Foods Corp                                 100                   6,438
McCormick & Co Inc                                 100                   3,606
Tootsie Roll Industries Inc                         37                   1,704
William Wrigley Jr. Co                             100                   9,581
                                                                     ---------
                                                                        22,904
                                                                     ---------

CITI U.S 1000 INDEX FUND

PORTFOLIO OF INVESTMENTS                         (Continued) December 31, 2000


ISSUER                                           SHARES               VALUE
------------------------------------------------------------------------------
FOREST PRODUCTS -- 0.2%
-----------------------------------------------------------------------------
Georgia-Pacific Corp                               252               $   7,843
Plum Creek Timber
     Company Inc                                   100                   2,600
Weyerhaeuser Co                                    231                  11,723
                                                                     ---------
                                                                        22,166
                                                                     ---------
GAS DISTRIBUTORS -- 0.2%
------------------------------------------------------------------------------
Equitable Resources Inc                             35                   2,336
KeySpan Corp                                       146                   6,187
Kinder Morgan Inc                                  100                   5,219
MCN Energy Group Inc                               100                   2,769
National Fuel Gas Co                                43                   2,706
NICOR Inc                                           50                   2,159
Questar Corp                                       100                   3,006
Sempra Energy                                      200                   4,650
                                                                     ---------
                                                                        29,032
                                                                     ---------
HOME FURNISHINGS -- 0.1%
------------------------------------------------------------------------------
Leggett & Platt Inc                                200                   3,787
Newell Rubbermaid Inc                              300                   6,825
Shaw Industries Inc                                100                   1,894
                                                                     ---------
                                                                        12,506
                                                                     ---------
HOME IMPROVEMENT CHAINS -- 1.0%
------------------------------------------------------------------------------
Fastenal Co                                         30                   1,646
Home Depot Inc                                   2,518                 115,041
Lowe's Companies                                   351                  15,619
                                                                     ---------
                                                                       132,306
                                                                     ---------
HOSPITAL/NURSING MANAGEMENT -- 0.4%
------------------------------------------------------------------------------
HCA-The Healthcare Co                              578                  25,438
Health Management
     Associates Inc*                               300                   6,225
Tenet Healthcare Corp*                             343                  15,242
Universal Health
     Services--Cl B                                 26                   2,905
                                                                     ---------
                                                                        49,810
                                                                     ---------
HOTELS/RESORTS/CRUISELINES -- 0.2%
------------------------------------------------------------------------------
Hilton Hotels Corp                                 400                   4,200
Marriott International Inc                         200                   8,450
Starwood Hotels & Resorts
     Worldwide Inc                                 200                   7,050
                                                                     ---------
                                                                        19,700
                                                                     ---------
HOUSEHOLD/PERSONAL CARE -- 2.0%
------------------------------------------------------------------------------
Avon Products Inc                                  243                  11,634
                                                                     ---------
Clorox Co                                          241                   8,556
Colgate-Palmolive Co                               623                  40,215
Estee Lauder Cos Inc-Cl A                          100                   4,381
Gillette Co                                      1,145                  41,363
International Flavors &
     Fragrances                                    100                   2,031
Kimberly-Clark Corp                                581                  41,071
Procter & Gamble Co                              1,418                 111,224
                                                                     ---------
                                                                       260,475
                                                                     ---------
INDUSTRIAL CONGLOMERATES -- 5.0%
------------------------------------------------------------------------------
General Electric Co                             10,775                 516,527
Honeywell International Inc                        867                  41,020
Minnesota Minning &
     Manufacturing Co                              429                  51,695
United Technologies Corp                           476                  37,425
                                                                     ---------
                                                                       646,667
                                                                     ---------
INDUSTRIAL MACHINERY -- 0.2%
------------------------------------------------------------------------------
Illinois Tool Works Inc                            251                  14,950
Ingersoll-Rand Co                                  155                   6,491
Parker-Hannifin Corp                               100                   4,412
                                                                     ---------
                                                                        25,853
                                                                     ---------
INDUSTRIAL SPECIALTIES -- 0.2%
------------------------------------------------------------------------------
Ecolab Inc                                         100                   4,319
Millipore Corp                                      47                   2,961
PPG Industries Inc                                 200                   9,262
Sherwin-Williams Co                                200                   5,263
                                                                     ---------
                                                                        21,805
                                                                     ---------
INFORMATION TECHNOLOGY SERVICES -- 0.5%
------------------------------------------------------------------------------
Citrix Systems Inc*                                200                   4,500
Computer Sciences Corp*                            163                   9,800
Electronic Data Systems
     Corp                                          440                  25,410
Infonet Services Corp*                             100                     500
Keane Inc                                          100                     975
marchFIRST Inc*                                    200                     300
National Instruments Corp*                          30                   1,457
PeopleSoft Inc*                                    234                   8,702
Reynolds & Reynolds-Cl A                           100                   2,025
RSA Security Inc*                                   41                   2,168
Sapient Corpporation*                              100                   1,194
Unisys Corp                                        300                   4,387
Wind River Systems Inc*                            100                   3,412
                                                                     ---------
                                                                        64,830
                                                                     ---------
INSURANCE BROKERS/SERVICES -- 0.4%
------------------------------------------------------------------------------
Aon Corp                                           249                   8,528
ChoicePoint Inc*                                    44                   2,885
Marsh & Mclennan Cos Inc                           295                  34,515
                                                                     ---------
                                                                        45,928
                                                                     ---------

CITI U.S. 1000 INDEX FUND

PORTFOLIO OF INVESTMENTS (Continued)                         December 31, 2000

ISSUER                                           SHARES                VALUE
------------------------------------------------------------------------------
INTEGRATED OIL -- 3.7%
------------------------------------------------------------------------------
Amerada Hess Corp                                  100               $   7,306
Chevron Corp                                       698                  58,937
Conoco Inc-Cl B                                    700                  20,256
Exxon Mobil Corp                                 3,780                 328,624
Murphy Oil Corp                                     49                   2,961
Phillips Petroleum Co                              232                  13,195
Texaco Inc                                         598                  37,151
Unocal Corp                                        248                   9,594
                                                                     ---------
                                                                       478,024
                                                                     ---------
INTERNET RETAIL -- 0.0%
------------------------------------------------------------------------------
Amazon.Com Inc*                                    200                   3,113
Webvan Group Inc*                                  200                      94
                                                                     ---------
                                                                         3,207
                                                                     ---------
INTERNET SOFTWARE/SERVICES -- 0.8%
------------------------------------------------------------------------------
Agile Software Corp*                                27                   1,333
Akamai Technologies Inc*                            47                     990
Ariba Inc*                                         169                   9,063
Art Technology Group Inc*                          100                   3,056
At Home Corp-Ser A*                                200                   1,106
BEA Systems Inc*                                   400                  26,925
BroadVision Inc*                                   200                   2,363
CMGI Inc*                                          200                   1,119
CNET Networks Inc*                                 100                   1,598
Commerce One Inc*                                  200                   5,062
Critical Path Inc*                                  50                   1,538
Earthlink Inc*                                     100                     503
Exodus Communications Inc*                         500                  10,000
InfoSpace Inc*                                     200                   1,769
Inktomi Corp*                                      100                   1,788
Internap Network Services
     Corp*                                         100                     725
Internet Capital Group Inc*                        200                     656
Internet Security
     Systems Inc*                                   29                   2,275
Kana Communications Inc*                           100                   1,150
Liberate Technologies Inc*                         100                   1,362
Openwave Systems Inc*                               75                   3,595
Portal Software Inc*                               100                     784
PSINet Inc*                                        200                     144
RealNetworks Inc*                                  100                     869
S1 Corporation*                                    100                     525
VeriSign Inc*                                      200                  14,837
VerticalNet Inc*                                   100                     666
Vignette Corporation*                              200                   3,600
Vitria Technology Inc*                             100                     775
WebMethods Inc*                                     15                   1,334
Yahoo! Inc*                                        300                   9,052
                                                                     ---------
                                                                       110,562
                                                                     ---------
INVESTMENT BANKS/BROKERS -- 2.0%
------------------------------------------------------------------------------
Ameritrade Holding
     Corp--Cl A*                                   100                     700
Bear Stearns Cos Inc                               100                   5,069
Charles Schwab Corp                              1,172                  33,256
E.Piphany Inc*                                      72                   3,883
Edwards (A.G.) Inc                                 100                   4,744
Goldman Sachs Group Inc                            200                  21,387
Knight-Ridder Inc                                  100                   5,688
Legg Mason Inc                                     100                   5,450
Lehman Brothers
     Holdings Inc                                  248                  16,771
Merrill Lynch & Co                                 876                  59,732
Morgan Stanley Dean
     Witter & Co                                 1,239                  98,191
                                                                     ---------
                                                                       254,871
                                                                     ---------
INVESTMENT MANAGERS -- 0.2%
------------------------------------------------------------------------------
Federated Investers Inc--Cl B                      100                   2,913
Franklin Resources Inc                             200                   7,620
Neuberger Berman Inc                                41                   3,324
Stilwell Financial Inc                             242                   9,544
T.Rowe Price Group Inc                             100                   4,227
Waddell & Reed
     Financial Inc                                 100                   3,762
                                                                     ---------
                                                                        31,390
                                                                     ---------
LIFE/HEALTH INSURANCE -- 0.7%
------------------------------------------------------------------------------
AFLAC Inc                                          289                  20,862
American General Corp                              273                  22,250
Jefferson-Pilot Corp                               100                   7,475
Lincoln National Corp                              200                   9,463
MetLife Inc                                        300                  10,500
MONY Group Inc                                      48                   2,373
Protective Life Corp                               100                   3,225
Torchmark Corp                                     137                   5,266
Unumprovident Corp                                 200                   5,375
                                                                     ---------
                                                                        86,789
                                                                     ---------
MAJOR BANKS -- 4.9%
------------------------------------------------------------------------------
Bank of America Corp                             1,788                  82,025
Bank of New York Inc                               803                  44,316
Bank One Corp                                    1,257                  46,038
BB&T Corp                                          400                  14,925
Chase &Co                                        1,591                  93,182
Comerica Inc                                       160                   9,500
First Union Corp                                 1,065                  29,620
FleetBoston Financial Corp                         998                  37,487
Huntington Bancshares                              300                   4,856
KeyCorp                                            500                  14,000
Mellon Financial Corp                              531                  26,119
National City Corp                                 622                  17,882
PNC Financial Services
     Group                                         300                  21,919

CITI U.S 1000 INDEX FUND

PORTFOLIO OF INVESTMENTS (Continued)                         December 31, 2000

ISSUER                                           SHARES                VALUE
------------------------------------------------------------------------------
MAJOR BANKS -- CONT'D
------------------------------------------------------------------------------
Popular Inc                                        148               $   3,894
SouthTrust Corp                                    200                   8,138
State Street Corp                                  176                  21,861
Summit Bancorp                                     200                   7,637
SunTrust Banks Inc                                 263                  16,569
U.S. Bancorp                                       800                  23,350
UnionBanCal Corp                                   100                   2,406
Wachovia Corp                                      200                  11,625
Wells Fargo & Company                            1,865                 103,857
                                                                     ---------
                                                                       641,206
                                                                     ---------
MAJOR TELECOMMUNICATIONS -- 4.4%
------------------------------------------------------------------------------
Alltel Corp                                        340                  21,229
AT&T Corp                                        4,084                  70,704
Bellsouth Corp                                   2,031                  83,144
Broadwing Inc*                                     200                   4,563
NTL Incorporated*                                  300                   7,181
RCN Corporation*                                   100                     631
SBC Communications Inc                           3,681                 175,768
Sprint Corp                                        724                  14,706
Verizon
     Communications Inc                          2,958                 148,270
WorldCom Inc*                                    3,131                  44,030
                                                                     ---------
                                                                       570,226
                                                                     ---------
MANAGED HEALTH CARE -- 0.5%
------------------------------------------------------------------------------
Aetna Inc*                                         144                   5,913
CIGNA Corp                                         167                  22,094
First Health Group Corp*                            49                   2,282
Oxford Health Plans Inc*                           100                   3,950
Trigon Healthcare Inc*                              41                   3,190
UnitedHealth Group Inc                             356                  21,849
Wellpoint Health
     Networks Inc*                                  64                   7,376
                                                                     ---------
                                                                        66,654
                                                                     ---------
MARINE SHIPPING -- 0.0%
------------------------------------------------------------------------------
Tidewater Inc                                       57                   2,529
                                                                     ---------
MEDIA CONGLOMERATES -- 1.4%
------------------------------------------------------------------------------
Disney Walt Co                                   2,267                  65,601
Fox Entertainment
     Group Inc*                                    100                   1,788
Time Warner Inc                                  1,190                  62,166
Viacom Inc-Cl B*                                 1,166                  54,510
                                                                     ---------
                                                                       184,065
                                                                     ---------
MEDICAL DISTRIBUTORS -- 0.3%
------------------------------------------------------------------------------
Andrx Group*                                        41                   2,373
Cardinal Health Inc                                300                  29,888
McKesson HBOC Inc                                  300                  10,767
Patterson Dental Co*                               100                   3,388
                                                                     ---------
                                                                        46,416
                                                                     ---------
MEDICAL SPECIALTIES -- 1.5%
------------------------------------------------------------------------------
Alza Corp*                                         200                   8,500
Apogent Technologies Inc*                          100                   2,050
Applera Corp-Celera
     Genomics*                                     100                   3,594
Bard (C.R.) Inc                                     52                   2,421
Bausch & Lomb Inc                                   51                   2,062
Baxter International Inc                           318                  28,083
Beckman Coulter Inc.                                60                   2,516
Becton Dickinson & Co                              300                  10,388
Biomet Inc                                         200                   7,938
Boston Scientific Corp*                            300                   4,106
Cytyc Corporation*                                  41                   2,565
DENTSPLY International Inc                          48                   1,878
Guidant Corp                                       334                  18,015
Hillenbrand Industries Inc                          49                   2,523
Medtronic Inc                                    1,304                  78,729
MiniMed Inc*                                        46                   1,933
Pall Corp                                          100                   2,131
St Jude Medical Inc                                100                   6,144
Stryker Corp                                       147                   7,437
Sybron Dental Specialties*                          33                     557
                                                                     ---------
                                                                       193,570
                                                                     ---------
MEDICAL/NURSING SERVICES -- 0.0%
------------------------------------------------------------------------------
HEALTHSOUTH Corp*                                  400                   6,525
                                                                     ---------
MISCELLANEOUS COMMERCIAL
SERVICES -- 0.2%
------------------------------------------------------------------------------
CheckFree Corp*                                     54                   2,295
Concord EFS Inc*                                   234                  10,281
Galileo International Inc                          100                   2,000
Iron Mountain Inc*                                  40                   1,485
Nova Corp*                                         100                   1,994
Sabre Holdings Corp*                               141                   6,080
Viad Corp                                          100                   2,300
                                                                     ---------
                                                                        26,435
                                                                     ---------
MISCELLANEOUS MANUFACTURING -- 0.0%
------------------------------------------------------------------------------
Crane Co                                           100                   2,844
Danaher Corp                                       100                   6,838
Dover Corp                                         200                   8,113
ITT Industries Inc                                 100                   3,875
Pentair Inc                                        100                   2,419
Thermo Electron Corp*                              300                   8,925
                                                                     ---------
                                                                        33,014
                                                                     ---------
MOTOR VEHICLES -- 0.6%
------------------------------------------------------------------------------
Ford Motor Co                                    1,985                  46,523
General Motors Corp--Cl H                          750                  17,250
Harley-Davidson Inc                                330                  13,117
                                                                     ---------
                                                                        76,890
                                                                     ---------

CITI U.S. 1000 INDEX FUND

PORTFOLIO OF INVESTMENTS (Continued)                         December 31, 2000


ISSUER                                           SHARES                VALUE
------------------------------------------------------------------------------
MOVIES/ENTERTAINMENT -- 0.0%
------------------------------------------------------------------------------
International Speedway
     Corp--Cl A                                     30               $   1,140
Six Flags Inc                                      100                   1,719
                                                                     ---------
                                                                         2,859
                                                                     ---------
MULTI-LINE INSURANCE -- 1.8%
------------------------------------------------------------------------------
American International
     Group Inc                                   2,185                 215,359
Hartford Financial Services
     Group                                         245                  17,303
SAFECO Corp                                        100                   3,287
Unitrin Inc                                         49                   1,991
                                                                     ---------
                                                                       237,940
                                                                     ---------
OFFICE EQUIPMENT/SUPPLIES -- 0.2%
------------------------------------------------------------------------------
Avery Dennison Corp                                100                   5,488
Herman Miller Inc                                  100                   2,875
Pitney Bowes Inc                                   300                   9,937
Steelcase Inc-Cl A                                 100                   1,388
                                                                     ---------
                                                                        19,688
                                                                     ---------
OIL & GAS PIPELINES -- 1.0%
------------------------------------------------------------------------------
Coastal Corp                                       200                  17,663
Dynegy Inc--Cl A                                   247                  13,847
El Paso Energy Corp                                237                  16,975
Enron Corp                                         803                  66,749
Williams Cos Inc                                   500                  19,969
                                                                     ---------
                                                                       135,203
                                                                     ---------
OIL & GAS PRODUCTION -- 0.6%
------------------------------------------------------------------------------
Anadarko Petroleum Corp                            254                  18,054
Apache Corp                                        123                   8,618
Burlington Resources Inc                           234                  11,817
Devon Energy Corporation                           100                   6,097
EOG Resources Inc                                  100                   5,469
Kerr-McGee Corp                                    100                   6,694
Newfield Exploration Co*                            44                   2,087
Noble Affiliates Inc                               100                   4,600
Occidental Petroleum Corp                          400                   9,700
Ocean Energy Inc*                                  200                   3,475
                                                                     ---------
                                                                        76,611
                                                                     ---------
OIL REFINING/MARKETING -- 0.2%
-----------------------------------------------------------------------------
Ashland Inc                                        100                   3,589
Sunoco Inc                                         100                   3,369
Tosco Corp                                         200                   6,787
Ultramar Diamond
     Shamrock Corp                                 100                   3,087
USX-Marathon Group                                 300                   8,325
Valero Energy Corp                                 100                   3,719
                                                                     ---------
                                                                        28,876
                                                                     ---------
OILFIELD SERVICES/EQUIPMENT -- 0.5%
------------------------------------------------------------------------------
Baker Hughes Inc                                   300                  12,469
BJ Services Co*                                    100                   6,888
Cooper Cameron Corp*                                55                   3,633
Global Industries Ltd*                             100                   1,369
Grant Prideco Inc*                                 100                   2,194
Halliburton Co                                     500                  18,125
Hanover Compressor Co*                             100                   4,456
National-Oilwell Inc*                              100                   3,869
Smith International Inc                             52                   3,877
Varco International Inc*                           100                   2,175
Weatherford
     International Inc*                            100                   4,725
                                                                     ---------
                                                                        63,780
                                                                     ---------
OTHER CONSUMER SERVICES -- 0.9%
------------------------------------------------------------------------------
America Online Inc*                              2,537                  88,288
Apollo Group Inc--Cl A*                            100                   4,919
Block H & R Inc                                    100                   4,138
Cendant Corp*                                      800                   7,700
DeVry Inc*                                         100                   3,775
eBay Inc*                                          134                   4,422
HomeStore.Com Inc*                                 100                   2,012
Priceline.Com Inc*                                 100                     131
ServiceMaster Company                              300                   3,450
                                                                     ---------
                                                                       118,835
                                                                     ---------
OTHER CONSUMER SPECIALTIES -- 0.1%
------------------------------------------------------------------------------
Fortune Brands Inc                                 200                   6,000
                                                                     ---------
OTHER METALS/MINERALS -- 0.0%
------------------------------------------------------------------------------
Phelps Dodge Corp                                  100                   5,581
                                                                     ---------
PACKAGED SOFTWARE -- 3.8%
------------------------------------------------------------------------------
Adobe Systems Inc.                                 246                  14,314
Aspect Communications Inc*                         100                     805
Autodesk Inc                                       100                   2,694
BMC Software Inc*                                  300                   4,200
Cadence Design
     Systems Inc*                                  300                   8,250
Computer Associats
     International Inc                             500                   9,750
Compuware Corp*                                    300                   1,875
E*Trade Group Inc*                                 200                   1,475
I2 Technologies Inc*                               200                  10,875
Informix Corp*                                     300                     891
Intuit Inc*                                        200                   7,887
Macromedia Inc*                                     54                   3,281
Mercury Interactive Corp*                          100                   9,025
Micromuse Inc*                                      76                   4,587
Microsoft Corp*                                  4,327                 187,684
Networks Associatss Inc*                           200                     837
Novell Inc*                                        400                   2,087
Oracle Corp*                                     4,626                 134,443

CITI U.S. 1000 INDEX FUND

PORTFOLIO OF INVESTMENTS (Continued)                         December 31, 2000


ISSUER                                           SHARES                VALUE
-------------------------------------------------------------------------------
PACKAGED SOFTWARE -- CONT'D
-------------------------------------------------------------------------------
Parametric Technology
     Corp*                                         300               $    4,031
Peregrine Systems Inc*                             200                    3,950
Rational Software Corp*                            200                    7,788
Red Hat Inc*                                       100                      625
Siebel Systems Inc*                                375                   25,359
Sybase Inc*                                        100                    1,981
Symantec Corp*                                     100                    3,337
TIBCO Software Inc*                                139                    6,663
VERITAS Software Corp*                             419                   36,662
                                                                     ----------
                                                                        495,356
                                                                     ----------
PERSONNEL SERVICES -- 0.1%
-------------------------------------------------------------------------------
Manpower Inc                                       100                    3,800
Robert Half International Inc                      200                    5,300
                                                                     ----------
                                                                          9,100
                                                                     ----------
PHARMACEUTICALS: GENERIC -- 0.1%
-------------------------------------------------------------------------------
ICN Pharmaceuticals Inc                            100                    3,069
IVAX Corp                                          142                    5,439
Mylan Laboratories Inc                             100                    2,519
Watson Pharmaceuticals Inc*                        100                    5,119
                                                                     ----------
                                                                         16,146
                                                                      ---------
PHARMACEUTICALS: MAJOR -- 10.1%
-------------------------------------------------------------------------------
Abbott Laboratories                              1,682                   81,472
American Home Products
     Corp                                        1,425                   90,559
Bristol-Myers Squibb Co                          2,126                  157,191
Johnson & Johnson                                1,511                  158,749
Lilly (Eli) & Co                                 1,030                   95,854
Merck & Co Inc                                   2,508                  234,811
Pfizer Inc                                       6,865                  315,790
Pharmacia Corporation                            1,402                   85,522
Schering-Plough Corp                             1,590                   90,232
                                                                     ----------
                                                                      1,310,180
                                                                     ----------
PHARMACEUTICALS: OTHER -- 0.3%
-------------------------------------------------------------------------------
Allergan Inc                                       143                   13,844
Forest Laboratories Inc*                           100                   13,288
King Pharmaceuticals Inc*                          137                    7,081
Sepracor Inc*                                       71                    5,689
                                                                     ----------
                                                                         39,902
                                                                     ----------
PRECIOUS METALS -- 0.0%
-------------------------------------------------------------------------------
Homestake Minning Co                               300                    1,256
Newmont Minning  Corp                              200                    3,412
                                                                     ----------
                                                                          4,668
                                                                     ----------
PROPERTY/CASUALTY INSURANCE -- 0.7%
-------------------------------------------------------------------------------
Allmerica Financial Corp                            54                    3,915
Allstate Corp                                      795                   34,632
Chubb Corp                                         179                   15,483
Cincinnati Financial Corp                          200                    7,913
Erie Indemnity Co                                  100                    2,981
Loews Corp                                          67                    6,939
Old Republic International
     Corp                                          100                    3,200
Progressive Corp                                    55                    5,699
St Paul Companies Inc                              235                   12,763
Transatlantic Holdings Inc                          19                    2,012
                                                                     ----------
                                                                         95,537
                                                                     ----------
PUBLISHING: BOOKS/MAGAZINES -- 0.1%
-------------------------------------------------------------------------------
Harcourt General Inc                               100                    5,720
PRIMEDIA Inc*                                      200                    2,387
Reader's Digest Association
     Inc--Cl A                                     100                    3,912
                                                                     ----------
                                                                         12,019
                                                                     ----------
PUBLISHING: NEWSPAPERS -- 0.3%
-------------------------------------------------------------------------------
Belo (A.H.) Corp                                   100                    1,600
Dow Jones & Co Inc                                  46                    2,605
E.W. Scripps Co--Cl A                               29                    1,823
Gannett Co                                         300                   18,919
Knight Trading Group Inc*                          100                    1,394
New York Times Co--Cl A                            200                    8,012
Tribune Co                                         200                    8,450
Washington Post Co--Cl B                             4                    2,467
                                                                     ----------
                                                                         45,270
                                                                     ----------
PULP & PAPER -- 0.3%
-------------------------------------------------------------------------------
Boise Cascade Corp                                 100                    3,363
Bowater Inc                                         51                    2,875
Georgia-Pacific Timber Group                       100                    2,994
International Paper Co                             500                   20,406
Mead Corp                                          100                    3,138
Westvaco Corp                                      100                    2,919
Willamette Industries Inc                          100                    4,694
                                                                     ----------
                                                                         40,389
                                                                     ----------
RAILROADS -- 0.3%
-------------------------------------------------------------------------------
Burlington Northern
     Santa Fe Corp                                 400                   11,325
CSX Corp                                           200                    5,187
Kansas City Southern
     Industries Inc                                100                    1,013
Norfolk Southern Corp                              400                    5,325
Union Pacific Corp                                 253                   12,840
                                                                     ----------
                                                                         35,690
                                                                     ----------

CITI U.S. 1000 INDEX FUND

PORTFOLIO OF INVESTMENTS (Continued)                         December 31, 2000


ISSUER                                           SHARES                VALUE
------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS -- 0.6%
------------------------------------------------------------------------------
AMB Property Corp                                  100               $   2,581
Apartment Investment &
     Management Co                                 100                   4,994
Archstone Communities Trust                        100                   2,575
Avalonbay Communities Inc                          100                   5,013
Boston Properties Inc                              100                   4,350
CarrAmerica Realty Corp                            100                   3,131
Crescent Real Estate Equities                      100                   2,225
Duke-Weeks Realty Corp                             100                   2,462
Equity Office Propertys Trust                      300                   9,787
Equity Residential
     Propertys Trust                               143                   7,910
General Growth
     Properties Inc                                100                   3,619
Host Marriott Corp                                 200                   2,587
iStar Financial Inc                                100                   1,969
Kimco Realty Corp                                   50                   2,209
Liberty Property Trust                             100                   2,856
Mack-Cali Realty Corp                              100                   2,856
Post Properties Inc                                 43                   1,615
ProLogis Trust                                     100                   2,225
Public Storage Inc                                 100                   2,431
Rouse Co                                           100                   2,550
Simon Property Group Inc                           100                   2,400
Spieker Properties Inc                              60                   3,008
Vornado Realty Trust                               100                   3,831
                                                                     ---------
                                                                        79,184
                                                                     ---------
RECREATIONAL PRODUCTS -- 0.3%
------------------------------------------------------------------------------
Brunswick Corp                                     100                   1,644
Eastman Kodak Co                                   300                  11,813
Electronic Arts Inc*                               144                   6,138
Hasbro Inc                                         200                   2,125
International Game
     Technology                                    100                   4,800
Mattel Inc                                         500                   7,220
                                                                     ---------
                                                                        33,740
                                                                     ---------
REGIONAL BANKS -- 1.3%
------------------------------------------------------------------------------
Amsouth Bancorporation                             400                   6,100
Associatsiated Banc-Corp                           100                   3,038
BancWest Corp                                      100                   2,613
Banknorth Group Inc                                200                   3,988
Centura Banks Inc                                   43                   2,075
City National Corp                                  44                   1,708
Commerce Bancshares Inc                            105                   4,463
Compass Bancshares Inc                             100                   2,388
Fifth Third Bancorp                                400                  23,900
First Tennessee National
     Corp                                          100                   2,894
First Virginia Bank Inc                             47                   2,256
Firstar Corp                                     1,000                  23,250
FirstMerit Corp                                    100                   2,673
Hibernia Corp-Cl A                                 200                   2,550
M&T Bank Corp                                      100                   6,800
Marshall & Ilsley Corp                             100                   5,083
Mercantile Bankshares Corp                         100                   4,319
National Commerce
     Bancorporation                                200                   4,950
North Fork
     Bancorporation Inc                            200                   4,912
Northern Trust Corp                                227                  18,515
Old Kent Financial Corp                            149                   6,519
Old National Bancorp Ind                           100                   2,994
Pacific Century
     Financial Corp                                100                   1,769
Regions Financial Corp                             200                   5,463
Synovus Financial Corp                             300                   8,081
TCF Financial Corp                                 100                   4,456
Union Planters Corp                                147                   5,255
Valley National Bancorp                            100                   3,331
Wilmington Trust
     Corporation                                    35                   2,172
Zions Bancorporation                               100                   6,244
                                                                     ---------
                                                                       174,759
                                                                     ---------
RESTAURANTS -- 0.6%
------------------------------------------------------------------------------
Brinker International Inc*                         100                   4,225
Darden Restaurants Inc                             100                   2,287
McDonald's Corporation                           1,426                  48,484
Outback Steakhouse Inc*                            100                   2,588
Starbucks Corp*                                    200                   8,850
Tricon Global
     Restaurants Inc*                              200                   6,600
Wendy's International Inc                          100                   2,625
                                                                     ---------
                                                                        75,659
                                                                     ---------
SAVINGS BANKS -- 0.5%
------------------------------------------------------------------------------
Charter One Financial Inc                          210                   6,064
Dime Bancorp Inc                                   100                   2,956
Golden State Bancorp Inc                           100                   3,144
Golden West Financial Corp                         139                   9,383
GreenPoint Financial Corp                          100                   4,094
Hudson City Bancorp Inc                            100                   2,025
Sovereign Bancorp Inc                              200                   1,625
Washington Mutual Inc                              586                  31,095
                                                                     ---------
                                                                        60,386
                                                                     ---------
SEMICONDUCTORS -- 4.0%
------------------------------------------------------------------------------
Advanced Micro Devices Inc*                        300                   4,144
Alpha Industries Inc.                               40                   1,480
Altera Corp*                                       400                  10,525
Analog Devices Inc*                                389                  19,912
Applied Micro Circuits
     Corp*                                         260                  19,512
Atmel Corp*                                        400                   4,650

CITI U.S. 1000 INDEX FUND

PORTFOLIO OF INVESTMENTS (Continued)                         December 31, 2000

ISSUER                                           SHARES               VALUE
------------------------------------------------------------------------------
SEMICONDUCTORS -- CONT'D
------------------------------------------------------------------------------
Broadcom Corp--Cl A*                               147              $   12,348
Conexant Systems Inc*                              249                   3,828
Cypress Semiconductor
     Corp*                                         100                   1,969
Dallas Semiconductor Corp                          100                   2,563
Fairchild Semiconductor
     International--Cl A*                          100                   1,444
GlobeSpan Inc*                                      37                   1,018
Integrated Device
     Technology Inc*                               100                   3,312
Intel Corp                                       7,283                 218,945
International Rectifier
     Corp*                                         100                   3,000
Lattice Semiconductor
     Corp*                                         100                   1,838
Linear Technology Corp                             344                  15,910
LSI Logic Corp*                                    300                   5,127
Maxim Integrated
     Products Inc*                                 300                  14,344
Micrel Inc*                                        100                   3,369
Microchip Technology Inc*                          150                   3,291
Micron Technology Inc                              500                  17,750
National Semiconductor
     Corp*                                         200                   4,025
PMC-Sierra Inc*                                    164                  12,894
SDL Inc*                                            81                  12,003
Semtech Corp*                                      100                   2,206
Silicon Storage
     Technology Inc*                               100                   1,181
Texas Instruments Inc                            1,881                  89,112
TranSwitch Corp*                                   100                   3,912
TriQuint Semiconductor Inc*                        100                   4,369
Vitesse Semiconductor
     Corp*                                         200                  11,063
Xilinx Inc*                                        300                  13,837
                                                                    ----------
                                                                       524,881
                                                                    ----------
SERVICES TO THE HEALTH INDUSTRY -- 0.1%
------------------------------------------------------------------------------
Express Scripts Inc--Cl A*                          23                   2,352
IMS Health Inc                                     300                   8,100
Quest Diagnostics Inc*                              32                   4,544
Quintiles Transnational Corp*                      100                   2,094
WebMD Corporation*                                 300                   2,381
                                                                    ----------
                                                                        19,471
                                                                    ----------
SPECIALTY INSURANCE -- 0.2%
------------------------------------------------------------------------------
Ambac Financial Group Inc                           98                   5,685
MBIA Inc                                           100                   7,412
MGIC Investment Corp                               100                   6,744
PMI Group Inc                                       33                   2,234
Radian Group Inc                                    38                   2,852
                                                                    ----------
                                                                        24,927
                                                                    ----------
SPECIALTY STORES -- 0.2%
------------------------------------------------------------------------------
Autonation Inc *                                   400                   2,400
Autozone Inc*                                      100                   2,850
Bed Bath & Beyond Inc*                             300                   6,713
Office Depot Inc                                   300                   2,137
Staples Inc*                                       500                   5,906
Tiffany & Co                                       148                   4,680
Toys "R" Us Inc*                                   200                   3,337
                                                                    ----------
                                                                        28,023
                                                                    ----------
SPECIALTY TELECOMMUNICATIONS -- 0.7%
------------------------------------------------------------------------------
Allegiance Telecom Inc*                            100                   2,227
CenturyTel Inc                                     144                   5,148
Citizens Communications Co                         300                   3,937
Covad Communications
     Group Inc*                                    200                     331
Global TeleSystems Inc*                            200                     163
Level 3
     Communications Inc*                           300                   9,844
McLeoduUSA Inc*                                    400                   5,650
Metromedia Fiber
     Network Inc*                                  400                   4,050
NorthPoint
     Communications Group*                         100                      34
PanAmSat Corp*                                      31                   1,075
Qwest Communications
     International Inc*                          1,107                  45,387
Telephone & Data
     Systems Inc                                    53                   4,770
Time Warner Telecom Inc*                            56                   3,553
Winstar Communications Inc*                        100                   1,169
XO Communications Inc*                             400                   7,125
                                                                    ----------
                                                                        94,463
                                                                    ----------
STEEL -- 0.1%
------------------------------------------------------------------------------
Allegheny Technologies Inc                         100                   1,588
Nucor Corp                                         100                   3,969
USX-U.S. Steel Group                               100                   1,800
                                                                    ----------
                                                                         7,357
                                                                    ----------
TELECOMMUNICATIONS EQUIPMENT -- 2.5%
------------------------------------------------------------------------------
ADC Telecommunications
     Inc*                                          800                  14,500
Advanced Fibre
     Communications*                               100                   1,806
American Tower Corp--Cl A                          200                   7,575
Andrew Corp*                                       100                   2,175
CIENA Corp*                                        300                  24,375
Commscope Inc*                                     100                   1,656
Comverse Technology Inc*                           168                  18,249
Corning Inc                                        961                  50,753
DMC Stratex Networks Inc*                          100                   1,500
Harmonic Inc*                                      100                     569

CITI U.S. 1000 INDEX FUND

PORTFOLIO OF INVESTMENTS (Continued)                         December 31, 2000

ISSUER                                           SHARES               VALUE
------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT -- CONT'D
------------------------------------------------------------------------------
Harris Corp                                        100                   3,062
Lucent Technologies Inc                          3,631                  49,019
Motorola Inc                                     2,375                  48,094
Polycom Inc*                                        50                   1,609
Powerwave
     Technologies Inc*                              48                   2,808
QUALCOMM Inc*                                      727                  59,750
RF Micro Devices Inc*                              100                   2,744
Scientific-Atlanta Inc                             200                   6,512
Sycamore Networks Inc*                             100                   3,725
Tekelec *                                           49                   1,470
Tellabs Inc*                                       373                  21,074
                                                                   -----------
                                                                       323,025
                                                                   -----------
TOBACCO -- 0.9%
------------------------------------------------------------------------------
Philip Morris
     Companies Inc                               2,449                 107,756
RJ Reynolds Tobacco
     Holdings Inc                                  100                   4,875
UST Inc                                            200                   5,612
                                                                   -----------
                                                                       118,243
                                                                   -----------
TOOLS & HARDWARE -- 0.1%
------------------------------------------------------------------------------
Black & Decker Corp                                100                   3,925
Stanley Works                                      100                   3,119
                                                                   -----------
                                                                         7,044
                                                                   -----------
TRUCKS/CONSTRUCTION/
FARM MACHINERY -- 0.3%
------------------------------------------------------------------------------
Caterpillar Inc                                    353                  16,701
Deere & Co                                         240                  10,995
Navistar International Corp                        100                   2,619
PACCAR Inc                                         100                   4,925
                                                                   -----------
                                                                        35,240
                                                                   -----------
WATER UTILITIES -- 0.0%
------------------------------------------------------------------------------
American Water Works Inc                           100                   2,938
                                                                   -----------
WHOLESALE DISTRIBUTORS -- 0.1%
------------------------------------------------------------------------------
Genuine Parts Co                                   200                   5,238
Grainger (W.W.) Inc                                100                   3,650
                                                                   -----------
                                                                         8,888
                                                                   -----------
WIRELESS TELECOMMUNICATIONS -- 0.5%
------------------------------------------------------------------------------
AT&T Wireless Group*                               400                   6,925
Crown Castle
     International Corp*                           100                   2,706
Nextel Communications Inc*                         500                  12,375
Powertel Inc*                                       29                   1,796
Sprint Corp (PCS Group)*                           600                  12,262
Triton PCS Holdings
     Inc--Cl A*                                     39                   1,324
VoiceStream Wireless Corp*                         248                  24,955
Western Wireless Corp                              100                   3,919
                                                                   -----------
                                                                        66,262
                                                                   -----------
TOTAL COMMON STOCKS
  (Identified Cost
       $14,815,902)                                                 12,970,955
                                                                   -----------
SHORT-TERM OBLIGATION AT
AMORTIZED COST -- 0.0%
------------------------------------------------------------------------------
Federated Prime
       Cash Obligation
       6.50% due 1/01/01
       (Identified Cost $162)                                              162
                                                                   -----------
TOTAL INVESTMENTS
  (Identified Cost
     $14,816,064)                                   99.6%           12,971,117
OTHER ASSETS,
      LESS LIABILITIES                               0.4                48,291
                                                   -----           -----------
NET ASSETS                                         100.0%          $13,019,408
                                                   =====           ===========

* Non-income producing securities

See notes to financial statements

CITI U.S. 1000 INDEX FUND
STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2000
================================================================================
ASSETS:
Investments, at value (Note 1A) (Identified Cost, $14,816,064)      $12,971,117
Cash                                                                     10,904
Receivable for shares of beneficial interest sold                        11,193
Dividend receivable                                                      11,126
Interest receivable                                                         897
Receivable from the Manager                                              89,312
--------------------------------------------------------------------------------
   Total assets                                                      13,094,549
--------------------------------------------------------------------------------
LIABILITIES:
Accrued expenses and other liabilities                                   75,141
--------------------------------------------------------------------------------
NET ASSETS                                                          $13,019,408
================================================================================
NET ASSETS CONSIST OF:
Paid-in capital                                                     $14,980,346
Accumulated net realized loss on investments                           (117,803)
Unrealized depreciation of investments                               (1,844,947)
Undistributed net investment income                                       1,812
--------------------------------------------------------------------------------
   Total                                                            $13,019,408
================================================================================
COMPUTATION OF SMITH BARNEY SHARES:
Net Asset Value, offering price and redemption price
   per share ($230,837/26,354 shares outstanding)                         $8.76
================================================================================
COMPUTATION OF CITI SHARES:
Net Asset Value, offering price and redemption price
   per share ($12,788,571/1,465,261 shares outstanding)                   $8.73
================================================================================

See notes to financial statements

CITI U.S. 1000 INDEX FUND

STATEMENT OF OPERATIONS

FOR THE PERIOD SEPTEMBER 5, 2000 (COMMENCEMENT OF OPERATIONS)
                                                            TO DECEMBER 31, 2000
================================================================================

INVESTMENT INCOME  (Note 1B):
Dividend                                                   $  50,407
Interest                                                      10,948
----------------------------------------------------------------------------------------
                                                                             $    61,355
EXPENSES:
Management fees (Note 2)                                   $  11,313
Service fees Smith Barney Shares (Note 3)                        253
Custody and fund accounting fees                              42,325
Legal fees                                                    23,280
Audit fees                                                    16,000
Shareholder reports                                           11,907
Transfer agent fees                                            5,066
Registration fees                                              3,969
Trustee fees                                                   1,300
Miscellaneous                                                  6,032
----------------------------------------------------------------------------------------
   Total expenses                                            121,445
Less: aggregate amounts waived by Manager (Note 2)            (9,050)
Less: expenses assumed by the Manager (Note 7)               (89,312)
----------------------------------------------------------------------------------------
   Net expenses                                                                   23,083
----------------------------------------------------------------------------------------
Net investment income                                                        $    38,272
----------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss from investment transactions                                  (113,498)
Unrealized depreciation                                                       (1,844,947)
----------------------------------------------------------------------------------------
   Net realized and unrealized loss on investments                            (1,958,445)
----------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                         $(1,920,173)
========================================================================================

See notes to financial statements

CITI U.S. 1000 INDEX FUND

STATEMENT OF CHANGES IN NET ASSETS


                                                               FOR THE PERIOD
                                                              SEPTEMBER 5, 2000
                                                              (COMMENCEMENT OF
                                                               OPERATIONS) TO
                                                              DECEMBER 31, 2000
================================================================================
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income                                            $    38,272
Net realized loss from investments                                  (113,498)
Unrealized appreciation (depreciation) of investments             (1,844,947)
-------------------------------------------------------------------------------
Net decrease in net assets resulting from operations              (1,920,173)
-------------------------------------------------------------------------------
DIVIDENDS DECLARED TO SHAREHOLDERS FROM:
Net investment income (Smith Barney Shares)                          (35,896)
Net realized gain (Smith Barney Shares)                               (4,247)
Net investment income (Citi Shares)                                     (528)
Net realized gain (Citi Shares)                                          (94)
-------------------------------------------------------------------------------
Decrease in net assets from distribution to shareholders             (40,765)
-------------------------------------------------------------------------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST (Note 6):
SMITH BARNEY SHARES*
Net proceeds from sale of shares                                   1,179,002
Net asset value of shares issued to shareholders from
  reinvestment of dividends                                              622
Cost of shares repurchased                                          (879,371)
-------------------------------------------------------------------------------
Total Smith Barney shares                                            300,253
-------------------------------------------------------------------------------
CITI SHARES**
Net proceeds from sale of shares                                  15,000,321
Net asset value of shares issued to shareholders from
  reinvestment of dividends                                           40,143
Cost of shares repurchased                                          (360,371)
-------------------------------------------------------------------------------
Total Citi Shares                                                 14,680,093
-------------------------------------------------------------------------------
Net increase in net assets from transactions in
  shares of beneficial interest                                   14,980,346
-------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS                                        13,019,408
-------------------------------------------------------------------------------
NET ASSETS:
Beginning of period                                                       --
-------------------------------------------------------------------------------
End of period (including undistributed net investment
  income of $1,812)                                              $13,019,408
================================================================================
 * September 11, 2000 (Commencement of operations) to December 31, 2000.
** September 5, 2000 (Commencement of operations) to December 31, 2000.

See notes to financial statements

CITI U.S. 1000 INDEX FUND

FINANCIAL HIGHLIGHTS

                                                             SMITH BARNEY SHARES
                                                            --------------------
                                                               FOR THE PERIOD
                                                             SEPTEMBER 11, 2000
                                                              (COMMENCEMENT OF
                                                               OPERATIONS) TO
                                                              DECEMBER 31, 2000
================================================================================
Net Asset Value, beginning of period                              $  9.91
--------------------------------------------------------------------------------
Income From Operations:
Net investment income                                               0.024
Net realized and unrealized loss on investments                    (1.155)
--------------------------------------------------------------------------------
   Total from operations                                           (1.131)
--------------------------------------------------------------------------------
Less Dividends From:
Net investment income                                              (0.016)
Net realized gain                                                  (0.003)
--------------------------------------------------------------------------------
  Total from distributions                                         (0.019)
--------------------------------------------------------------------------------
Net Asset Value, end of period                                    $  8.76
================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)                         $   231
Ratio of expenses to average net assets                              0.70%*
Ratio of net investment income to average net assets                 0.58%*
Portfolio turnover                                                      7%
Total return                                                       (11.40)%**

Note: If Agents of the Fund had not voluntarily agreed to waive all or a portion of their fees for the period indicated and the expenses were not reduced for fees paid indirectly, the net investment income per share and the ratios would have been as follows:

Net investment loss per share                                     $(0.080)
RATIOS:
Expenses to average net assets                                       2.85%*
Net investment loss to average net assets                           (1.58)%*
================================================================================
 *    Annualized
**    Not Annualized

See notes to financial statements

CITI U.S. 1000 INDEX FUND
NOTES TO FINANCIAL STATEMENTS


1. SIGNIFICANT ACCOUNTING POLICIES Citi U.S. 1000 Index Fund (the "Fund") is a separate non-diversified series of CitiFunds Trust I (the "Trust"), a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Fund offers two classes of shares. The Smith Barney Shares, which commenced operations on September 11, 2000, and the Citi Shares, which commenced operations on September 5, 2000. The investment manager of the Fund is SSBCiti Fund Management LLC ("SSBC").

      The  preparation  of financial  statements in accordance  with  accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      The significant accounting policies consistently followed by the Fund are as follows:

      A. INVESTMENT SECURITY VALUATIONS Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted securities or listed securities for which last sale prices are not available are valued at last quoted bid prices. Debt securities (other than short-term obligations maturing in sixty days or less), are valued on the basis of valuations furnished by pricing services approved by the Board of Trustees which take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, and other market data, without exclusive reliance on quoted prices or exchange or over-the-counter prices. Short-term obligations, maturing in sixty days or less, are valued at amortized costs which constitute fair value as determined by the Trustees. Securities, if any, for which there are no such valuations or quotations are valued at fair value as determined in good faith by or under guidelines established by the Trustees.

      B. INCOME Interest income consists of interest accrued and discount earned, adjusted for amortization of premium or discount on long-term debt securities when required for U.S. federal income tax purposes. Dividend income is recorded on the ex-dividend date.

      C. FEDERAL TAXEs The Fund's policy is to comply with the provisions of the Internal Revenue Code available to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investment transactions. Accordingly, no provision for federal income or excise tax is necessary.

      D. DISTRIBUTIONS The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains. For the period ended December 31,

CITI U.S. 1000 INDEX FUND
NOTES TO FINANCIAL STATEMENTS

2000, the Fund reclassified $36 from undistributed net investment income to accumulated net realized losss on investments.

      E. EXPENSES The Fund bears all costs of its operations other than expenses specifically assumed by SSBC. Expenses incurred by the Trust with respect to any two or more funds or series are allocated in proportion to the average net assets of each fund, except when allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund.

      F OTHER Investment transactions are accounted for on the date the investments are purchased or sold. Realized gains and losses are determined on the identified cost basis. Distributions to shareholders and shares issuable to shareholders electing to receive distributions in shares are recorded on the ex-dividend date.

2. MANAGEMENT FEES SSBC is a subsidiary of Citigroup Inc. ("Citigroup") and acts as investment manager to the Fund. The management fee is computed at an annual rate of 0.25% of the Fund's average daily net assets. SSBChas delegated the daily management of the Fund to State Street Bank and Trust Company, which will act as a Subadviser through its State Street Global Advisors division (the "Subadviser"). The management fees paid to SSBC amounted to $11,313, of which $9,050 was waived for the period ended December 31, 2000. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Manager, all of whom receive remuneration for their services to the Trust from the Manager or its affiliates.

3. DISTRIBUTION FEES Salomon Smith Barney Inc. acts as the Fund distributor. Salomon Smith Barney Inc. ("SSB"), is a subsidiary of SSBH, as well as certain other broker-dealers, continues to sell Fund shares to the public as a member of the selling group.

      Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Fund's transfer agent and Boston Financial Data Services ("BFDS") acts as the Fund's sub-transfer agent. CFTC receives account fees and asset-based fees that vary according to the account size and type of account. BFDSis responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. For the period ended December 31, 2000, the Fund paid transfer agent fees of $5,066 to CFTC.

      Pursuant to a Distribution Plan, the Fund pays a service fee with respect to Smith Barney Shares calculated at an annual rate of 0.20% of the average daily net assets. The Service Fee amounted to $253 for the period ended December 31, 2000.

CITI U.S. 1000 INDEX FUND
NOTES TO FINANCIAL STATEMENTS (Continued)


4. PURCHASES AND SALES OF INVESTMENTS Purchases and sales of investments,  other
than   short-term   obligations,    aggregated   $15,951,844   and   $1,011,896,
respectively, for the year ended December 31, 2000.


5. FEDERAL INCOME TAX BASIS OF INVESTMENTS The cost and unrealized appreciation (depreciation) in value of the investment securities owned at December 31, 2000, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                     $ 14,923,220
===============================================================================
Gross unrealized appreciation                                      $  1,010,335
Gross unrealized depreciation                                        (2,962,438)
-------------------------------------------------------------------------------
Net unrealized depreciation                                        $ (1,952,103)
===============================================================================


6. SHARES OF BENEFICIAL INTEREST The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in shares of beneficial interest were as follows:

                                                               FOR THE PERIOD
                                                              SEPTEMBER 5, 2000
                                                              (COMMENCEMENT OF
                                                                OPERATIONS) TO
                                                              DECEMBER 31, 2000
===============================================================================
SMITH BARNEY SHARES*
Shares sold                                                        126,959
Shares issued to shareholders from
  reinvestment of distributions                                         74
Shares repurchased                                                (100,679)
-------------------------------------------------------------------------------
Net increase                                                        26,354
===============================================================================
CITI SHARES**
Shares sold                                                      1,500,034
Shares issued to shareholders from
  reinvestment of distributions                                      4,813
Shares repurchased                                                 (39,586)
-------------------------------------------------------------------------------
Net increase                                                     1,465,261
===============================================================================
 * September 11, 2000 (Commencement of Operations) to December 31, 2000.
** September 5, 2000 (Commencement of Operations) to December 31, 2000.


7. ASSUMPTION OF EXPENSES SSBChas voluntarily agreed to pay a portion of the unwaived expenses of the Fund for the year ended December 31, 2000, which amounted to $89,312.

CITI U.S. 1000 INDEX FUND
INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Trustees of the Citi U.S. 1000 Index Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Citi U.S. 1000 Index Fund of CitiFunds Trust I as of December 31, 2000, the related statement of operations, changes in net assets and financial highlights for the period September 5, 2000 (Commencement of Operations) through December 31, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the Custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Citi U.S. 1000 Index Fund as of December 31, 2000, the results of its operations, the changes in its net assets and financial highlights for the period September 5, 2000 (Commencement of Operations) through December 31, 2000, in conformity with accounting principles generally accepted in the United States of America.





                                                                    /s/ KPMG LLP

New York, New York
February 9, 2001

                       THIS PAGE INTENTIONALLY LEFT BLANK.

TRUSTEES AND OFFICERS
Elliott J. Berv
Donald M. Carlton
A. Benton Cocanougher
Mark T. Finn
Riley C. Gilley
Stephen Randolph Gross
Diana R. Harrington
Susan B. Kerley
Heath B. McLendon, PRESIDENT*
Alan G. Merten
C. Oscar Morong, Jr., CHAIRMAN
R. Richardson Pettit
Walter E. Robb, III
E. Kirby Warren

SECRETARY
Robert I. Frenkel*

TREASURER
Lewis E. Daidone*

* AFFILIATED PERSON OF INVESTMENT MANAGER

INVESTMENT MANAGER
SSB Citi Fund Management LLC

DISTRIBUTOR
Salomon Smith Barney Inc.

TRANSFER AGENT
Citi Fiduciary Trust Company
125 Broad Street, New York, NY 10004

SUB-TRANSFER AGENT AND CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

AUDITORS
KPMG LLP

This report is prepared for the information of shareholders of Citi U.S. 1000 Index Fund. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus of Citi U.S. 1000 Index Fund.

(C)2001 Citicorp     [recycle logo] Printed on recycled paper       FD02220 2/01

ANNUAL REPORT

DECEMBER 31, 2000

SMITH BARNEY
  GLOBAL TITANS
    INDEX SHARES
    A CLASS OF SHARES OF CITI GLOBAL TITANS INDEX FUND





                                                              [Citifunds logo]


--------------------------------------------------------------------------------
   INVESTMENT PRODUCTS: NOT FDIC INSURED o NO BANK GUARANTEE o MAY LOSE VALUE
--------------------------------------------------------------------------------

TABLE OF CONTENTS




Letter to Our Shareholders                                               1
 ..........................................................................
Portfolio Environment and Outlook                                        2
 ..........................................................................
Fund Facts                                                               4
 ..........................................................................
Fund Performance                                                         5
 ..........................................................................
Portfolio Highlights                                                     6
 ..........................................................................
Portfolio of Investments                                                 7
 ..........................................................................
Statement of Assets and Liabilities                                      9
 ..........................................................................
Statement of Operations                                                 10
 ..........................................................................
Statement of Changes in Net Assets                                      11
 ..........................................................................
Financial Highlights                                                    12
 ..........................................................................
Notes to Financial Statements                                           13
 ..........................................................................
Independent Auditors' Report                                            17
 ..........................................................................

LETTER TO OUR SHAREHOLDERS

[Photo omitted]

Dear Shareholder:

     We are pleased to present the annual report for the Citi(SM) Global Titans Index Fund (the "Fund") for the period ended December 31, 2000. In this report, we summarize the economic and market conditions that prevailed during 2000. A detailed summary of the Fund's performance and holdings as of December 31, 2000 can be found in the sections that follow. We hope you find this report to be useful and informative.

     The Fund seeks to provide investment results that, before fees and expenses, correspond to the performance of the Dow Jones Global Titans Index(SM). The Dow Jones Global Titans Index consists of securities of 50 companies and includes some of the world's most well known and well-established blue-chip companies.

     Thank you for your investment in the Smith Barney Global Titans Index Shares, a class of shares of the Citi Global Titans Index Fund.

Sincerely,


/s/ Heath B. McLendon
---------------------
Heath B. McLendon
President
January 5, 2001






Citi is a service mark of Citicorp.

PORTFOLIO ENVIRONMENT AND OUTLOOK

     For the period from inception on September 11, 2000 through December 31, 2000, Smith Barney Global Titans Shares produced a total return of negative 14.03%. In comparison, the Dow Jones Global Titans Index returned negative 13.76% over the same period. Over the long term, we expect the Fund's returns to slightly lag those of the Index's returns, since the Fund has fees and expenses which the Index does not. Investors in index funds such as this Fund should remember that the performance of the Fund is intended to correspond to the performance of the Index in good and bad markets, over the short and long term.

     TO A LARGE DEGREE, THE PERFORMANCE OF THE DOW JONES GLOBAL TITANS INDEX OVER THE PAST YEAR REFLECTED BROADER TRENDS IN THE GLOBAL ECONOMY. The economies of the world's developed markets--especially the United States and with the notable exception of Japan--grew robustly during the first half of 2000.
Accordingly, many global stocks rose, especially those of growth-oriented companies. However, the U.S. Federal Reserve Board (the "Fed") and other nations' central banks continued to move toward more restrictive monetary policies during the first six months of 2000 in an effort to slow economic growth and forestall long-dormant inflationary pressures.

     THE U.S. ECONOMY'S GROWTH RATE GENERALLY OUTPACED THAT OF OTHER GLOBAL REGIONS DURING THE FIRST HALF OF 2000. Partly as a result of differences in growth rates, the value of the U.S. dollar rose relative to many other foreign currencies, including the Euro.(1) This caused the values of many European investments to erode in U.S. dollar terms, for U.S. residents.

     The second half of 2000 was characterized by an economic slowdown in many global markets, including the United States. With these slowing economic conditions, many investors sold growth(2) stocks amid concerns that a slower economy might adversely affect corporate earnings. For their part, central banks throughout the world generally held interest rates steady throughout the second half of the year.

     THESE SHIFTS IN ECONOMIC GROWTH, MONETARY POLICY AND INVESTOR SENTIMENT MADE 2000 A HIGHLY VOLATILE AND CHALLENGING YEAR FOR LARGE MULTI-NATIONAL COMPANIES. Perhaps the most notable global stock market trend of 2000 was the sharp decline in prices for shares of companies in the technology and telecommunications industries. Many analysts attributed their popularity to unrestrained investor enthusiasm for companies that they believed would prosper in the "New Economy."(3) Many companies that comprise the Dow Jones Global Titans Index were negatively impacted by this trend, thereby negatively impacting the Fund's performance.






-------------------
(1) The euro is the single currency of the European Monetary Union that was adopted by Belgium, Germany, Spain, France, Ireland, Italy, Luxembourg, the Netherlands, Austria, Portugal and Finland on January 1, 1999.

(2) Growth   stocks   are   shares  of   companies   with  the   potential   for
    faster-than-average growth within their industries.

(3) The   New   Economy   represents   those   companies   in  the   technology,
    telecommunications, and Internet sectors.

      THE PRICES OF MANY TECHNOLOGY STOCKS FELL IN 2000 PRIMARILY AS A RESULT OF A COMBINATION OF EXTREMELY HIGH VALUATIONS AND SLOWING GROWTH. Among the early beneficiaries of investor enthusiasm for the technology sector were many Internet-related companies that had yet to earn a profit, but were the subject of popular speculation that they might one day grow into industry leaders.

      The enthusiasm for technology stocks grew during the first quarter of 2000, while other sectors of the stock market languished. For example, many value4-oriented stocks--such as large pharmaceuticals oil and food and beverage stocks generally declined in January, February and the first half of March 2000 because of lackluster investor interest.

      By the end of the first quarter, rising short-term interest rates had put pressure on corporate profitability. This led to a series of earnings disappointments by companies in a range of industries that continued throughout the year. This new environment of slower growth hit the technology sector particularly hard. Investors who had given little scrutiny to such old-school fundamentals as price-to-earnings ratios suddenly became concerned that technology stock valuations had risen too far, too fast. Investors were quick to sell what they deemed to be overvalued technology stocks, which fell sharply in April 2000.

      When it later appeared that the U.S. economy was slowing and inflation was likely to remain subdued, investors shifted some of their assets to stocks that have performed well historically in a slower economy, including healthcare providers. In addition, many investors favored energy stocks because of the positive effects on earnings of high crude oil prices.

      Despite a summer rally, growth stocks again declined overall in November and December, triggering a "flight to quality" that benefited mainly high-quality bonds and relatively defensive, value-oriented stocks. Indeed, by the end of December 2000, many technology stocks were trading at all-time lows and had reached valuations that made them attractive to some value-oriented investors. On the other hand, shares of financial services companies ended the year on a particularly strong note when the Fed hinted that it might cut rates in 2001.

      The moderation in U.S. growth has intensified heading into the new year. The sharp fourth-quarter sell-off in many equities has undermined consumer confidence and raised financing hurdles for business investment. Key areas of business and consumer spending have slowed sharply, triggering a pullback in manufacturing that could further undermine confidence. Fed policy has reversed course quickly, with evidence that inflation risks have faded. Yet the risk to leading global companies remains serious. We have some reservations about the earnings strength of certain segments of the economy, especially technology, basic materials and other cyclicals, whose earnings traditionally bottom-out much later in the economic cycle.


---------------
(4) Value stocks are shares that are considered to be inexpensive relative to their asset values or earning power.

FUND FACTS

FUND OBJECTIVE
The Fund's goal is to provide investment results that, before fees and expenses, correspond to the performance of the Dow Jones Global Titans Index.

INVESTMENT MANAGER                                 DIVIDENDS
SSB Citi Fund Management LLC                       Paid semi-annually, if any

SUBADVISER                                         CAPITAL GAINS
State Street Bank & Trust Company                  Distributed annually, if any
     through its State Street Global
     Advisors division

NET ASSETS AS OF 12/31/00                          INDEX
Smith Barney Shares                                Dow Jones Global Titans Index
$17,039

FUND PERFORMANCE
TOTAL RETURNS

                                                                      SINCE
                                                                     9/11/00
ALL PERIODS ENDED DECEMBER 31, 2000                                (INCEPTION)*
================================================================================
Smith Barney Shares                                                  (14.03)%
Dow Jones Global Titans Index                                        (13.76)%

* Not Annualized


GROWTH OF $10,000 INVESTED IN THE SMITH BARNEY SHARES VS. DOW JONES GLOBAL TITANS INDEX SEPTEMBER 11, 2000 (COMMENCEMENT OF OPERATION) - DECEMBER 31, 2000.

A $10,000 investment in the Smith Barney Share class of the Fund made on its inception date would have been $8,597 for Smith Barney Shares (as of 12/31/00). The graph shows how the performance of the Smith Barney Shares compares to the Index, its benchmark, over the same period.

[Data below represents line chart in the printed piece]

               Smith Barney     Dow Jones Global
                 Shares           Titans Index
               ------------     ----------------
9/5/00            10000             10000
9/30/00           9350              9174.91
10/31/00          9470              9298.96
11/30/00          8750              8601.33
12/31/00          8560              8423.83


The graph assumes all dividends and distributions are reinvested at Net Asset Value. Note: All Fund performance numbers represent past performance and are no guarantee of future results. The Fund's share price and investment return will fluctuate, so that the value of an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns include change in share price and reinvestment of dividends and distributions, if any. Total return figures are provided in accordance with SEC guidelines for comparative purposes for prospective investors and reflect certain voluntary fee waivers which may be terminated at any time. If the waivers were not in place, the Fund's returns would have been lower. Investors may not invest directly in an index.

"Dow Jones" and "Dow Jones Global Titans Index(SM)" are service marks of Dow Jones & Company, Inc. and have been licensed for use for certain purposes by SSB Citi Fund Management LLC. The Fund is based on the Dow Jones Global Titans IndexSM, is not sponsored, endorsed, sold or promoted by Dow Jones, and Dow Jones makes no representation regarding the advisability of investing in the Fund.

PORTFOLIO HIGHLIGHTS


TOP TEN EQUITY HOLDINGS AS OF DECEMBER 31, 2000
COMPANY, INDUSTRY                                               % OF NET ASSETS

General Electric Co., Industrial Conglomerates                       8.07%
 ................................................................................
Exxon Mobil Corp., Integrated Oil                                    5.13%
 ................................................................................
Cisco Systems, Inc., Computer Communications                         4.56%
 ................................................................................
Citigroup Inc., Financial Conglomerates                              4.37%
 ................................................................................
Vodafone Group Plc, ADRs, Wireless Telecommunications                3.74%
 ................................................................................
Merck & Co., Inc., Pharmaceuticals: Major                            3.67%
 ................................................................................
Nokia Corp., Telecommunications Equipment                            3.47%
 ................................................................................
Microsoft Corp., Packaged Software                                   3.35%
 ................................................................................
American International Group, Multi-Line Insurance                   3.35%
 ................................................................................
Intel Corp., Semiconductors                                          3.24%
 ................................................................................


PORTFOLIO DIVERSIFICATION AS OF DECEMBER 31, 2000

[Data below represents pie chart in the printed piece]

Major Banks                        4%
Investment Banks/Brokers           2%
Integrated Oil                    10%
Industrial Conglomerates           9%
Household Personal Care            2%
Food: Major Diversified            2%
Financial Conglomerates           10%
Electronics/Appliances             1%
Discount Stores                    2%
Computer Processing Hardware       3%
Computer Communications            5%
Beverages: Non-Alcoholic           2%
Wireless Telecommunications        4%
Tobacco                            2%
Telecommunications Equipment       4%
*Short-Term                        1%
Semiconductors                     3%
Pharmaceuticals: Major             9%
Packaged Software                  3%
Oil Refining/Marketing             2%
Multi-Line Insurance               5%
Motor Vehicles                     4%
Media Conglomerates                1%
Major Telecommunications          10%



*Includes cash and net other assets.

CITI GLOBAL TITANS INDEX FUND
PORTFOLIO OF INVESTMENTS                                       December 31, 2000

ISSUER                                           SHARES               VALUE
--------------------------------------------------------------------------------
COMMON STOCKS -- 99.4%
--------------------------------------------------------------------------------
BEVERAGES: NON ALCOHOLIC -- 2.2%
--------------------------------------------------------------------------------
Coca Cola Co.                                              1,539       $  93,783
                                                                       ---------
COMPUTER COMMUNICATIONS -- 4.6%
--------------------------------------------------------------------------------
Cisco Systems Inc.                                         5,080         194,310
                                                                       ---------
COMPUTERS PROCESSING HARDWARE -- 3.4%
--------------------------------------------------------------------------------
Hewlett Packard Co.                                        1,200          37,875
International Business
    Machines Corp.                                         1,273         108,205
                                                                       ---------
                                                                         146,080
                                                                       ---------
DISCOUNT STORES -- 2.5%
--------------------------------------------------------------------------------
Wal Mart Stores Inc.                                       2,000         106,250
                                                                       ---------
ELECTRONICS/APPLIANCES -- 1.0%
--------------------------------------------------------------------------------
Sony Corp.                                                   600          41,850
                                                                       ---------
FINANCIAL CONGLOMERATES -- 9.7%
--------------------------------------------------------------------------------
Citigroup Inc.                                             3,640         185,868
HSBC Holdings plc, ADRs                                    1,263          92,957
Ing Groep NV, ADRs                                           600          48,075
JP Morgan Chase & Co.                                        942          42,802
Lloyds TSB Group Plc                                       4,000          42,347
                                                                       ---------
                                                                         412,049
                                                                       ---------
FOOD: MAJOR DIVERSIFIED -- 1.6%
--------------------------------------------------------------------------------
Nestle SA                                                     30          69,961
                                                                       ---------
HOUSEHOLD/PERSONAL CARE -- 1.8%
--------------------------------------------------------------------------------
Procter & Gamble Co.                                         943          73,967
                                                                       ---------
INDUSTRIAL CONGLOMERATES -- 9.3%
--------------------------------------------------------------------------------
General Electric Co.                                       7,166         343,520
Siemens AG, ADRs                                             400          52,284
                                                                       ---------
                                                                         395,804
                                                                       ---------
INTEGRATED OIL -- 10.4%
--------------------------------------------------------------------------------
BP Amoco plc                                               2,732         130,794
Exxon Mobil Corp.                                          2,514         218,561
Royal Dutch Petroleum Co.                                  1,551          93,932
                                                                       ---------
                                                                         443,287
                                                                       ---------
INVESTMENT BANKS/BROKERS -- 1.5%
--------------------------------------------------------------------------------
Morgan Stanley Dean Witter
    & Co.                                                    819          64,906
                                                                       ---------
OIL REFINING/MARKETING -- 1.8%
--------------------------------------------------------------------------------
Total Fina SA,  ADRs                                      1,066           77,485
                                                                       ---------
MAJOR BANKS -- 4.1%
--------------------------------------------------------------------------------
Bank America Corp.                                        1,200           55,050
Bank Tokyo Mitsubishi
    Ltd., ADRs                                            3,300           31,969
Credit Suisse First
    Boston Corp.                                            185           35,153
UBS AG                                                      311           50,817
                                                                       ---------
                                                                         172,989
                                                                       ---------
MAJOR TELECOMMUNICATIONS -- 10.3%
--------------------------------------------------------------------------------
AT&T Corp.                                                2,700           46,744
Bellsouth Corp.                                           1,350           55,266
British Telecommunications
    plc., ADRs                                              474           41,120
Deutsche Telekom AG,
    ADRs                                                    900           26,325
France Telecom SA, ADRs                                     287           24,592
SBC Communications Inc.                                   2,448          116,892
Verizon Communications
    Inc                                                   1,952           97,844
Worldcom Inc.                                             2,082           29,278
                                                                       ---------
                                                                         438,061
                                                                       ---------
MEDIA CONGLOMERATES -- 1.0%
--------------------------------------------------------------------------------
The Walt Disney Co.                                       1,500           43,406
                                                                       ---------
MOTOR VEHICLES -- 3.7%
--------------------------------------------------------------------------------
Daimler-Chrysler AG                                         600           24,720
Ford Motor Co.                                            1,320           30,937
General Motors Corp.                                        400           20,375
Toyota Motor Co.                                          1,285           80,891
                                                                       ---------
                                                                         156,923
                                                                       ---------
MULTI-LINE INSURANCE -- 5.1%
--------------------------------------------------------------------------------
Allianz Aktiengesellschaft,
    ADRs                                                  1,034           38,775
American International
    Group                                                 1,445          142,423
Axa SA, ADRs                                                464           33,321
                                                                       ---------
                                                                         214,519
                                                                       ---------
PACKAGED SOFTWARE -- 3.4%
--------------------------------------------------------------------------------
Microsoft Corp.                                           3,285          142,487
                                                                       ---------
PHARMACEUTICALS: MAJOR -- 9.2%
--------------------------------------------------------------------------------
Johnson & Johnson Inc.                                      951           99,914
Merck & Co. , Inc.                                        1,668          156,166
Novartis AG, ADRs                                         1,899           84,980
Roche Holdings AG                                             5           50,929
                                                                       ---------
                                                                         391,989
                                                                       ---------

CITI GLOBAL TITANS INDEX FUND
PORTFOLIO OF INVESTMENTS (Continued)                           December 31, 2000

ISSUER                                                    SHARES        VALUE
--------------------------------------------------------------------------------
SEMICONDUCTORS -- 3.2%
--------------------------------------------------------------------------------
Intel Corp.                                               4,587       $  137,897
                                                                      ----------
TELECOMMUNICATIONS EQUIPMENT -- 4.2%
--------------------------------------------------------------------------------
Lucent Technologies Inc.                                  2,400           32,400
Nokia Corp.                                               3,400          147,900
                                                                      ----------
                                                                         180,300
                                                                      ----------
TOBACCO -- 1.7%
--------------------------------------------------------------------------------
Phillip Morris Companies
    Inc                                                   1,629           71,676
                                                                      ----------
WIRELESS TELECOMMUNICATIONS -- 3.7%
--------------------------------------------------------------------------------
Vodafone Group Plc, ADRs                                  4,451          159,400
                                                                      ----------
TOTAL COMMON STOCKS
    (Identified Cost
    $4,933,123)                                                        4,229,379
                                                                      ----------
SHORT-TERM OBLIGATIONS
AT AMORTIZED COST -- 0.0%
--------------------------------------------------------------------------------
Federated Prime Cash
    Obligation Fund
    4.58% due 1/02/01
    (Identified Cost $707)                                                   707
                                                                      ----------
TOTAL INVESTMENTS
    (Identified Cost
     $4,933,830)                                           99.4%      $4,230,086
OTHER ASSETS,
    LESS LIABILITIES                                        0.6           27,036
--------------------------------------------------------------------------------
NET ASSETS                                                100.0%      $4,257,122
                                                          =====       ==========
* Non-income producing security
ADRs -- American Depository Receipts

See notes to financial statements

CITI GLOBAL TITANS INDEX FUND
STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2000
================================================================================
ASSETS:
Investments, at value (Note 1A) (Identified Cost, $4,933,830)        $4,230,086
Foreign currency, at value (Cost, $89)                                       92
Cash                                                                        679
Dividends receivable                                                      4,361
Receivable for shares of beneficial interest sold                         3,000
Interest receivable                                                          38
Receivable from the Manager                                              84,218
-------------------------------------------------------------------------------
  Total assets                                                        4,322,474
-------------------------------------------------------------------------------
LIABILITIES:
Accrued expenses and other liabilities                                   65,352
-------------------------------------------------------------------------------
NET ASSETS                                                           $4,257,122
===============================================================================
NET ASSETS CONSIST OF:
Paid-in capital                                                      $4,981,376
Unrealized depreciation of investments                                 (703,741)
Accumulated net realized loss on investments                            (22,649)
Undistributed net investment income                                       2,136
-------------------------------------------------------------------------------
  Total                                                              $4,257,122
===============================================================================
COMPUTATION OF SMITH BARNEY SHARES:
Net Asset Value, offering price and redemption price per share
  ($17,039/1,985 shares outstanding)                                      $8.58
===============================================================================
COMPUTATION OF CITI SHARES:
Net Asset Value and offering price and redemption price per share
  ($4,240,083/495,554 shares outstanding)                                 $8.56
===============================================================================

See notes to financial statements

CITI GLOBAL TITANS INDEX FUND
STATEMENT OF OPERATIONS

FOR THE PERIOD SEPTEMBER 5, 2000 (COMMENCEMENT OF OPERATIONS)
                                                            TO DECEMBER 31, 2000
================================================================================
INVESTMENT INCOME  (Note 1B):
Dividend Income (net of foreign withholding tax of $414)   $  15,584
Interest Income                                                6,044
-------------------------------------------------------------------------------
                                                                      $  21,628
-------------------------------------------------------------------------------
EXPENSES:
Management fees (Note 2)                                   $   5,145
Distribution fees Smith Barney Index Shares (Note 3)              12
Custody and fund accounting fees                              24,602
Legal fees                                                    23,280
Audit fees                                                    16,000
Shareholder reports                                           12,740
Licensing fees                                                10,000
Transfer agent fees                                            7,572
Registration fees                                              1,319
Trustees fees                                                  1,300
Other                                                          5,734
-------------------------------------------------------------------------------
  Total expenses                                             107,704
Less: expenses assumed by the Manager (Note 7)               (84,218)
Less: aggregate amount waived by the Manager (Note 2)         (4,557)
-------------------------------------------------------------------------------
  Net expenses                                                           18,929
-------------------------------------------------------------------------------
Net investment income                                                     2,699
-------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss from investment transactions               (23,212)
Unrealized depreciation                                     (703,741)
-------------------------------------------------------------------------------
Net realized and unrealized loss on investments                        (726,953)
-------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                  $(724,254)
===============================================================================


See notes to financial statements

CITI GLOBAL TITANS INDEX FUND
STATEMENT OF CHANGES IN NET ASSETS


                                                                FOR THE PERIOD
                                                               SEPTEMBER 5, 2000
                                                               (COMMENCEMENT OF
                                                                OPERATIONS) TO
                                                               DECEMBER 31, 2000
================================================================================
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income                                            $    2,699
Net realized loss on investment transactions                        (23,212)
Unrealized depreciation                                            (703,741)
--------------------------------------------------------------------------------
Net decrease in net assets resulting from operations               (724,254)
--------------------------------------------------------------------------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST (Note 5):
SMITH BARNEY SHARES*
Net proceeds from sale of shares                                     42,685
Net asset value of shares issued to shareholders
   from reinvestment of dividends                                        --
Cost of shares repurchased                                          (21,714)
--------------------------------------------------------------------------------
Total Smith Barney Shares                                            20,971
--------------------------------------------------------------------------------
CITI SHARES**
Net proceeds from sale of shares                                  5,000,295
Net asset value of shares issued to shareholders
   from reinvestment of dividends                                        --
Cost of shares repurchased                                          (39,890)
--------------------------------------------------------------------------------
Total Citi Shares                                                 4,960,405
--------------------------------------------------------------------------------
Net increase in net assets from transactions
   in shares of beneficial interest                               4,981,376
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS                                        4,257,122
--------------------------------------------------------------------------------
NET ASSETS:
Beginning of period                                                      --
--------------------------------------------------------------------------------
End of period (including undistributed net investment
  income of $2,699)                                              $4,257,122
================================================================================

 * September 11, 2000 (Commencement of Operations) to December 31, 2000. ** September 5, 2000 (Commencement of Operations) to December 31, 2000.

See notes to financial statements

CITI GLOBAL TITANS INDEX FUND
FINANCIAL HIGHLIGHTS


                                                            SMITH BARNEY SHARES
                                                            --------------------
                                                               FOR THE PERIOD
                                                             SEPTEMBER 11, 2000
                                                              (COMMENCEMENT OF
                                                               OPERATIONS) TO
                                                              DECEMBER 31, 2000
================================================================================
Net Asset Value, beginning of period                                $9.98
--------------------------------------------------------------------------------
Income From Operations:
Net investment loss                                                (0.024)
Net realized and unrealized loss on investments                    (1.376)
--------------------------------------------------------------------------------
   Total from operations                                           (1.400)
--------------------------------------------------------------------------------
Less Dividends From:
Net investment income                                                  --
Net realized gains on investments                                      --
--------------------------------------------------------------------------------
    Total distributions                                                --
--------------------------------------------------------------------------------
Net Asset Value, end of period                                      $8.58
================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period                                         $17,039
Ratio of expenses to average net assets                              1.91%*
Ratio of net investment loss to average net assets                  (0.79)%*
Portfolio turnover                                                      8%
Total return                                                       (14.03)%**

Note: If Agents of the Fund had not voluntarily agreed to waive all or a portion of their fees for the period, the expenses were not reduced for fees paid indirectly, the Manager had not voluntarily assumed expenses, the net investment income per share and the ratios would have been as follows:

Net investment loss per share                                     $(0.230)
RATIOS:
Expenses to average net assets                                       8.33%*
Net investment loss to average net assets                           (7.21)%*
================================================================================
  *  Annualized
 **  Not annualized

See notes to financial statements

CITI GLOBAL TITANS INDEX FUND
NOTES TO FINANCIAL STATEMENTS


1. SIGNIFICANT ACCOUNTING POLICIES Citi Global Titans Index Fund (the "Fund") is a separate non-diversified series of CitiFunds Trust I (the "Trust"), a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Fund offers two classes of shares: the Smith Barney Shares, which commenced operations on September 11, 2000, and the Citi Shares, which commenced operations on September 5, 2000. The investment manager of the Fund is SSB Citi Fund Management LLC ("SSBC").

     The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     The significant accounting policies consistently followed by the Fund are as follows:

     A. INVESTMENT SECURITY VALUATIONS Equity securities in the portfolio are valued at the last sale price on the exchange on which they are primarily traded, or at the quoted bid price for securities in which there were no sales during the day or for unlisted securities not reported on the NASDAQ system. Securities listed on a foreign exchange are valued at the last quoted sale price available. Short-term obligations maturing in sixty days or less, are valued at amortized cost, which constitutes fair value as determined by the Trustees. Portfolio securities for which there are no such quotations of valuations are valued at fair value as determined in good faith by or at the direction of the Trustees. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the New York Stock Exchange and may also take place on days which the New York Stock Exchange is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time of Fund valuation, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Trustees.

     B. FOREIGN CURRENCY TRANSLATION The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Translation of foreign currency includes net exchange gains and losses, disposition of foreign currency and the difference between the amount of investment income, expenses and foreign taxes withheld recorded and the actual amount received or paid.

CITI GLOBAL TITANS INDEX FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

     C. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS The Fund may enter into forward foreign currency exchange contracts ("contracts") in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Fund could be exposed to risks if the counter-parties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

     D. INCOME Interest income consists of interest accrued and discount earned, adjusted for amortization of premium or discount on long-term debt securities when required for U.S. federal income tax purposes. Dividend income is recorded on the ex-dividend date.

     E. FEDERAL TAXES The Fund's policy is to comply with the provisions of the Internal Revenue Code available to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investment transactions. Accordingly, no provision for federal income or excise tax is necessary. At December 31, 2000, the Fund, for federal income tax purposes, had a capital loss carryover of $6,543 which will expire on December 31, 2008. Such capital loss carryover will reduce the Fund's taxable income arising from future net realized gain on investment transactions, if any, to the extent permitted by the Internal Revenue code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax.

     F. DISTRIBUTIONS The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains. For the period ended December 31, 2000, the Fund reclassified $563 from net investment income to accumulated net realized loss on investments.

     G. EXPENSES The Fund bears all costs of its operations other than expenses specifically assumed by SSBC. Expenses incurred by the Trust with respect to any two or more funds or series are allocated in proportion to the average net assets of each fund, except when allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund.

CITI GLOBAL TITANS INDEX FUND
NOTES TO FINANCIAL STATEMENTS

     H. OTHER Investment transactions are accounted for on the date the investments are purchased or sold. Realized gains and losses are determined on the identified cost basis. Distributions to shareholders and shares issuable to shareholders electing to receive distributions in shares are recorded on the ex-dividend date.

2. MANAGEMENT FEES SSBC is a subsidiary of Citigroup Inc. ("Citigroup") and acts as investment manager to the Fund. The management fee is computed at an annual rate of 0.35% of the Fund's average daily net assets. SSBChas delegated the daily management of the Fund to State Street Bank and Trust Company, which will act as Subadviser through its State Street Global Advisors division. The management fees paid to SSBC amounted to $5,145, of which $4,557 was waived for the period ended December 31, 2000. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Manager, all of whom receive remuneration for their services to the Trust from the Manager or its affiliates.

3. DISTRIBUTION FEES Salomon Smith Barney Inc. acts as the Funds distributor. Salomon Smith Barney Inc. ("SSB"), is a subsidiary of Salomon Smith Barney Holding Inc. ("SSBH"), as well as certain other broker-dealers, continues to sell Fund shares to the public as a member of the selling group.

     Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Fund's transfer agent and Boston Financial Data Services ("BFDS") acts as the Fund's sub-transfer agent. CFTC receives fees and asset-based fees that vary according to the account size and type of account. BFDSis responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. For the period ended December 31, 2000, the Fund paid transfer agent fees of $12,611 to CFTC.

     Pursuant to a Distribution Plan, the Fund pays a service fee with respect to Smith Barney Index Shares calculated at an annual rate of 0.20% of the average daily net assets. The Service Fee amounted to $12 for the period ended December 31, 2000.

4. PURCHASES AND SALES OF INVESTMENTS Purchases and sales of investments, other than short-term obligations, aggregated $5,324,220 and $368,448, respectively, for the year ended December 31, 2000.

5. FEDERAL INCOME TAX BASIS OF INVESTMENTS The cost and unrealized appreciation (depreciation) in value of the investment securities owned at December 31, 2000, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                       $4,949,936
================================================================================
Gross unrealized appreciation                                          $199,556
Gross unrealized depreciation                                          (919,403)
--------------------------------------------------------------------------------
Net unrealized depreciation                                           $(719,847)
================================================================================

CITI GLOBAL TITANS INDEX FUND
NOTES TO FINANCIAL STATEMENTS (Continued)


6. SHARES OF BENEFICIAL INTEREST The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in shares of beneficial interest were as follows:

                                                               FOR THE PERIOD
                                                              SEPTEMBER 5, 2000
                                                              (COMMENCEMENT OF
                                                               OPERATIONS) TO
                                                              DECEMBER 31, 2000
================================================================================
SMITH BARNEY SHARES*
Shares sold                                                          4,525
Shares issued to shareholders from
  reinvestment of distributions                                         --
Shares repurchased                                                  (2,540)
--------------------------------------------------------------------------------
Smith Barney net increase                                            1,985
================================================================================
CITI SHARES**
Shares sold                                                        500,031
Shares issued to shareholders from
  reinvestment of distributions                                         --
Shares repurchased                                                  (4,477)
--------------------------------------------------------------------------------
Citi net increase                                                  495,554
================================================================================
 * September 11, 2000 (Commencement of Operations) to December 31, 2000.
** September 5, 2000 (Commencement of Operations) to December 31, 2000.

7. ASSUMPTION OF EXPENSES SSBC has voluntarily agreed to pay a portion of the unwaived expenses of the Fund for the year ended December 31, 2000, which amounted to $84,218.

CITI GLOBAL TITANS INDEX FUND
INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Trustees of the Citi Global Titans Index Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Citi Global Titans Index Fund of CitiFunds Trust I as of December 31, 2000, the related statement of operations, changes in net assets and financial highlights for the period September 5, 2000 (Commencement of Operations) through December 31, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Citi Global Titans Index Fund as of December 31, 2000, the results of its operations, the changes in its net assets and financial highlights for the period September 5, 2000 through December 31, 2000, in conformity with accounting principles generally accepted in the United States of America.




                                                                    /s/ KPMG LLP


New York, New York
February 9, 2001

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







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








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

TRUSTEES AND OFFICERS
Elliott J. Berv
Donald M. Carlton
A. Benton Cocanougher
Mark T. Finn
Riley C. Gilley
Stephen Randolph Gross
Diana R. Harrington
Susan B. Kerley
Heath B. McLendon*, PRESIDENT
Alan G. Merten
C. Oscar Morong, Jr., CHAIRMAN
R. Richardson Pettit
Walter E. Robb, III
E. Kirby Warren

SECRETARY
Robert I. Frenkel*

TREASURER
Lewis E. Daidone*

  * AFFILIATED PERSON OF INVESTMENT MANAGER

INVESTMENT MANAGER
SSB Citi Fund Management LLC

DISTRIBUTOR
Salomon Smith Barney Inc.

TRANSFER AGENT
Citi Fiduciary Trust Company
125 Broad Street, New York, NY 10004

SUB-TRANSFER AGENT AND CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

AUDITORS
KPMG LLP

This report is prepared for the information of shareholders of Citi Global Titans Index Fund. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus of Citi Global Titans Index Fund.


(C)2001 Citicorp       [recycle logo] Printed on recycled paper     FD02218 2/01

ANNUAL REPORT

DECEMBER 31, 2000

     SMITH BARNEY U.S.
      U.S. BOND
        INDEX FUND
          A CLASS OF SHARES OF CITI U.S. BOND INDEX FUND


                                                                [Citifunds Logo]
                                                                ---------------




--------------------------------------------------------------------------------
   INVESTMENT PRODUCTS: NOT FDIC INSURED o NO BANK GUARANTEE o MAY LOSE VALUE
--------------------------------------------------------------------------------

TABLE OF CONTENTS

Letter to Our Shareholders                                                     1
 ................................................................................
Portfolio Environment and Outlook                                              2
 ................................................................................
Fund Facts                                                                     4
 ................................................................................
Portfolio Highlights                                                           4
 ................................................................................
Fund Performance                                                               5
 ................................................................................
Portfolio of Investments                                                       6
 ................................................................................
Statement of Assets and Liabilities                                           11
 ................................................................................
Statement of Operations                                                       12
 ................................................................................
Statement of Changes in Net Assets                                            13
 ................................................................................
Financial Highlights                                                          14
 ................................................................................
Notes to Financial Statements                                                 15
 ................................................................................
Independent Auditors' Report                                                  18
 ................................................................................

LETTER TO OUR SHAREHOLDERS

[Photo omitted]

Dear Shareholder:

     We are pleased to present the annual report for the Citi(SM) U.S. Bond Index Fund (the "Fund") for the period ended December 31, 2000. In this report, we summarize the economic and market conditions that prevailed during 2000. A detailed summary of the Fund's performance and holdings as of December 31, 2000 can be found in the sections that follow. We hope you find this report to be useful and informative.

     The Fund seeks to provide investment results that, before fees and expenses, correspond to the performance of the Lehman Brothers Aggregate Bond Index (Lehman Bond Index). The Lehman Bond Index measures the total universe of the public investment-grade fixed income securities in the U.S., including government, corporate, mortgage-backed, asset-backed, and international U.S. dollar-denominated bonds, all with maturities of over one year.

     Thank you for your investment in the Smith Barney U.S. Bond Index Shares, a class of shares of the Citi U.S. Bond Index Fund.

Sincerely,




/s/ Heath B. McLendon
---------------------
Heath B. McLendon
President
January 5, 2001



Citi is a service mark of Citicorp.

PORTFOLIO ENVIRONMENT AND OUTLOOK

     For the period from inception on September 11, 2000 through December 31, 2000, Smith Barney U.S. Bond Index Shares produced a total return of 4.61%. In comparison, the Lehman Brothers Aggregate Bond Index (the "Index") returned 4.81% over the same period. Over the long term, the Fund aims to achieve returns that replicate those of the Index. However, since the Fund has fees and expenses which the Index does not, the Fund's performance may slightly lag that of the Index. Investors in index funds such as this should remember that the performance of the Fund is intended to correspond to the performance of the Index in good and bad markets, over the short and long term.

     THE U.S. ECONOMY GREW ROBUSTLY DURING THE FIRST SIX MONTHS OF 2000. In response, the Federal Reserve Board (the "Fed") raised short-term interest rates three times during the first half of 2000, for a total increase during the reporting period of 1.00%. Most areas of the U.S. bond market -- with the notable exception of U.S. Treasury securities -- languished in this environment because of concerns regarding a possible inflation, which has the potential of eroding the value of bond's future principal and interest payments.

     By contrast, during the second half of the year, most areas of the bond market benefited when signs of an economic slow-down caused interest rates to decline. Economic growth fell from a 5.6% annualized rate in the second quarter of 2000 to just 2.2% in the third quarter, the weakest performance in four years. With inflation perceived by many to be no longer a serious threat, high-quality bond prices rose overall.

     THE U.S BOND MARKET GENERALLY ENJOYED A SOLID YEAR IN 2000. In addition to benefiting from slower economic growth later in the year, U.S Treasury and agency securities responded positively early in the year to supply-and-demand factors. High-quality corporate bonds, mortgage-backed securities, asset-backed securities and U.S. dollar-denominated foreign government bonds also provided relatively attractive returns. Investment-grade corporate bonds had a relatively volatile and difficult year, primarily because of credit concerns related to a declining stock market and a slower economy.

     What factors enabled U.S. Treasury securities to perform well during the reporting period? During the first quarter of 2000, the federal government announced that it would buy back $30 billion of long-term U.S. Treasury bonds and would borrow less in the future, leading to a decrease in the supply of U.S. Treasury securities. Yet, at the same time, demand rose from domestic and international investors seeking to protect wealth derived from the strong economy.

     In addition, when inflation concerns began to adversely affect the stock market in the spring, additional demand was created as investors engaged in a "flight to quality," shifting assets from stock to relatively safe havens in the bond market. These influences caused long-term U.S. Treasury bond yields to fall below those of shorter-term bonds, resulting in a condition known as an INVERTED YIELD CURVE. This condition persisted until late in the year, when hints that the Fed might begin to reduce interest rates caused short-term yields to decline, essentially "catching up" to their long-term counterparts.

     U.S. government agency securities were significantly influenced by political events early in the year. Certain government officials questioned the investment policies of FNMA ("Fannie Mae") and FHLMC ("Freddie Mac"), causing the prices of these agencies' securities -- which are indirect obligations to the U.S. government -- to fall temporarily. These troubles caused many investors to shift assets into GNMA securities, which are direct government obligations, which enhanced the performance of GNMAs. However, Fannie Mae and Freddie Mac securities subsequently rallied strongly as political concerns abated. Strong real estate markets boosted the performance of non-agency mortgage-backed securities as well, including commercial mortgage-backed securities, and certain asset-backed securities.

     Although corporate bonds represented the worst-performing market sector of 2000, generally those rated single-A or above fared relatively well, while triple-B credits did relatively poorly. On one hand, investors tended to shy away from corporate debt as the economy weakened. On the other hand, corporate bond yields were quite high compared to government bond yields, attracting interest from institutional investors and individuals seeking high levels of current income.

     The popular question these days is how long the current slowdown will last and how much the Fed will have to cut rates to stimulate a turnaround in the economy. The pace and extent of the rate cuts should be major factors that determine how much lower rates can go. In the aftermath of the rather aggressive Fed rate cuts totalling 100 basis points early in 2001, we expect ultimately a low federal funds rate of about 5% in this easing cycle. We also expect that yields will decline even more from current levels. With respect to corporate bonds, we think the Fed will need to continue to lower rates aggressively in order to maintain confidence among corporate bond investors.

     The broad mix of financial conditions, especially as reflected in equities and credit spreads, will be a key indication of how soon a recovery can begin. At present, financial conditions are improving only haltingly and are, on balance, considerably tighter than normal, suggesting that economic activity will be sluggish into midyear. We therefore expect the bond market to perform well through midyear, while the risks of possibly higher inflation from strong economic growth may begin to negatively impact the bond market in the latter half of 2001.

FUND FACTS
FUND OBJECTIVE
The Fund's goal is to provide investment results that, before fees and expenses, correspond to the performance of the Lehman Brothers Aggregate Bond Index.

INVESTMENT MANAGER                                 DIVIDENDS
SSB Citi Fund Management LLC                       Paid monthly, if any

SUBADVISER                                         CAPITAL GAINS
State Street Bank & Trust Company                  Distributed annually, if any
through its State Street Global
Advisors division

NET ASSETS AS OF 12/31/00                          INDEX
Smith Barney Shares                                Lehman Brothers Aggregate
$37,328                                            Bond Index



PORTFOLIO HIGHLIGHTS

PORTFOLIO DIVERSIFICATION AS OF DECEMBER 31, 2000

[Data below represents pie chart in the printed piece]


Yankee Bonds                                  2%
Government National Mortgage Association      7%
Mortgage Backed Securities/Passthroughs      26%
Domestic Corporations                        18%
*Short-Term                                   2%
United States Agency Obligations             19%
United States Treasury Notes                 15%
Uited States Treasury Bonds                  11%


*Includes cash and net assets

FUND PERFORMANCE
TOTAL RETURNS

                                                                      SINCE
                                                                     9/11/00
ALL PERIODS ENDED DECEMBER 31, 2000                                (INCEPTION)*
================================================================================
Smith Barney Shares                                                   4.61%
Lehman Brothers Aggregate Bond Index                                  4.81%

* Not Annualized

GROWTH OF $10,000 INVESTED IN THE SMITH BARNEY SHARES
VS. LEHMAN BROTHERS AGGREGATE BOND INDEX
SEPTEMBER 11, 2000 (COMMENCEMENT OF OPERATIONS) - DECEMBER 31, 2000.

A $10,000 investment in Smith Barney Share class of the Fund made on inception date would have been $10,461 (as of 12/31/00). The graph shows how the performance of the Smith Barney Shares compares to the Index, its benchmark, over the same period.


[Data below represents line chart in the printed piece]

                                  Lehman Brothers
                Smith Barney      Aggregate Bond
                   Shares             Index
                ------------      ---------------
9/11/00            10000             10000
9/30/00            10063.9           10057
10/31/00           10092.9           10123.4
11/30/00           10263.7           10289.4
12/31/00           10460.8           10480.8


The graph assumes all dividends and distributions are reinvested at Net Asset Value.

All Fund performance numbers represent past performance and are no guarantee of future results. The Fund's share price and investment return will fluctuate, so that the value of an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns include change in share price and reinvestment of dividends and distributions, if any. Total return figures are provided in accordance with SEC guidelines for comparative purposes for prospective investors and reflect certain voluntary fee waivers which may be terminated at any time. If the waivers were not in place, the Fund's returns would have been lower. Investors may not invest directly in an index.

"Lehman Brothers Aggregate Bond Index"(R) is a trademark of Lehman Brothers. The Fund is not sponsored, endorsed, sold or promoted by the Index, and the Index is not in any way affiliated with the Fund. The sponsor of the Index makes no representation or warranty, implied or express, regarding the advisability of investing in the Fund.

CITI U.S. BOND INDEX FUND
PORTFOLIO OF INVESTMENTS                                       December 31, 2000

                                               PRINCIPAL
                                                AMOUNT
ISSUER                                      (000'S OMITTED)             VALUE
--------------------------------------------------------------------------------
FIXED INCOME -- 120.3%
--------------------------------------------------------------------------------
CORPORATE BONDS -- 17.9%
--------------------------------------------------------------------------------
Abn Amro Bank
    7.25% due 5/31/05                            30                 $   31,045
AT&T Corp.,
    5.625% due 3/15/04                           20                     19,065
    6.00% due 3/15/09                            15                     13,417
    6.50% due 3/15/29                            30                     23,978
Abbey National Plc
    6.69% due 10/17/05                           15                     15,184
Abitibi Consolidated Inc.
    8.85% due 8/01/30                            10                      9,536
Alcoa Inc.
    7.375% due 8/01/10                            5                      5,278
All State Corp.
    7.20% due 12/01/09                           25                     25,803
Anheuser Busch Cos Inc.
    7.10% due 6/15/07                            25                     25,700
Archer Daniels Midland Co.
    7.50% due 3/15/27                            20                     19,650
Associates Corp.
    5.75% due 11/01/03                           30                     29,630
    6.25% due 11/01/08                           15                     14,535
Atlantic Richfield Co.
    5.55% due 4/15/03                            20                     19,878
BSCH Issuances Ltd
    7.625% due 9/14/10                            5                      5,021
Bank Of America
    7.80% due 2/15/10                            30                     31,221
Bank New York Inc.
    6.50% due 12/01/03                           10                     10,087
Bank One Corp.
    7.625% due 8/01/05                           20                     20,712
    7.875% due 8/01/10                           30                     31,251
Bankamerica Corp.
    6.625% due 6/15/04                           40                     40,351
Bear Stearns Cos Inc.
    7.625% due 2/01/05                           20                     20,717
    7.80% due 8/15/07                            25                     25,827
Bellsouth Capital Funding Corp.
    7.75% due 2/15/10                            20                     21,182
    7.875% due 2/15/30                            5                      5,156
British Telecommunications
    7.625% due 12/15/05                          10                     10,117
Burlington Northern Corp.
    6.75% due 3/15/29                            25                     22,510
Chase Manhattan Corp.
    7.875% due 6/15/10                           20                     21,248
Chrysler Corp.
    7.45% due 3/01/27                             5                      4,448
Cit Group Inc.
    7.125% due 10/15/04                          30                     29,985
Citigroup Inc.
    5.80% due 3/15/04                            40                     39,554
    6.20% due 3/15/09                            15                     14,566
Coastal Corp.
    7.75% due 6/15/10                            10                     10,571
Coca Cola Enterprises Inc.
    6.95% due 11/15/26                           25                     24,342
Comcast Cable Communications
    8.375% due 5/01/07                           15                     16,273
Conagra Inc.
    8.25% due 9/15/30                             5                      5,478
Conoco Inc.
    6.95% due 4/15/29                            20                     19,486
Cox Communications Inc.
    6.875% due 6/15/05                           15                     15,128
Daimler Chrysler
    7.20% due 9/1/09                             20                     19,116
    6.90% due 9/1/04                             25                     24,623
Delta Air Lines Inc.
    7.90% due 12/15/09                           10                      9,577
    7.57% due 5/18/12                            30                     31,501
Deutsche Bank Financial Inc.
    6.70% due 12/13/06                           15                     15,114
Deutsche Telekom International
    7.75% due 6/15/05                            20                     20,346
    8.00% due 6/15/10                            10                     10,157
    8.25% due 6/15/30                            10                      9,824
Diageo Capital Plc
    6.625% due 6/24/04                           20                     20,185
Disney Walt Co.
    7.30% due 2/8/05                             25                     26,208
Dominion Res Inc.
    7.625% due 7/15/05                           25                     26,102
Dow Chemical Co.
    7.375% due 11/01/29                          10                     10,011
Du Pont E I De Nemours & Co.
    6.875% due 10/15/09                          30                     30,877
Duke Cap Corp.
    7.25% due 10/01/04                           25                     25,591
Dynegy Inc.
    7.45% due 7/15/06                            25                     25,502
Edison International
    6.875% due 9/15/04                           20                     16,323
El Paso Energy Corp.
    6.75% due 5/15/09                            10                      9,897
Emerson Elec Co.
    7.875% due 6/01/05                           15                     16,083
Enersis S A
    7.40% due 12/01/16                            5                      4,508
Enron Corp.
    7.375% due 5/15/19                           10                     10,101

CITI U.S. BOND INDEX FUND PORTFOLIO
PORTFOLIO OF INVESTMENTS                                     December 31, 2000

                                               PRINCIPAL
                                                AMOUNT
ISSUER                                      (000'S OMITTED)             VALUE
--------------------------------------------------------------------------------
CORPORATE BONDS -- CONT'D
--------------------------------------------------------------------------------
Eop Oper Ltd Partnership
    7.375% due 11/15/03                          30                 $   30,486
    7.75% due 11/15/07                           20                     20,504
Federated Dept Stores Inc Del
    6.90% due 4/01/29                            10                      7,975
First Union Corp.
    7.55% due 8/18/05                            75                     77,345
Fleetboston Financial Corp.
    7.25% due 9/15/05                            20                     20,567
Ford Motor Co.
    6.375% due 2/01/29                            5                      4,044
    7.45% due 7/16/31                            45                     41,650
Ford Motor Credit Co.
    5.75% due 2/23/04                            40                     38,962
    6.70% due 7/16/04                            30                     29,983
    7.375% due 10/28/09                          30                     29,924
    7.50% due 6/15/03                            50                     51,157
    7.875% due 6/15/10                           30                     30,860
GTE Corp.
    6.94% due 4/15/28                            35                     32,120
General Electric Capital Corp.
    6.80% due 11/01/05                           25                     25,851
    7.00% due 2/03/03                            60                     61,412
    7.375% due 1/19/10                           20                     21,592
General Motors Acceptance Corp.
    5.85% due 1/14/09                            40                     36,659
    6.85% due 6/17/04                            40                     40,170
Georgia-Pacific Corp.
    7.75% due 11/15/29                           10                      8,107
Goldman Sachs Group Inc.
    7.625% due 8/17/05                           25                     26,067
Heller Financial Inc.
    7.875% due 5/15/03                           25                     25,641
Hewlett Packard Co.
    7.15% due 6/15/05                            10                     10,299
Honeywell International I
    7.50% due 3/01/10                            10                     10,837
Household Finance Corp.
    6.00% due 5/01/04                            20                     19,638
    7.875% due 3/01/07                           25                     26,271
    8.00% due 5/09/05                            25                     26,216
International Business Machines
    6.50% due 1/15/28                             5                      4,556
International Paper Co.
    8.00% due 7/08/03                            50                     51,873
    8.125% due 7/08/05                           20                     20,765
Koninklijke Kpn
    8.375% due 10/01/30                           5                      4,575
Kroger Co.
    7.00% due 5/01/18                             5                      4,685
    8.05% due 2/01/10                            25                     26,546
Lehman Bros Holdings
    7.75% due 1/15/05                            40                     41,422
Lockheed Martin Corp.
    7.875% due 3/15/23                           20                     19,215
    8.50% due 12/01/29                           10                     11,317
Lucent Technologies Inc.
    6.45% due 3/15/29                            10                      6,734
MTR Corp. Ltd
    7.50% due 11/08/10                           25                     25,943
Marconi Plc
    7.75% due 9/15/10                            10                      9,597
    8.375% due 9/15/30                            5                      4,553
Martin Marietta Corp.
    6.50% due 4/15/03                            10                     10,003
MBNA America Bank
    7.75% due 9/15/05                            10                     10,220
Merrill Lynch & Co Inc.
    6.00% due 2/12/03                            50                     49,816
    6.375% due 10/15/08                          15                     14,659
    6.875% due 11/15/18                           5                      4,694
Mid American Funding Llc
    6.927% due 3/01/29                            5                      4,513
Morgan J P & Co Inc.
    5.75% due 2/25/04                            25                     24,600
Morgan Stanley Group Inc.
    5.625% due 1/20/04                           50                     49,064
Motorola Inc.
    6.50% due 11/15/28                           10                      8,406
Nabisco Inc.
    7.05% due 7/15/07                            50                     49,180
Nationsbank Corp.
    6.80% due 3/15/28                            10                      8,664
News American Holdings Inc.
    9.25% due 2/01/13                            10                     10,713
    8.00% due 10/17/16                           10                      9,038
News American Inc.
    7.625% due 11/30/28                           5                      4,286
Niagara Mohawk Power Corp.
    7.75% due 10/01/08                           10                     10,403
Nisource Finance Corp.
    7.50% due 11/15/03                           50                     50,731
    7.625% due 11/15/05                         150                    154,620
Norfolk Southern Corp.
    7.80% due 5/15/27                            30                    30,609
Norsk Hydro A S
    7.25% due 9/23/27                            10                      9,754
Occidental Petroleum Corp.
    7.375% due 11/15/08                          10                     10,276

CITI U.S. BOND INDEX FUND PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)                         December 31, 2000


                                               PRINCIPAL
                                                AMOUNT
ISSUER                                      (000'S OMITTED)             VALUE
--------------------------------------------------------------------------------
CORPORATE BONDS -- CONT'D
--------------------------------------------------------------------------------
Pacific Gas & Elecectric Co.
    8.375% due 5/01/2025                         15                 $   13,074
    7.375% due 11/01/05                          10                      8,344
Pepsi Bottling Group Inc.
    7.00% due 3/01/29                            10                      9,863
Petroleum Geo Svcs
    7.125% due 3/30/28                            5                      4,069
Philip Morris Cos Inc.
    7.00% due 7/15/05                            35                     34,952
Phillips Petroleum Co.
    7.00% due 3/30/29                            10                      9,536
    8.50% due 5/25/05                            10                     10,819
    8.75% due 5/25/10                            20                     22,885
PPG Industries Inc.
    7.05% due 8/15/09                            20                     19,481
Procter & Gamble Co.
    6.60% due 12/15/04                           25                     25,674
Qwest Capital Funding Inc.
    7.75% due 8/15/06                            40                     41,673
Raytheon Co.
    6.50% due 7/15/05                            20                     19,900
    6.55% due 3/15/10                            25                     24,388
    5.70% due 11/01/03                           10                      9,758
Rohm & Haas Co.
    7.40% due 7/15/09                            10                     10,246
Royal Kpn Nv
    8.00% due 10/01/10                            5                      4,831
    7.50% due 10/01/05                            5                      4,832
Safeway Inc.
    6.05% due 11/15/03                           20                     19,827
    7.50% due 9/15/09                            10                     10,445
Southern Ca Edison Co.
    7.20% due 11/03/03                           25                     21,288
Sprint Cap Corp.
    6.875% due 11/15/28                          20                     16,172
    6.90% due 5/01/19                            10                      8,394
Suntrust Banks Inc.
    6.125% due 2/15/04                           20                     19,825
    7.75% due 5/01/10                            10                     10,489
Telefonica Europe Bv
    7.35% due 9/15/05                            20                     20,205
    7.75% due 9/15/10                            25                     25,315
    8.25% due 9/15/30                             5                      4,992
Texaco Cap Inc.
    5.50% due 1/15/09                            15                     14,305
Time Warner Inc.
    6.625% due 5/15/29                           25                     22,396
    8.11% due 8/15/06                            80                     85,638
    9.125% due 1/15/13                           20                     23,246
Tosco Corp.
    8.125% due 2/15/30                           15                     16,138
TXU Eastern Funding Co.
    6.45% due 5/15/25                            15                     14,594
Tyco Intl Group
    6.375% due 6/15/05                           20                     19,932
    6.875% due 1/15/29                            5                      4,628
U S West Capital Funding Inc.
    6.875% due 7/15/28                           10                      8,832
U.S. West Communications Inc.
    7.20% due 11/01/04                           25                     25,422
Unilever Capital Corp.
    6.875% due 11/01/05                          60                     61,945
Union Pacific Corp.
    6.625% due 2/01/29                           10                      8,967
Union Pacific Resource
    Group Inc.
    7.95% due 4/15/29                           10                      10,681
United Airlines Pass-Thru
    7.186% due 4/01/11                           15                     15,299
United Technologies Corp.
    7.125% due 11/15/10                          10                     10,552
    7.50% due 9/15/29                            10                     10,663
U.S. Airways Passthru Trusts
    7.89% due 3/01/19                            10                     10,430
Valero Energy Corp New
    8.75% due 6/15/30                             5                      5,518
Verizon Global Funding Corp.
    6.75% due 12/01/05                           10                     10,100
    7.25% due 12/01/10                           10                     10,209
    7.75% due 12/01/30                            5                      5,124
Viacom Inc.
    7.75% due 6/01/05                            50                     51,901
    7.875% due 7/30/30                           25                     25,617
Vodafone Airtouch Plc
    7.75% due 2/15/10                            20                     20,697
Wachovia Corp.
    6.875% due 10/15/03                          50                     50,638
Wal Mart Stores Inc.
    6.875% due 8/10/09                           60                     62,615
    7.55% due 2/15/30                            20                     22,146
Wells Fargo & Co.
    7.25% due 8/24/05                            15                     15,558
    7.55% due 6/21/10                            20                     21,206
    7.00% due 11/1/05                            10                     10,271
Weyerhaeuser Co.
    6.95% due 10/01/27                           10                      8,638
Williams Cos Inc.
    7.625% due 7/15/19                           20                     19,790
Worldcom Inc.
    6.40% due 8/15/05                            40                     38,510
    8.25% due 5/15/10                            15                     15,527
                                                                   -----------
                                                                     3,758,953
                                                                   -----------

CITI U.S. BOND INDEX FUND PORTFOLIO
PORTFOLIO OF INVESTMENTS                                     December 31, 2000

                                               PRINCIPAL
                                                AMOUNT
ISSUER                                      (000'S OMITTED)             VALUE
--------------------------------------------------------------------------------
MORTGAGE OBLIGATIONS -- 33.4%
--------------------------------------------------------------------------------
MORTGAGE BACKED
SECURITIES/PASSTHROUGHS -- 25.8%
--------------------------------------------------------------------------------
Federal Express Corp.Trust
    6.72% due 1/15/22                            10                 $    9,796
Federal Home Loan
    Mortgage Corp.
    7.50% due TBA                             2,300                  2,335,213
Federal National
    Mortgage Association
    6.50% due TBA                             2,100                  2,071,125
    6.00% due 2/01/15                           495                    488,434
    7.00% due 9/01/15                           495                    500,243
                                                                    ----------
                                                                     5,404,811
                                                                    ----------
GOVERNMENT NATIONAL
MORTGAGE ASSOCIATION -- 7.6%
--------------------------------------------------------------------------------
    6.00% due 1/15/29                           569                    551,674
    6.00% due 5/15/29                           121                    117,269
    8.00% due 9/15/30                           607                    622,887
    8.00% due 11/15/30                          293                    300,646
                                                                    ----------
                                                                     1,592,476
                                                                    ----------
Total Mortgage Obligations                                           6,997,287
                                                                    ----------
YANKEE BONDS -- 2.6%
--------------------------------------------------------------------------------
British Telecommunications
    8.125% due 12/15/10                          10                     10,110
Canadian National Royal Co
    6.90% due 7/15/28                            20                     18,693
Canada Government
    6.375% due 11/30/04                          35                     35,781
Chile Republic
    6.875% due 4/28/09                            5                      4,863
Italy Republic
    6.875% due 9/27/23                           20                     20,659
Italy Republic
    7.25% due 2/07/05                            40                     42,123
Korea Republic
    8.875% due 4/15/08                           20                     21,539
Malaysia
    8.75% due 6/01/09                            10                     10,851
Manitoba Prov Cda
    7.50% due 2/22/10                            20                     21,916
Mexico United Mexican Sts
    9.875% due 1/15/07                           35                     37,013
Mexico United Mexican Sts
    11.375% due 9/15/16                          30                     35,010
Mexico United Mexican Sts
    11.50% due 5/15/26                            5                      6,088
Ontario Province of Canada
    6.00% due 2/21/06                            50                     50,119
Peoples Republic of China
    7.30% due 12/15/08                           10                     10,286
Quebec Province Canada
    5.75% due 2/15/09                            15                     14,442
Quebec Province of Canada
    7.50% due 9/15/29                            35                     37,352
Asian Development Bank
    7.50% due 5/31/05                            50                     53,083
Inter-American Development
    Bank 7.375% due 1/15/10                      30                     32,775
International Bank For
    Recon & Development
    5.625% due 3/17/03                           50                     49,947
    7.625% due 1/19/23                           20                     22,373
                                                                    ----------
                                                                       535,023
                                                                    ----------
UNITED STATES GOVERNMENT
AND OTHER GOVERNMENT
OBLIGATIONS -- 44.5%
--------------------------------------------------------------------------------
UNITED STATES TREASURY BONDS -- 11.0%
--------------------------------------------------------------------------------
10.375% due 11/15/12                            100                    128,562
    12.00% due 8/15/13                          100                    141,281
    11.75% due 11/15/14                          50                     72,430
    11.25% due 2/15/15                          100                    156,344
    7.25% due 5/15/16                           150                    176,438
    8.75% due 5/15/17                           100                    134,312
    9.125% due 5/15/18                          100                    139,531
    8.125% due 8/15/19                          100                    129,266
    8.75% due 5/15/20                           125                    171,719
    8.125% due 5/15/21                          150                    195,703
    7.25% due 8/15/22                           100                    120,562
    6.25% due 8/15/23                           100                    108,156
    7.50% due 11/15/24                           50                     62,429
    6.875% due 8/15/25                           75                     87,738
    6.75% due 8/15/26                           100                    115,719
    6.375% due 8/15/27                          100                    110,750
    6.125% due 8/15/29                          186                    202,305
    6.25% due 5/15/30                            50                     55,781
                                                                    ----------
                                                                     2,309,026
                                                                    ----------
UNITED STATES TREASURY NOTES -- 14.7%
--------------------------------------------------------------------------------
    6.25% due 2/28/02                           300                    302,625
    6.125% due 8/31/02                          385                    390,113
    6.00% due 9/30/02                           450                    455,697
    5.50% due 2/28/03                           350                    352,569
    5.25% due 8/15/03                           300                    300,936
    5.875% due 2/15/04                          270                    275,527
    7.25% due 8/15/04                           235                    251,229
    6.75% due 5/15/05                            75                     79,898
    5.625% due 2/15/06                          165                    168,841
    7.00% due 7/15/06                           100                    108,844

CITI U.S. BOND INDEX FUND PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)                         December 31, 2000


                                               PRINCIPAL
                                                AMOUNT
ISSUER                                      (000'S OMITTED)             VALUE
--------------------------------------------------------------------------------
UNITED STATES TREASURY NOTES -- CONT'D
--------------------------------------------------------------------------------
    6.25% due 2/15/07                            50                 $   52,781
    6.125% due 8/15/07                           85                     89,502
    5.50% due 2/15/08                            90                     91,631
    4.75% due 11/15/08                          120                    116,681
    5.75% due 8/15/10                            40                     41,919
                                                                    ----------
                                                                     3,078,793
                                                                    ----------
UNITED STATES AGENCY OBLIGATIONS -- 18.8%
--------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.
    7.00% due 7/15/05                           100                    104,937
    7.00% due 3/15/10                           300                    320,952
    7.375% due 5/15/03                          500                    519,295
                                                                    ----------
                                                                       945,184
                                                                    ----------
Federal National Mortgage Association
    5.125% due 2/13/04                          250                    246,250
    5.75% due 6/15/05                           700                    700,658
    6.25% due 3/17/04                           100                     99,391
    6.625% due 4/15/02                          350                    353,938
    6.63% due 3/20/08                            35                     34,595
    7.08% due 11/17/03                          200                    200,468
    7.125% due 9/19/05                          200                    203,344
    7.125% due 3/15/07                          350                    373,625
    7.125% due 6/15/10                          500                    540,470
    7.25% due 5/15/30                           200                    227,624
                                                                    ----------
                                                                     2,980,363
                                                                    ----------
Israel St
    7.75% due 3/15/10                             5                      5,161
                                                                    ----------
                                                                     3,930,708
                                                                    ----------
SHORT-TERM OBLIGATIONS AT
AMORTIZED COST -- 21.9%
--------------------------------------------------------------------------------
Federal Home Loan
    Mortgage Discount Note
    5.10% due 1/02/01                         4,400                  4,399,377
Federated Prime Cash
    Obligation Fund
    6.45% due 1/02/01                           181                    181,410
                                                                   -----------
TOTAL SHORT-TERM OBLIGATIONS
   (Identified Cost $4,580,787)                                      4,580,787
TOTAL INVESTMENTS
    (Identified Cost
    $24,745,362)                              120.3%                25,190,577
OTHER ASSETS,
    LESS LIABILITIES                          (20.3)                (4,249,157)
                                              -----                -----------
NET ASSETS                                    100.0%               $20,941,420
                                              =====                ===========
See notes to financial statements

CITI U.S. BOND INDEX FUND
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2000
============================================================================
ASSETS:
Investments, at value (Note 1A) (Identified Cost, $24,745,362)   $25,190,577
Cash                                                                   2,301
Interest receivable                                                  254,525
Receivable from the Manager                                           78,971
----------------------------------------------------------------------------
   Total assets                                                   25,526,374
----------------------------------------------------------------------------
LIABILITIES:
Payable for investments purchased                                  4,514,187
Accrued expenses and other liabilities                                70,767
----------------------------------------------------------------------------
   Total liabilities                                               4,584,954
----------------------------------------------------------------------------
NET ASSETS                                                       $20,941,420
============================================================================
NET ASSETS CONSIST OF:
Paid-in capital                                                  $20,410,618
Unrealized appreciation                                              445,215
Accumulated net realized gain on investments                          85,126
Undistributed net investment income                                      461
----------------------------------------------------------------------------
   Total                                                         $20,941,420
============================================================================
COMPUTATION OF SMITH BARNEY SHARES:
Net Asset Value, offering price and redemption price per share
   ($37,328/3,617 shares outstanding)                                 $10.32
============================================================================
COMPUTATION OF CITI SHARES:
Net Asset Value, offering price and redemption price per share
   ($20,904,092/2,037,082 shares outstanding)                         $10.26
============================================================================


See notes to financial statements

CITI U.S. BOND INDEX FUND
STATEMENT OF OPERATIONS
FOR THE PERIOD SEPTEMBER 5, 2000 (COMMENCEMENT OF OPERATIONS)
TO DECEMBER 31, 2000
================================================================================
INVESTMENT INCOME (Note 1B):
Interest Income                                                         $418,974
EXPENSES:
Management fees (Note 2)                                   $9,745
Distribution fees Smith Barney Index Shares (Note 3)           10
Custody and fund accounting fees                           31,540
Legal fees                                                 22,080
Audit fees                                                 16,000
Shareholder reports                                        12,740
Transfer agent fees                                         6,599
Registration fees                                           5,408
Trustees fees                                               1,300
Other                                                       6,247
--------------------------------------------------------------------------------
  Total expenses                                          111,669
Less: expenses assumed by the Manager (Note 7)            (78,971)
Less: aggregate amount waived by the Manager (Note 2)      (6,496)
--------------------------------------------------------------------------------
  Net expenses                                                            26,202
--------------------------------------------------------------------------------
Net investment income                                                    392,772
--------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain from investment transactions            103,557
Unrealized appreciation                                   445,215
--------------------------------------------------------------------------------
Net realized and unrealized gain                                         548,772
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                    $941,544
================================================================================


See notes to financial statements

CITI U.S. BOND INDEX FUND
STATEMENT OF CHANGES IN NET ASSETS


                                                                FOR THE PERIOD
                                                              SEPTEMBER 5, 2000
                                                                COMMENCEMENT
                                                              OF OPERATIONS) TO
                                                              DECEMBER 31, 2000
================================================================================
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income                                            $  392,772
Net realized gain on investment transactions                        103,557
Unrealized appreciation                                             445,215
--------------------------------------------------------------------------------
Net increase in net assets resulting from operations                941,544
--------------------------------------------------------------------------------
DIVIDENDS DECLARED TO SHAREHOLDERS FROM:
Net investment income Smith Barney Shares                              (305)
Net realized gains Smith Barney Shares                                  (33)
Net investment income Citi Shares                                  (392,006)
Net realized gains Citi Shares                                      (18,398)
--------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders          (410,742)
--------------------------------------------------------------------------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST (Note 6):
SMITH BARNEY SHARES*
Net proceeds from sale of shares                                     38,356
Net asset value of shares issued to shareholders
   from reinvestment of dividends                                        74
Cost of shares repurchased                                           (2,006)
--------------------------------------------------------------------------------
   Total Smith Barney Shares                                         36,424
--------------------------------------------------------------------------------
CITI SHARES**
Net proceeds from sale of shares                                 20,000,221
Net asset value of shares issued to shareholders
from reinvestment of dividends                                      410,401
Cost of shares repurchased                                          (36,428)
-------------------------------------------------------------------------------
   Total Citi Shares                                             20,374,194
--------------------------------------------------------------------------------
Net increase in net assets from transactions
   in shares of beneficial interest                              20,410,618
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS                                       20,941,420
--------------------------------------------------------------------------------
NET ASSETS:
Beginning of period                                                      --
--------------------------------------------------------------------------------
End of period (including undistributed net investment
   income of $461)                                              $20,941,420
--------------------------------------------------------------------------------
 * September 11, 2000 (Commencement of Operations) to December 31, 2000.
** September 5, 2000 (Commencement of Operations) to December 31, 2000.

See notes to financial statements

CITI U.S. BOND INDEX FUND
FINANCIAL HIGHLIGHTS

                                                              SMITH BARNEY SHARE
                                                              ------------------
                                                                FOR THE PERIOD
                                                              SEPTEMBER 11, 2000
                                                                 (COMMENCEMENT
                                                               OF OPERATIONS) TO
                                                               DECEMBER 31, 2000
================================================================================
Net Asset Value, beginning of period                                 $ 9.98
--------------------------------------------------------------------------------
Income From Operations:
Net investment income                                                 0.105
Net realized and unrealized
   gain on investments                                                0.353
--------------------------------------------------------------------------------
   Total from operations                                              0.458
--------------------------------------------------------------------------------
Less Dividends From:
Net investment income                                                (0.109)
Net realized gains on investments                                    (0.009)
--------------------------------------------------------------------------------
   Total distributions                                               (0.118)
--------------------------------------------------------------------------------
Net Asset Value, end of period                                      $ 10.32
================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
   (000's omitted)                                                  $    37
Ratio of expenses to average
   net assets                                                          0.60%*
Ratio of net investment income to
   average net assets                                                  5.93%*
Portfolio turnover                                                      141%
Total return                                                           4.61%**

Note: If Agents of the Fund had not voluntarily agreed to waive all or a portion of their fees for the period, the expenses were not reduced for fees paid indirectly, the Manager had not voluntarily assumed expenses, the net investment income per share and the ratios would have been as follows:

Net investment income per share                                     $ 0.086
RATIOS:
Expenses to average net assets                                         1.99%*
Net investment income to average net assets                            4.54%*
================================================================================
 * Annualized
** Not Annualized

See notes to financial statements

CITI U.S. BOND INDEX FUND
NOTESTOFINANCIALSTATEMENTS


1. SIGNIFICANT ACCOUNTING POLICIES Citi U.S. Bond Index Fund (the "Fund") is a separate non-diversified series of CitiFunds Trust I (the "Trust"), a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Fund offers two classes of shares: the Smith Barney Shares, which commenced operations on September 11, 2000 and the Citi Shares, which commenced operations on September 5, 2000. The investment manager of the Fund is SSB Citi Fund Management LLC( "SSBC").

     The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     The significant accounting policies consistently followed by the Fund are as follows:

     A. INVESTMENT SECURITY Debt securities (other than short-term obligations maturing in sixty days or less), are valued on the basis of valuations furnished by pricing services approved by the Board of Trustees which take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, and other market data, without exclusive reliance on quoted prices or exchange or over-the-counter prices. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which constitutes fair value as determined by the Trustees. Securities, if any, for which there are no such valuations or quotations are valued at fair value as determined in good faith by or under guidelines established by the Trustees.

     B. INCOME Interest income consists of interest accrued and discount earned, adjusted for amortization of premium or discount on long-term debt securities when required for U.S. federal income tax purposes. Dividend income is recorded on the ex-dividend date.

     C. FEDERAL TAXES The Fund's policy is to comply with the provisions of the Internal Revenue Code available to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investment transactions. Accordingly, no provision for federal income or excise tax is necessary.

     D. DISTRIBUTIONS The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains.

     E. EXPENSES The Fund bears all costs of its operations other than expenses specifically assumed by SSBC. Expenses incurred by the Trust with respect to any two or more funds or series are allocated in proportion to the average net assets of

CITI U.S. BOND INDEX FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

each fund, except when allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund.

F. OTHER INVESTMENT transactions are accounted for on the date the investments are purchased or sold. Realized gains and losses are determined on the identified cost basis. Distributions to shareholders and shares issuable to shareholders electing to receive distributions in shares are recorded on the ex-dividend date.

2. MANAGEMENT FEES SSBC is a subsidiary of Citigroup Inc. ("Citigroup") and acts as investment manager to the Fund. The management fee is computed at an annual rate of 0.15% of the Fund's average daily net assets. SSBC has delegated the daily management of the Fund to State Street Bank and Trust Company, which will act as a subadviser through its State Street Global Advisors division. The management fees paid to SSBC amounted to $9,745, of which $6,496 was waived for the period ended December 31, 2000. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Manager, all of whom receive remuneration for their services to the Trust from the Manager or its affiliates.

3. DISTRIBUTION Salomon Smith Barney Inc. acts as the Fund distributor. Salomon Smith Barney Inc. ("SSB") is a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), as well as certain other broker-dealers, continues to sell Fund shares to the public as a member of the selling group.

     Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Fund's transfer agent and Boston Financial Data Services ("BFDS") acts as the Fund's sub-transfer agent. CFTC receives fees and asset-based fees that vary according to the account size and type of account. BFDS is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. For the period ended December 31, 2000, the Fund paid transfer agent fees of $12,634 to CFTC.

     Pursuant to a Distribution Plan, the Fund pays a service fee with respect to Smith Barney shares calculated at an annual rate of 0.20% of the average daily net assets. The Service Fee amounted to $10 for the period ended December 31, 2000.

4. PURCHASES AND SALES OF INVESTMENTS Purchases and sales of investments,  other
than   short-term   obligations,   aggregated   $28,690,109   and   $48,778,358,
respectively, for the year ended December 31, 2000.

5. FEDERAL INCOME TAX BASIS OF INVESTMENTS The cost and unrealized appreciation (depreciation) in value of the investment securities owned at December 31, 2000, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                    $24,746,965
================================================================================
Gross unrealized appreciation                                     $   467,126
Gross unrealized depreciation                                         (23,514)
-------------------------------------------------------------------------------
Net unrealized appreciation                                       $   443,612
================================================================================

CITI U.S. BOND INDEX FUND
NOTES TO FINANCIAL STATEMENTS


6. SHARES OF BENEFICIAL INTEREST The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in shares of beneficial interest were as follows:

                                                            FOR THE PERIOD
                                                           SEPTEMBER 5, 2000
                                                             (COMMENCEMENT
                                                           OF OPERATIONS) TO
                                                           DECEMBER 31, 2000
================================================================================
SMITH BARNEY SHARES*
Shares sold                                                      3,808
Shares issued to shareholders from reinvestment
   of distributions                                                  7
Shares repurchased                                                (198)
--------------------------------------------------------------------------------
Net increase                                                     3,617
================================================================================
CITI SHARES**
Shares sold                                                  2,000,022
Shares issued to shareholders from reinvestment
   of dividends                                                 40,604
--------------------------------------------------------------------------------
Shares repurchased                                              (3,544)
--------------------------------------------------------------------------------
Net increase                                                 2,037,082
================================================================================
  * September 11, 2000 (Commencement of Operations) to December 31, 2000.
**  September 5, 2000 (Commencement of Operations) to December 31, 2000.

7. ASSUMPTION OF EXPENSES SSBC has voluntarily agreed to pay a portion of the unwaived expenses of the Fund for the year ended December 31, 2000, which amounted to $78,971.

CITI U.S. BOND INDEX FUND
INDEPENDENT AUDITORS' REPORT


TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
OF THE CITI U.S. BOND INDEX FUND:

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Citi U.S. Bond Index Fund of CitiFunds Trust I as of December 31, 2000, the related statement of operations, changes in net assets and financial highlights for the period September 5, 2000
(Commencement of Operations) through December 31, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Citi U.S. Bond Index Fund as of December 31, 2000, the results of its operations, the changes in its net assets and financial highlights for the period September 5, 2000 (Commencement of Operations) through December 31, 2000, in conformity with accounting principles generally accepted in the United States of America.


                                                                    /s/ KPMG LLP


New York, New York
February 9, 2001

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

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

TRUSTEES AND OFFICERS
Elliott J. Berv
Donald M. Carlton
A. Benton Cocanougher
Mark T. Finn
Riley C. Gilley
Stephen Randolph Gross
Diana R. Harrington
Susan B. Kerley
Heath B. McLendon*, PRESIDENT
Alan G. Merten
C. Oscar Morong, Jr., CHAIRMAN
R. Richardson Pettit
Walter E. Robb, III
E. Kirby Warren

SECRETARY
Robert I. Frenkel*

TREASURER
Lewis E. Daidone*

  *  AFFILIATED PERSON OF INVESTMENT MANAGER


INVESTMENT MANAGER
SSB Citi Fund Management LLC

DISTRIBUTOR
Salomon Smith Barney Inc.

TRANSFER AGENT
Citi Fiduciary Trust Company
125 Broad Street, New York, NY 10004

SUB-TRANSFER AGENT AND CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

AUDITORS
KPMG LLP

     This report is prepared for the information of shareholders of Citi U.S. Bond Index Fund. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus of Citi U.S. Bond Index Fund.


(C)2001 Citicorp     [recycle logo] Printed on recycled paper       FD02214 2/01